                              JPMORGAN INCOME FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 29, 2004

                           J.P. MORGAN FUNDS ("JPMF")
                   JPMorgan Fleming Emerging Markets Debt Fund
                     ("Fleming Emerging Markets Debt Fund")

                    J.P. MORGAN INSTITUTIONAL FUNDS ("JPMIF")
                        JPMorgan Bond Fund ("Bond Fund")
     JPMorgan Global Strategic Income Fund ("Global Strategic Income Fund")
             JPMorgan Short Term Bond Fund ("Short Term Bond Fund")

                       J.P. MORGAN SERIES TRUST ("JPMST")
             JPMorgan Enhanced Income Fund ("Enhanced Income Fund")

                    J.P. MORGAN MUTUAL FUND GROUP ("JPMMFG")
          JPMorgan Short Term Bond Fund II ("Short Term Bond Fund II")
            JPMorgan Strategic Income Fund ("Strategic Income Fund")
        JPMorgan U.S. Treasury Income Fund ("U.S. Treasury Income Fund")

                J.P. MORGAN MUTUAL FUND SELECT GROUP ("JPMMFSG")
                     JPMorgan Bond Fund II ("Bond Fund II")

                      522 Fifth Avenue, New York, NY 10036

This Statement of Additional Information ("SAI") is not a Prospectus but contains additional information which should be read in conjunction with the prospectuses dated December 29, 2004, for Fleming Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, Enhanced Income Fund, Short Term Bond Fund II, Strategic Income Fund, U.S. Treasury Income Fund and Bond Fund II (each a "Fund," collectively the "Funds") as supplemented from time to time ("Prospectuses"). Additionally, this Statement of Additional Information incorporates by reference the financial statements included in the annual and semi-annual Shareholder Reports, respectively, relating to the Funds dated August 31, 2004 (the "Financial Statements"). The Prospectuses and the Financial Statements, including the Independent Registered Public Accountants' Reports, are available, without charge upon request by contacting J.P. Morgan Fund Distributors, Inc., the Funds' distributor ("JPMFD" or the "Distributor") at 522 Fifth Avenue, New York, NY 10036.

        For more information about the Funds or the Financial Statements, simply write or call for:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392
1-800-348-4782

                                                                    SAI-INC-1204

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                                TABLE OF CONTENTS

GENERAL                                                                        1
INVESTMENT STRATEGIES AND POLICIES                                             2
INVESTMENT RESTRICTIONS                                                       22
TRUSTEES                                                                      26
OFFICERS                                                                      31
CODES OF ETHICS                                                               33
PROXY VOTING PROCEDURES AND GUIDELINES                                        33
PORTFOLIO HOLDINGS DISCLOSURE                                                 34
INVESTMENT ADVISER                                                            35
ADMINISTRATOR AND SUB-ADMINISTRATOR                                           38
DISTRIBUTOR                                                                   41
DISTRIBUTION PLAN                                                             41
CUSTODIAN                                                                     44
TRANSFER AGENT                                                                45
SHAREHOLDER SERVICING                                                         45
EXPENSES                                                                      47
FINANCIAL PROFESSIONALS                                                       48
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 48
PURCHASES, REDEMPTIONS AND EXCHANGES                                          48
DIVIDENDS AND DISTRIBUTIONS                                                   52
NET ASSET VALUE                                                               52
PERFORMANCE INFORMATION                                                       53
PORTFOLIO TRANSACTIONS                                                        58
MASSACHUSETTS TRUST                                                           60
DESCRIPTION OF SHARES                                                         60
DISTRIBUTIONS AND TAX MATTERS                                                 62
ADDITIONAL INFORMATION                                                        66
FINANCIAL STATEMENTS                                                          79
APPENDIX A-DESCRIPTION OF SECURITY RATINGS                                     1

                                     GENERAL

        This SAI relates to the JPMorgan Funds listed below. The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:

Bond Fund:                                           Select, Institutional, Class A, Class B, Class C and Ultra
Global Strategic Income Fund:                        Select, Institutional, Class A, Class B and Class C
Short Term Bond Fund:                                Select, Institutional, Class A and Class B
Fleming Emerging Markets Debt Fund:                  Select, Institutional, Class A, Class B and Class C
Enhanced Income Fund:                                Select, Institutional, Class A, Class B and Class C
Bond Fund II:                                        Select, Institutional, Class A, Class B and Class C
Short Term Bond Fund II:                             Select, Institutional, Class M, Class A, Class B and Class C
Strategic Income Fund:                               Select, Institutional, Class M, Class A, Class B and Class C
U.S. Treasury Income Fund:                           Select, Institutional, Class A, Class B and Class C

        Currently, each Fund offers the following classes of shares:

Bond Fund:                                           Select, Institutional, Class A, Class B, Class C and Ultra
Global Strategic Income Fund:                        Select, Institutional and Class A
Short Term Bond Fund:                                Select, Institutional and Class A
Fleming Emerging Markets Debt Fund:                  Select
Enhanced Income Fund:                                Institutional
Bond Fund II:                                        Select, Class A and Class B
Short Term Bond Fund II:                             Select, Class M and Class A
Strategic Income Fund:                               Class M, Class A, Class B and Class C
U.S. Treasury Income Fund:                           Select, Class A and Class B

        Effective February 19, 2005, the Global Strategic Income Fund will also offer Class B, C and M Shares.

        Effective February 28, 2001, the following Funds were renamed with the approval of the Boards of Trustees of JPMMFG and JPMMFSG:

FUND                                                       FORMER NAME
----                                                       -----------
JPMorgan Short-Term Bond Fund II                           Chase Vista Short-Term Bond Fund
JPMorgan Strategic Income Fund                             Chase Vista Strategic Income Fund
JPMorgan U.S. Treasury Income Fund                         Chase Vista U.S. Treasury Income Fund
JPMorgan Bond Fund II                                      Chase Vista Select Bond Fund

        Effective May 1, 2003, the following Trusts were renamed with the approval of the Boards of Trustees of JPMMFG or JPMMFSG, as applicable:

Mutual Fund Group                                          J.P. Morgan Mutual Fund Group
Mutual Fund Select Group                                   J.P. Morgan Mutual Fund Select Group

        The shares of the Funds are collectively referred to in this SAI as the "Shares."

        This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds listed above in order to enable investors to select the Fund or Funds which best suit their needs.

        This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

        The Bond, Global Strategic Income and Short Term Bond Funds are each a series of JPMIF, an open-end management investment company, formed on November 4, 1992, as a Massachusetts business trust. The Fleming Emerging Markets Debt Fund is a series of JPMF, an open-end management investment company, formed on

November 4, 1992 as a Massachusetts business trust. J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser") advises these Funds.

        Prior to September 10, 2001, the Bond, Global Strategic Income, Short Term Bond and Fleming Emerging Markets Debt Funds sought to achieve their investment objectives by investing all of their investable assets in separate master funds (each a "Portfolio" and collectively, the "Portfolios"), corresponding open-end management investment companies having the same investment objective as each Fund. The Funds invested in the Portfolios through a two-tier master-feeder investment fund structure. The Funds no longer operate under a "master-feeder" structure and instead invest directly in portfolio securities.

        The Enhanced Income Fund is a series of JPMST, an open-end management investment company, formed on August 15, 1996, as a Massachusetts business trust. This Fund is also advised by JPMIM.

        The Bond Fund II is a series of JPMMFSG, an open-end management investment company, formed on October 1, 1996 as a Massachusetts business trust. The Short Term Bond Fund II, Strategic Income and U.S. Treasury Income Funds are a series of JPMMFG (and together with JPMIF, JPMF, JPMST and JPMMFSG, the "Trusts"), an open-end management investment company, formed on May 11, 1987 as a Massachusetts business trust. These Funds are advised JPMIM.

        PENDING TRANSACTIONS. On August 19, 2004, the Boards of Trustees of the Trusts approved the reorganization and redomiciliation of the Funds as series of J.P. Morgan Mutual Funds Series, a Massachusetts business trust ("JPMMFS"), subject to the approval of shareholders of the Funds ("Shell Reorganizations"). On that same date, the Board of Trustees of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called "JPMorgan Trust I," subject to the approval of shareholders of JPMMFS ("Redomiciliation").

        On August 19, 2004, the Boards of Trustees of JPMIF, JPMMFG and JPMMFSG also approved merger transactions involving three of the Funds included in this SAI that are respective series of those Trusts. The proposed target and acquiring funds for each of those proposed merger transactions are shown in the table below.

ACQUIRED FUND                                  ACQUIRING FUND
Bond Fund II                   MERGES WITH      One Group Bond Fund (a series of One Group
                                AND INTO        Mutual Funds)

Strategic Income Fund          MERGES WITH     Global Strategic Income Fund (a series of
                                AND INTO        JPMIF)

U.S. Treasury Income Fund      MERGES WITH     One Group Government Bond Fund (a series of
                                AND INTO        One Group Mutual Funds)


        Special meetings of shareholders of JPMF, JPMIF, JPMST, JPMMFG and JPMMFSG have been scheduled to be held on January 20, 2005 to consider each of the above proposals to the extent applicable to each Fund. If these proposals are approved by shareholders of the affected Funds, each of the transactions described above is expected to be effective as of the close of business on February 18, 2005 ("Closing Date").

        If shareholders of a Fund APPROVE the Shell Reorganization with respect to that Fund, and shareholders of JPMMFS APPROVE the Redomiciliation, the Fund will become a series of JPMorgan Trust I on the Closing Date. If shareholders of a Fund APPROVE the Shell Reorganization with respect to that Fund, and shareholders of JPMMFS DO NOT APPROVE the Redomiciliation, the Fund will become a series of JPMMFS on the Closing Date. If shareholders of a Fund DO NOT APPROVE the Shell Reorganization with respect to that Fund, the Fund will remain a series of its current trust.

        In addition to these Funds, the Trusts consist of other series representing separate investment funds.

        Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank"), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

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        Each Fund may invest in a broad range of debt securities of domestic and foreign corporate and government issuers to the extent consistent with its investment objective and policies.

                    CORPORATE BONDS AND OTHER DEBT SECURITIES

        CORPORATE BONDS. Each Fund, except the U.S. Treasury Income Fund, may invest in bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other financial issuers to the extent consistent with its investment objective and policies. All debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. See "Diversification and Quality Requirements."

        MORTGAGE-BACKED SECURITIES. The Funds, except Fleming Emerging Markets Debt Fund, may invest in mortgage-backed securities i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage banks, commercial banks and savings and loan associations. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

        Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

        There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), and other collateralized mortgage obligations ("CMOs").

        Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

        Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

        Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

        Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

        STRIPPED MORTGAGE-BACKED SECURITIES. Each Fund, except U.S. Treasury Income and Fleming Emerging Markets Debt Funds, may also invest in principal-only or interest-only stripped mortgage-backed securities. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBS, which are U.S. government securities, are liquid for purposes of the Funds' limitation on investments in illiquid securities in accordance with procedures adopted by the Boards of Trustees. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

        MORTGAGE DOLLAR ROLL TRANSACTIONS. The Funds, except Fleming Emerging Markets Debt Fund, may engage in mortgage dollar roll transactions. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% the Funds' total assets.

        MORTGAGES (DIRECTLY HELD). Each Fund, except U.S. Treasury Income Fund, may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

        The directly placed mortgages in which the Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such a Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Funds or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

        STRUCTURED PRODUCTS. Bond Fund II, Global Strategic Income Fund, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

        The Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

        Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

        Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security.

        FLOATING RATE AND VARIABLE SECURITIES. Each Fund may invest in floating rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

        The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well.

        ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Each Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

        ASSET-BACKED SECURITIES. Each Fund, except the U.S. Treasury Income Fund, may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to a Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

        Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, the Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

                            MONEY MARKET INSTRUMENTS

        Each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Funds will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Funds may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Diversification and Quality Requirements."

        U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States. The Funds may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations;
(ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and

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(iii) obligations of the Federal Farm Credit System and the Student Loan
Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

        FOREIGN GOVERNMENT OBLIGATIONS. All of the Funds, except the Short Term Bond Fund II and the U.S. Treasury Income Fund, subject to applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See also "Foreign Investments - Sovereign Fixed Income Securities."

        SUPRANATIONAL OBLIGATIONS. All of the Funds, except the Short Term Bond Fund II and the U.S. Treasury Income Fund, may invest in debt securities issued by supranational obligations. See also "Foreign Investments - Obligations of Supranational Entities."

        BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria.

        The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank.

        COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Diversification and Quality Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

        REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund

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buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities, which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities.

                             TAX EXEMPT OBLIGATIONS

        The Funds may invest in tax exempt obligations to the extent consistent with each Fund's investment objective and policies. A description of the various types of tax exempt obligations, which may be purchased by the Funds, appears below. See "Diversification and Quality Requirements."

        MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

        Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

        MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

        Municipal notes are short-term obligations with maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

        Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

        Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

        Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

        Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

        PREMIUM SECURITIES. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the Net Asset Value (the "NAV") of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

        PUTS. The Bond Fund, the Global Strategic Income Fund, the Short Term Bond Fund and the Enhanced Income Fund may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with a Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.

        Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Adviser considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

        The Funds value any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Funds were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Boards of Trustees. The Boards of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Prior to investing in such securities, the Funds, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

        Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Funds' policy is to enter into put transactions only with municipal securities dealers who are approved by the Adviser. Each dealer will be approved on its own merits, and it is the Funds' general policies to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Adviser reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized and of comparable quality in the Adviser's opinion. The Trustees have directed the Adviser not to enter into put transactions with any dealer, which in the judgment of the Adviser, become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Funds are unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

        Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Funds with the result that, while the put is outstanding, a Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Funds.

                               FOREIGN INVESTMENTS

        Each Fund, with the exception of U.S. Treasury Income Fund, may invest in securities of foreign issuers subject to the following limitations: for purposes of such Funds' investment policies, the issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenue from assets situated in such country. Fleming Emerging Markets Debt Fund and Global Strategic Income Fund make substantial investments in foreign securities. Neither the Bond Fund, the Short Term Bond Fund nor the Enhanced Income Fund expects to invest more than 25% of their respective total assets, at the time of purchase, in securities of foreign issuers. Investments made in any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

        Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

        Investors should realize that the value of a Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administration or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investment made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

        In addition, while the volume of transactions effected on foreign exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

        Since any investments made in foreign securities by Fleming Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Fund or Enhanced Income Fund may involve foreign currencies, the value of such Funds' assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. These Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage a Fund's currency exposure. Short Term Bond Fund and Bond Fund may invest up to 20% of total assets in fixed income securities of foreign issuers denominated in foreign currencies. Typically, Short Term Bond Fund and Bond Fund hedge its non-dollar investments back to the U.S. dollars. See "Foreign Currency Exchange Transactions" below.

        FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Funds with exposure to foreign currencies may from time to time enter into foreign currency exchange transactions. A Fund either enters into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

        A forward foreign currency exchange contract is an obligation by a Fund that can invest in foreign securities, to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

        A Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. A Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, a Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. A Fund will only enter into forward contracts to sell a foreign currency for another foreign currency if the Adviser expects the foreign currency purchased to appreciate against the U.S. dollar.

        Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

        SOVEREIGN FIXED INCOME SECURITIES. Each Fund, with the exception of Short Term Bond Fund II and U.S. Treasury Income Fund, may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and such a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and such a Fund's NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

        A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's

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policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

        BRADY BONDS. Fleming Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund and Enhanced Income Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

        OBLIGATIONS OF SUPRANATIONAL ENTITIES. Each Fund, with the exception of Short Term Bond Fund II and U.S. Treasury Income Fund, may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                          INVESTING IN EMERGING MARKETS

        Global Strategic Income Fund, Fleming Emerging Markets Debt Fund, Enhanced Income Fund, Bond Fund II, Short Term Bond Fund II, and to a lesser extent the Bond and Short Term Bond Funds, may also invest in the securities of emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets may be heightened. In addition, unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

        Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

        The Funds, which may make emerging market investments, may also make such investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund's securities are quoted would reduce the Fund's NAV.

        RESTRICTIONS ON INVESTMENT AND REPATRIATION. Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

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                             ADDITIONAL INVESTMENTS

        CONVERTIBLE SECURITIES. The Bond, Global Strategic Income, Short Term Bond, Fleming Emerging Markets Debt and Strategic Income Funds may invest in convertible securities of domestic and, foreign issuers subject to a Fund's investment restrictions, objective and strategy, foreign issuers. The Funds will dispose of equity shares held as a result of conversion of convertible securities. The convertible securities in which a Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

        WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Bond, Global Strategic Income, Short Term Bond, Enhanced Income, and Fleming Emerging Markets Debt Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with JPMorgan Chase Bank, the Funds' custodian (see "Custodian"), a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

        FORWARD COMMITMENTS. The Funds may purchase securities for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or Municipal Obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a segregated account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

        Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing such a Fund from recovering the collateral or completing the transaction.

        To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

        INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act and consistent with its investment objective and strategy. The

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Strategic Income Fund and Short Term Bond Fund II will generally not invest in securities of other investment companies, with the exception of shares of money market funds. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund to would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Funds to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from a Trust in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

        REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period, which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

        LOANS OF PORTFOLIO SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash collateral in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Boards of Trustees are entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

        There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

        ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. No Fund may acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

        Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

        As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    DIVERSIFICATION AND QUALITY REQUIREMENTS

        Each Fund, with the exception of Fleming Emerging Markets Debt and U.S. Treasury Income Funds, intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

        Although Fleming Emerging Markets Debt and U.S. Treasury Income Funds are not limited by the diversification requirements of the 1940 Act, all Funds including the Fleming Emerging Markets Debt and U.S. Treasury Income Funds will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters".

        If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Bond and Short Term Bond Funds may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. government. Consequently, a Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company, which invests in voting securities. See "Investment Restrictions."

        BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by each Fund, except U.S. Treasury Income Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

        Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's portfolio securities for purposes of determining the Fund's NAV. See Appendix A for more detailed information on the various ratings categories.

        In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

        At the time the Bond and Short Term Bond Funds invest in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by a Fund. If no such ratings exist, the investment must be of comparable investment quality in the Adviser's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

        The Fleming Emerging Markets Debt Fund may invest in securities that are speculative to a high degree and in default. The Global Strategic Income Fund may invest in securities rated as low as B by Moody's or Standard & Poor's, which may indicate that the obligations are speculative to a high degree. The Global Strategic Income Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the minimum ratings noted above. The credit ratings of Moody's and Standard & Poor's (the "Rating Agencies"), such as those ratings described in this SAI, may not be changed by the Rating Agencies in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not evaluate market risk. The Fleming Emerging Markets Debt and Global Strategic Income Funds may also invest in unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to the rated securities in which the Funds may invest.

        There can be no assurance that the Adviser will be successful in limiting Global Strategic Income Fund's exposure to the risks associated with lower rated securities. Because Global Strategic Income Fund invests in securities in the lower rated categories, the achievement of the Fund's investment objective is more dependent on the Adviser's ability than would be the case if the Fund were investing in securities in the higher rated categories.

        Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations may make it more difficult to dispose of Global Strategic Income and Fleming Emerging Markets Debt Funds' investments in high yield securities and to value accurately these assets. In addition, Fleming Emerging Markets Debt and Global Strategic Income Funds' investments in high yield securities may be susceptible to adverse publicity and investor perceptions whether or not justified by fundamental factors.

                        OPTIONS AND FUTURES TRANSACTIONS

        The Funds may purchase and sell (a) exchange traded and over-the-counter ("OTC") put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index. Each of the Funds may use futures contracts and options for hedging and risk management purposes. The Short Term Bond Fund II, Strategic Income Fund, and Bond Fund II may also use futures and options to seek to enhance portfolio performance. Each of the Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate by the Fund's Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. The use of options and futures is a highly specialized activity, which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If a Fund's Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate. A Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell options on futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, a Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the NAV of a Fund.

        None of the Funds will be a commodity pool. The Trusts, on behalf of themselves and their respective Fund or Funds, have filed notices of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, and, therefore, are not subject to registration or regulation as a pool operator under the rules of the Commodity Futures Trading Commission.

                                     OPTIONS

        PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date. The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

        SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline. Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

        OPTIONS ON INDEXES. Each of the Funds may purchase and sell put and call options on any securities index based on securities in which a Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund's investments generally will not match the composition of an index. For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

        EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by a Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Fund's Adviser. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Provided that the Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

                                FUTURES CONTRACTS

        The Funds may purchase and sell futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position. When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund. Each Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

        OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract. The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

        COMBINED POSITIONS. Each Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

        CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

        Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell futures with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

        LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

        POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

        ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

        SWAPS AND RELATED SWAP PRODUCTS. Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

        Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

        Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

        The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (i.e., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

        The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

        The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

        The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

        Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

        Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

        The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

        During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

        The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT

        Each Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Similarly, if the Adviser wishes to decrease fixed income securities or purchase equities, it could cause a Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

        RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

        MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

        LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

        CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.

        CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

        LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                               PORTFOLIO TURNOVER

        A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund's assets by buying and selling securities to help attain its investment objective. The table below sets forth the Funds' portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.


                                     FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                          8/31/03            8/31/04
                                     --------------------------------------
Bond Fund                                  679%               571%
Bond Fund II                               806%               590%
Enhanced Income                            328%               156%
Global Strategic Income Fund               248%               152%
Short Term Bond Fund                       386%               261%
Short Term Bond Fund II                    319%               253%
Strategic Income Fund                      116%               130%
U.S. Treasury Income Fund                  106%               169%
Fleming Emerging Markets Debt Fund         157%               166%


        With the exceptions of the US Treasury Income Fund and the Fleming Emerging Markets Debt Fund, portfolio turnover is attributable primarily to the Funds' investments in mortgages and relative value trades that were executed due to market volatility. In addition to its investments in mortgages, volatility in the Treasury sector also affected the turnover rate in the U.S. Treasury Income Fund. With respect to the Fleming Emerging Markets Debt Fund, portfolio turnover is a result of that Fund's relative value trades due to volatility in the emerging markets sector.

                             INVESTMENT RESTRICTIONS

        The investment restrictions below have been adopted by the Trusts with respect to the Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

        The investment policy of the Funds (including their investment objectives), with the exception of Bond Fund II and Short Term Bond Fund II, are not fundamental, except as designated in the Prospectuses or herein. The investment objectives of the Bond Fund II and Short Term Bond Fund II are fundamental but their investment policies are non-fundamental. Shareholders of the Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund must be given at least 30 days' prior written notice of any change in the Funds' investment objectives.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

(1) The Enhanced Income, Bond, Global Strategic Income and Short Term Bond Funds may not make any investment inconsistent with each Fund's classification as a diversified investment company under the Investment Company Act of 1940 (the "1940 Act");

(2)     (a)     The Fleming Emerging Markets Debt Fund, Bond Fund, Global
Strategic Income Fund, Short Term Bond Fund and Enhanced Income Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

        (b)     The Short Term Bond Fund II, Bond Fund II, Strategic Income
Fund and U.S. Treasury Income Fund may not purchase any security of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby), if as a result, more than 25% of a Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except as permitted by the SEC. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

(3)     (a)     The Fleming Emerging Markets Debt Fund, Bond Fund, Global
Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

        (b)     The Short Term Bond Fund II, Bond Fund II, Strategic Income
Fund and U.S. Treasury Income Fund may not issue any senior security (as defined in the 1940 Act) except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations under the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

(4)     (a)     The Fleming Emerging Markets Debt Fund, Bond Fund, Global
Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not borrow money, except to the extent permitted by applicable law;

        (b) The Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not borrow money except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 331/3% of the value of the Fund's total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Each Fund, other than the Strategic Income Fund, may borrow money only for temporary or emergency purposes. Any borrowings representing more than 5% of any of the total assets of the Bond Fund II, Short Term Bond Fund II, or U.S. Treasury Income Fund must be repaid before the Fund may make additional investments;

(5) The Funds may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(6)     (a)     The Fleming Emerging Markets Debt Fund, Bond Fund, Global
Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Funds may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) may make direct investments in mortgages;

        (b) The Short Term Bond Fund II, Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages or real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(7)     The Fleming Emerging Markets Debt Fund, Bond Fund, Global Strategic

Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies),options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities;

(8) The Short Term Bond Fund II, Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options on futures contracts or from investing in securities or other instruments backed by physical commodities or
(ii) engaging in forward purchase or sales of foreign currencies or securities;

(9)     (a)     The Fleming Emerging Markets Debt Fund, Bond Fund, Global
Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund and the U.S. Treasury Income Fund may make loans to other persons, in accordance with a Fund's investment objective and policies and to the extent permitted by applicable law; and

        (b) The Bond Fund II, Short Term Bond Fund II and Strategic Income Fund may not make loans, except that the Funds may:

                (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies;

                (ii) enter into repurchase agreements with respect to portfolio securities; and

                (iii) lend portfolio securities with a value not in excess of 1/3 of the value of its total assets.

        In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may seek to achieve their investment objectives by investing all of their investable assets in another investment company having substantially the same investment objective and policies as the Funds.

        For the purposes of investment restriction (6)(b) above, real estate includes Real Estate Limited Partnerships. For the purposes of investment restriction (2)(b) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry". Investment restriction
(2)(b) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry". Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (2)(b) above.

        FUTURE CHANGES TO FUNDAMENTAL INVESTMENT POLICES AND RESTRICTIONS. On August 19, 2004, the Boards of Trustees of JPMST, JPMMFG and JPMMFSG approved a proposal to amend each of their respective Funds' fundamental investment restriction with respect to borrowing, subject to the approval of shareholders. Shareholders will be asked to approve this proposed revised restriction at special meetings of shareholders scheduled to be held on January 20, 2005. If approved by shareholders, the fundamental investment restriction with respect to borrowing will be as indicated below.

                BORROWING: No Fund may borrow money, except to the extent permitted by applicable law.

        NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and may be changed by the Trustees of the Funds without shareholder approval. These non-fundamental investment policies require that the Funds:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments which are illiquid;

(ii) May not make short sales of securities other than short sales "against the box", maintain a short position, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and relation options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box. This restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

(iv)    May not purchase or sell interests in oil, gas or mineral leases;

(v) The Bond Fund II, Short Term Bond Fund II and Strategic Income Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities), and the U.S. Treasury Income Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

(vi) The Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

(vii) Except as specified above, the Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

(viii) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(ix) Emerging Markets Debt Fund, Bond Fund, Short Term Bond Fund, Short Term Bond Fund II, U.S. Treasury Income Fund and Bond Fund II all have an 80% investment policy which may be changed by the Fund's Board of Trustees without shareholder approval. However, the Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

        For the purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

        In order to permit the sale of its shares in certain foreign countries, the Short Term Bond Fund II, the Strategic Income Fund, the U.S. Treasury Income Fund and, subject to Trustee approval at the February, 2005 Board meeting, Global Strategic Income Fund, may make commitments more restrictive than the investment policies and limitations described above and in their Prospectuses. Should the Short Term Bond Fund II, the Strategic Income Fund, the U.S. Treasury Income Fund or the Global Strategic Income Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state or country involved. In order to comply with certain regulatory policies, as a matter of operating policy, the Short Term Bond Fund II, the Strategic Income Fund, the U.S. Treasury Income Fund and the Global Strategic Income Fund will not (i) borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by such fund to exceed 10% of the value of that Fund's total assets,
(ii) invest more than 10% of such Fund's total assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities), (iii) acquire more than 10% of the outstanding shares of any issuer and may not acquire more than 15% of the outstanding shares of any issuer together with other mutual funds managed by JPMorgan Chase Bank, (iv) invest more than 15% of such Fund's net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with the procedures established by the Boards of Trustees), (v) grant privileges to purchase shares of such Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights or (vi) sell, purchase or loan securities (excluding shares in such Fund) or grant or receive a loan or loans to or from the Adviser, corporate and domiciliary agent or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either
(a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

        There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Boards of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

        For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with The Securities and Exchange Commission or other sources. In the absence of such classification or, if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES

        The names of the Trustees of the Funds, together with information regarding the year of their birth, positions with the Funds, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

                                                                     NUMBER OF PORTFOLIOS
NAME (DOB); POSITIONS                PRINCIPAL OCCUPATIONS            IN FUND COMPLEX(1)            OTHER DIRECTORSHIPS HELD
WITH THE FUNDS (SINCE)                DURING PAST 5 YEARS             OVERSEEN BY TRUSTEE             OUTSIDE FUND COMPLEX
INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG           Retired; Vice-President &                      70               None
(1941); Trustee of JPMMFG      Treasurer of Ingersoll-Rand
since 1987, of JPMMFSG         Company (manufacturer of
since 1996, and of JPMF,       industrial equipment)
JPMIF and JPMST since 2001     (1972-2000)

ROLAND R. EPPLEY, JR.          Retired                                        70               Director, Janel Hydro Inc.
(1932); Trustee of JPMMFG                                                                      (automotive) (1993-present)
since 1989, of JPMMFSG
since 1996, and of JPMF,
JPMIF and JPMST since 2001

DR. MATTHEW GOLDSTEIN          Chancellor of the City                         70               Trustee of Bronx Lebanon Hospital
(1941) Trustee of all          University of New York,                                         Center (1992-present); Director of
Trusts since 2003              (1999 - present); President,                                    New Plan Excel Realty Trust, Inc
                               Adelphi University (New                                         (real estate investment trust)
                               York) (1998-1999)                                               (2000-present); Director of Lincoln
                                                                                               Center Institute for the Arts in
                                                                                               Education (1999-present)

ROBERT J. HIGGINS              Retired; Director of                           70               Director of Providian Financial
(1945); Trustee of all         Administration of the State                                     Corp. (banking) (2002-present)
Trusts since 2002.             of Rhode Island (2003-2004);
                               President - Consumer Banking
                               and Investment Services
                               Fleet Boston Financial
                               (1971-2002)

WILLIAM G. MORTON, JR.         Retired; Chairman Emeritus                     70               Director of Radio Shack Corporation
(1937) Trustee of all          (2001-2002), and Chairman                                       (electronics) (1987-present);
Trusts since 2003              and Chief Executive Officer,                                    Director of The National Football
                               Boston Stock Exchange                                           Foundation and College Hall of Fame
                               (1985-2001)                                                     (1994-present);

                                                                                               Trustee of the
                                                                                               Berklee College of Music
                                                                                               (1998-present); Trustee of the
                                                                                               Stratton Mountain School
                                                                                               (2001-present)

FERGUS REID, III               Chairman of Lumelite                           70               Trustee of Morgan Stanley Funds
(1932); Chairman of the        Corporation (plastics                                           (209 portfolios) (1995-present)
Board of Trustees (2001);      manufacturing
Trustee of JPMMFG since        (2003-present); Chairman and
1987, of JPMMFSG since 1996,   CEO of Lumelite Corporation
and of JPMF, JPMIF and         (1985 - 2002)
JPMST since2001

JAMES J. SCHONBACHLER          Retired; Managing Director                     70               None
(1943); Trustee of all         of Bankers Trust Company
Trusts since 2001.             (financial services)
                               (1968-1998)

INTERESTED TRUSTEE

LEONARD M. SPALDING, JR.*      Retired; Chief Executive                       70               None
(1935); Trustee of JPMMFG      Officer of Chase Mutual Funds
and JPMMFSG since 1998,        (investment company)
and of JPMF, JPMIF and         (1989-1998); President and
JPMST since 2001               Chief Executive Officer of
                               Vista Capital Management
                               (investment management)
                               (1990-1998); Chief Investment
                               Executive of Chase Manhattan
                               Private Bank (investment
                               management) (1990-1998)


(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Funds Complex for which the Boards of Trustees serve includes 14 registered investment companies.

* Mr. Spalding is deemed to be an "interested person" due to his ownership of J.P. Morgan Chase & Co. ("J.P. Morgan Chase") stock.


        Each Trustee serves for an indefinite term, subject to the Funds' current retirement policies, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Boards decide upon general policies and are responsible for overseeing the business affairs of each Trust.

        STANDING COMMITTEES. The Board of Trustees presently has four standing committees: the Audit, Valuation, Investment and Governance Committees.

        The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Schonbachler. The purposes of the Audit Committee are: (i) to appoint and determine compensation of the Funds' independent registered public accountants; (ii) to oversee the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iii) to approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (iv) to oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; and (v) to act as a liaison between the Funds' independent registered public accountants and the full Board. The Audit Committee met five times during the fiscal year ended August 31, 2004.

        The members of the Valuation Committee are Messrs. Reid (Chairman), Higgins and Morton. The function of the Valuation Committee is to assist the Board in its oversight of the valuation of the Funds' securities by JPMIM, the adviser to the Funds, as well as any sub-adviser. In instances in which the valuation procedures of a Fund require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Committee will act in lieu of the full Board. Consequently, the Valuation Committee has been consulted by management of the JPMorgan Funds on one occasion during the fiscal year ended August 31, 2004.

        The members of the Investment Committee are Messrs. Spalding (Chairman) and Goldstein. The function of the Investment Committee is to assist the Board in the oversight of the investment management services provided by the Adviser to the Fund, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The Investment Committee met once during the fiscal year ended August 31, 2004.

        The members of the Governance Committee are Messrs. Reid (Chairman), Higgins and Morton, who are each Independent Trustees of the JPMorgan Funds. The responsibilities of the Governance Committee include (i) the selection and nomination of persons for election or appointment as Trustees; (ii) the review of shareholder correspondence to the respective Board; (iii) the review of nominees recommended to the Board; (iv) review of Trustee compensation; and (v) recommendation of independent Trustee counsel and Fund legal counsel. The Governance Committee met once during the fiscal year ended August 31, 2004. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) consistency with the 1940 Act. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee.

        At the special meeting of shareholders of the Trust, scheduled to be held on January 20, 2005, shareholders of record on October 27, 2004, will be asked to elect trustees. The Governance Committee will consider nominees recommended by shareholders but has no procedure in place currently for doing so. The Governance Committee met one time during the fiscal year ended August 31, 2004.

        The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2003, in the Funds and each Trustee's aggregate ownership in any funds that the Trustee oversees in the Family of Investment Companies(1):

                                                                                       DOLLAR RANGE OF
                                                                                           EQUITY
                                                                                        SECURITIES IN
                                                                                         THE FLEMING            DOLLAR RANGE OF
                                 DOLLAR RANGE OF EQUITY       DOLLAR RANGE OF             EMERGING             EQUITY SECURITIES
                                 SECURITIES IN THE BOND      EQUITY SECURITIES          MARKETS DEBT            IN THE ENHANCED
        NAME OF TRUSTEE                   FUND              IN THE BOND FUND II             FUND                  INCOME FUND
        ---------------
INDEPENDENT TRUSTEES
William J. Armstrong                      None                     None                     None                     None
Roland R. Eppley, Jr.                     None                     None                     None                     None
Dr. Matthew Goldstein                     None                     None                     None                     None
Robert J. Higgins                         None                     None                     None                     None
William G. Morton, Jr.                    None                     None                     None                     None
Fergus Reid, III                          None                     None                     None                     None
James J. Schonbachler                     None                     None                     None                     None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                  None                     None                     None                     None

                                                              DOLLAR RANGE OF          DOLLAR RANGE OF          DOLLAR RANGE OF
                                 DOLLAR RANGE OF EQUITY    EQUITY SECURITIES IN       EQUITY SECURITIES        EQUITY SECURITIES
                                SECURITIES IN THE GLOBAL      THE SHORT TERM            IN THE SHORT           IN THE STRATEGIC
        NAME OF TRUSTEE           STRATEGIC INCOME FUND          BOND FUND             TERM BOND FUND             INCOME FUND
        ---------------
INDEPENDENT TRUSTEES
William J. Armstrong                      None               $10,001-$50,000          $50,001-$100,000               None
Roland R. Eppley, Jr.                     None                     None                     None                     None
Dr. Matthew Goldstein                     None                     None                     None                     None
Robert J. Higgins                         None                     None                     None                     None
Fergus Reid, III                          None                     None                     None                     None
William G. Morton, Jr.                    None                     None                     None                     None
James J. Schonbachler               $10,001-$50,000                None                     None                     None

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                  None                     None                     None                     None


                                                          AGGREGATE OWNERSHIP OF ALL
                                                            REGISTERED INVESTMENT
                                 DOLLAR RANGE OF EQUITY     COMPANIES OVERSEEN BY
                                 SECURITIES IN THE U.S.      TRUSTEE IN FAMILY OF
        NAME OF TRUSTEE           TREASURY INCOME FUND       INVESTMENT COMPANIES
        ---------------
INDEPENDENT TRUSTEES
William J. Armstrong                      None                Over $100,000
Roland R. Eppley, Jr.                     None                Over $100,000
Dr. Matthew Goldstein                     None                     None
Robert J. Higgins                         None                     None
William G. Morton, Jr.                    None                     None
Fergus Reid, III                          None               $50,001-$100,000
James J. Schonbachler                     None               $50,001-$100,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                  None                Over $100,000


(1) Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Boards of Trustees serve includes 14 registered investment companies.

        As of December 31, 2003, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

        Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Funds Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Boards of Trustees of the JPMorgan Funds Complex, Mr. Reid is paid an additional $130,000. Messrs. Armstrong and Spalding are paid an additional $40,000 for their services as committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

        Trustee aggregate compensation expenses paid by the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 2003 are set forth below:

                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS

                                                                                           FLEMING
                                                                        ENHANCED           EMERGING          GLOBAL
                                      BOND              BOND             INCOME            MARKETS          STRATEGIC
NAME OF TRUSTEE                       FUND             FUND II            FUND            DEBT FUND        INCOME FUND
---------------                       ----             -------       ---------------      ---------        -----------
INDEPENDENT TRUSTEES
William J. Armstrong             $         1,756   $         1,310   $           478   $            79   $           153
Roland R. Eppley, Jr.                      1,518             1,107               407                67               132
Dr. Matthew Goldstein                      1,105               924               311                52                96
Robert J. Higgins                          1,518             1,107               407                67               132
William G. Morton, Jr.                     1,105               924               311                52                96
Fergus Reid, III                           3,178             2,319               856               141               276
James J. Schonbachler                      1,518             1,107               407                67               132

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                   1,611             1,184               431                72               141

                                   SHORT TERM        SHORT TERM         STRATEGIC       U.S. TREASURY
NAME OF TRUSTEE                     BOND FUND       BOND FUND II       INCOME FUND       INCOME FUND
---------------                    ----------       ------------       -----------      -------------
INDEPENDENT TRUSTEES
William J. Armstrong             $         1,161   $         1,970   $            28   $           185
Roland R. Eppley, Jr.                        988             1,680                24               159
Dr. Matthew Goldstein                        754             1,278                18               119
Robert J. Higgins                            988             1,680                24               159
William G. Morton, Jr.                       754             1,278                18               119
Fergus Reid, III                           2,071             3,519                50               332
James J. Schonbachler                        988             1,680                24               159

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                   1,052             1,779                25               168

                                      AGGREGATE TRUSTEE COMPENSATION
NAME OF TRUSTEE                       PAID FROM THE FUND COMPLEX
---------------
INDEPENDENT TRUSTEES
William J. Armstrong                                 $       140,000
Roland R. Eppley, Jr.                                        120,000
Dr. Matthew Goldstein                                         90,000
Robert J. Higgins                                            120,000
William G. Morton, Jr.                                        90,000
Fergus Reid, III                                             250,000
James J. Schonbachler                                        120,000

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                                     126,667


        The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Boards of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Boards of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or one of its predecessors. Messrs. Armstrong, Eppley, Reid and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. By April 1, 2004, Messrs. Armstrong, Eppley and Reid had received lump sum payouts of their Plan amounts. Mr. Spalding deferred receipt of his Plan amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

        The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees who have elected to defer compensation under such plan.

        The Declarations of Trust provide that the Trusts will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trusts, unless, as to liability to the Trusts or their shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trusts. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

        The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

        The names of the officers of the Funds, together with the year of their birth, information regarding their positions held with the Funds, principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

         NAME (YEAR OF BIRTH),
          POSITIONS HELD WITH                                           PRINCIPAL OCCUPATIONS
           THE FUNDS (SINCE)                                             DURING PAST 5 YEARS
         --------------------                                           ---------------------
George C.W. Gatch (1962),               Managing Director, JPMIM, CEO and President of the J.P. Morgan and One Group
President (2001)                        Funds. An employee since 1986, Mr. Gatch leads the firm's U.S. mutual fund and financial intermediary business. He was previously president and CEO of DKB
                                        Morgan, a Japanese mutual fund company, which was a joint venture between J.P.
                                        Morgan and Dai-Ichi Kangyo Bank. Prior to working in Japan, Mr. Gatch established JPMIM's sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963),                 Chief Operating Officer, JPMorgan Funds (August 2004 to present) and One Group
Senior Vice President                   Mutual Funds from November 2001 until present.  From October 1999 to present, Vice
(2004)                                  President and Treasurer, One Group Administrative Services, Inc., and Vice President
                                        and Treasurer, One Group Dealer Services, Inc.

Patricia A. Maleski (1960),             Vice President, JPMIM; previously, Treasurer, JPMorgan Funds and Head of Funds
Vice President and Chief                Administration and Board Liaison.  Prior to joining J.P. Morgan Chase & Co. in 2001,
Administrative Officer                  Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc., a
(2004)                                  service provider to the Board of Directors/Trustees of the JPMorgan Funds.

Wayne H. Chan (1965),                   Vice President and Assistant General Counsel, JPMIM, since September 2002; prior
Secretary (2004)                        to joining J.P. Morgan Chase & Co., Mr. Chan was an associate at the law firm of
                                        Shearman & Sterling from May 2001 through September 2002; Swidler Berlin Shereff
                                        Friedman LLP from June 1999 through May 2001; and Whitman Breed Abbott & Morgan
                                        LLP from September 1997 through May 1999.

         NAME (YEAR OF BIRTH),
          POSITIONS HELD WITH                                           PRINCIPAL OCCUPATIONS
           THE FUNDS (SINCE)                                             DURING PAST 5 YEARS
         --------------------                                           ---------------------
Stephanie J. Dorsey (1969),             Director of Mutual Fund Administration, One Group Administrative Services, since
Treasurer (2004)                        January 2004; Ms. Dorsey worked for Bank One Corporation (now known as JPMorgan
                                        Chase & Co.) from January 2003 to January 2004; prior to joining Bank One
                                        Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from September 1992 through December 2002.

Elizabeth A. Davin (1964),              From September 2004 to present, Senior Counsel, JPMorgan Chase & Co.; prior to that
Assistant Secretary (2004)              Ms. Davin was Assistant General Counsel and then Associate General Counsel and Vice
                                        President, Gartmore Global Investments, Inc. from July 1999 to August 2004.

Stephen M. Benham (1959),               Vice President and Assistant General Counsel, JPMIM since 2004; Vice President
Assistant Secretary (2004)              (Legal Advisory) of Merrill Lynch Investment Managers, L.P., from 2000 to 2004;
                                        Attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Jessica K. Ditullio (1962),             From 1990 to present, various attorney positions for Bank One Corporation (now known as
Assistant Secretary (2004)              JPMorgan Chase & Co.) since 1990.

Nancy E. Fields (1949),                 From October 1999 to present, Director, Mutual Fund Administration, One Group
Assistant Secretary (2004)              Administrative Services, Inc. and Senior Project Manager, Mutual Funds, One Group
                                        Dealer Services, Inc. From July 1999 to October 1999, Project Manager, One Group,
                                        Banc One Investment Advisors Corporation.

Avery P. Maher (1945);                  Vice President and Assistant General Counsel, JPMIM since 2004; Second Vice
Assistant Secretary                     President and Assistant Secretary of John Hancock Advisers, LLC, from July 1992 through September 2004.

Alaina Metz (1967),                     From June 1995 to present, Vice President, BISYS Fund Services, Inc.
Assistant Secretary (2001)*

Martin R. Dean (1963),                  Vice President of Regulatory Services of BISYS Fund Services, Inc. since 1994.
Assistant Treasurer (2004)*

Arthur A. Jensen (1966),                Vice President of Financial Services of BISYS Fund Services, Inc., since June 2001;
Assistant Treasurer (2004)*             from 1999 to 2001, Section Manager at Northern Trust Company; from 1997 to 1999,
                                        Accounting Supervisor at Allstate Insurance Company.

Christopher D. Walsh (1965),            Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail
Assistant Treasurer (2004)              mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund
                                        Administration at Prudential Investments.

Paul M. DeRusso (1954),                 Vice President, JPMIM; Manager of the Budgeting and Expense Group of Funds
Assistant Treasurer (2001)              Administration Group.

Mary D. Squires (1955),                 Vice President, JPMIM; Ms. Squires has held numerous financial and operations
Assistant Treasurer (2001)              positions supporting the J.P. Morgan Chase organization complex.

         NAME (YEAR OF BIRTH),
          POSITIONS HELD WITH                                           PRINCIPAL OCCUPATIONS
           THE FUNDS (SINCE)                                             DURING PAST 5 YEARS
         ---------------------                                          ---------------------
Stephen M. Ungerman (1953),             Vice President, JPMIM; previously, head of Fund Administration - Pooled
Chief Compliance Officer                Vehicles. Prior to joining J.P. Morgan Chase & Co. in 2000, he held a number of
(2004)                                  positions in Prudential Financial's asset management business, including
                                        Associate General Counsel, Tax Director and Co-head of Fund Administration
                                        Department. Mr. Ungerman was also the Assistant Treasurer for all mutual funds managed by Prudential.

*    The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.

        As of November 30, 2004, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

                                 CODES OF ETHICS

        The Funds, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.

        Effective February 19, 2005, One Group Dealer Services, Inc. ("OGDS") will become the Funds' distributor. See "Distributor" below for more information. OGDS has adopted a Code of Ethics that requires that all employees of OGDS must: (i) place the interest of the accounts which are managed by affiliates of OGDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the Code of Ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of OGDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable mutual fund's prospectus or Statement of Additional Information or effecting or facilitating a mutual fund transaction to engage in market timing. OGDS's Code of Ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such Code of Ethics.

                     PROXY VOTING PROCEDURES AND GUIDELINES

        The Boards of Trustees of the Funds have delegated to the Funds' investment adviser, JPMIM, and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. Most of the securities in which the Funds invest, however, are rarely required, or permitted, to vote. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues. The guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

        To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

        Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between a Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner or deferring the vote to ISS, which will vote in accordance with its own recommendation.

        The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

                - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

                - JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

                - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

                - JPMIM votes against proposals for a super-majority vote to approve a merger.

                - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

                - JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

                - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

                          PORTFOLIO HOLDINGS DISCLOSURE


        As described in the Prospectuses and pursuant to a Fund's portfolio holdings disclosure policy, no sooner than 30 days after month end, a Fund will make available to the public, upon request to the JPMorgan Funds Service Center (1-800-348-4782), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

        A Fund's publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to
(i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of a Fund and (ii) clients of the Adviser or its affiliates that invest in a Fund or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive a Fund's portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:


   Vickers Stock Research Corp.         Quarterly     30 days after month end
   Standard & Poor's                    Monthly       30 days after month end
   MorningStar Inc.                     Monthly       30 days after month end
   Lipper, Inc.                         Monthly       30 days after month end
   Thomson Financial                    Monthly       30 days after month end
   Bloomberg LP                         Monthly       30 days after month end
   Investment Company Institute         Monthly       30 days after month end
   Sisters of Saint Joseph of Peace     Quarterly     30 days after month end

        In addition, certain service providers to a Fund, or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive a Fund's portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Funds (released quarterly 10 days after trade date), transfer agents, and entities providing CDSC financing (released weekly 1 day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund's portfolio holdings and therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

        Disclosure of a Fund's portfolio securities as an exception to a Fund's normal business practice requires the business unit proposing such an exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds' Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between a Fund's shareholders on the one hand and the Fund's investment adviser, principal underwriter or any affiliated person of the Fund or such entities on the other by creating a structured review and approval process which seeks to ensure that disclosure of information about a Fund's portfolio securities is in the best interests of a Fund's shareholders. There can be no assurance, however, that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

        Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs will be available on the Fund's website at www.jpmorganfunds.com and on the SEC website at www.sec.gov.

        The Funds also include information concerning the Funds' top ten holdings in marketing materials that are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

        Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.


                               INVESTMENT ADVISER

        Pursuant to the Investment Advisory Agreements (the "Advisory Agreements"), between the Trusts on behalf of the Funds and JPMIM, JPMIM serves as investment adviser, as discussed in the "General" section.

        Subject to the supervision of the Funds' Trustees, the Adviser makes the Funds' day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Funds. Effective October 1, 2003, JPMIM became a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. ("JPMFAMH"), which is a wholly owned subsidiary of JPMorgan Chase. Prior to October 1, 2003, JPMIM was a wholly owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

        Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank serves as trustee.

        Under separate agreements, JPMorgan Chase Bank, a subsidiary of JPMorgan Chase, also provides certain financial, fund accounting, record keeping and administrative services to the Trusts, the Corporation and the Funds and shareholder services for the Trusts. Effective February 19, 2005, One Group Administrative Services, Inc., an affiliate of JPMorgan Chase Bank, will become the administrator to the Funds in place of JPMorgan Chase Bank. Similarly, effective that same day, One Group Dealer Services, Inc., also an affiliate of JPMorgan Chase Bank, will replace JPMorgan Chase Bank as the shareholder servicing agent for the Funds. See the "Administrator and Sub-Administrator" and "Shareholder Servicing" sections.

        JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

        JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

        The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreements. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions".

        The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

        On February 19, 2005, the Boards of Trustees of the Trusts approved amendments to the Advisory Agreements reflecting (i) the new names of the Funds effective February 19, 2005, (ii) new advisory fees for certain series of JPMST not included in this SAI, (iii) the contingent removal of each of the Funds from the Advisory Agreements effective upon the closing of the reorganization or reorganization and redomiciliation of the Fund, as applicable, to the extent such transaction is approved by shareholders of the Fund.

        Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"), a wholly owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund. On September 1, 2003, JPMFAM (USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

        Prior to February 28, 2001, The Chase Manhattan Bank ("Chase"), a predecessor of JPMorgan Chase Bank, was the investment adviser to the Funds of JPMMFG and JPMMFSG, Chase Fleming Asset Management (USA) Inc. served as sub-adviser to those Funds, and State Street Research & Management Company also served as sub-adviser to the Strategic Income Fund.

        As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by JPMIM or a predecessor, under the Advisory Agreements, the Trusts, on behalf of the Funds, have agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets as described in the Prospectuses.

        The table below sets forth the investment advisory fees paid to or accrued by JPMFAM (USA), Chase, or JPMIM (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):

                               FISCAL YEAR ENDED        FISCAL PERIOD FROM         FISCAL YEAR ENDED         FISCAL YEAR ENDED
                                    10/31/01          11/1/01 THROUGH 8/31/02*          8/31/03                   8/31/04
                               PAID/                     PAID/                     PAID/                     PAID/
FUND                          ACCRUED      WAIVED       ACCRUED      WAIVED       ACCRUED      WAIVED       ACCRUED      WAIVED
Bond Fund II                $    2,013   $        -   $    1,781   $        -   $    2,712   $        -   $    2,926            -
Short Term Bond Fund II            776           86        2,284            -        3,818            -        3,627            -

Strategic Income Fund              130         (130)          91          (91)         108         (108)         111         (111)
U.S. Treasury Income Fund          305         (212)         336         (163)         447         (119)         430          (57)

*The Funds changed their fiscal year-end from 10/31 to 8/31.

        The table below sets forth the amounts paid to or accrued by JPMIM, (for the portfolios corresponding to the Funds through 9/9/01 and the Funds from 9/10/01 through 8/31/06) and the amounts waived in parentheses for the fiscal periods indicated (amounts in thousands):

                                                        FISCAL PERIOD FROM
                                  FISCAL YEAR             11/1/01 THROUGH         FISCAL YEAR ENDED         FISCAL YEAR ENDED
                                 ENDED 10/31/00*             8/31/02*                  8/31/03                   8/31/04
                                                         PAID/                     PAID/                     PAID/
FUND                                                    ACCRUED      WAIVED       ACCRUED      WAIVED       ACCRUED      WAIVED
Bond Fund                                $    4,413   $    4,315   $        -   $    4,554   $        -   $    3,070            -
Enhanced Income ***                               -            -            -          914         (399)         946         (400)
Global Strategic Income Fund                    652          538         (264)         586         (327)         312         (199)
Short Term Bond Fund                          1,126        1,474           68        2,218          (29)       2,122         (255)

                                                        FISCAL PERIOD FROM
                               FISCAL YEAR ENDED          8/31/02 THROUGH         FISCAL YEAR ENDED         FISCAL YEAR ENDED
                                     7/31/02                 8/31/02~**                  8/31/03                   8/31/04
                               PAID/                     PAID/                     PAID/                     PAID/
FUND                          ACCRUED      WAIVED       ACCRUED      WAIVED       ACCRUED      WAIVED       ACCRUED      WAIVED
Fleming Emerging
Markets Debt Fund           $      229   $      (79)  $       22   $       (2)  $      412   $       (2)  $      323      $  (44)

~The fees were paid by the U.S. Fixed Income Portfolio, the Global Strategic Income Portfolio, the Short Term Bond Portfolio and the Emerging Markets Debt Portfolio, respectively, prior to the despoking of the Master Feeder structure on 9/9/01.
*The Funds changed their fiscal year-end from 10/31 to 8/31.
**The Fund changed its fiscal year-end from 7/31 to 8/31.
*** The Fund's inception date is 11/31/01.

        The Advisory Agreements provide that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreements. See the "Distributor" section. The Advisory Agreements will terminate automatically if assigned and are terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust. See "Additional Information."

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

        The Funds' Boards of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreements or their affiliates, have approved the respective Advisory Agreement for each Fund.

        As part of its review of the investment advisory arrangements for the Funds, the Boards of Trustees have requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Boards of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Boards of Trustees request and review, with the assistance of legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

        In approving each Advisory Agreement, the Boards of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Boards of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Boards of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities.

        The Boards of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Boards of Trustees also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

        In reaching their decision to approve the investment advisory contracts, the Boards of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                       ADMINISTRATOR AND SUB-ADMINISTRATOR

        Pursuant to the Administration Agreements, effective September 10, 2001, between the Trusts, on behalf of the Funds, and a predecessor of JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank is the administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trusts of all documents required to be filed for compliance by the Trusts with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank in its capacity as administrator does not have any responsibility or authority for the investment management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of the Funds' shares.

        JPMorgan Chase Bank was formed on November 10, 2001, from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.

        Under the Administration Agreements, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreements will continue in effect for two years and from year to year thereafter with respect to each Fund, only if such continuance is specifically approved at least annually by the Boards of Trustees of the Trusts, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's outstanding voting securities, as defined under "Investment Restrictions". The Administration Agreements are terminable without penalty by the Trusts on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of each of the Boards of Trustees, including a majority of the Trustees who are not "interested persons" of the Trusts, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreements also provide that absent willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of duties under the agreement on the part of JPMorgan Chase Bank or its directors, officers or employees, the Trusts shall indemnify JPMorgan Chase Bank against any claims that JPMorgan Chase Bank may incur based on any omissions in connection with services rendered to the Trusts under the Administration Agreements.

        In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreements, JPMorgan Chase Bank receives from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may voluntarily waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank pays a portion of the fees it receives to BISYS Fund Services, L.P for its services as each Fund's sub-administrator.

        Prior to July 1, 2001 and pursuant to co-administration agreements with JPMF, JPMIF and JPMST, on behalf of their Funds, dated August 1, 1996, Funds Distributor, Inc. ("FDI") served as co-administrator for such Funds and their corresponding Portfolios. For its services under the co-administration agreements, these Funds and their corresponding Portfolios agreed to pay FDI fees equal to their allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund and its corresponding Portfolio was based on the ratio of its net assets to the aggregate net assets of its Trust and certain other investment companies subject to similar agreements with FDI.

        Prior to July 1, 2001 and pursuant to an administrative services agreement with JPMF, JPMIF and JPMST on behalf of their Funds a predecessor to JPMorgan Chase Bank served as such Fund's administrative services agent. For its services under this agreement, the administrative services agent received from each Fund and Portfolio an allocable share of a complex-wide charge of 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund was determined by the proportionate share that its net assets bore to the total net assets of its Trust and certain other Funds with similar arrangements.

        On August 19, 2004, the Boards of Trustees of the Trusts approved an administration agreement (the "New Administration Agreement") with One Group Administrative Services, Inc. ("OGA"). OGA is an affiliate of JPMorgan Chase Bank, the current Administrator, and an indirect wholly owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Columbus, Ohio 43240. Pursuant to the New Administration Agreement, effective February 19, 2005, OGA will be the administrator of the Funds. The new name of the Administrator will be "JPMorgan Funds Management, Inc." effective February 19, 2005.

        Pursuant to the New Administration Agreement, OGA will assist in supervising all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian agreement, the fund accounting agreement and the transfer agency agreement for that Fund). Under the New Administration Agreement, OGA has agreed to maintain the necessary office space for the Funds, to price the portfolio securities of each Fund it serves and compute the net asset value and net income of the Funds on a daily basis, to maintain each Fund's financial accounts and records, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian agreement, fund accounting agreement and the transfer agency agreement. Under the New Administration Agreement, OGA may, at its expense, subcontract with any entity or person concerning the provision of services under the New Administration Agreement.

        Unless sooner terminated, the New Administration Agreement will continue in effect through October 31, 2006. Thereafter, if not terminated, the New Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Boards of Trustees who are not parties to the New Administration Agreement or interested persons of any such party. The New Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Boards of Trustees or by OGA. The termination of the New Administration Agreement with respect to one Fund will not result in the termination of the New Administration Agreement with respect to any other Fund.

        The New Administration Agreement provides that OGA shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the New Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

        In consideration of the services to be provided by OGA pursuant to the New Administration Agreement, OGA will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of the equity and fixed income funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets of the equity and fixed income funds in the JPMorgan Funds

Complex in excess of $25 billion. For purposes of this paragraph, the "JPMorgan Funds Complex" includes the series of One Group Mutual Funds.

        Prior to September 10, 2001, pursuant to an administration agreement with each of JPMMFG and JPMMFSG on behalf of their Funds, dated August 31,1996, a predecessor to JPMorgan Chase Bank served as administrator for Funds of those trusts. For its services under these administration agreements, the administrator received 0.10% of the average daily net assets of such Funds.

        Prior to September 10, 2001, pursuant to an administration agreement effective July 1, 2001 with JPMF, JPMIF and JPMST, on behalf of their Funds, a predecessor to JPMorgan Chase Bank served as administrator for Funds of those trusts. For its services under this agreement, the administrator received from each such Fund and Portfolio an allocable share of a complex-wide charge of 0.09% of the first $7 billion of average net assets plus 0.04% of average net assets over $7 billion.

        For the fiscal year ends indicated below JPMorgan Chase Bank or its predecessor was paid or accrued administration, administrative services and co-administration fees and waived the amounts in parentheses for the following Funds (amounts in thousands):

                                                        FISCAL PERIOD FROM
                               FISCAL YEAR ENDED          11/1/01 THROUGH         FISCAL YEAR ENDED         FISCAL YEAR ENDED
                                   10/31/01                   8/31/02*                  8/31/03                   8/31/04
                               PAID/                     PAID/                     PAID/                     PAID/
FUND                          ACCRUED      WAIVED       ACCRUED      WAIVED       ACCRUED      WAIVED       ACCRUED      WAIVED

Bond Fund                   $      598   $     (215)  $    2,158   $   (1,158)  $    2,277   $   (1,553)  $    1,535      ($1,150)
U.S. Fixed Income
Portfolio                          351            -
Bond Fund II                       731          (49)         891         (121)       1,356          (36)       1,463         (389)
Enhanced Income
Fund**                                                       192         (192)         548         (548)         568         (568)
Global Strategic
Income Fund                         65          (21)         179          (87)         195          (62)         104         (101)
Global Strategic
Income Portfolio                    35            -            -            -            -            -
Short Term Bond
Fund                               244         (106)         884         (740)       1,331       (1,298)       1,273        (1011)
Short Term Bond
Portfolio                          107            -            -
Strategic Income
Fund                                28          (28)          27          (27)          32          (32)          33          (33)
Short Term Bond
Fund II                            374          (60)       1,371         (259)       2,291         (549)       2,176         (597)
U.S. Treasury
Income Fund                        113          (13)         168          (39)         224         (120)         215         (130)

*The Funds changed their fiscal year-end from 10/31 to 8/31.
**The Fund's inception date is 11/31/01.

                               FISCAL YEAR ENDED        FISCAL PERIOD 8/1/02        FISCAL YEAR ENDED         FISCAL YEAR ENDED
                                     7/31/02              THROUGH 8/31/02*              8/31/03                   8/31/04
                               PAID/                     PAID/                     PAID/                     PAID/
FUND                          ACCRUED      WAIVED       ACCRUED      WAIVED       ACCRUED      WAIVED       ACCRUED      WAIVED
----
Fleming Emerging Market
Debt Fund                   $       50   $        -   $        5   $        -   $       88   $      (31)  $       69       $ (41)
The Series Portfolio                 -            -

*The Fund changed its fiscal year-end from 7/31 to 8/31.

        Prior to September 10, 2001 and pursuant to a distribution and sub-administration agreement with JPMMFG and JPMMFSG, on behalf of their Funds, a predecessor to the Distributor served as such Funds' sub-administrator. For its services under this agreement, the sub-administrator received 0.05% of the average daily net assets of each such Fund. The table below sets forth the fees paid or accrued for the fiscal periods indicated (amounts in thousands).

                            FISCAL PERIOD FROM
                            11/1/00 THROUGH 9/9/01
                             PAID /
FUND                        ACCRUED        WAIVED
----
Bond Fund II                $      275   $     (159)
Intermediate Bond Fund             183            -
Short Term Bond Fund II             92          (75)

Strategic Income Fund               11          (11)
U.S. Treasury Income Fund           39            -



                                   DISTRIBUTOR

        The Distributor serves as the Trusts' exclusive distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, the Distributor has been granted the right, as agent of the Trusts, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trusts and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trusts, the Distributor receives no compensation in its capacity as the Trusts' distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc.

        The Distribution Agreement shall continue in effect with respect to each Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of a Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of a Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of a Trust, including a vote of a majority of the Trustees who are not "interested persons" of a Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of the Distributor are located at 522 Fifth Avenue, New York, NY 10036.

        Prior to April 11, 2001, Funds Distributors, Inc. ("FDI") serviced as the distributor of the Funds of JPMF, JPMIF and JPMST.

        Effective February 19, 2005, One Group Dealer Services, Inc., 1111 Polaris Parkway, Columbus, Ohio ("OGDS"), will begin serving as distributor to the Funds pursuant to a Distribution Agreement approved by the Boards of Trustees of the Trusts on August 19, 2004. OGDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly owned subsidiary of JPMorgan Chase.

        Unless otherwise terminated, the Distribution Agreement will continue in effect until October 31, 2006 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Boards of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Boards of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Boards of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the OGDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. OGDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

                                DISTRIBUTION PLAN

        Each Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A, B, C and M Shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

        Class A Shares pay a Distribution Fee of 0.25%, Class B and Class C Shares pay a Distribution Fee of 0.75%, Strategic Income Fund Class M Shares pay a Distribution Fee of up to 0.50% and Short Term Bond Fund II Class M Shares pay a Distribution Fee of up to 0.35% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

        No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

        Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average NAV of the Class A Shares, 0.75% annualized of the average NAV of the Class B Shares or 0.75% annualized of the average NAV of the Class C Shares maintained in a Fund by such broker-dealers' customers. For the Strategic Income Fund, such compensation to broker-dealers are in an amount not to excess 0.50% annualized of the average NAV of the Class M Shares maintained by such broker-dealers' customers. For the Short Term Bond Fund II, such trail or maintenance commissions are in an amount not to exceed 0.30% annualized of the average NAV of the Class M Shares maintained by such broker-dealers' customers up to $1 billion and 0.35% of the NAV excess of $1 billion. Trail or maintenance commissions on Class B and Class C Shares will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the Funds, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B and Class C Shares.

        Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

        The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

        The Distribution Plan requires that the Distributor shall provide to the Boards of Trustees, and the Boards of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefore) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

        The Distribution Plan, which was approved by the Boards of Trustees of the Trusts on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by each Trust with respect to the classes of shares specified above.

        The table below sets for the 12b-1 fees that the Funds paid to or that were accrued by the Distributor (waived amounts are in parentheses) with respect to fiscal periods indicated (amounts in thousands):

                                                        FISCAL PERIOD FROM
                               FISCAL YEAR ENDED         10/31/01 THROUGH          FISCAL YEAR ENDED         FISCAL YEAR ENDED
                                   10/31/2001                 8/31/02*                 8/31/2003                  8/31/04
                               PAID/                     PAID/                     PAID/                     PAID/
FUND                          ACCRUED      WAIVED       ACCRUED      WAIVED       ACCRUED      WAIVED       ACCRUED      WAIVED
----
Bond Fund                   $        -^  $        -   $        4   $        -   $       21   $        -   $       26   $        -

Bond Fund II                        93          (64)         159          (94)         201          (88)         165          (61)

Global Strategic Income
Fund                                 -^           -            1            -            4            -            1            -

Short Term Bond Fund                 -^           -           15            -           26            -           17           (2)

Short Term Bond Fund II            822          (32)       2,769          (66)       4,570         (129)       3,330          (67)

Strategic Income Fund              150          (19)         107           (8)          90            -          135            -

U.S. Treasury Income Fund          232         (108)         209          (90)          62         (124)         250         (125)

* The Funds changed their fiscal year-end from 10/31 to 8/31.
** Fund commenced operations on 11/30/01.
^ Amount rounds to less than one thousand.

                               FISCAL YEAR ENDED        FISCAL PERIOD FROM         FISCAL YEAR ENDED         FISCAL YEAR ENDED
                                     7/31/02           /31/02 THROUGH 8/31/02           8/31/03                   8/31/04
                               PAID/                     PAID/                     PAID/                     PAID/
FUND                          ACCRUED      WAIVED       ACCRUED      WAIVED       ACCRUED      WAIVED       ACCRUED      WAIVED
----
Fleming Emerging Markets
Debt Fund *                 $        -   $        -   $        -   $        -   $        -   $        -   $        -   $        -

* The Fund changed its fiscal year-end from 7/31 to 8/31.

        Expenses paid by the Distributor related to the distribution of Fund shares under the Distribution Plan during the fiscal year ended 8/31/04:

BOND FUND
         Advertising and Sales Literature                                          $        1,397
         B Share Financing Charges                                                         18,024
         Compensation to dealers                                                           20,029
         Compensation to sales personnel                                                       94
         Equipment, supplies and other                                                     11,109
         Printing, production and mailing of prospectuses to
         other than shareholders                                                            7,037
BOND FUND II
         Advertising and Sales Literature                                                      66
         B Share Financing Charges                                                        105,015
         Compensation to dealers                                                           63,436
         Compensation to sales personnel                                                        5
         Equipment, supplies and other                                                        539
         Printing, production and mailing of prospectuses to
         other than shareholders                                                              334
FLEMING EMERGING MARKETS DEBT FUND
         Advertising and Sales Literature                                                      62
         B Share Financing Charges                                                              -
         Compensation to dealers                                                              878
         Compensation to sales personnel                                                        -
         Equipment, supplies and other                                                        607
         Printing, production and mailing of prospectuses to
         other than shareholders                                                            1,198
GLOBAL STRATEGIC INCOME
         Advertising and Sales Literature                                                     154
         B Share Financing Charges                                                             91
         Compensation to dealers                                                            2,000
         Compensation to sales personnel                                                       11
         Equipment, supplies and other                                                        788

         Printing, production and mailing of prospectuses to
         other than shareholders                                                              535
SHORT TERM BOND FUND
         Advertising and Sales Literature                                                   1,214
         B Share Financing Charges                                                              -
         Compensation to dealers                                                           16,738
         Compensation to sales personnel                                                       82
         Equipment, supplies and other                                                     10,737
         Printing, production and mailing of prospectuses to
         other than shareholders                                                          129,357
SHORT TERM BOND FUND II
         Advertising and Sales Literature                                                   1,763
         B Share Financing Charges                                                              -
         Compensation to dealers                                                        3,099,521
         Compensation to sales personnel                                                      119
         Equipment, supplies and other                                                     13,276
         Printing, production and mailing of prospectuses to
         other than shareholders                                                            7,987
STRATEGIC INCOME FUND
         Advertising and Sales Literature                                                      36
         B Share Financing Charges                                                         63,343
         Compensation to dealers                                                           76,007
         Compensation to sales personnel                                                        2
         Equipment, supplies and other                                                        328
         Printing, production and mailing of prospectuses to
         other than shareholders                                                           42,132
U.S. TREASURY INCOME FUND
         Advertising and Sales Literature                                                     117
         B Share Financing Charges                                                        128,008
         Compensation to dealers                                                          107,312
         Compensation to sales personnel                                                        8
         Equipment, supplies and other                                                        945
         Printing, production and mailing of prospectuses to
         other than shareholders                                                              591

                                    CUSTODIAN

        Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated March 1, 2003, JPMorgan Chase Bank serves as the Funds' custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of the Adviser.

        For fund accounting services, each Fund, except the Global Strategic Income Fund and Fleming Emerging Markets Debt Fund, pays to JPMorgan Chase Bank the higher of (a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. income funds of 0.01% of the first $10 billion, 0.0075% on the next $10 billion, 0.005% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. income fund is $25,000.

        For fund accounting services, the Fleming Emerging Markets Debt Fund pays to JPMorgan Chase Bank the higher of (a) fees equal to its pro rata share of an annual complex-wide charge on the average daily net assets of all emerging markets funds of 0.04% of the first $10 billion and 0.03% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per emerging market fund is $55,000.

        For fund accounting services, the Global Strategic Income Fund pays to JPMorgan Chase Bank the higher of (a) fees equal to its pro rata share of an annual complex-wide charge on average daily net assets of all international funds of 0.03% of the first $10 billion and 0.025% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per international fund is $55,000.

        In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts. For custodian services, each Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

        JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT

        DST Systems, Inc. ("DST" or "Transfer Agent"), 210 West 10th Street, Kansas City, MO 64105, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

        On August 19, 2004, the Boards of Trustees of the Trusts approved the retention of Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusetts 02171 ("BFDS"), to serve as transfer agent and dividend disbursing agent for each Fund. The transition from DST to BFDS is expected to be complete in February, 2005. The services to be provided by BFDS will be substantially similar to the services currently provided by DST as Transfer Agent and Dividend Disbursing Agent.

                              SHAREHOLDER SERVICING

        The Trusts on behalf of each of the Funds have entered into Shareholder Servicing Agreements which enable the Funds to obtain the services of one or more Shareholder Servicing Agents, including JPMorgan Chase Bank. Under the agreements, JPMorgan Chase Bank is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with parties for the provision of shareholder support services.

        Under the Shareholder Servicing Agreements, each Fund has agreed to pay the JPMorgan Chase Bank for these services a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders). JPMorgan Chase Bank may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreements with respect to each Fund on a month-to-month basis.

Select Class, Class A, Class B and Class C Shares            0.25%
Institutional Class Shares                                   0.10%
Ultra Shares                                                 0.05%
Strategic Income Fund Class M Shares                         0.30%
Short Term Bond Fund II Class M Shares                       0.25%

        The table below sets forth the fees paid or accrued to the Shareholder Servicing Agents and (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated:

                                                        FISCAL PERIOD FROM
                               FISCAL YEAR ENDED          11/1/01 THROUGH          FISCAL YEAR ENDED         FISCAL YEAR ENDED
                                   10/31/01                   8/31/02*                  8/31/03                   8/31/04
                               PAID/                     PAID/                     PAID/                     PAID/
FUND                          ACCRUED      WAIVED       ACCRUED      WAIVED       ACCRUED      WAIVED       ACCRUED      WAIVED
BOND FUND
Class A Shares                                             1,000       (1,000)       4,000       (4,000)       6,000       (6,000)
Class B Shares                                             1,000            -        6,000            -        6,000            -
Class C Shares                                                                           -^           -        1,000            -
Institutional
Class Shares                   945,000      (14,000)     720,000      (74,000)     645,000      (71,000)     373,000      (52,000)
Select Class
Shares                         109,000            -      629,000            -      836,000       (1,000)     584,000      (15,000)
Ultra Shares                    41,000      (41,000)     233,000     (233,000)     267,000     (267,000)     206,000     (206,000)
BOND FUND II
Select Class
Shares                           1,603         (491)   1,369,000     (675,000)   2,134,000   (1,262,000)   2,343,000   (1,102,000)
Class A Shares                      64          (46)      94,000      (30,000)      88,000      (59,000)      61,000      (53,000)
Class B Shares                      10           (7)      21,000       (4,000)      38,000      (25,000)      34,000      (29,000)
ENHANCED INCOME
FUND **
Institutional
Class Shares                                                                       366,000     (366,000)     378,000     (378,000)
GLOBAL STRATEGIC
INCOME FUND
Class A Shares                                                 -                     1,000       (1,000)       1,000       (1,000)
Class B Shares                                                 -                     1,000       (1,000)           -            -
Institutional
Class Shares                   159,000       (4,000)     116,000      (26,000)     126,000      (25,000)      66,000      (27,000)
Select Class
Shares                           2,000            -        9,000       (7,000)       9,000       (6,000)       7,000       (7,000)
SHORT TERM BOND
FUND
Class A Shares                                            15,000       (4,000)      26,000      (22,000)      17,000      (17,000)
Institutional
Class Shares                   498,000      (88,000)     502,000     (502,000)     739,000     (726,000)     733,000     (733,000)
Select Class
Shares                          22,000            -      203,000            -      344,000       (4,000)     271,000       (1,000)
SHORT TERM BOND
FUND II
Select Class
Shares                             466         (135)     275,000     (168,000)     492,000     (318,000)   1,215,000     (745,000)
Class M Shares                                         1,899,000      (56,000)   3,111,000            -    2,296,000            -
Class A Shares                                           110,000      (32,000)     215,000      (24,000)     116,000      (78,000)
STRATEGIC INCOME
FUND
Class M Shares                                            16,000      (16,000)      25,000      (20,000)      22,000      (15,000)
Class A Shares                                             5,000       (5,000)       7,000       (7,000)       7,000       (7,000)
Class B Shares                                            22,000      (13,000)      20,000      (20,000)      21,000      (21,000)
Class C Shares                                             5,000       (5,000)       7,000       (7,000)       9,000       (9,000)
U.S. TREASURY
INCOME FUND
Select Class
Shares                             152          (13)      22,000      (13,000)     192,000     (126,000)     192,000     (153,000)
Class A Shares                                                                     124,000      (70,000)     125,000      (88,000)
Class B Shares                                                                      56,000       (1,000)      42,000       (6,000)

^Amount rounds to less than one thousand.
*The Funds changed their fiscal year-end from 10/31 to 8/31.
**The Fund's inception date is 11/31/01.

                                                        FISCAL PERIOD FROM
                               FISCAL YEAR ENDED          8/1/02 THROUGH           FISCAL YEAR ENDED         FISCAL YEAR ENDED
                                     7/31/02                   8/31/02*                 8/31/03                   8/31/04
                               PAID/                     PAID/                     PAID/                     PAID/
FUND                          ACCRUED      WAIVED       ACCRUED      WAIVED       ACCRUED      WAIVED       ACCRUED      WAIVED
FLEMING EMERGING
MARKETS DEBT FUND
Select Class
Shares                      $   92,000            -   $    8,000            -   $  147,000     (127,000)  $  115,000     ($93,000)

*The Fund changed its fiscal year-end from 7/31 to 8/31.

        Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for the services as Shareholder Servicing Agents.

        For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related in investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

        JPMorgan Chase Bank and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Funds or to its shareholders, since it will be paid by JPMorgan Chase Bank and/or the Distributor.

        JPMorgan Chase Bank, JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

        On August 19, 2004, the Boards of Trustees of the Trusts, including a majority of the trustees who are not "interested persons" of the Trusts (as defined in the 1940 Act), approved a Shareholder Servicing Agreement between the Trusts and OGDS (the "New Shareholder Servicing Agreement"). The New Shareholder Servicing Agreement will be effective February 19, 2005 with respect to the Select Class, Institutional Class, Class A, Class B and Class C Shares of each Fund. Under the New Shareholder Servicing Agreement, effective February 19, 2005, the Fund will pay OGDS a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Fund attributable to the Select Class, Class A, Class B and Class C Shares of each Fund and 0.25% of the average daily net assets of the Fund attributable to the Institutional Class Shares of each Fund. The fee is paid to OGDS for a variety of specific shareholder servicing functions. OGDS may enter into shareholder servicing contracts with affiliated and unaffiliated broker-dealers and intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Select Class, Institutional Class, Class A, Class B or Class C Shares of a Fund under which OGDS will pay all or a portion of the annual fee to such broker-dealers or intermediaries for performing such services.

        The New Shareholder Servicing Agreement will become effective February 19, 2005 and, unless sooner terminated, will continue until October 31, 2006. Thereafter, if not terminated, the New Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Boards of Trustees of the Trusts who are not parties to the New Shareholder Servicing Agreement or interested persons of any such party. The New Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Boards of Trustees of the Trusts or by OGDS. The New Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

                                    EXPENSES

        The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trusts. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trusts; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

        JPMorgan Chase Bank, JPMIM, OGA and OGDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                             FINANCIAL PROFESSIONALS

        The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trusts, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.

        Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and will not be remitted to a Fund or JPMorgan Chase Bank.

        Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The independent registered public accounting firm of the Trusts and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund's federal and state income tax returns.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

        The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each Fund reserves the right to request that the investor buys more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. The JPMorgan Funds Service Center may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the JPMorgan Funds Service Center. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

        An investor may buy shares in a Fund: (i) through a Financial Intermediary; or (ii) through the Distributor by calling the JPMorgan Service Center. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrator and others, including various affiliates of JPMorgan Chase. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

        The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund's NAV, as described in the section entitled "Net Asset Value". This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would be required to be registered.

        Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trusts have filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

        Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of a Fund by the percentage representing that investor's share of the aggregate beneficial interests in a Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

        EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds. The Funds may discontinue this exchange privilege at any time. Effective February 19, 2005, the exchange privilege will extend to the series One Group Mutual Funds, and shareholders will be able to exchange their shares of a Fund as follows:


Class A Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for any other class of the same
                  Fund, subject to meeting any investment minimum or eligibility requirement. Class A Shares of a Fund may be exchanged for Morgan Class Shares of a JPMorgan money market fund.

Class B Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

Class C Class C Shares of a Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of certain series of the One Group Mutual Funds that do not charge a CDSC.

Select            Select Class Shares of a Fund may be exchanged for
Class             Select Class Shares of another JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment
                  minimum or eligibility requirement.

Institutional     Institutional Class Shares of a Fund may be exchanged for
Class             Institutional Class Shares of another non-money market
                  JPMorgan Fund or for any other class of the same Fund, subject to meeting

                  any investment minimum or eligibility requirement.

Ultra Class       Ultra Class Shares of a Fund may be exchanged for Ultra
                  Class Shares of another JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirement.


        Shares of a Fund may only be exchanged into another fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirement.

        A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 14Ad-15 of the Securities Exchange Act of 1934.

        ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS SHARES. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

        The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

        For all Funds with Class B Shares, Class B Shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B Shares purchased prior to May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the NAV per share of the Class A Shares may be higher or lower than the NAV per share of the Class B Shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.


        The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

        Investors may incur a fee if they effect transactions through a Financial Intermediary.

        CHANGES TO CUMULATIVE QUANTITY DISCOUNT AND STATEMENTS OF INTENTION. Effective February 19, 2005, cumulative quantity discounts (as defined in the Prospectuses) and statements of intention (as defined in the Prospectuses) will be referred to as the "Right of Accumulation" and "Letters of Intent," respectively, and will have the terms and conditions set forth below.

        The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charges you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

        RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund (except Class A Shares of a money market fund) held in:

        1.  Your account(s);

        2.  Account(s) of your spouse or domestic partner;

        3. Account(s) of children under the age of 21 who share your residential address;

        4. Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

        5.  Solely controlled business accounts; and

        6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.

        IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

        LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary that you have a Letter of Intent each time you make an investment.

        A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

        REDEMPTION FEES. In general, shares of a Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. However, shares of the Global Strategic Income Fund and the Emerging Markets Debt Fund purchased after February 18, 2005 and held for less than 60 days are redeemable (or exchangeable) at a price equal to 98% of the then-current NAV per share, less any applicable CDSC. This 2% fee, referred to in the Funds' prospectuses and this SAI as a redemption fee, is paid to the Fund and directly affects the amount a Shareholder who is subject to the fee receives upon redemption or exchange. It is intended to offset the brokerage commissions, capital gains impact and administrative or other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its affiliates and does not economically benefit the Adviser in any way. The Funds reserve the right to modify the terms of or terminate this fee at any time.

        The redemption fee will not be applied to (a) a redemption of shares of a Fund outstanding for 60 days or more, (b) a redemption of shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund, (c) shares redeemed as part of a termination of certain employer-sponsored retirement plans, (d) redemption of an employer-sponsored retirement plan's entire share position with a Fund, (e) a redemption of shares by a balance forward qualified retirement plan, (f) a redemption by a mutual fund wrap fee program, or (g) shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a regular rebalancing program, such as a wrap program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Funds' distributor determines that such programs are being used as a market timing strategy. The redemption fee does not apply when a Fund exercises its right to liquidate accounts falling below the minimum account size or when a Fund redeems shares to collect a fee for accounts that are below the minimum account size. The redemption fee will not apply to Class A shares obtained through operation of the conversion feature applicable to the Class B shares even if they are redeemed within 60 days of conversion. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Financial Intermediaries may have a lower minimum or no minimum for charging redemption fees.

        Market timers may disrupt portfolio management and harm Fund performance. To the extent that a Fund is unable to effectively identify market timers or a Fund does not seek to identify market times, long-term investors may be adversely affected. The Funds do not authorize market timing and, except for the Funds identified in the Prospectuses, use reasonable efforts to identify market timers and apply any applicable redemption fee. There is no assurance, however, that the Funds will be able to identify and eliminate all market timers. For example, certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to identify accounts that should be charged a redemption fee and to collect any redemption fees owed to the Funds.

        For purposes of calculating the redemption fee, shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund ("free shares") will be treated as redeemed first. After a Shareholder's free shares have been used up, shares will be redeemed on a first-in, first-out basis.

                           DIVIDENDS AND DISTRIBUTIONS

        Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

        Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her financial professional or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

        If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

        The Funds compute their NAV once daily on Monday through Friday at the time indicated in the Prospectuses. The NAV will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Boards of Trustees to the extent permitted by applicable law. The days on which NAV is determined are the Funds' business days.

        The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

        Fixed income securities with a maturity of 61 days or more, are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. Fixed income securities shall be valued based upon bid prices received from independent pricing services approved by the Funds' Board of Trustees. If such prices are not supplied by the Fund's independent pricing services or the quotation is determined not to be accurate by the Adviser, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

        Securities or other assets for which market quotations are not readily available (including certain illiquid securities) or for which market quotations do not represent the value at the time of pricing are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

        Listed options on debt securities traded on U.S. option exchanges shall be valued at their last sale or closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their last sale price as of the close of such commodity exchanges. Options and futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' NAV. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third party broker.

        For purposes of calculating NAV all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars utilizing the latest foreign exchange bid quotation from an approved independent pricing service as of 4:00 p.m., Eastern Time. Trading in securities on most foreign markets is normally completed before the close in trading of U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when a Fund's NAV is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                             PERFORMANCE INFORMATION

        From time to time, the Funds may quote performance in terms of yield, actual distributions of average annual total returns before and after taxes or capital appreciation in reports, sales literature and advertisements published by the Funds. Shareholders may obtain current performance information by calling the number provided on the cover page of this SAI. See also the Prospectuses.

        A Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in NAV per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C Shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five- and ten-year periods will be shown, unless the class has been in existence for a shorter period.

Average annual total returns are calculated according to the following formulas:

   Average annual total returns (before taxes):
       P (1 + T) (TO THE POWER OF n) = ERV

   Average annual total returns (after taxes on distributions):
       P (1 + T) (TO THE POWER OF n) = ATV SUB(D)

   Average annual total returns (after taxes on distributions and sale of Fund shares)
       P (1 + T) (TO THE POWER OF n) = ATV SUB(DR)

               Where:  P            =  a hypothetical initial payment of $1,000.

                       T            =  average annual total return (before
                                       taxes, after taxes on distributions,
                                       or after taxes on distributions and
                                       sale of Fund shares, as applicable).

                       n            =  number of years

                       ERV          =  ending redeemable value of a
                                       hypothetical $1,000 payment made at
                                       the beginning of the 1-, 5-, or
                                       10-year periods at the end of the 1-,
                                       5-, or 10-year periods (or fractional
                                       portion).

                       ATV SUB(D)   =  ending value of a hypothetical
                                       $1,000 payment made at the beginning
                                       of the 1-, 5-, or 10-year periods at
                                       the end of the 1-, 5-, or 10-year
                                       periods (or fractional portion), after
                                       taxes on fund
                                       distributions but not
                                       after taxes on redemption.

                       ATV SUB(DR)  =  ending value of a hypothetical
                                       $1,000 payment made at the beginning
                                       of the 1-, 5-, or 10-year periods at
                                       the end of the 1-, 5-, or 10-year
                                       periods (or fractional portion), after
                                       taxes on fund distributions and
                                       redemption.

       AVERAGE ANNUAL TOTAL RETURNS AS OF THE FISCAL PERIOD ENDED 8/31/04* (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)

                                                                    5          10         SINCE           DATE OF
                                                        1 YEAR      YEARS      YEARS      INCEPTION    FUND INCEPTION
                                                                                          **                 **
---------------------------------------------------------------------------------------------------------------------
BOND FUND
Class A Shares - before taxes                              1.84%      6.20%      6.40%
Class A Shares - after taxes on distributions             -0.08%      4.10%      4.01%
Class A Shares - after taxes on distributions and
sale of fund shares.                                       1.41%      4.02%      3.98%
Class B Shares - before taxes                              0.89%      6.23%      6.58%
Class B Shares - after taxes on distributions             -0.86%      4.27%      4.27%
Class B Shares - after taxes on distributions and
sale of fund shares.                                       0.81%      4.14%      4.20%
Class C Shares - before taxes                              4.84%      6.65%      6.63%
Class C Shares - after taxes on distributions              3.11%      4.72%      4.33%
Class C Shares - after taxes on distributions and
sale of fund shares.                                       3.37%      4.52%      4.24%
Institutional Shares - before taxes                        6.96%      7.26%      7.02%
Institutional Shares - after taxes on distributions        4.82%      5.04%      4.51%
Institutional Shares - after taxes on distributions
and sale of fund shares.                                   4.74%      4.87%      4.45%
Select Shares - before taxes                               6.88%      7.10%      6.86%
Select Shares - after taxes on distributions               4.81%      4.95%      4.44%
Select Shares - after taxes on distributions and
sale of fund shares.                                       4.69%      4.78%      4.37%
Ultra Shares - before taxes                                7.05%      7.37%      7.11%
Ultra Shares - after taxes on distributions                4.88%      5.08%      4.63%
Ultra Shares - after taxes on distributions and
sale of fund shares.                                       4.80%      4.92%      4.55%
BOND FUND II
Class A Shares - before taxes                              1.67%      5.93%      6.31%
Class A Shares - after taxes on distributions              0.48%      4.00%       N/A***
Class A Shares - after taxes on distributions and
sale of fund shares.                                       1.14%      3.87%       N/A***
Class B Shares - before taxes                              0.41%      5.94%      6.47%
Class B Shares - after taxes on distributions             -0.56%      4.18%       N/A***
Class B Shares - after taxes on distributions and
sale of fund shares.                                       0.33%      3.99%       N/A***
Select Shares - before taxes                               6.38%      6.94%      6.81%
Select Shares - after taxes on distributions               5.08%      4.94%       N/A***
Select Shares - after taxes on distributions and
sale of fund shares.                                       4.21%      4.71%       N/A***

ENHANCED INCOME FUND
Institutional Shares - before taxes                        1.28%                               1.46%       11/30/2001
Institutional Shares - after taxes on distributions        0.76%                               0.70%
Institutional Shares - after taxes on distributions
and sale of fund shares.                                   0.83%                               0.79%
FLEMING EMERGING MARKETS DEBT
Select Shares - before taxes                              14.56%     16.58%                   10.11%        4/17/1997
Select Shares - after taxes on distributions              11.57%     12.42%                    5.87%
Select Shares - after taxes on distributions and
sale of fund shares.                                       9.35%     11.67%                    5.83%
GLOBAL STRATEGIC INCOME FUND
Class A Shares - before taxes                              2.38%      5.01%                    4.63%        3/17/1997
Class A Shares - after taxes on distributions              0.55%      2.41%                    2.04%
Class A Shares - after taxes on distributions and
sale of fund shares.                                       1.52%      2.64%                    2.30%
Institutional Shares - before taxes                        7.85%      6.55%                    5.75%
Institutional Shares - after taxes on distributions        5.69%      3.80%                    2.98%
Institutional Shares - after taxes on distributions
and sale of fund shares.                                   5.06%      3.87%                    3.15%
Select Shares - before taxes                               7.47%      6.18%                    5.41%
Select Shares - after taxes on distributions               5.45%      3.48%                    2.75%
Select Shares - after taxes on distributions and
sale of fund shares.                                       4.82%      3.58%                    2.93%
SHORT TERM BOND FUND
Class A Shares - before taxes                              0.39%      4.36%      5.09%
Class A Shares - after taxes on distributions             -0.31%      2.72%      3.09%
Class A Shares - after taxes on distributions and
sale of fund shares.                                       0.25%      2.72%      3.09%
Institutional Shares - before taxes                        2.38%      5.10%      5.57%
Institutional Shares - after taxes on distributions        1.50%      3.33%      3.45%
Institutional Shares - after taxes on distributions
and sale of fund shares.                                   1.54%      3.27%      3.43%
Select Shares - before taxes                               1.99%      4.79%      5.31%
Select Shares - after taxes on distributions               1.22%      3.10%      3.28%
Select Shares - after taxes on distributions and
sale of fund shares.                                       1.29%      3.06%      3.27%
SHORT TERM BOND FUND II
Class A Shares - before taxes                              0.28%      4.24%      4.79%
Class A Shares - after taxes on distributions             -0.43%      2.73%      2.95%
Class A Shares - after taxes on distributions and
sale of fund shares.                                       0.18%      2.69%      2.93%
M Shares - before taxes                                    0.02%      4.00%      4.65%
M Shares - after taxes on distributions                   -0.60%      2.58%      2.87%
M Shares - after taxes on distributions and sale of
fund shares.                                               0.01%      2.54%      2.85%
Select Shares - before taxes                               2.01%      4.84%      5.22%
Select Shares - after taxes on distributions               1.20%      3.22%      3.27%
Select Shares - after taxes on distributions and
sale of fund shares.                                       1.30%      3.14%      3.24%
STRATEGIC INCOME FUND
Class A Shares - before taxes                              3.67%      4.63%                    4.33%       11/30/1998

Class A Shares - after taxes on distributions              1.91%      2.16%                    1.77%
Class A Shares - after taxes on distributions and
sale of fund shares.                                       2.35%      2.38%                    2.06%
Class B Shares - before taxes                              3.01%      4.78%                    4.59%
Class B Shares - after taxes on distributions              1.37%      2.45%                    2.16%
Class B Shares - after taxes on distributions and
sale of fund shares.                                       1.93%      2.60%                    2.37%
Class C Shares - before taxes                              7.11%      5.11%                    4.73%
Class C Shares - after taxes on distributions              5.47%      2.81%                    2.32%
Class C Shares - after taxes on distributions and
sale of fund shares.                                       4.59%      2.91%                    2.51%
M Shares - before taxes                                    5.16%      4.69%                    4.37%
M Shares - after taxes on distributions                    3.45%      2.29%                    1.88%
M Shares - after taxes on distributions and sale of
fund shares.                                               3.32%      2.48%                    2.14%
U.S. TREASURY INCOME FUND
Class A Shares - before taxes                              0.30%      5.75%      5.84%
Class A Shares - after taxes on distributions             -0.76%      3.95%      3.65%
Class A Shares - after taxes on distributions and
sale of fund shares.                                       0.18%      3.79%      3.60%
Class B Shares - before taxes                             -0.87%      5.45%      5.63%
Class B Shares - after taxes on distributions             -1.66%      3.98%      3.71%
Class B Shares - after taxes on distributions and
sale of fund shares.                                      -0.57%      3.74%      3.61%
Select Shares - before taxes                               5.26%      6.89%      6.42%
Select Shares - after taxes on distributions               4.07%      5.02%      4.19%
Select Shares - after taxes on distributions and
sale of fund shares.                                       3.40%      4.73%      4.08%

* Date of inception and performance for each class reflects, if applicable, those of another feeder, class or predecessor fund that invest (or during the relevant period invested) in the same portfolio of securities.
** If Fund has less that 10 Years.
*** After tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor Common Trust Fund.

        Calculating after-tax performance is the maximum (marginal) rate of 35%.

        YIELD QUOTATIONS. As required by regulations of the SEC, the annualized yield for the Funds is computed by dividing each Fund's net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share.

Yields are calculated according to the following formula:

             a-b
             ---
YIELD = 2 [(cd +1) (TO THE POWER OF 6)-1]

Where:

  a  = dividends and interest earned during the period.
  b  = expenses accrued for the period (net of reimbursements).

  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
  d =  the maximum offering price per share on the last day of the period.

Set forth below is the SEC yield information for the Funds for the 30-day period ended 8/31/04.

BOND FUND
 Class A Shares                                     3.00%
 Class B Shares                                     2.43%
 Class C Shares                                     2.41%
 Institutional Class Shares                         3.43%
 Select Class Shares                                3.26%
 Ultra Shares                                       3.52%
BOND FUND II
 Class A Shares                                     2.60%
 Class B Shares                                     2.00%
 Select Class Shares                                2.88%
ENHANCED INCOME FUND
 Institutional Class Shares                         1.64%
FLEMING EMERGING MARKETS DEBT FUND
 Select Class Shares                                6.93%
GLOBAL STRATEGIC INCOME FUND
 Class A Shares                                     4.83%
 Institutional Class Shares                         5.66%
 Select Class Shares                                5.30%
SHORT TERM BOND FUND
 Class A Shares                                     2.46%
 Institutional Class Shares                         2.94%
 Select Class Shares                                2.66%
SHORT TERM BOND FUND II
 Class A Shares                                     2.30%
 Class M Shares                                     2.05%
 Select Class Shares                                2.59%
STRATEGIC INCOME FUND
 Class A Shares                                     4.07%
 Class B Shares                                     3.69%
 Class C Shares                                     3.69%
 Class M Shares                                     3.88%
U.S. TREASURY INCOME FUND
 Class A Shares                                     2.69%
 Class B Shares                                     1.94%
 Select Class Shares                                3.01%

        A Fund's performance will vary from time to time depending upon market conditions, the composition of the portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

        Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A and Class M Shares) or the maximum contingent deferred sales charge (in the case of Class B and Class C Shares) when presented inclusive of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

        The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, JPMorgan Chase Bank and/or other service providers waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

        Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Adviser" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

        From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated Fund holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

                             PORTFOLIO TRANSACTIONS

        On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

        Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

        Portfolio transactions for a Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short-term trading consistent with their objectives. See "Investment Strategies and Policies-Portfolio Turnover".

        In connection with Portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

        Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Boards of Trustees of each Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and any other investment company having the same investment adviser, and that no shares will be purchased from the Distributor or any of its affiliates.

        On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

        If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

        The Funds paid the following brokerage commissions for the indicated periods:

                               FISCAL PERIOD FROM
                                 11/1/01 THROUGH    FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                     8/31/02             8/31/03              8/31/04
                               ------------------------------------------------------------
BOND FUND

Total Brokerage Commissions            $  364,078           $  270,125           $  256,434

Brokerage Commissions to
Affiliated Broker Dealers                   4,862               10,313                    0

BOND FUND II

Total Brokerage Commissions               182,738              231,040              171,635

Brokerage Commissions to
Affiliated Broker Dealers                  40,810                    -                    0

ENHANCED INCOME FUND

Total Brokerage Commissions                     -              128,828               67,574

Brokerage Commissions to
Affiliated Broker Dealers                       -                    -                    0

GLOBAL STRATEGIC INCOME FUND

Total Brokerage Commissions                20,830               21,997               12,565

Brokerage Commissions to
Affiliated Broker Dealers                   1,197                    -                    0

SHORT TERM BOND FUND

Total Brokerage Commissions               236,459              356,704              258,409

Brokerage Commissions to
Affiliated Broker Dealers                  43,038               59,481                    0

SHORT TERM BOND FUND II

Total Brokerage Commissions               349,234              668,879              356,219

Brokerage Commissions to
Affiliated Broker Dealers                   4,428                    -              236,008

STRATEGIC INCOME FUND

Total Brokerage Commissions                 3,889                1,957                1,890

Brokerage Commissions to
Affiliated Broker Dealers                       -                    -                    0

U.S. TREASURY INCOME FUND

Total Brokerage Commissions                39,936               52,745               28,463

Brokerage Commissions to
Affiliated Broker Dealers                     121                    -                    0

     * The Fund's inception date is 11/31/01.

                                                                        FISCAL PERIOD                        FISCAL YEAR
                                                  FISCAL YEAR ENDED     FROM 8/01/02     FISCAL YEAR ENDED     ENDED
                                                      7/31/02          THROUGH 8/31/02        8/31/03          8/31/04
FLEMING EMERGING MARKETS DEBT FUND
Total Brokerage Commissions                              $    1,795           $    187          $      904         3,211
Brokerage Commissions to Affiliated Broker
Dealers                                                           -                  -                   -             0

                               MASSACHUSETTS TRUST

        Each Trust is organized as a "Massachusetts business trust" of which each Fund is a separate and distinct series. Copies of the Declaration of Trust for a Trust are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By Laws of each of the Trusts are designed to make each Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

        Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, each Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

        No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees intend to conduct the operations of the Trusts in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

        Each Trust's Declaration of Trust provides that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust, unless, as to liability to a Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of a Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

        Each Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                              DESCRIPTION OF SHARES

        The Trusts are open-end management investment companies organized as Massachusetts business trusts. Each Fund represents a separate series of shares of beneficial interest, JPMMF is comprised of two series, JPMIF is comprised of eleven series, JPMST is comprised of eleven series, JPMMFG is comprised of fifteen series and JPMMFSG is comprised of nine series. See "Massachusetts Trust."

        The Declarations of Trust permit the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

        The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of a Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of a Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or a Trust's Declaration of Trust.

        Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of a Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of a Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

        Shareholders of a Fund have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of a Fund's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1 % of a Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of a Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

        The Trustees have authorized the issuance and sale to the public of two series of JPMF, eleven series of JPMIF, nine series of JPMST, fourteen series of JPMMFG and six series of JPMMFSG. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

        For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchases, Redemptions and Exchanges".

                          DISTRIBUTIONS AND TAX MATTERS

        The following is a summary of certain tax considerations generally affecting the Funds and their shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Funds in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

        Each Fund generally will be treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

        CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds listed below had capital loss carryforwards for the periods indicated (amounts in thousands):


                                            AMOUNT    EXPIRATION DATE
        ENHANCED INCOME FUND               $    792   August 31, 2010
                                              1,180   August 31, 2011
                                              3,941   August 31, 2012
                                           --------
                                              5,913
                                           ========
        GLOBAL STRATEGIC INCOME FUND          2,681   August 31, 2006
                                              4,926   August 31, 2007
                                              6,628   August 31, 2008
                                              4,320   August 31, 2009
                                              8,400   August 31, 2010
                                           --------
                                             26,955*
                                           ========
        SHORT TERM BOND FUND                  1,803   August 31, 2012
                                           ========
        SHORT TERM BOND FUND II               1,675   August 31, 2012
                                           ========

        STRATEGIC INCOME FUND                 1,404   August 31, 2009
                                                917   August 31, 2010
                                                 46   August 31, 2011
                                           --------
                                              2,367
                                           ========
        U.S. TREASURY INCOME FUND             1,306   August 31, 2008
                                           ========


        *The above capital loss carryover includes $383 (amount in thousands) of losses acquired from J.P. Morgan Global Strategic Income Fund. Utilization of these losses will be subject to an annual limitation as prescribed by the Internal Revenue Code.

        These Funds will not be taxed on future capital gains to the extent offset by the capital loss carry forward regardless of whether such capital gains are distributed to shareholders.

        QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

        In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

        Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of a Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of a Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of a Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which a Fund controls and which are engaged in the same, similar or related trades or businesses.

        If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

        EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

        Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

        FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses that it realizes. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by a Fund. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, each Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent a Fund from accruing a long-term holding period. These investments may prevent a Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

        TAX EXEMPT DIVIDENDS. Each Fund intends to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by a Fund that consists of interest received by a Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from the Fund.

        Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of each Fund's shares held six months of less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

        Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend's proportionate share of a Fund's income consisting of such interest.

        FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by each Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

        Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

        Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

        Conversely, if a Fund elects to retain its net capital gain, a Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that such Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by a Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

        Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

        Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from a Fund will, all other things being equal, have the effect of reducing the net asset value of each Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

        SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of such Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of such Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

        In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

        BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to such Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

        FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

        In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

        The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

        FOREIGN TAXES. A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of a Fund at the close of the taxable year consists of stock or securities of foreign issuers, a Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

        If a Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of a Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of a Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by a Fund and (ii) the portion of any actual dividend paid by a Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from a Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of a Fund's foreign income taxes. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals, and shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by a Fund unless certain holding period requirements are met.

        A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. A Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of a Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

        STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

        Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless a Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.


                             ADDITIONAL INFORMATION

        As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of a Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

        Telephone calls to the Funds, JPMorgan Chase Bank or a financial professional as shareholder-servicing agent may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trusts' Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

        Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

        No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts, the Funds or the Distributor. The Prospectuses and this SAI do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

        PRINCIPAL HOLDERS. As of November 30, 2004, the following persons owned of record, or are known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds.

                                                                                 %
             FUND                            NAME AND ADDRESS                OWNERSHIP
------------------------------   ----------------------------------------   ------------
FLEMING EMERGING MARKETS         CHARLES SCHWAB & CO INC                           35.57
DEBT FUND                        SPECIAL CUSTODY ACCOUNT FOR
                                 BENEFIT OF CUSTOMERS
Institutional Class Shares       ATTN: MUTUAL FUNDS
                                 101 MONTGOMERY ST
                                 SAN FRANCISCO CA 94104-4122

                                 CAREY AND COMPANY                                 11.06
                                 7 EASTON OVAL EA4 E70
                                 COLUMBUS OH 43219-6010

                                 JP MORGAN CHASE BANK AS AGENT                      7.47
                                 FOR ERK TRUST
                                 ATTN SPECIAL PRODUCTS 2/OPS3
                                 500 STANTON CHRISTIANA RD
                                 NEWARK DE 19713-2107

                                 NATIONAL INVESTOR SERVICES FBO                     7.31
                                 55 WATER STREET,32ND FLOOR
                                 NEW YORK NY 10041-3299

                                 NATIONAL FINANCIAL SERVICES CORP                   6.43
                                 FOR THE EXCLUSIVE BENEFIT OF
                                 OUR CUSTOMERS
                                 ATTN: MUTUAL FUNDS - 5TH FLOOR
                                 200 LIBERTY ST - 1 WORLD FINANCIAL
                                 NEW YORK NY 10281-1003

BOND FUND                        JPMORGAN CHASE BANK                               11.70
                                 CUSTODIAN
Select Class                     FBO AURORA HEALTHCARE INC
                                 INCENTIVE SAVINGS PLAN
                                 PO BOX 419784
                                 KANSAS CITY MO 64141-6784

                                 FOREST LABORATORIES INC SAVINGS &                 11.08
                                 PROFIT SHAR PLAN
                                 AMERICAN CENTURY SERVICES INC
                                 ATTN: RPS MGMT RPTG
                                 PO BOX 419784
                                 KANSAS CITY MO 64141-6784

                                                                                 %
             FUND                            NAME AND ADDRESS                OWNERSHIP
------------------------------   ----------------------------------------   ------------
                                 JPMORGAN CHASE BANK TR                             5.01
                                 COLLINS & AIKMAN CORPORATION
                                 EMPLOYEES PERSONAL SAVINGS PLAN
                                 AMERICAN CENTURY SERVICES INC
                                 PO BOX 419784
                                 KANSAS CITY MO 64141-6784

BOND FUND                        JPMORGAN CHASE BANK CUST                           9.81
                                 ROBERT BOSCH CORPORATION
Institutional Class              ROBERT BOSCH CORP SAVINGS & TAX
                                 ADVANTAGES RETIREMENT PLAN
                                 1010 GRAND AVE
                                 KANSAS CITY MO 64106-2202

                                 JPMIM AS AGENT FOR                                 6.80
                                 TRINITY CHURCH CAPITAL FUND
                                 ATTN: FRAN GENTILE
                                 522 FIFTH AVENUE 10TH FLOOR
                                 NEW YORK NY 10036-7601

                                 JP MORGAN CHASE BANK AS AGENT                      5.33
                                 FOR
                                 WENONAH DEVELOPMENT CO
                                 ATTN: SPECIAL PRODUCTS 2 OPS/3
                                 500 STANTON CHRISTIANA ROAD
                                 NEWARK DE 19713-2107

BOND FUND                        THE PROCTER & GAMBLE PROFIT                       27.35
                                 SHARING TR AND EMPLOYEES STOCK
Ultra Class                      OWNERSHIP PLAN
                                 ATTN MGT REPORTING TEAM
                                 PO BOX 419784
                                 KANSAS CITY MO 64141-6784

                                 THE PROCTER & GAMBLE PROFIT                       17.11
                                 SHARING TRUST & EMPLOYES STOCK
                                 OWNERSHIP PLAN PREMIX B
                                 ATTN MGMT REPORTING TEAM
                                 PO BOX 419784
                                 KANSAS CITY MO 64141-6784

                                 JP MORGAN CHASE BANK AS AGENT                      8.17
                                 FOR
                                 1984 GEISEL TRUST-SURVIVORS TR
                                 ATTN SPECIAL PRODUCTS 2 OPS/3
                                 500 STANTON CHRISTIANA RD
                                 NEWARK DE 19713-2107

                                                                                 %
             FUND                            NAME AND ADDRESS                OWNERSHIP
------------------------------   ----------------------------------------   ------------
                                 JPMIM AS AGENT FOR                                 7.29
                                 THE RETIREMENT TRUST FUND
                                 FOR ST JOSEPH'S PROVINCE OF THE
                                 SISTERS OF ST JOSEPH OF PEACE
                                 ATTN: F GENTIL 522 5TH AVE
                                 NEW YORK NY  10036

                                 JPMIM AS AGENT FOR WINTHROP                        5.64
                                 UNIVERSITY HOSPITAL
                                 ATTN LAUREN LECLECH
                                 522 5TH AVE # 10FLOOR
                                 NEW YORK NY 10036-7601

                                 JPMIM AS AGENT FOR INVESTMENT                      5.45
                                 FUND OF DIOCESE OF LONG ISLAND
                                 ATTN: L CZACHOR JPMIM INVESTMENT
                                 522 FIFTH AVE
                                 NEW YORK NY 10036-7601

BOND FUND                        NATIONWIDE TRUST COMPANY FSB                      39.87
                                 C/O IPO PORTFOLIO ACCOUNTING
Class A Shares                   PO BOX 182029
                                 COLUMBUS OH 43218-2029

                                 JP MORGAN INVEST LLC FBO                           8.52
                                 57197582
                                 1 BEACON ST STE 18
                                 BOSTON MA 02108-3106

                                 JP MORGAN CHASE BANK AS AGENT                      5.69
                                 FOR JANE MOUNT
                                 ATTN SPECIAL PRODUCTS 2OPS3
                                 500 STANTON CHRISTIANA RD
                                 NEWARK DE 19713-2107

                                 JP MORGAN TRUST COMPANY N A FBO                    5.54
                                 VIRGINIA KLEIN
                                 ATTN SPECIAL PRODUCTS
                                 500 STANTON CHRISTIANA RD 1/OPS 3
                                 NEWARK DE 19713

BOND FUND                        INVESTORS TRUST CO CUST IRA                       16.06
                                 RICHARD W KEOUGH
Class B Shares                   531 E 20TH ST APT 2E
                                 NEW YORK NY 10010-7632

                                                                                 %
             FUND                            NAME AND ADDRESS                OWNERSHIP
------------------------------   ----------------------------------------   ------------
                                 MLPF&S FOR THE SOLE BENEFIT OF                     8.92
                                 ITS CUSTOMERS
                                 ATTN FUND ADMINISTRATION
                                 4800 DEER LAKE DR E FL 3
                                 JACKSONVILLE FL 32246-6484

                                 NFSC FBO                                           5.81
                                 S B F CORP
                                 ROCCO MIRANTI
                                 147 E 26TH ST
                                 NEW YORK NY 10010-1807

                                 NFSC FBO                                           5.34
                                 WALTER GRAUER
                                 25 MARION ST APT 42
                                 BROOKLINE MA 02446-4466

                                 NFSC FBO                                           5.17
                                 JUDITH A PHELAN
                                 251 E 32ND ST # 18C
                                 NEW YORK NY 10016-6304

BOND FUND                        FIRST CLEARING LLC                                24.52
                                 VECTOR ENGINEERING INC
Class C Shares                   143 E SPRING HILL DRIVE
                                 GRASS VALLEY CA 95945-5936

                                 NFSC FBO                                          17.99
                                 JAMES A RALPH
                                 CAROLYN M RALPH
                                 831 COPPERFIELD TER
                                 CASSELBERRY FL 32707-5827

                                 JP MORGAN INVESTMENT MGMT                         12.52
                                 ATTN PETER SWIATEK
                                 1200 N FEDERAL HWY STE 205
                                 BOCA RATON FL 33432

                                 NFSC FBO                                          11.39
                                 EVE T ZEVIN
                                 ALBERT G ZEVIN
                                 333 E 56TH ST APT 10H
                                 NEW YORK NY 10022-3762

                                                                                 %
             FUND                            NAME AND ADDRESS                OWNERSHIP
------------------------------   ----------------------------------------   ------------
                                 RAYMOND JAMES & ASSOC INC                          9.87
                                 FBO UNDERWOOD
                                 880 CARILLON PKWY
                                 ST PETERSBURG FL 33716-1100

                                 NFSC FBO                                           5.34
                                 ADAM RIZZUTI
                                 982 GERRY AVE
                                 LIDO BEACH NY 11561-5217

                                 NFSC FBO                                           5.34
                                 JESSICA RIZZUTI
                                 982 GERRY AVE
                                 LIDO BEACH NY 11561-5217

GLOBAL STRATEGIC INCOME          JP MORGAN CHASE BANK AS AGENT                     19.75
FUND                             FOR
                                 MEDIATHE FOUNDATION INC
Select Class                     ATTN SPECIAL PRODUCTS 1/OPS 3
                                 500 STANTON CHRISTIANA RD
                                 NEWARK DE 19713-2107

                                 JP MORGAN CHASE BANK AS AGENT                     16.10
                                 FOR
                                 MCCLELLAND PALMER FOUNDATION
                                 ATTN SPECIAL PRODUCTS 2/OPS3
                                 500 STANTON CHRISTIANA RD
                                 NEWARK DE 19713-2107

                                 CHARLES SCHWAB & CO INC                           13.82
                                 SPECIAL CUSTODY ACCOUNT FOR
                                 BENEFIT OF CUSTOMERS
                                 ATTN: MUTUAL FUNDS
                                 101 MONTGOMERY ST
                                 SAN FRANCISCO CA 94104-4122

                                 JP MORGAN TRUST COMPANY N A FBO                    6.63
                                 LAWRENCE D SLAUGHTER REV TRUST
                                 ATTN SPECIAL PRODUCTS 2/OPS3
                                 500 STANTON CHRISTIANA RD
                                 NEWARK DE  19713-2107

                                 MURRAY BECKER JPME                                 5.62
                                 631 JAMES LANE
                                 RIVER VALE NJ 07675-6457

GLOBAL STRATEGIC INCOME          JP MORGAN CHASE BANK AS AGENT                     55.95
FUND                             FOR KENAN CHARITABLE TR
                                 ATTN: SPECIAL PRODUCTS 2 OPS/3
Institutional Class              500 STANTON CHRISTIANA ROAD
                                 NEWARK DE 19713-2107

                                 JPM DELAWARE AS AGENT FOR                         15.17
                                 BKJ INTERESTS LTD
                                 ATTN SPECIAL PRODUCTS 2/OPS3
                                 500 STANTON CHRISTIANA RD
                                 NEWARK DE 19713-2107

                                 J P MORGAN DELAWARE AS AGT                        12.48
                                 DIVERSIFIED GROWTH FUND
                                 ATTN: SPECIAL PRODUCTS 2 OPS/3
                                 500 STANTON CHRISTIANA ROAD
                                 NEWARK DE 19713-2107

                                 JP MORGAN TRUST COMPANY N A FBO                    6.02
                                 BARELS CHARITABLE REMAINDER
                                 TRUST
                                 DTD 12/28/95 LS AND WL BARELS TTEE
                                 ATTN: SPECIAL PRODUCTS 2/OPS3
                                 500 STANTON CHRISTIANA RD
                                 NEWARK DE 19713-2107

GLOBAL STRATEGIC INCOME          NATIONWIDE TRUST COMPANY FSB                      43.41
FUND                             C/O IPO PORTFOLIO ACCOUNTING
                                 PO BOX 182029
Class A                          COLUMBUS OH 43218-2029

                                 NFSC FBO                                           8.71
                                 CHASE MANHATTAN BANK CUST
                                 IRA OF LUER H DREWES
                                 TRAD IRA
                                 2067 OSTWOOD TER
                                 MAPLEWOOD NJ 07040-3329

                                 INVESTORS TRUST CO CUST                            7.72
                                 IRA R/O MARILYN SILVER
                                 207 GROVER AVE W
                                 MASSAPEQUA PK NY 11762-3251

                                 NFSC FEBO                                          7.06
                                 JPMORGAN CHASE BANK CUST
                                 IRA OF HOMER D MYERS
                                 32 WOODCREEK DR
                                 WOODCREEK TX  78676-3343

                                 NFSC FBO                                           6.96
                                 JPMORGAN CHASE BANK IRA R/O
                                 CUST IRA OF ANDRE DESIMONE
                                 871 SLATE HILL RD
                                 YARDLEY PA 19067-1856

                                 PFPC FBO                                           6.17
                                 NATIONWIDES BEST OF AMERICA
                                 ADVISORY SERVICES PROGRAM
                                 211 S GULPH RD
                                 KNG OF PRUSSA PA 19406-3101

SHORT TERM BOND FUND             JP MORGAN DELAWARE                                 8.88
                                 NATIONAL PHILANTHROPIC
Select Class                     TRUST-INVESTMENT ACCOUNT
                                 ATTN SPECIAL PRODUCTS
                                 500 STANTON CHRISTIANA RD 1/OPS 3
                                 NEWARK DE 19713

                                 CHARLES SCHWAB & CO INC                            8.43
                                 SPECIAL CUSTODY ACCOUNT FOR
                                 BENEFIT OF CUSTOMERS
                                 ATTN: MUTUAL FUNDS
                                 101 MONTGOMERY ST
                                 SAN FRANCISCO CA 94104-4122

                                 BALSA & CO                                         5.06
                                 JPMORGAN CHASE
                                 ATTN MUTUAL FUNDS SECTION
                                 14221 DALLAS PARKWAY
                                 7-2 JIP-138
                                 DALLAS TX 75254-2942

                                 MLPF&S FOR THE SOLE BENEFIT OF                     5.04
                                 ITS CUSTOMERS
                                 ATTN FUND ADMINISTRATION
                                 4800 DEER LAKE DR E FL 3
                                 JACKSONVILLE FL 32246-6484

SHORT TERM BOND FUND             JP MORGAN DELAWARE                                19.21
                                 NATIONAL PHILANTHROPIC
Institutional Class              TRUST-INVESTMENT ACCOUNT
                                 ATTN SPECIAL PRODUCTS
                                 500 STANTON CHRISTIANA RD 1/OPS 3
                                 NEWARK DE 19713

SHORT TERM BOND FUND             MCB TRUST SERVICES CUST                           14.88
                                 FBO GRIFFIN KUBIK STEPHENS & THO
Class A                          700 17TH ST STE 300
                                 DENVER CO 80202-3531

                                 BALSA & CO                                        14.39
                                 JPMORGAN CHASE
                                 ATTN MUTUAL FUNDS SECTION
                                 14221 DALLAS PARKWAY
                                 7-2 JIP-138
                                 DALLAS TX  75254-2942

                                 JPMORGAN CHASE BANK TR                            13.86
                                 U/A 01/15/1991
                                 SABIN BERMANT & GOULD PENSION
                                 TRUST
                                 ATTN JASMIN FELIX
                                 3 METROTECH CTR FL 6
                                 BROOKLYN NY  11245-0001

                                 JPMORGAN CHASE BANK                                7.64
                                 FOUNDATION OF THE ENERGY LAW
                                 JOURNA
                                 ATTN FUND OPERATIONS 3/OPS3
                                 500 STANTON CHRISTIANA ROAD
                                 NEWARK DE 19713-2105

                                 FIRST CLEARING LLC                                 5.74
                                 IRVING VICTOR IRA FCC CUST ACCT #2
                                 11464 TELLURIDE TRL
                                 MINNETONKA MN 55305-2961

                                 JP MORGAN CHASE BANK AS AGENT                      5.26
                                 FOR VIVEK TIWARY
                                 ATTN: SPECIAL PRODUCTS 1/OPS3
                                 500 STANTON CHRISTIANA RD
                                 NEWARK DE  19713-2107

ENHANCED INCOME FUND             JPMIM AS AGENT FOR CUST                           12.76
                                 FBO HARTFORD LIFE SEP ACCT
Institutional Class              ATTN DEBORAH GOTZMANN
                                 522 5TH AVE
                                 NEW YORK NY  10036-7601

                                 JP MORGAN CHASE BANK AS AGENT                     12.07
                                 FOR THE ANSCHUTZ CORPORATION
                                 ATTN SPECIAL PRODUCTS 1/OP 3
                                 500 STANTON CHRISTIANA RD
                                 NEWARK DE  19713-2107

                                 AMPLICON INC                                       9.44
                                 18201 VON KARMAN AVE STE 700
                                 IRVINE CA 92612-1058

                                 BALSA & CO                                         6.47
                                 JPMORGAN CHASE
                                 ATTN MUTUAL FUNDS SECTION
                                 14221 DALLAS PARKWAY
                                 7-2 JIP-138
                                 DALLAS TX 75254-2942

                                 BALSA & CO                                         5.77
                                 JPMORGAN CHASE
                                 ATTN MUTUAL FUNDS SECTION
                                 14221 DALLAS PARKWAY
                                 7-2 JIP-138
                                 DALLAS TX 75254-2942

                                 JP MORGAN CHASE BANK AS AGENT                      5.16
                                 FOR ROBERT MCNEAL JR
                                 ATTN SPECIAL PRODUCTS 2/OPS3
                                 500 STANTON CHRISTIANA RD
                                 NEWARK DE 19713-2107

                                 NATIONAL BULK CARRIERS INC                         5.05
                                 ATTN WENDY L WEISS
                                 605 3RD AVE FL 33
                                 NEW YORK NY 10158-3300

SHORT TERM BOND FUND II          BALSA & CO REBATE ACCOUNT                         36.59
                                 MUTUAL FUNDS UNIT 16 HCB 340
Select Class                     PO BOX 2558
                                 HOUSTON TX 77252-2558

                                 LIVA & COMPANY                                    16.59
                                 C/O JPMORGAN CHASE BANK
                                 REBATE ACCT
                                 ATTN MUTUAL FUNDS
                                 PO BOX 31412
                                 ROCHESTER NY 14603-1412

                                 BALSA & CO                                        15.22
                                 REBATE ACCOUNT
                                 MUTUAL FUNDS UNIT 16 HCB 340
                                 PO BOX 2558
                                 HOUSTON TX 77252-2558

                                 BALSA & CO                                         8.90
                                 JPMORGAN CHASE
                                 ATTN MUTUAL FUNDS SECTION
                                 14221 DALLAS PARKWAY
                                 7-2 JIP-138
                                 DALLAS TX 75254-2942

                                 PENLIN & CO                                        8.06
                                 C/O JPMORGAN CHASE BANK
                                 ATTN MUTUAL FUNDS
                                 PO BOX 31412
                                 ROCHESTER NY 14603-1412

SHORT TERM BOND FUND II          (WITHHOLDING RATE 10%)                            99.92
                                 SUMITOMO MITSUI BANKING
Class M                          CORPORTAION INVESTMENT
                                 PRODUCTS
                                 BUSINESS DEPT
                                 3-2 MARUNOUCHI 1-CHOUME
                                 CHIYODAKU TOKYO 100-0005 JAPAN

STRATEGIC INCOME FUND            NFSC FBO                                          10.85
                                 STEFAN PETER
Class A                          15 W 18TH ST FL 3
                                 NEW YORK NY 10011-4604

                                 HOSPITAL FOR SPECIAL SURGERY                      10.77
                                 CHARITABLE GIFT ANNUITY
                                 ATTN DAVID CARRASQUILLO
                                 3 METRO TECH CENTER 6TH FL
                                 BROOKLYN NY 11245-0001

                                 PERSHING LLC                                       8.59
                                 P.O. BOX 2052
                                 JERSEY CITY NJ 07303-2052

STRATEGIC INCOME FUND            MLPF&S FOR THE SOLE BENEFIT OF                    11.47
                                 ITS CUSTOMERS
Class B                          ATTN FUND ADMINISTRATION
                                 4800 DEER LAKE DR EAST 2ND FL
                                 JACKSONVILLE FL 32246-6484

STRATEGIC INCOME FUND            MLPF&S FOR THE SOLE BENEFIT OF                    17.73
                                 ITS CUSTOMERS
Class C                          ATTN FUND ADMINISTRATION
                                 4800 DEER LAKE DR E FL 3
                                 JACKSONVILLE FL 32246-6484

                                 NFSC FEBO                                         14.04
                                 JIM POON
                                 6 WANG FUNG TERRACE 5TH FLR
                                 TAI HANG ROAD
                                 HONG KONG

                                 NFSC FBO                                          10.22
                                 WENDY LAISTER
                                 33 GREENE ST APT 3W
                                 NEW YORK NY 10013-2652

                                 NFSC FEBO                                          9.14
                                 HERBERT MUSCHEL
                                 DOLLIE MUSCHEL
                                 330 E 56TH ST APT 907
                                 NEW YORK NY 10022-4281

                                 NFSC FBO                                           8.17
                                 TATZ STUDIO
                                 881 7TH AVE STE 862
                                 NEW YORK NY 10019-8072

                                 NFSC FBO                                           5.90
                                 DAVID A ENGLANDER TTEE
                                 ENGLANDER REVOC FAM TRUST TRU
                                 U/A 10/29/98
                                 1 KINGS HWY
                                 TAPPAN NY 10983-2008

                                 SANRON ELECTRIC INC                                5.04
                                 371 JAQUES AVE
                                 RAHWAY NJ 07065-2903

STRATEGIC INCOME FUND            ANDO SECURITES CO LTD                               100
                                 14TH FLOOR ARK MORI BUILDING
Class M                          1-12-32 AKASAKA MINATO-KU
                                 TOKYO 107-6014, JAPAN

U.S. TREASURY INCOME             JP MORGAN CHASE BANK AS AGENT                     36.52
FUND                             FOR
                                 ESTATE OF DIANA HELIS HENRY-
Select Class                     BLOCKED
                                 ATTN: SPECIAL PRODUCTS 1/OPS3
                                 500 STANTON CHRISTIANA RD
                                 NEWARK DE 19718-0001

                                 RETIREMENT PLAN FOR THE                           23.16
                                 EMPLOYEES OF LENOX HILL HOSPITAL
                                 ATTN THOMAS E POCCIA
                                 100 E 77TH ST
                                 NEW YORK NY 10021-1850

                                 JUPITER & CO CUST                                 20.47
                                 FBO INVESTORS BANK & TRUST CO
                                 PO BOX 9130 FPG90
                                 BOSTON MA 02117-9130

                                 LENOX HILL HOSPITAL ENDOWMENT FD                   6.87
                                 ATTN THOMAS E POCCIA
                                 100 E 77TH ST
                                 NEW YORK NY 10021-1850

U.S. TREASURY INCOME             PEOPLES BANK                                      12.32
FUND                             ATTENTION TRUST DEPT
                                 105 LEADERS HEIGHTS RD
Class A                          YORK PA 17403-5137

U.S. TREASURY INCOME             MLPF&S                                            15.99
FUND                             4800 DEER LAKE DRIVE EAST 2ND FLR
                                 JACKSONVILLE FL 32246-6484
Class B

BOND FUND II                     BALSA & CO                                        43.95
                                 REBATE ACCOUNT
Select Class                     MUTUAL FUNDS UNIT 16 HCB 340
                                 PO BOX 2558
                                 HOUSTON TX 77252-2558

                                 PENLIN & CO                                       25.15
                                 REBATE ACCOUNT
                                 C/O JPMORGAN CHASE BANK
                                 ATTN MUTUAL FUNDS
                                 PO BOX 31412
                                 ROCHESTER NY 14603-1412

                                 LIVA & COMPANY                                    13.34
                                 REBATE ACCOUNT
                                 C/O JPMORGAN CHASE BANK
                                 ATTN MUTUAL FUNDS
                                 PO BOX 31412
                                 ROCHESTER NY 14603-1412

                                 BALSA & CO                                         5.36
                                 JPMORGAN CHASE
                                 ATTN MUTUAL FUNDS SECTION
                                 14221 DALLAS PARKWAY
                                 7-2 JIP-138
                                 DALLAS TX 75254-2942

BOND FUND II                     WELLS FARGO BANK NA FBO                            7.91
                                 AMITY REGIONAL HIGH SCHOOL #5
Class A                          P.O. Box 1533
                                 MINNEAPOLIS MN 55480-1533

                                 TRULIN & CO                                        5.36
                                 C/O JPMORGAN CHASE BANK
                                 ATTN MUTUAL FDS
                                 PO BOX 31412
                                 ROCHESTER NY 14603-1412

        The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                              FINANCIAL STATEMENTS

        The Funds' financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Funds' August 31, 2004 annual report filing made with the SEC on November 10, 2004 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The foregoing financial reports are available without charge upon request by calling JPMorgan Funds Services at (800) 348-4782.


     TRUST                                  ACCESSION NUMBER
     ------------------------------------   --------------------
     J.P. Morgan Funds                      0001047469-04-033797

     J.P. Morgan Institutional Funds        0001047469-04-033796

     J.P. Morgan Mutual Fund Group          0001047469-04-033795

     J.P. Morgan Mutual Fund Select Group   0001047469-04-033794

     J.P. Morgan Series Trust               0001047469-04-033791

                  APPENDIX A-DESCRIPTION OF SECURITY RATINGS*

        The ratings of Standard & Poor's, Moody's and Fitch represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

AAA-Debt rated AAA has the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A-Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB-Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B-An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC-An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC-An obligation rated CC is highly vulnerable to nonpayment.

C-The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT
                                  DEMAND BONDS

A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

----------

* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

SP-3--Speculative capacity to pay principal and interest.

        Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

        The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

DESCRIPTION OF STANDARD & POOR'S TWO HIGHEST COMMERCIAL PAPER RATINGS

A-1--This rating indicates an issuer has strong capacity to meet its financial commitments. Standard & Poor's rate it in the highest category. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

A-2--This rating indicates an issuer has satisfactory capacity to meet its financial commitments. However it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

                                     MOODY'S

                          CORPORATE AND MUNICIPAL BONDS

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        The Aa, A and Baa rating categories are refined by the inclusion of a modifier. These numeric suffixes (Aa1, Aa2,Aa3, etc.) are intended to provide further differentiation within each category. For instance, a Aa1 rating exhibits the best of the characteristics within the As category, while a Aa3 contains relatively less.

                COMMERCIAL PAPER, INCLUDING TAX EXEMPT SECURITIES

PRIME-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

- Leading market positions in well established industries. High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to lesser degree. Earnings trends and coverage ratios, while sound, may be more subjects to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3-Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    DESCRIPTION OF MOODY'S THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

        Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned to an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:

MIG-1-The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2-MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

VMIG-3--Notes bearing this designation are of acceptable credit quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

The VMIG rating is amended with a prefix denoting the long-term quality of the issuer, for instance Aaa/VMIG-1 or Aa/VMIG-1.

                                  FITCH RATINGS

        DESCRIPTION OF FITCH RATINGS TWO HIGHEST COMMERCIAL PAPER RATINGS

Fitch Ratings ("Fitch") provides opinions regarding the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Fitch employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2 and Prime-3.

ISSUERS RATED PRIME-1--(or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

ISSUERS RATED PRIME-2--(or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                          CORPORATE AND MUNICIPAL BONDS

The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) and minus (-) signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                           SHORT-TERM TAX EXEMPT NOTES

F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                             JPMORGAN TAX FREE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 29, 2004

                       J.P. MORGAN SERIES TRUST ( "JPMST")
             JPMorgan California Bond Fund ("California Bond Fund")

                J.P. MORGAN MUTUAL FUND SELECT TRUST ("JPMMFST")
    JPMorgan Intermediate Tax Free Income Fund ("Intermediate Tax Free Income
                                     Fund")
   JPMorgan New York Intermediate Tax Free Income Fund ("N.Y. Intermediate Tax
                               Free Income Fund")
     JPMorgan New Jersey Tax Free Income Fund ("N.J. Tax Free Income Fund")
             JPMorgan Tax Free Income Fund ("Tax Free Income Fund")

                      522 Fifth Avenue, New York, NY 10036

This Statement of Additional Information is not a Prospectus, but contains additional information which should be read in conjunction with the Prospectuses dated December 29, 2004 for California Bond Fund, Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund (each a "Fund," and, collectively, the "Funds") as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the financial statements included in the Shareholder Reports relating to the Funds dated August 31, 2004. The Prospectuses and the financial statements, including the Independent Registered Public Accountants' Reports, are available, without charge upon request by contacting J.P. Morgan Fund Distributors, Inc., the Funds' distributor ("JPMFD" or the "Distributor"), at 522 Fifth Avenue, New York, NY 10036.

For more information about the Funds or the financial statements, simply write or call for:

                          JPMorgan Funds Service Center
                                 P.O. Box 219392
                           Kansas City, MO 64121-9392
                                 1-800-348-4782


                                                                     SAI-TF-1204

TABLE OF CONTENTS

GENERAL                                                                                           1
INVESTMENT STRATEGIES AND POLICIES                                                                3
INVESTMENT RESTRICTIONS                                                                          23
TRUSTEES                                                                                         26
OFFICERS                                                                                         32
CODES OF ETHICS                                                                                  33
PROXY VOTING PROCEDURES AND GUIDELINES                                                           34
PORTFOLIO HOLDING DISCLOSURE                                                                     35
INVESTMENT ADVISER                                                                               37
ADMINISTRATOR AND SUB-ADMINISTRATOR                                                              39
DISTRIBUTOR                                                                                      41
DISTRIBUTION PLAN                                                                                42
CUSTODIAN                                                                                        44
TRANSFER AGENT                                                                                   44
SHAREHOLDER SERVICING                                                                            44
EXPENSES                                                                                         47
FINANCIAL PROFESSIONALS                                                                          47
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                    47
PURCHASES, REDEMPTIONS AND EXCHANGES                                                             48
DIVIDENDS AND DISTRIBUTIONS                                                                      51
NET ASSET VALUE                                                                                  51
PERFORMANCE INFORMATION                                                                          52
PORTFOLIO TRANSACTIONS                                                                           57
MASSACHUSETTS TRUST                                                                              59
DESCRIPTION OF SHARES                                                                            60
DISTRIBUTIONS AND TAX MATTERS                                                                    62
ADDITIONAL INFORMATION                                                                           66
FINANCIAL STATEMENTS                                                                             73
APPENDIX A-DESCRIPTION OF SECURITY RATINGS                                                      A-1
APPENDIX B-ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL SECURITIES                    B-1
APPENDIX C-INFORMATION CONCERNING THE STATE OF NEW YORK                                         C-1
APPENDIX D-SPECIAL INVESTMENT CONSIDERATIONS RELATING TO NEW JERSEY MUNICIPAL OBLIGATIONS       D-1

                                     GENERAL

     This Statement of Additional Information (the "SAI") relates to the JPMorgan Funds listed below. The shares of the Funds are collectively referred to in this SAI as the "Shares." The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:

 California Bond Fund                                  Select, Institutional, Class A, Class B and Class C
 Intermediate Tax Free Income Fund                     Select, Institutional, Class A, Class B and Class C
 N.Y. Intermediate Tax Free Income Fund                Select, Institutional, Class A, Class B and Class C
 N.J. Tax Free Income Fund                             Select, Institutional, Class A, Class B and Class C
 Tax Free Income Fund                                  Select, Institutional, Class A, Class B and Class C

     Currently, each Fund offers the following classes of Shares:

 California Bond Fund                                  Select, Institutional and Class A
 Intermediate Tax Free Income Fund                     Select, Institutional, Class A, Class B and Class C
 N.J. Tax Free Income Fund                             Select, Class A and Class B
 N.Y. Intermediate Tax Free Income Fund                Select, Institutional, Class A, Class B and Class C
 Tax Free Income Fund                                  Select, Class A and Class B

     Effective February 19, 2005, the following Funds will also offer the following additional classes of Shares:

 California Bond Fund                                  Class B and Class C
 N.J. Tax Free Income Fund                             Class C

     Effective February 28, 2001, the following Funds were renamed as approval by the Board of Trustees of the JPMMFST:

  FUND                                                 FORMER NAME
 JPMorgan Intermediate Tax Free Income Fund            Chase Vista Select Intermediate Tax Free Income Fund
 JPMorgan New York Intermediate Tax Free Income Fund   Chase Vista Select New York Intermediate Tax Income Fund
 JPMorgan New Jersey Tax Free Fund                     Chase Vista Select New Jersey Tax Free Income Fund
 JPMorgan Tax Free Income Fund                         Chase Vista Select Tax Free Income Fund

     Effective May 1, 2003, the Mutual Fund Select Trust was renamed the J.P. Morgan Mutual Fund Select Trust with the approval of the Board of Trustees.

     Effective February 19, 2005, the following Funds will be renamed with the approval of its Board of Trustees of JPMST or JPMMFST, as applicable:

 NAME OF FUND AS OF DECEMBER 29, 2004                  NAME OF FUND EFFECTIVE FEBRUARY 19, 2005
 JPMorgan California Bond Fund                         JPMorgan California Tax Free Bond Fund
 JPMorgan Intermediate Tax Free Income Fund            JPMorgan Intermediate Tax Free Bond Fund
 JPMorgan New York Intermediate Tax Free Income Fund   JPMorgan New York Tax Free Bond Fund
 JPMorgan New Jersey Tax Free Income Fund              JPMorgan New Jersey Tax Free Bond Fund

     This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds listed above in order to enable investors to select the Fund or Funds which best suit their needs.

     This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

     The California Bond Fund is series of JPMST, an open-end management investment company, formed on August 15, 1996, as a Massachusetts business trust.

     The Intermediate Tax Free Income Fund, Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund and N.J. Tax Free Income Fund are series of JPMMFST, an open-end management investment company, organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on October 1, 1996. JPMST and JPMMFST are referred to as the "Trusts."

     PENDING TRANSACTIONS. On August 19, 2004, the Boards of Trustees of the Trusts approved the reorganization and redomiciliation of the Funds as series of J.P. Morgan Mutual Funds Series ("JPMMFS"), a Massachusetts business trust, subject to the approval of shareholders of the Funds ("Shell Reorganizations"). On that same date, the Board of Trustees of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called "JPMorgan Trust I," subject to the approval of shareholders of JPMMFS ("Redomiciliation").

     On August 19, 2004, the Board of Trustees of JPMMFST also approved merger transactions involving two of the Funds included in this SAI that are series of JPMMFST. The proposed target and acquiring funds for each of those proposed merger transactions are shown in the table below.

 ACQUIRED FUND                                               ACQUIRING FUND
 One Group Intermediate Tax-Free Bond Fund    MERGES WITH    JPMorgan Intermediate Tax Free Income Fund
                                                             (a series of JPMMFST)

 JPMorgan Tax Free Income Fund                MERGES WITH    One Group Tax-Free Bond Fund (a series of
                                                             One Group Mutual Funds)

     Special meetings of shareholders of JPMST, JPMMFST and JPMMFS have been scheduled to be held on January 20, 2005 to consider each of the above proposals to the extent applicable to each Fund. If these proposals are approved by shareholders of the affected Funds, each of the transactions described above is expected to be effective as of the close of business on February 18, 2005 ("Closing Date").

     If shareholders of a Fund approve the Shell Reorganization with respect to that Fund, and shareholders of JPMMFS approve the Redomiciliation, the Fund will become a series of JPMorgan Trust I on the Closing Date. If shareholders of a Fund approve the Shell Reorganization with respect to that Fund, and shareholders of JPMMFS do not approve the Redomiciliation, the Fund will become a series of JPMMFS on the Closing Date. If shareholders of a Fund do not approve the Shell Reorganization with respect to that Fund, the Fund will remain a series of JPMST or JPMMFST, as applicable. Each of the above considerations will apply to JPMorgan Tax Free Income Fund only to the extent that shareholders of that Fund do not approve the proposed merger transaction involving that Fund.

     The Funds are advised by J.P. Morgan Investment Management Inc. ( "JPMIM" or the "Adviser").

     In addition to these Funds, the Trusts consist of other series representing separate investment funds.

     Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (J.P. Morgan Chase Bank), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

                             TAX EXEMPT OBLIGATIONS

     The Funds invest in tax exempt obligations to the extent consistent with each Fund's investment objective and policies. A description of the various types of tax exempt obligations which may be purchased by the Funds appears below. See "Quality and Diversification Requirements."

     MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

     Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

     MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. The interest rate on variable rate demand notes is adjustable at periodic intervals as specified in the notes. Master demand obligations permit the investment of fluctuating amounts at periodically adjusted interest rates. They are governed by agreements between the municipal issuer and JPMorgan Chase Bank acting as agent, for no additional fee. Although master demand obligations are not marketable to third parties, the Funds consider them to be liquid because they are payable on demand. There is no specific percentage limitation on these investments. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

     Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

     Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

     Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

     Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

     PREMIUM SECURITIES. During a period of declining interest rates, many municipal securities in which the Funds invest likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value (the "NAV") of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

     PUTS. The Funds may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Funds' investment objectives and subject to the supervision of the Trustees, the purpose of this practice is to permit the Funds to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.

     Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Adviser considers the amount of cash available, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in a Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

     The Funds value any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If a Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the credit-worthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Prior to investing in such securities, a Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

     Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Funds' policy is to enter into put transactions only with municipal securities dealers who are approved by its Adviser. Each dealer will be approved on its own merits, and it is the Funds' general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Adviser reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized and of comparable quality in the Adviser's opinion. The Trustees have directed the Adviser not to enter into put transactions with any dealer, which, in the judgment of the Adviser, becomes more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Funds are unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

     Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Funds with the result that, while the put is outstanding, a Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.

                            MONEY MARKET INSTRUMENTS

     Each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Funds will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Funds may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

     U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States. The Funds may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations;
(ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and such other U.S. commercial banks which are judged by the Adviser to meet comparable credit standing criteria.

     The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank.

     COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

     REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is fully collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities.

                            NON-MUNICIPAL SECURITIES

     The Funds may invest in bonds and other debt securities of domestic issuers to the extent consistent with their investment objectives and policies. The Funds may invest in U.S. Government, bank and corporate debt obligations, as well as asset-backed securities and repurchase agreements. The Funds will purchase such securities only when the Adviser believes that they would enhance the after tax returns of a shareholder of a Fund in the highest federal and state income tax brackets. For information on short-term investments in these securities, see "Money Market Instruments."

     MORTGAGES (DIRECTLY HELD). Each Fund, may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

     The directly placed mortgages in which the Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Funds or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

     STRUCTURED PRODUCTS. Each Fund, except the California Bond Fund, may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

     These Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

     Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940 ("1940 Act"), as amended. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

     Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security.

     STRIPPED OBLIGATIONS. The Funds may invest in principal-only or interest-only stripped obligations. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities.

     FLOATING AND VARIABLE RATE SECURITIES. Each Fund, except the California Bond Fund, may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or third party. As a result of the floating or variable rate nature of these investments, the Funds' yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Funds' yields may increase, and they may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.

     The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

     Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities nay fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term fixed rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

     INVERSE FLOATERS AND INTEREST RATE CAPS. Each Fund, except California Bond Fund, may invest in inverse floaters and in securities with interest rate caps. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rates changes than that of a fixed rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.

     ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Each Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. The Funds may invest in pay-in-kind securities, which have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. The California Bond Fund may invest in deferred payment securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

     ASSET-BACKED SECURITIES. Each Fund may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Collateralized securities are also subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

                             ADDITIONAL INVESTMENTS

     SYNTHETIC VARIABLE RATE INSTRUMENTS. Each Fund may invest in certain synthetic variable rate instruments. Such instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. JPMlM reviews the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Fund will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond's tax exempt status, occur, then (i) the put will terminate and
(ii) the risk to the Fund will be that of holding a long-term bond.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Funds may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the JP Morgan Chase Bank, the Funds' custodian (see "Custodian") a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

     FORWARD COMMITMENTS. The Funds may purchase securities for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or Municipal Obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a segregated account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

     Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities in held separate the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing such a Fund from recovering the collateral or completing the transaction.

     To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

     INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made,
(i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund to would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting each Fund to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from a Trust in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

     REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed-upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

     LOANS OF PORTFOLIO SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash collateral in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

     There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

     ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. No Fund may acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933 (the "1933 Act "), as amended, and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

     Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

     As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of a Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

     The Funds are registered as non-diversified investment companies which means that the Funds are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, a Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to its portfolio securities. The Funds, however, will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters".

     Each Fund invests principally in a portfolio of "investment grade" tax exempt securities. An investment grade bond is rated, on the date of investment, within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa or of Standard & Poor's, currently AAA, AA, A and BBB, while high grade debt is rated, on the date of the investment, within the two highest of such ratings. Investment grade municipal notes are rated, on the date of investment, MIG-1 or MIG-2 by Standard & Poor's or SP-1 and SP-2 by Moody's. Investment grade municipal commercial paper is rated, on the date of investment, Prime 1 or Prime 2 by Moody's and A-1 or A-2 by Standard & Poor's. The Funds may also invest up to 10% of its total assets in securities which are "below investment grade." Such securities must be rated, on the date of investment, B or better by Moody's or Standard & Poor's, or of comparable quality. Securities rated Ba or B by Moody's and BB or B by Standard & Poor's are below investment grade and considered to be speculative with regard to payment of interest and principal. If the quality of the investment later declines, a Fund may continue to hold the investment. See "Below Investment Grade Debt" below. The Fund may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable, if in the opinion of the Adviser, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exists, the investment must be of comparable investment quality in the Adviser's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

     BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by the Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

     Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Fund's portfolio securities for purposes of determining the Fund's net asset value. See Appendix A for more detailed information on these ratings.

     In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

     The Funds may purchase and sell (a) exchange traded and over-the-counter ("OTC") put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index. Each of the Funds may use futures contracts and options for hedging and risk management purposes. The Funds may also use futures and options to seek to enhance portfolio performance.

     Each of the Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate by the Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

     A Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell options on futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, a Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the NAV of a Fund.

     None of the Funds will be a commodity pool. The Trusts, on behalf of themselves and their respective Fund or Funds, have filed notices of eligibility for exclusion from definition of the term "commodity pool operator" under the Commodity Exchange Act, and, therefore. Are not subject to registration or regulation as a pool operator under the rules of the Commodity Futures Trading Commission.

                                     OPTIONS

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

     The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price.

     If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

     Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

     OPTIONS ON INDEXES. Each of the Funds may purchase and sell put and call options on any securities index based on securities in which a Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund's investments generally will not match the composition of an index.

     For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

     EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by a Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Adviser. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

     Provided that the Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

                                FUTURES CONTRACTS

     The Funds may purchase and sell futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

     When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund. Each Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

     OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

     The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

     COMBINED POSITIONS. Each Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell futures with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

     POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

     ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

     In addition to the foregoing requirements, the Board of Trustees has adopted an additional restriction on the use of futures contracts and options thereon, requiring that the aggregate market value of the futures contracts held by each of the Funds, except for California Bond Fund, not exceed 50% of the market value of each of their total assets. Neither this restriction nor any policy with respect to the restrictions, would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies. (See "Investment Restrictions.")

     SWAPS AND RELATED SWAP PRODUCTS. Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

     Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

     Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

     The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

     The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

     The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

     The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

     Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

     Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

     The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

     The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT

     The Funds may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of its portfolio or the mix of securities in its portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause the Fund to purchase futures contracts on long-term debt securities. Similarly, if the Adviser wishes to decrease exposure to fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

     RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

     MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

     LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

     CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.

     CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

     LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                     SPECIAL FACTORS AFFECTING CERTAIN FUNDS

     The California Bond Fund intends to invest a high proportion of its assets in municipal obligations in California municipal securities. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of California Municipal Securities to meet their obligations thereunder.

     Under normal circumstances, the California Bond Fund invests at least 80% of its total assets in municipal securities. For purposes of this policy, "California municipal bonds" has the same meaning as "California Municipal Securities," which are obligations of any duration (or maturity) issued by California, its political subdivisions and their agencies, authorities and instrumentalities and any other obligations, the interest from which is exempt from California personal income tax. The interest from many but not all California Municipal Securities is also exempt from federal income tax. The California Bond Fund may also invest in debt obligations of state and municipal issuers outside of California. In general, the interest on such securities is exempt from federal income tax but subject to California income tax. A portion of the Fund's distributions from interest on California Municipal Securities and other municipal securities in which the California Bond Fund invests may under certain circumstances be subject to federal alternative minimum tax. See "Distributions and Tax Matters".

     For further information concerning California Municipal Obligations, see Appendix B to this Statement of Additional Information. The summary set forth in Appendix B is based on information from the official statement issued by the State of California for its general obligation bond issue on September 29, 2004 and does not purport to be complete.

     The N.Y. Intermediate Tax Free Income Fund and N.J. Tax Free Income Fund intend to invest a high proportion of their assets in state, local and agencies municipal securities. Payment of interest and preservation of principal is dependent upon the continuing ability of the state issuers and/or obligors of such institutions to meet their obligations. See Appendix C for further information about the State of New York and Appendix D for further information about the State of New Jersey.

                               PORTFOLIO TURNOVER

     Each Fund's portfolio turnover rate is set out below. A rate of 100% indicates that the equivalent of each Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.

                                              FISCAL YEAR    FISCAL YEAR
                                                 ENDED          ENDED
                                                8/31/03        8/31/04
                                              --------------------------
California Bond Fund                              49%             43%
Intermediate Tax Free Income Fund                 56%             65%
N.Y. Intermediate Tax Free Income Fund            38%             30%
N.J. Tax Free Income Fund                         59%             54%
Tax Free Income Fund                              36%             47%

                             INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Trusts with respect to the Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

     Except for the investment policies designated as fundamental in the Prospectuses or herein, the Funds' investment policies (including their investment objectives) are not fundamental.

     FUNDAMENTAL INVESTMENT RESTRICTIONS.

(1) (a) The California Bond Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

(1) (b) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in options and futures shall not be subject to this restriction;

(2) (a) The California Bond Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

(2) (b) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

(3) (a) The California Bond Fund may not borrow money, except to the extent permitted by applicable law;

(3) (b) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

(4) The Funds may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(5) (a) The California Bond Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and (c) make direct investments in mortgages;

(5) (b) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(6) (a) The California Bond Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities;

(6) (b) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or
(ii) engaging in forward purchases or sales of foreign currencies or securities; and

(7) The Funds may make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

(8) All of the Funds have an 80% investment policy which is fundamental and may not be changed without shareholder approval.

   In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each of the Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.

   For purposes of investment restriction (5) (b) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (1) (b) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (1) (b) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry."

     FUTURE CHANGES TO FUNDAMENTAL INVESTMENT POLICES AND RESTRICTIONS. On August 19, 2004, the Board of Trustees of JPMMFST approved a proposal to amend each Fund's fundamental investment restriction with respect to borrowing, subject to the approval of shareholders. Shareholders will be asked to approve this proposed revised restriction at special meetings of shareholder scheduled to be held on January 20, 2005. If approved by shareholders, the fundamental investment restriction with respect to borrowing (investment restriction 3(b)) for the JPMMFST Funds will be as indicated below.

     BORROWING: No Fund may borrow money, except to the extent permitted by applicable law.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and may be changed by the Trustees of the Funds without shareholder approval.

     (i) The Funds may not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

     (ii) The Funds may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

     (iii) The Funds may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto;

     (iv) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer;

     (v) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not purchase or sell interests in oil, gas or mineral leases;

     (vi) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

     (vii) The Funds may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.


     If a rating restriction on an investment set forth herein or in a Prospectus is adhered to at the time of purchase, later changes in ratings resulting from any cause other than actions by the Funds will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                                    TRUSTEES

     The names of the Trustees of the Funds, together with information regarding their year of birth, the date each Trustee first became a board member of the JPMorgan Funds, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Securities Exchange Act"), as amended or subject to the requirements of
Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

                                                                       NUMBER OF
                                                                     PORTFOLIOS IN
                                                                          FUND
       NAME (YEAR OF BIRTH);                                           COMPLEX(1)
     POSITIONS WITH THE FUNDS           PRINCIPAL OCCUPATIONS         OVERSEEN BY        OTHER DIRECTORSHIPS HELD
             (SINCE)                     DURING PAST 5 YEARS            TRUSTEE             OUTSIDE FUND COMPLEX
INDEPENDENT TRUSTEES

 WILLIAM J. ARMSTRONG (1941);         Retired. Vice-President &            70         None.
 Trustee of JPMST since 2001, and     Treasurer of Ingersoll-Rand
 JPMMFST since 1996                   Company (manufacturer of
                                      industrial equipment)
                                      (1972-2000).

 ROLAND R. EPPLEY, JR. (1932);        Retired.                             70         Director of Janel Hydro Inc.
 Trustee of JPMST since 2001, and                                                     (automotive) (1993-present).
 JPMMFST

                                                                       NUMBER OF
                                                                     PORTFOLIOS IN
                                                                          FUND
      NAME (YEAR OF BIRTH);                                            COMPLEX(1)
     POSITIONS WITH THE FUNDS           PRINCIPAL OCCUPATIONS         OVERSEEN BY        OTHER DIRECTORSHIPS HELD
             (SINCE)                     DURING PAST 5 YEARS            TRUSTEE             OUTSIDE FUND COMPLEX

since 1996

DR. MATTHEW GOLDSTEIN (1941);        Chancellor of the City               70         Trustee of Bronx-Lebanon
Trustee of the Trusts since 2003     University of New York                          Hospital Center (1992-present);
                                     (1999-present); President,                      Director of New Plan Excel
                                     Adelphi University (New                         Realty Trust, Inc. (real estate
                                     York) (1998-1999).                              investment trust) (2000-present);
                                                                                     Director of Lincoln Center
                                                                                     Institute for the Arts in
                                                                                     Education (1999-present).

ROBERT J. HIGGINS (1945); Trustee    Retired; Director of                 70         Director of Providian Financial
of the Trusts since 2002             Administration of the State                     Corp. (banking) (2002-present).
                                     of Rhode Island
                                     (2003-2004); President -
                                     Consumer Banking and
                                     Investment Services Fleet
                                     Boston Financial
                                     (1971-2002).

WILLIAM G. MORTON, JR. (1937);       Retired; Chairman Emeritus           70         Director of Radio Shack
Trustee of the Trusts since 2003     (2001-2002), and Chairman                       Corporation (electronics)
                                     and Chief Executive                             (1987-present); Director of The
                                     Officer, Boston Stock                           National Football Foundation and
                                     Exchange (1985-2001).                           College Hall of Fame
                                                                                     (1994-present); Trustee of the
                                                                                     Berklee College of Music
                                                                                     (1998-present); Trustee of the
                                                                                     Stratton Mountain School
                                                                                     (2001-present).

FERGUS REID, III (1932); Trustee of  Chairman of Lumelite                 70         Trustee of Morgan Stanley Funds
JPMST since 2001, and JPMMFST since  Corporation (plastics                           (209 portfolios) (1995-present).
1996 and Chairman of the Board of    manufacturing)
Trustees since 2001                  (2003-present); Chairman
                                     and CEO of Lumelite
                                     Corporation (1985-2002).

JAMES J. SCHONBACHLER (1943);        Retired; Managing Director           70         None.
Trustee of the Trusts since 2001     of Bankers Trust Company
                                     (financial services)
                                     (1968-1998).

INTERESTED TRUSTEE

LEONARD M. SPALDING, JR.* (1935);    Retired; Chief Executive             70         None.
Trustee of JPMST since 2001, and     Officer of Chase Mutual
JPMMFST since 2001                   Funds (investment company)
                                     (1989-1998);

                                                                       NUMBER OF
                                                                     PORTFOLIOS IN
                                                                          FUND
      NAME (YEAR OF BIRTH);                                            COMPLEX(1)
     POSITIONS WITH THE FUNDS           PRINCIPAL OCCUPATIONS         OVERSEEN BY        OTHER DIRECTORSHIPS HELD
             (SINCE)                     DURING PAST 5 YEARS            TRUSTEE             OUTSIDE FUND COMPLEX
                                      President & Chief Executive
                                      Officer of Vista Capital
                                      Management (investment
                                      management) (1990-1998);
                                      Chief Investment Executive
                                      of Chase Manhattan Private
                                      Bank (investment
                                      management) (1990-1998).


     (1) A Fund Complex means two or more required investment companies that hold themselves out to investors as related companies for purposes of investment and investor investment services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Funds Complex for which the Boards of Trustees serve includes 14 registered investment companies.

     * Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase & Co. ("JPMorgan Chase")(formerly known as "J.P.
     Morgan Chase & Co.") stock.

     Each Trustee serves for an indefinite term, subject to the Fund's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Trustees decide upon general policies and are responsible for overseeing each Trust's business affairs.

                               STANDING COMMITTEES

     The Boards of Trustees of currently has four standing committees: the Audit, Valuation, Investment, and Governance Committees. The Board does not have a Compensation Committee.

     The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Schonbachler. The purposes of the Audit Committee are: (i) to appoint and determine compensation of the Funds' independent accountants; (ii) to oversee of the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iii) to approve of non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (iv) to oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; and (v) to act as a liaison between the Funds' independent auditors and the full Board. The Audit Committee met four times during the fiscal year ended October 31, 2004.

     The members of the Valuation Committee are Messrs. Reid (Chairman), Higgins and Morton. The function of the Valuation Committee is to assist the Board in its oversight of the valuation of the Funds' securities by JPMIM, the adviser to the Funds, as well as any sub-adviser. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Committee will act in lieu of the full Board. Consequently the Valuation Committee has been consulted by management of the JPMorgan Funds on one occasion during the fiscal year ended October 31, 2004.

     The members of the Investment Committee are Messrs. Spalding (Chairman) and Goldstein. The function of the Investment Committee is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The Investment Committee met once during the fiscal year ended October 31, 2004.

     The members of the Governance Committee are Messrs. Reid (Chairman), Higgins and Morton, who are each Independent Trustees of the JPMorgan Funds. The responsibilities of the Governance Committee include (i) the selection and nomination of persons for election and appointment as Trustees, (ii) the review of shareholder correspondence to the Board, (iii) the review of nominees recommended to the Board; (iv) review of Trustees compensation; and (v) recommendation of Independent Trustee Counsel and Fund legal counsel. The Governance Committee met once during the fiscal year ended October 31, 2004. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is other wise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee;
(iii) the contribution that the person can make to the Boards and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) consistency with the 1940 Act. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Boards by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee.

     At special meetings of shareholders, scheduled to be held on January 20, 2005, shareholders of record of the Funds of the Trusts on October 27, 2004, will be asked to elect Trustees.

     The following table shows each Trustee's beneficial ownership as of December 31, 2004 in the Funds and each Trustee's aggregate ownership in any funds that the Trustee oversees in the Family of Investment Companies(1):


                                                                     DOLLAR RANGE OF
                                               DOLLAR RANGE OF            EQUITY
                                                    EQUITY          SECURITIES IN THE      DOLLAR RANGE OF
                           DOLLAR RANGE OF    SECURITIES IN THE            N.Y.                EQUITY
                          EQUITY SECURITIES      INTERMEDIATE          INTERMEDIATE       SECURITIES IN THE
NAME OF                   IN THE CALIFORNIA        TAX FREE              TAX FREE           N.J. TAX FREE
TRUSTEE                       BOND FUND          INCOME FUND           INCOME FUND           INCOME FUND
-----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong             None              $50,001 -                None                 None
                                                   $100,000
Roland R. Eppley, Jr.            None                 None                  None                 None
Dr. Matthew Goldstein            None                 None                  None                 None
Robert J. Higgins                None                 None                  None                 None
William G. Morton, Jr.           None                 None                  None                 None
Fergus Reid, III                 None                 None                  None                 None
James J. Schonbachler            None                 None                  None                 None

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.         None                 None                  None                 None


                           DOLLAR RANGE OF         AGGREGATE OWNERSHIP OF ALL
                                EQUITY                REGISTERED INVESTMENT
                          SECURITIES IN THE           COMPANIES OVERSEEN BY
                           TAX FREE INCOME            TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                  FUND                INVESTMENT COMPANIES(1)
-------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong              None                   Over $100,000
Roland R. Eppley, Jr.             None                   Over $100,000
Dr. Matthew Goldstein             None                       None
Robert J. Higgins                 None                        None
William G. Morton, Jr.            None                        None
Fergus Reid, III                  None                   Over $100,000
James J. Schonbachler             None                 $50,001-$100,000

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.          None                   Over $100,000


(1) Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Boards of Trustees serve includes 14 investment companies.

     As of December 31, 2003, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

     Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Funds Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Funds Complex, Mr. Reid is paid an additional $130,000. Messrs. Armstrong and Spalding are paid additional $40,000 for their services as committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex.

     Trustee compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 2003 are set forth below:


                                         AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS
                                                                    N.Y.        N.J. TAX      TAX      AGGREGATE TRUSTEE
                                CALIFORNIA    INTERMEDIATE      INTERMEDIATE      FREE       FREE      COMPENSATION PAID
                                   BOND         TAX FREE          TAX FREE       INCOME     INCOME       FROM THE FUND
NAME OF TRUSTEE                    FUND        INCOME FUND      INCOME FUND       FUND       FUND           COMPLEX
INDEPENDENT TRUSTEES
William J. Armstrong               $ 227         $ 2,155          $ 1,042         $  98     $   991        $  140,000
Roland R. Eppley, Jr.                197           1,844              897            84         852           120,000

Dr. Matthew Goldstein                142           1,387              662            63         629            90,000
Robert J. Higgins                    197           1,844              897            84         852           120,000
William G. Morton, Jr.               142           1,387              662            63         629            90,000
Fergus Reid, III                     412           3,862            1,877           176       1,784           250,000
James J. Schonbachler                197           1,844              897            84         852           120,000

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.             210           1,954              950            89         902           126,667


     The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds, and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay eligible Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or one of its predecessors. Messrs. Armstrong, Eppley, Reid and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. By April 1, 2004, Messrs. Armstrong, Eppley and Reid had received lump sum payouts of their Plan amounts. Mr. Spalding deferred receipt of his Plan amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

     The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees who have elected to defer compensation under such plan.

     The Declarations of Trust provide that the Trusts will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trusts, unless, as to liability to the Trusts or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trusts. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

         The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.


     NAME (YEAR OF BIRTH),
      POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
       -----------------                                           -------------------
George C.W. Gatch (1962),         Managing Director, JPMIM, CEO and President of the J.P. Morgan and One Group Funds.
President (2001)                  An employee since 1986, Mr. Gatch leads the firm's U.S. mutual fund and financial intermediary business. He was previously president and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi
                                  Kangyo Bank. Prior to working in Japan, Mr. Gatch established JPMIM's sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963),           Chief Operating Officer, JPMorgan Funds (August 2004 to present) and One Group
Senior Vice President (2004)      Mutual Funds from November 2001 until present.  From October 1999 to present, Vice
                                  President and Treasurer, One Group Administrative Services, Inc., and Vice President
                                  and Treasurer, One Group Dealer Services, Inc.

Patricia A. Maleski (1960),       Vice President, JPMIM; Previously, Treasurer, JPMorgan Funds and Head of Funds
Vice President and Chief          Administration and Board Liaison.  Prior to joining J.P. Morgan Chase & Co. in 2001,
Administrative Officer (2004)     Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc., a
                                  service provider to the Board of Directors/Trustees of the JPMorgan Funds.

Wayne H. Chan (1965),             Vice President and Assistant General Counsel, JPMIM, since September 2002; Prior to
Secretary (2004)                  joining J.P. Morgan Chase & Co., Mr. Chan was an associate at the law firm of
                                  Shearman & Sterling from May 2001 through September 2002; Swidler Berlin Shereff
                                  Friedman LLP from June 1999 through May 2001 and Whitman Breed Abbott & Morgan LLP from September 1997 through May 1999.

Stephanie J. Dorsey (1969),       Director of Mutual Fund Administration, One Group Administrative Services, since
Treasurer (2004)                  January 2004; Ms. Dorsey worked for Bank One Corporation (now known as JPMorgan
                                  Chase & Co.) from January 2003 to January 2004; Prior to joining Bank One
                                  Corporation, she was a Senior Manager at PricewaterhouseCoopers LLP from September
                                  1992 through December 2002.

Elizabeth A. Davin (1964),        From September 2004 to present, Senior Counsel, JPMorgan Chase & Co.; Prior to that
Assistant Secretary (2004)        Ms. Davin was Assistant General Counsel and then Associate General Counsel and Vice
                                  President, Gartmore Global Investments, Inc. from July 1999 to August 2004.

Stephen M. Benham (1959),         Vice President and Assistant General Counsel, JPMIM since 2004; Vice President
Assistant Secretary (2004)        (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004;
                                  Attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

     NAME (YEAR OF BIRTH),
      POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
       -----------------                                           -------------------
Jessica K. Ditullio (1962),       From August 1990 to present, various attorney positions for Bank One Corporation
Assistant Secretary (2004)        (now known as JPMorgan Chase & Co.)

Nancy E. Fields (1949),           From October 1999 to present, Director, Mutual Fund Administration, One Group
Assistant Secretary (2004)        Administrative Services, Inc. and Senior Project Manager, Mutual Funds, One Group
                                  Dealer Services, Inc. From July 1999 to October 1999, Project Manager, One Group,
                                  Banc One Investment Advisors Corporation.

Avery P. Maher (1945),            Vice President and Assistant General Counsel, JPMIM since 2004; Second Vice
Assistant Secretary (2004)        President and Assistant Secretary of John Hancock Advisers, LLC from July 1992 through September 2004.

Alaina Metz (1967),               From June 1995 to present, Vice President, BISYS Fund Service Inc.
Assistant Secretary (2001)*

Martin R. Dean (1963),            Vice President of Regulatory Services of BISYS Fund Services, Inc.
Assistant Treasurer (2001)*

Arthur A. Jensen (1966),          Vice President of Financial Services of BISYS Fund Services, Inc., since June 2001;
Assistant Treasurer (2001)*       From 1999 to 2001 Section Manager at Northern Trust Company; from Accounting
                                  Supervisor at Allstate Insurance Company.

Christopher D. Walsh (1965),      Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail
Assistant Treasurer (2004)        mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund
                                  Administration at Prudential Investments.

Paul M. DeRusso (1954),           Vice President, JPMIM; Manager of the Budgeting and Expense Group of the Funds
Assistant Treasurer (2001)        Administration Group.

Mary D. Squires (1955),           Vice President, JPMIM; Ms. Squires has held numerous financial and operations
Assistant Treasurer (2001)        positions supporting the J.P. Morgan Chase organization complex.

Stephen M. Ungerman (1953),       Vice President, JPMIM; Previously, head of Fund Administration - Pooled Vehicles.
Chief Compliance Officer          Prior to joining J.P. Morgan Chase & Co., in 2000, he held a number of senior
(2004)                            positions in Prudential Financial's asset and management business, including
                                  Associate General Counsel, Tax Director and Co-head of the Fund Administration
                                  Department. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential.

*  The contact address for the officer is 3435 Stelzer Road, Columbus, OH 43219.

     As of November 30, 2004, the Officers and Trustees as a group owned less than 1% of the shares of any class of each Fund.

                                 CODES OF ETHICS

     The Funds, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

     Effective February 19, 2005, One Group Dealer Services, Inc. ("OGDS") will become the Funds' distributor. See "Distributor" below for more information. OGDS has adopted a Code of Ethics that requires that all employees of OOGDS must: (i) place the interest of the accounts which are managed by affiliates of OGDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the Code of Ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of OGDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable mutual fund's prospectus or Statement of Additional Information or effecting or facilitating a mutual fund transaction to engage in market timing. OGDS's Code of Ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such Code of Ethics.

                     PROXY VOTING PROCEDURES AND GUIDELINES

     The Boards of Trustees of the Funds have delegated to JPMIM proxy voting authority with respect to the Funds' portfolio securities. Most of the securities in which the Funds invest, however, are rarely required, or permitted, to vote. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Boards have adopted JPMIM's detailed proxy voting procedures ("Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues.

     The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by JPMIM. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS"), to perform certain services otherwise carried out or coordinated by the proxy administrator.

     Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between a Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to the ISS, which will vote in accordance with its own recommendation.

     The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

- JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

- JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

- JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

-  JPMIM votes against proposals for a super-majority vote to approve a merger.

- JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

- JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

- JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

                          PORTFOLIO HOLDING DISCLOSURE



      As described in the Prospectuses and pursuant to a Fund's portfolio holdings disclosure policy, no sooner than 30 days after month end, a Fund will make available to the public, upon request to the JPMorgan Funds Service Center (1-800-348-4782), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

      A Fund's publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to
(i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of a Fund and (ii) clients of the Adviser or its affiliates that invest in a Fund or such clients' consultants.
 No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive a Fund's portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

ALL FUNDS
   Vickers Stock Research Corp.     Quarterly   30 days after month end
   Standard & Poor's                Monthly     30 days after month end
   MorningStar Inc.                 Monthly     30 days after month end
   Lipper, Inc.                     Monthly     30 days after month end
   Thomson Financial                Monthly     30 days after month end
   Bloomberg LP                     Monthly     30 days after month end
   Investment Company Institute     Monthly     30 days after month end

      In addition, certain service providers to a Fund, or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive a Fund's portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Funds (released quarterly 10 days after trade date), transfer agents, and entities providing CDSC financing (released weekly 1 day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund's portfolio holdings and therefore, the shareholder and its agent may receive such information earlier than 30 days after month end.
Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

      Disclosure of a Fund's portfolio securities as an exception to a Fund's normal business practice requires the business unit proposing such an exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds' Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between a Fund's shareholders on the one hand and the Fund's investment adviser, principal underwriter or any affiliated person of the Fund or such entities on the other by creating a structured review and approval process which seeks to ensure that disclosure of information about a Fund's portfolio securities is in the best interests of a Fund's shareholders. There can be no assurance, however, that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

      Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form
N-Qs will be available on the Fund's website at www.jpmorganfunds.com and on the SEC website at www.sec.gov.

      The Funds also include information concerning the Funds' top ten holdings in marketing materials that are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

      Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

                               INVESTMENT ADVISER

     Pursuant to the Investment Advisory Agreements (the "Advisory Agreements"), between the Trusts on behalf of the Funds and JPMIM, JPMIM serves as investment adviser to the Funds, as discussed in the "General" section.

     Subject to the supervision of the Funds' Trustees, the Adviser makes the Funds' day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, New York 10036.

     Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank serves as trustee.

     Under separate agreements, JPMorgan Chase Bank, a subsidiary of JPMorgan Chase, also provides certain financial, fund accounting, recordkeeping and administrative services to the Trusts and the Funds and shareholder services for the Trusts. Effective February 19, 2005, One Group Administrative Services, Inc., an affiliate of JPMorgan Chase Bank, will become the administrator to the Funds in place of JPMorgan Chase Bank. Similarly, effective that same day, One Group Dealer Services, Inc., also an affiliate of JPMorgan Chase Bank, will replace JPMorgan Chase Bank as the shareholder servicing agent for the Funds. See "Administrator and Sub-Administrator," "Shareholder Servicing" and "and "Custodian" sections.


     JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

     JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

     The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreements. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions" section.

     The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

     On February 19, 2005, the Boards of Trustees of the Trusts approved amendments to the Advisory Agreements reflecting (i) the new names of the Funds effective February 19, 2005, (ii) new advisory fees for certain series of JPMST not included in this SAI, (iii) the contingent removal of each of the Funds from the Advisory Agreements effective upon the closing of the reorganization or reorganization and redomiciliation of the Fund, as applicable, to the extent such transaction is approved by shareholders of the Fund.

     Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"), which was a wholly-owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Funds of JPMMFST. On September 1, 2003, JPMFAM
(USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

     As compensation for the services rendered and related expenses, such as salaries of advisory personnel, borne by an adviser under the Advisory Agreements, the Trusts, on behalf of the Funds, have agreed to pay the adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of 0.30% of each Fund's average daily net assets.

     The table below sets forth the investment advisory fees that the Funds paid to or that were accrued by JPMIM or JPMFAM (USA) (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):

                                               FISCAL YEAR ENDED            FISCAL YEAR ENDED            FISCAL YEAR ENDED
                                                    8/31/02                      8/31/03                      8/31/04
                                           PAID/ACCRUED     WAIVED      PAID/ACCRUED     WAIVED      PAID/ACCRUED     WAIVED
California Bond Fund                       $        601   $        -    $        602   $        -    $        408   $        -
Intermediate Tax Free Income
Fund                                              5,084            -           5,243            -           4,654            -
N.Y. Intermediate Tax Free
Income Fund                                       2,643            -           2,610            -           2,173            -
N.J. Tax Free Income Fund                           241            -              40            -             212            -
Tax Free Income Fund                              2,546            -           2,474            -           2,079            -

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

     The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreements or their affiliates, have approved the respective Advisory Agreement for each Trust on behalf of the Funds.

     As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

     In approving each Advisory Agreement, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities.

     The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

     In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                       ADMINISTRATOR AND SUB-ADMINISTRATOR

     Pursuant to the Administration Agreements, between the Trusts, on behalf of the Funds, and JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank is the administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trusts of all documents required to be filed for compliance by the Trusts with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank in its capacity as administrator does not have any responsibility or authority for the investment management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of the Funds' shares.

     JPMorgan Chase Bank was formed on November 10, 2001, from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.

     Under the Administration Agreements, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreements will continue in effect for two years and from year to year thereafter with respect to each Fund, only if such continuance is specifically approved at least annually by the Board of Trustees of the Trusts, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's outstanding voting securities as defined under "Investment Restrictions." The Administration Agreements are terminable without penalty by the Trusts on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trusts, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreements also provide that absent willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of duties under the agreement on the part of JPMorgan Chase Bank or its directors, officers or employees, the Trusts shall indemnify JPMorgan Chase Bank against any claims that JPMorgan Chase Bank may incur based on any omissions in connection with services rendered to the Trusts under the Administration Agreements.

     In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreements, JPMorgan Chase Bank receives from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may voluntarily waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank pays a portion of the fees it receives to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator.

     On August 19, 2004, the Boards of Trustees of the Trusts approved an administration agreement (the "New Administration Agreement") with One Group Administrative Services, Inc. ("OGA"). OGA is an affiliate of JPMorgan Chase Bank, the current Administrator, and an indirect wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Columbus, Ohio 43240. Pursuant to the New Administration Agreement, effective February 19, 2005, OGA will be the administrator of the Funds. The new name of the Administrator will be "JPMorgan Funds Management, Inc." effective February 19, 2005.

     Pursuant to the New Administration Agreement, OGA will assist in supervising all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian agreement, the fund accounting agreement and the transfer agency agreement for that Fund). Under the New Administration Agreement, OGA has agreed to maintain the necessary office space for the Funds, to price the portfolio securities of each Fund it serves and compute the net asset value and net income of the Funds on a daily basis, to maintain each Fund's financial accounts and records, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian agreement, fund accounting agreement and the transfer agency agreement. Under the New Administration Agreement, OGA may, at its expense, subcontract with any entity or person concerning the provision of services under the New Administration Agreement.

     Unless sooner terminated, the New Administration Agreement will continue in effect through October 31, 2006. Thereafter, if not terminated, the New Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the New Administration Agreement or interested persons of any such party. The New Administration Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees or by OGA. The termination of the New Administration Agreement with respect to one Fund will not result in the termination of the New Administration Agreement with respect to any other Fund.

     The New Administration Agreement provides that OGA shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the New Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

     In consideration of the services to be provided by OGA pursuant to the New Administration Agreement, OGA will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of the equity and fixed income funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets of the equity and fixed income funds in the JPMorgan Funds Complex in excess of $25 billion. For purposes of this paragraph, the "JPMorgan Funds Complex" includes the series of One Group Mutual Funds.

     For the fiscal years ends indicated below, JPMorgan Chase Bank was paid or accrued administration fees, and waived the amounts in parentheses by the following Funds (amounts in thousands):


                                               FISCAL YEAR ENDED            FISCAL YEAR ENDED            FISCAL YEAR ENDED
                                                    8/31/02                      8/31/03                      8/31/04
                                           -----------------------------------------------------------------------------------
                                           PAID/ACCRUED     WAIVED      PAID/ACCRUED     WAIVED      PAID/ACCRUED     WAIVED
------------------------------------------------------------------------------------------------------------------------------
California Bond Fund                       $        301   $     (271)   $        301   $     (164)   $        204   $     (157)
Intermediate Tax Free Income Fund                 2,542       (1,184)          2,622       (1,165)          2,327       (1,108)
N.Y. Intermediate Tax Free Income Fund            1,322         (129)         13,505         (105)          1,087          (52)
N.J. Tax Free Income Fund                           121          (29)            120          (40)            106           (8)
Tax Free Income Fund                              1,273            -           1,237            -           1,039            -

                                   DISTRIBUTOR

     The Distributor serves as the Funds' exclusive distributor and holds itself available to receive purchase orders for shares of each of the Funds. In that capacity, the Distributor has been granted the right, as agent of the Funds, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreements between the Trusts, on behalf of the Funds, and the Distributor. Under the terms of the Distribution Agreements between the Distributor and the Trusts, on behalf of the Funds, the Distributor receives no compensation in its capacity as the Funds' distributor. The Distributor is a wholly-owned indirect subsidiary of The BISYS Group, Inc.

     The Distribution Agreements shall continue in effect with respect to a Fund for a period of two years after execution and following the two year period, from year to year only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of a Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of a Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of a Trust, including a vote of a majority of the Trustees who are not "interested persons" of a Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of the Distributor are located at 522 Fifth Avenue, New York, NY 10036.

     Effective February 19, 2005, One Group Dealer Services, Inc. ("OGDS"), 1111 Polaris Parkway, Columbus, Ohio, will begin serving as distributor to the Funds pursuant to a Distribution Agreement approved by the Boards of Trustees of the Trusts on August 19, 2004. OGDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase.

     Unless otherwise terminated, the Distribution Agreement with OGDS will continue in effect until October 31, 2006 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Boards of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the OGDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. OGDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

                                DISTRIBUTION PLAN

     Each Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A, B and C Shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

     Class A Shares pay a Distribution Fee of 0.25%, Class B and Class C Shares pay a Distribution Fee of 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of the Funds of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

     No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

     Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average NAV of the Class A shares, 0.25% annualized of the average NAV of the Class B shares or 0.75% annualized of the average NAV of the Class C shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares of the Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C shares of the Funds, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B and Class C shares.

     Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

     The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

     The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

     The Distribution Plan, which was approved by the Boards of Trustees of the Trusts on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by each Trust with respect to the classes of Shares specified above.

     The table below sets forth the 12b-1 fees that the Funds paid to or that were accrued by the Distributor (waived amounts are in parentheses) with respect to fiscal periods indicated (amounts in thousands):

                                               FISCAL YEAR ENDED            FISCAL YEAR ENDED            FISCAL YEAR ENDED
                                                    8/31/02                      8/31/03                      8/31/04
                                           PAID/ACCRUED     WAIVED      PAID/ACCRUED     WAIVED      PAID/ACCRUED     WAIVED
California Bond Fund                       $         53   $      (53)   $         57   $      (57)   $         50   $      (50)
Intermediate Tax Free Income Fund                     -            -               -            -               1           (1)
N.Y. Intermediate Tax Free Income Fund              455         (338)            440         (258)            430         (233)
N.J. Tax Free Income Fund                             -            -               5            -              10            -
Tax Free Income Fund                                199         (151)            194         (151)            164         (125)

     The table below sets forth the expenses paid by the Distributor related to the distribution of Shares under the Distribution Plan during the fiscal year ended 8/31/04:

                                                                                        N.Y. TAX       N.J. TAX
                                                          CALIFORNIA    INTERMEDIATE      FREE           FREE           TAX
                                                             BOND        FREE INCOME     INCOME         INCOME        INCOME
                                                             FUND           FUND          FUND           FUND          FUND
Advertising and Sales Literature                          $      170    $      -       $      539    $          4   $       89
Printing, production and mailing of prospectus and
shareholder reports to other than current shareholders             -          68          182,947           6,078        9,850
Compensation to dealers                                       25,631           6          168,326             785       92,110
Compensation to sales personnel                                   12           -               35               -            6
B Shares financing charges                                     1,426           5            4,649              31          808
Equipment, supplies and other indirect
distribution-related expenses                                    897           5            3,502              20        1,482

                                    CUSTODIAN

     Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, N.Y. 11245, dated March 1, 2003, JPMorgan Chase Bank serves as the Funds' custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of the Adviser.

     For fund accounting services, each Fund pays to JPMorgan Chase Bank the higher of (a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. income funds of 0.01% of the first $10 billion, 0.0075% on the next $10 billion, 0.005% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. income fund is $25,000.

     In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

     For custodian services, each Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

     JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT

     DST Systems, Inc. ("DST" or "Transfer Agent"), 210 West 10th Street, Kansas City, Missouri, 64105, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

     On August 19, 2004, the Boards of Trustees of the Trusts approved the retention of Boston Financial Data Services, Inc. ("BFDS"), 2 Heritage Drive, North Quincy, Massachusetts 02171, to serve as transfer agent and dividend disbursing agent for each Fund. The transition from DST to BFDS is expected to be complete on or about in February 2005. The services to be provided by BFDS will be substantially similar to the services currently provided by DST as Transfer Agent and Dividend Disbursing Agent.

                              SHAREHOLDER SERVICING

     The Trusts on behalf of each of the Funds have entered into Shareholder Servicing Agreements, which enables the Funds to obtain the services of one or more Shareholder Servicing Agents including JPMorgan Chase Bank. Under the agreements, the Shareholder Servicing Agents are responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund Shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities laws. Shareholder Servicing Agents may subcontract with parties for the provision of shareholder support services.

     Under the Shareholder Servicing Agreements, each Fund has agreed to pay JPMorgan Chase Bank for these services a fee of 0.25% for the Class A Shares, Class B Shares, Class C Shares and Select Shares and a fee of 0.10% for the Institutional Shares, expressed as a percentage of the average daily net asset values of Fund shares. JPMorgan Chase Bank may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreements with respect to each Fund on a month-to-month basis.

     The table below sets forth the fees paid or accrued to the Shareholder Servicing Agents (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):


                                               FISCAL YEAR ENDED            FISCAL YEAR ENDED            FISCAL YEAR ENDED
                                                    8/31/02                      8/31/03                      8/31/04
                                           -----------------------------------------------------------------------------------
                                           PAID/ACCRUED     WAIVED      PAID/ACCRUED     WAIVED      PAID/ACCRUED     WAIVED
                                           -----------------------------------------------------------------------------------
CALIFORNIA BOND FUND
Class A Shares                             $         53   $      (52)   $         56   $      (53)   $         50   $      (46)
Select Shares                                        94          (38)            107          (47)             88          (40)
Institutional Shares                                142         (101)            135         (103)             81          (64)
INTERMEDIATE TAX FREE INCOME FUND
Class A Shares                                                                                                  1            1
Class B Shares                                                                                                 -^           -^
Class C Shares                                                                                                 -^           -^
Select Shares                                     2,740          (35)          2,962         (140)          2,808           32
Institutional Shares                                599          (83)            563         (123)            428           66
N.Y. INTERMEDIATE TAX FREE INCOME FUND
Class A Shares                                      338         (112)            257          (58)            233           99
Class B Shares                                       39            -              60           (2)             61           14
Class C Shares                                                                     1            -               5            1
Select Shares                                     1,141       (1,226)          1,157          (96)          1,009          112
Institutional Shares                                274         (272)            280         (259)            201          200
N.J. TAX FREE INCOME FUND
Class A Shares                                                                     2           (1)              4            4
Class B Shares                                                                     1           (1)              2            2
Select Shares                                       201          (80)            197          (83)            171          112
TAX FREE INCOME FUND
Class A Shares                                      151          (92)            151          (83)            125           83
Class B Shares                                       16           (1)             15            -              13            1
Select Shares                                     1,955          (42)          1,896          (14)          1,594            1


^ amount rounds to less than one thousand.

     Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for the services as Shareholder Servicing Agents.

     For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

     JPMorgan Chase Bank and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Funds or to its shareholders, since it will be paid by JPMorgan Chase Bank and/or the Distributor.

     JPMorgan Chase Bank, JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

     On August 19, 2004, the Boards of Trustees of the Trusts, including a majority of the trustees who are not "interested persons" of the Trusts (as defined in the 1940 Act), approved a Shareholder Servicing Agreement between the Trusts and OGDS (the "New Shareholder Servicing Agreement"). The New Shareholder Servicing Agreement will be effective February 19, 2005 with respect to the Select, Institutional, Class A, Class B and Class C Shares of each Fund. Under the New Shareholder Servicing Agreement, effective February 19, 2005, the Fund will pay OGDS a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Fund attributable to the Select, Class A, Class B and Class C Shares of each Fund and 0.25% of the average daily net assets of the Fund attributable to the Institutional Shares of each Fund. The fee is paid to OGDS for a variety of specific shareholder servicing functions. OGDS may enter into shareholder servicing contracts with affiliated and unaffiliated broker-dealers and intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Select, Institutional, Class A, Class B or Class C Shares of a Fund under which OGDS will pay all or a portion of the annual fee to such broker-dealers or intermediaries for performing such services.

     The New Shareholder Servicing Agreement will become effective February 19, 2005 and, unless sooner terminated, will continue until October 31, 2006. Thereafter, if not terminated, the New Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Boards of Trustees of the Trusts who are not parties to the New Shareholder Servicing Agreement or interested persons of any such party. The New Shareholder

Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Boards of Trustees of the Trusts or by OGDS. The New Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

                                    EXPENSES

     The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trusts. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trusts; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

     JPMorgan Chase Bank, JPMIM, OGA and OGDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                             FINANCIAL PROFESSIONALS

     The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.

     Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and will not be remitted to a Fund or JPMorgan Chase Bank.

     Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The independent registered public accounting firm of the Trusts and the Funds are PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund's federal and state income tax returns.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

     The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each Fund reserves the right to request that the investor buy more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. JPMorgan Funds Service Center may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by JPMorgan Funds Service Center. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in
Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

     An investor may buy shares in a Fund: (i) through a Financial Intermediary; or (ii) through the Distributor by calling the JPMorgan Service Center or JPMorgan Institutional Funds Service Center. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

     The Funds may, at their own option, accept securities in payment for shares. The securities, delivered in such a transaction are valued in the same manner as they would be valued for purposes computing a Fund's NAV as described in the section entitled "Net Asset Value."

     Purchases by means of in-kind contributions of securities will only by accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would by required to be registered.

     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trusts have filed an election under Rule 18f-1 under the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

     Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of a Fund by the percentage representing that investor's share of the aggregate beneficial interests in a Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

     The Distributor pays broker-dealers commissions on net sales of Class A Shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Distributor may withhold such payments with respect to short-term investments. If shares are redeemed within 12 months of the purchase date, clients of broker-dealers that have received the commissions described above will be subject to a contingent deferred sales charge as follows: (i) 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption if the shares are held for up to 6 months or (ii) 0.75% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption if the shares are held for 6 to 12 months.

     EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. JPMorgan Chase may discontinue this exchange privilege at any time.

     Shares of a Fund may only be exchanged into another fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirement. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

     A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.

     ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS C SHARES. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

     The CDSC, however, will not be waived if a deferred contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

     For all Funds with Class B Shares, Class B Shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares purchased on or after May 1, 1996, will be effected at the relative NAV's per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the NAV per share of the Class A Shares may be higher or lower than the NAV per share of the Class B Shares; as a result, depending on the relative NAV's per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

     The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

     Investors may incur a fee if they effect transactions through a Financial Intermediary.

     CHANGES TO CUMULATIVE QUANTITY DISCOUNT AND STATEMENTS OF INTENTION. Effective February 19, 2005, cumulative quantity discounts (as defined in the Prospectuses) and statements of intention (as defined in the Prospectuses) will be referred to as the "Right of Accumulation" and "Letters of Intent," respectively, and will have the terms and conditions set forth below.

     The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charges you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

     RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund (except Class A Shares of a money market fund) held in:

     1. Your account(s);

     2. Account(s) of your spouse or domestic partner;

     3. Account(s) of children under the age of 21 who share your residential address;

     4. Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

     5. Solely controlled business accounts; and

     6. Single-participant retirement plans of any of the individuals in items
(1) through (3) above.

     IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY IF YOU HAVE ANY

OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

     LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary that you have a Letter of Intent each time you make an investment.

     A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

                           DIVIDENDS AND DISTRIBUTIONS

     Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

     Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her financial professional or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

     If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

     The Funds compute their NAV once daily on Monday through Friday at the time indicated in the Prospectuses. The NAV will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which NAV is determined are the Funds' business days.

     The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

     Fixed income securities with a maturity of 60 days or more, are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. Fixed income securities shall by valued based upon bid prices received from independent pricing services approved by the Funds' Boards of Trustees. If such prices are not supplied by the Funds' independent pricing services or the quotationis determined not to be accurate by the Adviser, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

     Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

     Listed options on debt securities traded on U.S. option exchanges shall be valued at their last sale or closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their last sale price as of the close of such commodity exchanges. Options and futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of a Funds' NAV. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third party broker.

     For purposes of calculating NAV all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars utilizing the latest foreign exchange bid quota from an approved independent pricing service at 4:00 p.m. Eastern Time. Trading in securities on most foreign markets is normally completed before the close in trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when a Fund's NAV is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                             PERFORMANCE INFORMATION

     From time to time, the Funds may quote performance in terms of yield, actual distributions of average annual total returns before and after taxes or capital appreciation in reports, sales literature and advertisements published by the Funds. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectuses.

     A Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in NAV per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A Shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C Shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five- and ten-year periods will be shown, unless the class has been in existence for a shorter period.

     Average annual total returns are calculated according to the following formulas:

          Average annual total returns (before taxes):
               P (1 + T) SUB(n) = ERV

          Average annual total returns (after taxes on distributions):
               P (1 + T) SUB(n) = ATVD

          Average annual total returns (after taxes on distributions and sale of Fund shares)
               P (1 + T)(TO THE POWER OF n) = ATVDR

          Where:    P =           a hypothetical initial payment of $1,000.

                    T = average annual total return (before taxes, after taxes on distributions, or after taxes on distributions and sale of Fund shares, as applicable).

                    n =           number of years

                    ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

                    ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or
                                  10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

                    ATV SUB(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or
                                  10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

       AVERAGE ANNUAL TOTAL RETURNS AS OF THE FISCAL PERIOD ENDED 8/31/04* (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)

                                                                                      SINCE           DATE OF
                                                                  5        10         INCEPTION   FUND INCEPTION
                                                         1 YEAR   YEARS    YEARS      **                **
----------------------------------------------------------------------------------------------------------------
CALIFORNIA BOND FUND
Class A Shares - before taxes                              0.86%    4.60%                  4.59%    12/23/1996
Class A Shares - after taxes on distributions              0.43%    4.46%                  4.49%
Class A Shares - after taxes on distributions
and sale of fund shares.                                   2.11%    4.46%                  4.46%
Institutional Shares - before taxes                        5.76%    5.71%                  5.37%
Institutional Shares - after taxes on distributions        5.30%    5.57%                  5.26%

Institutional Shares - after taxes on distributions
and sale of fund shares.                                   5.40%    5.45%                  5.16%
Select Shares - before taxes                               5.57%    5.53%                  5.20%
Select Shares - after taxes on distributions               5.12%    5.40%                  5.10%
Select Shares - after taxes on distributions
and sale of fund shares.                                   5.22%    5.27%                  5.00%
INTERMEDIATE TAX FREE INCOME FUND
Class A Shares - before taxes                              1.34%    4.90%    5.37%
Class A Shares - after taxes on distributions              1.18%    4.79%    5.23%
Class A Shares - after taxes on distributions
and sale of fund shares.                                   2.22%    4.73%    5.19%
Class B Shares - before taxes                             -0.60%    5.19%    5.68%
Class B Shares - after taxes on distributions             -0.76%    5.08%    5.53%
Class B Shares - after taxes on distributions
and sale of fund shares.                                   0.84%    4.99%    5.48%
Class C Shares - before taxes                              3.68%    5.58%    5.71%
Class C Shares - after taxes on distributions              3.52%    5.46%    5.56%
Class C Shares - after taxes on distributions
and sale of fund shares.                                   3.62%    5.31%    5.50%
Institutional Shares - before taxes                        5.26%    5.76%    5.80%
Institutional Shares - after taxes on distributions        5.10%    5.64%     N/A***
Institutional Shares - after taxes on distributions
and sale of fund shares.                                   4.91%    5.50%     N/A***
Select Shares - before taxes                               5.19%    5.68%    5.76%
Select Shares - after taxes on distributions               5.03%    5.56%     N/A***
Select Shares - after taxes on distributions
and sale of fund shares.                                   4.81%    5.42%     N/A***
N.Y. INTERMEDIATE TAX FREE INCOME FUND
Class A Shares - before taxes                              0.77%    4.68%    5.12%
Class A Shares - after taxes on distributions              0.51%    4.61%     N/A***
Class A Shares - after taxes on distributions
and sale of fund shares.                                   1.88%    4.55%     N/A***
Class B Shares - before taxes                             -0.27%    4.73%    5.30%
Class B Shares - after taxes on distributions             -0.54%    4.66%     N/A***
Class B Shares - after taxes on distributions
and sale of fund shares.                                   0.98%    4.51%     N/A***
Class C Shares - before taxes                              3.73%    5.05%    5.30%
Class C Shares - after taxes on distributions              3.46%    4.99%     N/A***
Class C Shares - after taxes on distributions
and sale of fund shares.                                   3.58%    4.79%     N/A***
Institutional Shares - before taxes                        5.82%    5.83%    5.69%
Institutional Shares - after taxes on distributions        5.55%    5.77%     N/A***
Institutional Shares - after taxes on distributions
and sale of fund shares.                                   5.32%    5.58%     N/A***
Select Shares - before taxes                               5.60%    5.72%    5.63%
Select Shares - after taxes on distributions               5.33%    5.65%     N/A***
Select Shares - after taxes on distributions

and sale of fund shares.                                   5.09%    5.46%     N/A***
N.J. TAX FREE INCOME FUND
Class A Shares - before taxes                              1.15%    5.09%    5.09%
Class A Shares - after taxes on distributions              0.59%    4.77%     N/A***
Class A Shares - after taxes on distributions
and sale of fund shares.                                   2.24%    4.77%     N/A***
Class B Shares - before taxes                              0.17%    5.37%    5.40%
Class B Shares - after taxes on distributions             -0.42%    5.04%     N/A***
Class B Shares - after taxes on distributions
and sale of fund shares.                                   1.49%    4.99%     N/A***
Select Shares - before taxes                               5.92%    6.19%    5.64%
Select Shares - after taxes on distributions               5.33%    5.86%     N/A***
Select Shares - after taxes on distributions
and sale of fund shares.                                   5.50%    5.75%     N/A***
TAX FREE INCOME
Class A Shares - before taxes                              1.94%    5.14%    5.47%
Class A Shares - after taxes on distributions              1.66%    5.04%     N/A***
Class A Shares - after taxes on distributions
and sale of fund shares.                                   2.79%    4.99%     N/A***
Class B Shares - before taxes                              0.88%    5.13%    5.63%
Class B Shares - after taxes on distributions              0.59%    5.02%     N/A***
Class B Shares - after taxes on distributions
and sale of fund shares.                                   1.85%    4.90%     N/A***
Select Shares - before taxes                               6.82%    6.11%    5.95%
Select Shares - after taxes on distributions               6.52%    6.00%     N/A***
Select Shares - after taxes on distributions
and sale of fund shares.                                   6.03%    5.84%     N/A***

* Date of inception and performance for each class reflects, if applicable, those of another feeder, class or predecessor fund that invest (or during the relevant period invested) in the same portfolio of securities.

** If Fund has less than 10 Years.

*** After tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor Common Trust Fund.

     YIELD QUOTATIONS. As required by regulations of the SEC, the annualized yield for the Funds is computed by dividing each Fund's net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share.

     Yields are calculated according to the following formula:

                 a-b
                 ---
     YIELD = 2 [( cd +1)(TO THE POWER OF 6) - 1]

     Where:

       a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d = the maximum offering price per share on the last day of the period.

     Set forth below is the SEC yield information for the Funds for the 30-day period ended 8/31/04.

                                                              TAX EQUIVALENT 30-DAY
                                               30-DAY YIELD           YIELD
CALIFORNIA BOND FUND
Class A Shares                                     2.56%              4.34%
Select Shares                                      2.63%              4.46%
Institutional Shares                               2.82%              4.78%
INTERMEDIATE TAX FREE INCOME FUND
Class A Shares                                     2.52%              3.88%
Class B Shares                                     1.77%              2.72%
Class C Shares                                     1.81%              2.78%
Select Shares                                      2.64%              4.06%
Institutional Shares                               2.80%              4.31%
N.Y. INTERMEDIATE TAX FREE INCOME FUND
Class A Shares                                     2.36%              4.15%
Class B Shares                                     1.68%              2.95%
Class C Shares                                     1.69%              2.97%
Select Shares                                      2.50%              4.39%
Institutional Shares                               2.72%              4.78%
N.J. TAX FREE INCOME FUND
Class A Shares                                     2.21%              3.63%
Class B Shares                                     1.83%              3.01%
Select Shares                                      2.56%              4.21%
TAX FREE INCOME FUND
Class A Shares                                     2.86%              4.40%
Class B Shares                                     2.12%              3.26%
Select Shares                                      3.01%              4.63%

     The tax equivalent yields assume a federal income tax rate of 35.00% for the Funds.

     The tax equivalent yields assume a combined California State and federal income tax rate of 41.05% for California Bond Fund, a federal income tax rate of 35.00% for the Intermediate Tax Free Fund, a combined New York State, New York City and federal income tax rate of 43.10% for the New York Intermediate Tax Free Income Fund, a combined New Jersey State and federal income tax rate of 39.14% for the New Jersey Tax Free Income Fund and a federal income tax rate of 35.00% for the Tax Free Income Fund.

     A Fund's performance will vary from time to time depending upon market conditions, the composition of the portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

     Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B and Class C Shares) when presented inclusive of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

     The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, JPMorgan Chase Bank and/or other service providers waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

     Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated in the Prospectuses or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

     From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

                             PORTFOLIO TRANSACTIONS

     On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

     Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     Portfolio transactions for a Fund will be undertaken principally to accomplish a Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short term trading consistent with their objectives. See "Strategies and Policies-Portfolio Turnover".

     In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. Under the Advisory Agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees and the Board of Directors regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

     Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreements. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

     Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of each Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and any other investment company having the same investment adviser, and that no shares will be purchased from the Distributor or any of its affiliates.

     On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

     If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The Funds paid the following brokerage commissions for the indicated periods:

                                                 FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                                    ENDED           ENDED           ENDED
                                                   8/31/02         8/31/03         8/31/04
                                                -------------   -------------   -------------
CALIFORNIA BOND FUND
Total Brokerage Commissions                     $       3,201   $       5,437   $       6,444
Brokerage Commissions to Affiliated Broker
Dealers                                                     -               -               -

INTERMEDIATE TAX FREE INCOME FUND
Total Brokerage Commissions                            25,498          69,608          34,559
Brokerage Commissions to Affiliated Broker
Dealers                                                 8,250               -               -
N.Y. INTERMEDIATE TAX FREE INCOME FUND
Total Brokerage Commissions                            36,817          29,357           9,828
Brokerage Commissions to Affiliated Broker
Dealers                                                   440               -               -
N.J. TAX FREE INCOME FUND
Total Brokerage Commissions                             1,298             680             246
Brokerage Commissions to Affiliated Broker
Dealers                                                     -               -               -
TAX FREE INCOME FUND
Total Brokerage Commissions                            15,862          46,481          28,212
Brokerage Commissions to Affiliated Broker
Dealers                                                     -               -               -

                               MASSACHUSETTS TRUST

     Each Trust is organized as a "Massachusetts business trust" of which each Fund is a separate and distinct series. Copies of the Declaration of Trust for the Trusts are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By Laws of each of the Trusts are designed to make each Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

     Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, each Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any

Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

     No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees intend to conduct the operations of the Trusts in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

     Each of the Trusts provides that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust, unless, as to liability to a Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of a Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

         Each of the Trusts shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                              DESCRIPTION OF SHARES

     The Trusts are open-end management investment companies organized as Massachusetts business trusts. Each Fund represents a separate series of shares of beneficial interest, JPMST is comprised of eight series and JPMMFST is comprised of six series. See "Massachusetts Trust."

     The Declarations of Trust of the JPMST permit the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

     The shareholders of the series of JPMST are entitled to one vote for each dollar of NAV (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of a Fund shall be entitled to vote.

     With respect the series of JPMMFST, each share of a class represents an equal proportionate interest in that class with each other share of that class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMMFST which are not attributable to a specific series or class are allocated among all of its series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of a Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of a Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or a Trust's Declaration of Trust.

     Shareholders of a Fund have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of a Fund's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of a Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of a Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

     The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

     For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchase, Redemptions and Exchanges."

                          DISTRIBUTIONS AND TAX MATTERS

     The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986 (the "Code"), as amended, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

     Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

     Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

     FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses it realizes. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

     TAX EXEMPT DIVIDENDS. Each Fund intends to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by a Fund that consists of interest received by the Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from the Fund. In view of the Fund's policies, it is expected that substantially all dividends will be exempt-interest dividends, although the Fund may from time to time recognize and distribute net short-term capital gains and other minor amounts of taxable income.

     Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of a Fund's shares held six months of less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

     Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend's proportionate share of the Fund's income consisting of such interest.

     FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

     Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.


     The Funds will not be taxed on future capital gains to the extent offset by the capital loss carry forward regardless of whether such capital gains are distributed to shareholders.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital.

Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

     CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds have no capital loss carryforwards as of the fiscal year ended.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

     FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

     STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

     Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of each Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

                             ADDITIONAL INFORMATION

     As used in this Statement of Additional Information and the Prospectuses, the term "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (i) 67% or more of a Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

     Telephone calls to the Funds, JPMorgan Chase Bank or a financial professional as shareholder servicing agent may be tape-recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectuses do not contain all the information included in the Trusts' Registration Statements filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this Statement of Additional Information and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable registration statements. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts, the Funds or the Distributor. The Prospectuses and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

     PRINCIPAL HOLDERS. As of November 30, 2004, the following persons owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds:
     [to come]


                                                                                           PERCENTAGE
FUND AND CLASS OF SHARES                       NAME AND ADDRESS OF SHAREHOLDER                HELD
-------------------------------------------------------------------------------------------------------
CALIFORNIA BOND FUND
Class A Shares                         MLPF&S FOR THE SOLE BENEFIT OF                             16.07
                                       ITS CUSTOMERS
                                       ATTN  FUND ADMINISTRATION
                                       4800 DEER LAKE DR EAST 2ND FL
                                       JACKSONVILLE FL  32246-6484

                                       BALSA & CO                                                 12.21
                                       JPMORGAN CHASE
                                       ATTN MUTUAL FUNDS SECTION
                                       14221 DALLAS PARKWAY
                                       DALLAS TX  75254-2942

                                       BALSA & CO                                                  8.38
                                       JPMORGAN CHASE
                                       ATTN MUTUAL FUNDS SECTION
                                       14221 DALLAS PARKWAY
                                       DALLAS TX  75254-2942

Select Shares                          BALSA & CO                                                 18.74
                                       PO BOX 2558
                                       HOUSTON TX  77252-2558

                                       BALSA & CO                                                 11.87
                                       PO BOX 2558
                                       HOUSTON TX  77252-2558

                                       CHARLES SCHWAB & CO INC                                     8.52
                                       SPECIAL CUSTODY ACCOUNT FOR
                                       BENEFIT OF CUSTOMERS
                                       ATTN: MUTUAL FUNDS
                                       101 MONTGOMERY ST
                                       SAN FRANCISCO CA  94104-4122

                                       PENLIN & CO                                                 7.87
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412

                                                                                           PERCENTAGE
FUND AND CLASS OF SHARES                       NAME AND ADDRESS OF SHAREHOLDER                HELD
-------------------------------------------------------------------------------------------------------
                                       ROCHESTER NY  14603-1412

                                       JP MORGAN CHASE BANK AS AGENT                               7.65
                                       FOR GILLIAN S FULLER IRA
                                       ATTN SPECIAL PRODUCTS 2/OPS3
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE  19713-2107

                                       JP MORGAN CHASE BANK AS AGENT                               5.33
                                       FOR R B KITAL ASSET ALLOCATION
                                       ATTN: SPECIAL PRODUCTS 2 OPS/3
                                       500 STANTON CHRISTIANA ROAD
                                       NEWARK DE  19713-2107

Institutional Shares                   JP MORGAN CHASE BANK AS AGENT                               7.00
                                       FOR  W F STEPHENS FBO J W  SEFFON JR
                                       ATTN: SPECIAL PRODUCTS 2/OPS 3
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE  19713-2107

                                       JP MORGAN CHASE BANK AS AGENT                               6.96
                                       FOR  BRIAN HENSON
                                       ATTN SPECIAL PRODUCTS 2/OPS3
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE  19713-2107

INTERMEDIATE TAX FREE INCOME FUND
Select Shares                          BALSA & CO                                                 52.30
                                       PO BOX 2558
                                       HOUSTON TX  77252-2558

                                                                                           PERCENTAGE
FUND AND CLASS OF SHARES                       NAME AND ADDRESS OF SHAREHOLDER                HELD
-------------------------------------------------------------------------------------------------------
                                       PENLIN & CO                                                 7.58
                                       REBATE ACCOUNT
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412
                                       ROCHESTER NY  14603-1412

Class A Shares                         DEAN WITTER FBO                                            28.47
                                       MORGAN STANLEY TRUST CO TTEE
                                       PO BOX 250
                                       NEW YORK NY  10008-0250

                                       DEAN WITTER FBO                                             8.62
                                       JOHN PRATER PERS REP
                                       PO BOX 250
                                       NEW YORK NY  10008-0250

                                       NFSC FBO                                                    7.87
                                       JPMORGAN CHASE BANK COLL AGNT FB
                                       WELDING METALLURGY
                                       31 LAMAR ST
                                       WEST BABYLON NY  11704-1314

                                       NFSC FBO                                                    5.23
                                       AGNES DESJARDINS
                                       1 SAGAPONACK CT
                                       RIDGE NY  11961-1654

Class B Shares                         FIRST CLEARING LLC                                         45.36
                                       JAMES A HOUCK AND
                                       3744 SALEM RD
                                       YORK PA  17404-8989

                                       JP MORGAN INVESTMENT MGMT                                  29.83
                                       ATTN PETER SWIATEK
                                       1200 N FEDERAL HWY STE 205
                                       BOCA RATON FL  33432-2845

                                       BEAR STEARNS SECURITIES CORP.                              24.81
                                       1 METROTECH CENTER NORTH
                                       BROOKLYN NY  11201-3870

Class C Shares                         MLPF&S FOR THE SOLE BENEFIT OF                             89.54
                                       ITS CUSTOMERS
                                       ATTN  FUND ADMINISTRATION
                                       4800 DEER LAKE DR EAST 2ND FL
                                       JACKSONVILLE FL  32246-6484

N.J. TAX FREE INCOME FUND
Class A Shares                         LIVA AND COMPANY                                           75.19
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412

                                                                                           PERCENTAGE
FUND AND CLASS OF SHARES                       NAME AND ADDRESS OF SHAREHOLDER                HELD
-------------------------------------------------------------------------------------------------------
                                       ROCHESTER NY  14603-1412

                                       MLPF&S FOR THE SOLE BENEFIT OF                              8.42
                                       ITS CUSTOMERS
                                       ATTN  FUND ADMINISTRATION
                                       4800 DEER LAKE DR E FL 3
                                       JACKSONVILLE FL  32246-6484

Class B Shares                         MLPF&S FOR THE SOLE BENEFIT OF                             11.61
                                       ITS CUSTOMERS
                                       ATTN  FUND ADMINISTRATION
                                       4800 DEER LAKE DR E FL 3
                                       JACKSONVILLE FL  32246-6484

                                       NFSC FBO                                                   11.20
                                       LEE HOWARD EX
                                       EST OF EVELYN M HOWARD
                                       5 WAYLAND DR
                                       VERONA NJ  07044-2330

                                       NFSC FBO                                                    8.13
                                       ANN WETSTEIN
                                       127 MAGNOLIA RD
                                       RAMSEY NJ  07446-1145

                                       PERSHING LLC                                                6.96
                                       PO BOX 2052
                                       JERSEY CITY NJ  07303-2052

                                       NFSC FBO                                                    6.60
                                       BARBARA CHOI
                                       ANDREW CHOI
                                       FRANKLIN LKS NJ  07417-2252

                                       PERSHING LLC                                                6.03
                                       PO BOX 2052
                                       JERSEY CITY NJ  07303-2052

                                       NFSC FBO                                                    6.02
                                       ANN WETSTEIN
                                       PORIA WETSTEIN
                                       127 MAGNOLIA RD
                                       RAMSEY NJ  07446-1145

                                       NFSC FEBO                                                   5.33
                                       YVONNE L PRASHAD
                                       GANGA PRASHAD
                                       520 WITTICH TERRACE
                                       RIVER VALE NJ  07675-6001

Select Shares                          PENLIN & CO                                                64.79
                                       REBATE ACCOUNT
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS

                                                                                           PERCENTAGE
FUND AND CLASS OF SHARES                       NAME AND ADDRESS OF SHAREHOLDER                HELD
-------------------------------------------------------------------------------------------------------
                                       PO BOX 31412
                                       ROCHESTER NY  14603-1412

                                       BALSA & CO                                                 15.04
                                       PO BOX 2558
                                       HOUSTON TX  77252-2558

                                       LIVA & COMPANY                                              8.39
                                       REBATE ACCOUNT
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412
                                       ROCHESTER NY  14603-1412

N.Y. INTERMEDIATE TAX FREE
INCOME FUND
Class A Shares                         BALSA & CO                                                 11.12
                                       JPMORGAN CHASE
                                       ATTN MUTUAL FUNDS SECTION
                                       14221 DALLAS PARKWAY
                                       7-2 JIP-138
                                       DALLAS TX  75254-2942

Class C Shares                         NFSC FBO                                                   18.18
                                       JAMES P CLARK
                                       176 WASHINGTON AVE
                                       ISLAND PARK NY  11558-1830

                                       NFSC FBO                                                   10.67
                                       SYLVIA MISHKIN
                                       MARC P MISHKIN
                                       27122A GRAND CENTRAL PKWY
                                       FLORAL PARK NY  11005-1218

                                       NFSC FBO                                                   10.65
                                       SALMAN A AKBAR KHAN
                                       422 E 72ND ST APT 27A
                                       NEW YORK NY  10021-4640

                                       NFSC FBO                                                   10.28
                                       MOLLY ROSENTHAL
                                       86 B MOLLY PITCHER ANE
                                       YORKTOWN HEIGHTS NY  10598

                                       NFSC FBO                                                   10.28
                                       MURPHY CO INC
                                       CMB COLLATERAL AGENT
                                       1711 WAYNEPORT RD
                                       MACEDON NY  14502-9198

                                       NFSC FBO                                                   10.18
                                       SAMUEL ROSENTHAL
                                       86 MOLLY PITCHER LN
                                       YORKTOWN HTS NY  10598-1537

                                                                                           PERCENTAGE
FUND AND CLASS OF SHARES                       NAME AND ADDRESS OF SHAREHOLDER                HELD
-------------------------------------------------------------------------------------------------------
                                       NFSC FBO                                                    5.37
                                       NU QUANG
                                       27 PARKWOOD AVE
                                       ROCHESTER NY  14620-3401

Select Shares
                                       BALSA & CO                                                 28.37
                                       PO BOX 2558
                                       HOUSTON TX  77252-2558

                                       PENLIN & CO                                                20.71
                                       REBATE ACCOUNT
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412
                                       ROCHESTER NY  14603-1412

                                       LIVA & COMPANY                                             11.96
                                       REBATE ACCOUNT
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412
                                       ROCHESTER NY  14603-1412

                                       BALSA & CO                                                  7.10
                                       PO BOX 2558
                                       HOUSTON TX  77252-2558
Institutional Shares
                                       JPMIM AS AGENT FOR INTERPUBLIC                              8.68
                                       BENEFIT PROTECTION PLAN
                                       ATTN TERESA O'HANLON
                                       522 5TH AVE
                                       NEW YORK NY  10036-7601

                                       JP MORGAN CHASE BANK AS AGENT                               8.06
                                       FOR GILLANATTFIELD
                                       AND ANNE HUBBARD
                                       ATTN: SPECIAL PRODUCTS 2 OPS/3
                                       500 STANTON CHRISTIANA ROAD
                                       NEWARK DE  19713-2107

                                       JP MORGAN CHASE BANK AS AGENT                               6.39
                                       FOR GILLANATTFIELD
                                       AND ANNE HUBBARD
                                       ATTN: SPECIAL PRODUCTS 2 OPS/3
                                       500 STANTON CHRISTIANA ROAD
                                       NEWARK DE  19713-2107
TAX FREE INCOME FUND
Class A Shares                         NFSC FEBO                                                  10.31
                                       JGL PARTNERS L P
                                       23 CORNELL WAY
                                       MONTCLAIR NJ  07043-2505

                                                                                           PERCENTAGE
FUND AND CLASS OF SHARES                       NAME AND ADDRESS OF SHAREHOLDER                HELD
-------------------------------------------------------------------------------------------------------
Class B Shares                         NFSC FEBO                                                   6.54
                                       MARY GRIFFITH MEYER
                                       E DUANE MEYER
                                       61 GRANDVIEW PL
                                       MONTCLAIR NJ  07043-2422

                                       NFSC FBO                                                    5.72
                                       HELEN STURMAN TTEE
                                       HELEN A STURMAN REVOC TRUST
                                       AGREEME U/A 6/14/91
                                       8 NORMANDY A
                                       DELRAY BEACH FL  33484-4730

                                       NFSC FEBO                                                   5.14
                                       MARIA DOLORES DIAZ
                                       3617 N-BENTSEN ROAD
                                       MCALLEN TX  78501-3038

Select Shares                          BALSA & CO                                                 77.26
                                       PO BOX 2558
                                       HOUSTON TX  77252-2558

                                       PENLIN & CO                                                11.28
                                       REBATE ACCOUNT
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412
                                       ROCHESTER NY  14603-1412

                                       LIVA & COMPANY                                              5.03
                                       REBATE ACCOUNT
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412
                                       ROCHESTER NY  14603-1412

     The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                              FINANCIAL STATEMENTS

     The following financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Funds' August 31, 2004 annual reports filing made with the SEC on November 10, 2004 (JPMST Accession No. 0001047469-04-033791 and JPMMFST Accession No. 0001047469-04-033793) pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling JPMorgan Funds Services at (800) 348-4782.

                   APPENDIX A-DESCRIPTION OF SECURITY RATINGS*

     The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

AAA-Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A-Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB-Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B-An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC-An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC-An obligation rated CC is highly vulnerable to nonpayment.

C-The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     Plus (+) or Minus (w): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

----------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT DEMAND BONDS

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

SP-3--Speculative capacity to pay principal and interest.

     Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

DESCRIPTION OF STANDARD & POOR'S TWO HIGHEST COMMERCIAL PAPER RATINGS

A-1--This rating indicates a fund has strong capacity to meet its financial commitments. Standard & Poor's rate it in the highest category. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

A-2--This rating indicates a fund has satisfactory capacity to meet its financial commitments. However it is somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than obligors in the highest rating category.

                                     MOODY'S

CORPORATE AND MUNICIPAL BONDS

AAA-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in

Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Commercial Paper, Including Tax Exempt

     The Aa, A and Baa rating categories are refined by the inclusion of a modifier. These numeric suffixes (Aa1, Aa2,Aa3, etc.) are intended to provide further differentiation within each category. For instance, a Aa1 rating exhibits the best of the characteristics within the As category, while a Aa3 contains relatively less.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

PRIME-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

- Leading market positions in well established industries. High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to lesser degree. Earnings trends and coverage ratios, while sound, may be more subjects to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3-Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

SHORT-TERM TAX EXEMPT NOTES

MIG-1-The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2-MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

DESCRIPTION OF MOODY'S THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and longterm risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:

MIG-1/VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3/VMIG-3--Notes bearing this designation are of acceptable credit quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                                      FITCH

DESCRIPTION OF MOODY'S TWO HIGHEST COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2 and Prime-3.

ISSUERS RATED PRIME-1--(or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

ISSUERS RATED PRIME-2--(or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

CORPORATE AND MUNICIPAL BONDS

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) and minus (-) signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

SHORT-TERM TAX EXEMPT NOTES

F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

  APPENDIX B- ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL SECURITIES

    THE SECURITIES THAT THE FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF CALIFORNIA. THE STATE OF CALIFORNIA HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE FUND'S REGISTRATION STATEMENT (INCLUDING THIS
          STATEMENT OF ADDITIONAL INFORMATION) IS TRUTHFUL OR COMPLETE

     This Appendix contains information about the State of California as set forth in "Appendix A" to the official statement issued by the State of California for its general revenue anticipation notes issued on September 29, 2004.

                             The State of California

                                TABLE OF CONTENTS

                                                                                                PAGE
                                                                                                ----
INTRODUCTION TO APPENDIX C                                                                       C-1
STATE INDEBTEDNESS AND OTHER OBLIGATIONS                                                         C-1
   General                                                                                       C-1
   Capital Facilities Financing                                                                  C-2
     General Obligation Bonds                                                                    C-2
     Commercial Paper Program                                                                    C-2
     Lease-Purchase Obligations                                                                  C-2
     Non-Recourse Debt                                                                           C-3
   Pension Obligation Bonds                                                                      C-3
   Economic Recovery Bonds                                                                       C-4
   Tobacco Settlement Revenue Bonds                                                              C-4
   Cash Flow Borrowings                                                                          C-5
STATE FINANCES                                                                                   C-7
   The General Fund                                                                              C-7
   The Special Fund for Economic Uncertainties                                                   C-7
   Inter-Fund Borrowings                                                                         C-7
   State Warrants                                                                                C-9
     Registered Warrants                                                                         C-9
     Reimbursement Warrants                                                                     C-10
     Refunding Warrants                                                                         C-10
   Sources of Tax Revenue                                                                       C-10
     Personal Income Tax                                                                        C-11
     Sales Tax                                                                                  C-11
     Corporation Tax                                                                            C-12
     Insurance Tax                                                                              C-13
     Estate Tax; Other Taxes                                                                    C-13
     Special Fund Revenues                                                                      C-13
     Taxes on Tobacco Products                                                                  C-14
   Recent Tax Receipts                                                                          C-14
   State Expenditures                                                                           C-15
   State Appropriations Limit                                                                   C-16
   Proposition 98                                                                               C-17
   Local Governments                                                                            C-19
     Vehicle License Fee                                                                        C-20

     Trial Courts                                                                               C-21
     Welfare System                                                                             C-21
   Welfare Reform                                                                               C-21
   Pension Trusts                                                                               C-22
   Repayment of Energy Loans                                                                    C-24
   Unemployment Insurance Fund                                                                  C-24
   Investment of Funds                                                                          C-24
THE BUDGET PROCESS                                                                              C-25
   General                                                                                      C-25
   Constraints on the Budget Process                                                            C-26
     Proposition 58 (Balanced Budget Amendment)                                                 C-26
     Additional Constraints on the Budget Process                                               C-26
PRIOR FISCAL YEARS' BUDGETS                                                                     C-27
   2001 Budget Act                                                                              C-28
   2002 Budget Act                                                                              C-28
   2003 Budget Act                                                                              C-28
CURRENT STATE BUDGET                                                                            C-29
   Background                                                                                   C-29
   2004 Budget Act                                                                              C-30
   "Structural Deficit"                                                                         C-32
   California Performance Review                                                                C-32
   Summary of State Revenues and Expenditures                                                   C-33
   Revenue and Expenditure Assumptions                                                          C-35
   Development of Revenue Estimates                                                             C-36
   Economic Assumptions                                                                         C-36
FINANCIAL STATEMENTS                                                                            C-38
OVERVIEW OF STATE GOVERNMENT                                                                    C-39
   Organization of State Government                                                             C-39
   Employee Relations                                                                           C-40
ECONOMY AND POPULATION                                                                          C-41
   Introduction                                                                                 C-41
   Population and Labor Force                                                                   C-41
   Employment, Income, Construction and Export Growth                                           C-43
LITIGATION                                                                                      C-46
   Challenge Related to the Vehicle License Fee Offset and Related Payments to
   Local Governments                                                                            C-46
   Challenge Seeking Payment to Teacher's Retirement Board                                      C-47
   Actions Seeking Flood-Related Damages                                                        C-47
   Tax Refund Cases                                                                             C-47
   Environmental Cleanup Matter                                                                 C-48
   Energy-Related Matters                                                                       C-48
   Escheated Property Claims                                                                    C-49
   Action Seeking Damages for Alleged Violations of Privacy Rights                              C-50
   Actions Seeking Program Modifications                                                        C-50
   Local Government Mandate Claims and Actions                                                  C-51
   Action for Damages for Alleged Destruction at Indian Burial Sites                            C-52
   Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts                   C-52
STATE DEBT TABLES                                                                               C-53

                           INTRODUCTION TO APPENDIX C
IMPORTANCE OF APPENDIX C. APPENDIX C is the part of the Official Statement that provides investors with information concerning the State of California (the "State"). Investors are advised to read the entire Official Statement, including APPENDIX C, to obtain information essential to making an informed investment decision.
CALIFORNIA'S CREDIT HISTORY. California has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.
OVERVIEW OF APPENDIX C. APPENDIX C begins with the types of debt instruments that the State has issued and is authorized to issue in the future. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS."
APPENDIX C continues with a discussion of the sources and uses of State funds. See "STATE FINANCES." The budget process and constraints on this process, as well as the budget proposed by the Governor and the economic assumptions underlying the revenue projections contained in the proposed budget, are discussed under "THE BUDGET PROCESS" and "CURRENT STATE BUDGET."
Then, APPENDIX C includes or incorporates by reference the Audited Annual Financial Statements of the State for the Year Ended June 30, 2003, together with certain information required by governmental accounting and financial reporting standards to be included in the Financial Statements, including a "Management's Discussion and Analysis" that describes and analyzes the financial position of the State and provides an overview of the State's activities for the fiscal year ended June 30, 2003. The State Controller's unaudited reports of cash receipts and disbursements for the period July 1, 2003 through August 31, 2004 are also included in this APPENDIX C. See "FINANCIAL STATEMENTS." Governance, management and employee information is set forth under "OVERVIEW OF STATE GOVERNMENT." Demographic and economic statistical information is included under "ECONOMY AND POPULATION." APPENDIX C concludes with a description of material litigation involving the State (see "LITIGATION") and debt tables (see "STATE DEBT TABLES"). RECENT DEVELOPMENTS. On September 22, 2004, the State Legislative Analyst's Office ("LAO") issued its report entitled "California Spending Plan 2004-05--The Budget Act and Related Legislation," analyzing the impact of the final 2004 Budget Act upon the operating shortfall projections for the State made by the LAO in its report on the May Revision. See "CURRENT STATE BUDGET--'Structural Deficit'" for a discussion of this report.
On September 15, 2004, a lawsuit was filed against the State challenging the constitutionality of the statute approving the amendments to the tribal gaming compacts between the State and five Indian Tribes. The revenues from the amended tribal gaming compacts are anticipated to be received within fiscal year 2004-05, beginning January 1, 2005. See "CURRENT STATE BUDGET--2004 Budget Act" and "LITIGATION--Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts."

                    STATE INDEBTEDNESS AND OTHER OBLIGATIONS

     GENERAL

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due. See the introduction to "STATE DEBT TABLES" for information as to indebtedness and other obligations incurred after August 1, 2004.

     CAPITAL FACILITIES FINANCING

               GENERAL OBLIGATION BONDS

The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. See "STATE FINANCES--State Expenditures." Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.
As of August 1, 2004, the State had outstanding $45,901,897,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $34,542,521,000 of long-term general obligation bonds. This latter figure consists of $19,887,491,000 of general obligation bonds which are authorized by State finance committees to be issued initially as commercial paper notes, described below, and $14,655,030,000 of other authorized but unissued general obligation bonds. These outstanding and authorized amounts include the economic recovery bonds. See "--Economic Recovery Bonds" below. See also the table "Authorized and Outstanding General Obligation Bonds" under "STATE DEBT TABLES." General obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. The State has issued $5,374,565,000 of variable rate general obligation bonds (which includes the economic recovery bonds), representing 11.7 percent of the State's total outstanding general obligation bonds as of August 1, 2004.
Initiative measures to issue $3 billion in bonds (California Stem Cell Research and Cures Act) and to issue $750 million in bonds (Children's Hospital Projects Bond Act) have qualified for the November 2004 ballot. Additional proposals affecting State finances or for additional bonds may also be added to the November 2004 ballot. The $9.95 billion bond measure for high speed rail projects that was previously on the November 2004 ballot has been postponed until the November 2006 election. See "CURRENT STATE BUDGET--2004 Budget Act." The Legislature has approved approximately $600 million of potential bond authorization, the California Reading and Literacy Improvement and Public Library Construction and Renovation Bond Act of 2006, to be placed on the 2006 primary election ballot. Additional bond proposals may also be added to the 2006 primary or general election ballots.
               COMMERCIAL PAPER PROGRAM

Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $1.5 billion in aggregate principal and interest commitments outstanding at any time. This amount may be increased or decreased in the future. As of August 1, 2004, the finance committees had authorized the issuance of up to $19,887,491,000 of commercial paper notes and, as of that date, $724,515,000 aggregate principal amount of general obligation commercial paper notes were outstanding. See "STATE DEBT TABLES."
               LEASE-PURCHASE OBLIGATIONS

In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of "indebtedness" within the meaning of the State Constitutional provisions that require voter approval. For purposes of this Appendix C and the tables under "STATE DEBT TABLES," "lease-purchase obligation" or "lease-purchase financing" means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are a direct or indirect charge against the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. See "STATE FINANCES--Sources of Tax Revenue--Special Fund Revenues." The tables under "STATE DEBT TABLES" do not include equipment leases or leases which were not sold, directly or indirectly, to the public capital markets. The State had $7,284,902,136 General Fund-supported lease-purchase obligations outstanding as of August 1, 2004. The State Public Works Board, which is authorized to sell lease revenue bonds, had $3,997,129,000 authorized and unissued as of August 1, 2004. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.
               NON-RECOURSE DEBT

Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had $40,167,099,809 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of A-4 June 30, 2004, as further described in the table "State Agency Revenue Bonds and Conduit Financing" under "STATE DEBT TABLES." Detailed information regarding the State's long-term debt appears in the section "STATE DEBT TABLES."

     PENSION OBLIGATION BONDS

Pursuant to the California Pension Restructuring Bond Act of 2004, Government Code Section 16940, ET SEQ. (the "Restructuring Bond Act"), the Pension Obligation Bond Committee (the "Committee") is authorized to issue bonds to fund the State's employer contributions to the California Public Employees' Retirement System ("CalPERS"), in any two future fiscal years. The Restructuring Bond Act limits the cumulative amount of bonds that may be issued to an amount calculated in relation to the anticipated reduction in the State's employer contributions to CalPERS resulting from changes in law, as such anticipated reduction is determined by the Director of Finance. The Restructuring Bond Act provides that debt service on any bonds issued pursuant to the Restructuring Bond Act will be payable from the General Fund.
Chapter 214, Statutes 2003-04, includes reforms to the State's pension benefits, which the Administration estimates will reduce pension costs by $2.9 billion over the next 20 years. See "STATE FINANCES--Pension Trusts" and "CURRENT STATE BUDGET--2004 Budget Act." The Administration anticipates that bonds will be issued pursuant to the Restructuring Bond Act on or before April 1, 2005, and that the proceeds of such bonds will be available to fund the April and June 2005 payments of the State's fiscal year 2004-05 employer contribution obligation to CalPERS.
It is expected that, if the Committee authorizes the issuance of bonds pursuant to the Restructuring Bond Act, it will initiate a validation action seeking court determination that the bonds will not be in violation of the Constitutional debt limit because the proceeds of the bonds will be used to pay the State's employer contribution obligation to CalPERS, which is an "obligation imposed by law." In 2003 the Committee authorized the issuance of pension obligation bonds pursuant to the California Pension Obligation Financing Act, Government Code Section 16910, ET SEQ. (the "Pension Bond Act"), to fund the State's fiscal year 2003-04 employer contribution obligation to CalPERS. The Committee initiated a validation action seeking a court determination that those bonds would not be in violation of the Constitutional debt limit because the State's 2003-04 fiscal year employer contribution obligation to CalPERS was an "obligation imposed by law." The trial court in that case rendered a decision which did not validate the bonds. The Committee appealed the trial court's decision. However, because the Pension Bond Act prohibited the issuance of bonds after June 30, 2004, the Committee's pending appeal was dismissed in June 2004. The decision of the trial court, which by its terms pertains to the bonds authorized by the Committee under the Pension Bond Act for the purpose of funding the State's 2003-04 fiscal year obligation to CalPERS, remains in effect.

     ECONOMIC RECOVERY BONDS

The California Economic Recovery Bond Act ("Proposition 57") was approved by the voters at the statewide primary election on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the economic recovery bonds is secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. Fifty percent of each annual deposit, or up to $5 billion in the aggregate of future deposits in the reserve fund created by the Balanced Budget Amendment ("Proposition 58"), is to be used to repay the economic recovery bonds. In addition, as voter-approved A-5 general obligation bonds, the economic recovery bonds are secured by the State's full faith and credit. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.
The State has issued $10.896 billion principal amount of economic recovery bonds, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion during the 2003-04 fiscal year (of which, for budgetary purposes, approximately $9.2 billion was applied to the 2002-03 fiscal year and approximately $2 billion will be applied to offset fiscal year 2004-05 General Fund expenditures). The State may issue the remainder of authorized economic recovery bonds in the current or future fiscal years. See "CURRENT STATE BUDGET--2004 Budget Act."

     TOBACCO SETTLEMENT REVENUE BONDS

In 1998 the State signed a settlement agreement with the four major cigarette manufacturers. Under the settlement agreement, the cigarette manufacturers agreed to make payments to the State in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San
Jose). The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the manufacturers' payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain "Previously Settled States" and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.
Chapter 414, Statutes of 2002, enacted Government Code Sections 63049 to 63049.5 (the "Tobacco Securitization Law"), which authorized the issuance of revenue bonds secured by the tobacco settlement revenues received by the State beginning in the 2003-04 fiscal year. An initial sale of 56.57 percent of the State's tobacco settlement revenues producing $2.5 billion in proceeds was completed in January 2003.

A second sale of the remaining 43.43 percent of the State's tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003. Chapter 225, Statutes of 2003, amended the Tobacco Securitization Law to require the Governor to request an appropriation in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested appropriation.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

     CASH FLOW BORROWINGS

As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("Notes" or "RANs") in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are A-6 required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. See "STATE FINANCES--State Warrants." RANs and RAWs are both payable from any "Unapplied Money" in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. "Priority Payments" are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State), (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State, (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay State employees' wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, and any amounts determined by a court of competent jurisdiction to be required to be paid with State warrants that can be cashed immediately. See "STATE FINANCES" below.
On June 18, 2003, the Controller issued $10.965 billion of 2003 Revenue Anticipation Warrants (the "2003 Warrants"), which matured and were paid in full on June 16, 2004. The State also issued $3 billion of RANs on October 28, 2003 (the "2003-04 RANs"), which matured and were paid in full on June 23, 2004. The most recent cash flow projections prepared by the Department of Finance anticipate the issuance of $6 billion of RANs in October 2004 to mature in June 2005. The following table shows the amount of RANs and RAWs issued in the past five fiscal years, as well as the RANs offered by this Official Statement.

                                     TABLE 1
       STATE OF CALIFORNIA REVENUE ANTICIPATION NOTES AND WARRANTS ISSUED
                         FISCAL YEARS 1999-00 TO 2004-05


                                                 PRINCIPAL
                                                  AMOUNT
  FISCAL YEAR                  TYPE              (BILLIONS)      DATE OF ISSUE        MATURITY DATE
----------------     -----------------------    ------------   -----------------   --------------------
1999-00              Notes Series A-B              $1.00       October 1, 1999     June 30, 2000
2000-01              No Notes issued
2001-02              Notes Series A-C               5.70       October 4, 2001     June 28, 2002
                     RAWs Series A                  1.50       June 24, 2002       October 25, 2002
                     RAWs Series B                  3.00       June 24, 2002       November 27, 2002
                     RAWs Series C                  3.00       June 24, 2002       January 30, 2003+
2002-03              Notes Series A and C           6.00       October 16, 2002    June 20, 2003
                     Notes Series B and D           3.00       October 16, 2002    June 27, 2003

                                                 PRINCIPAL
                                                  AMOUNT
  FISCAL YEAR                  TYPE              (BILLIONS)      DATE OF ISSUE        MATURITY DATE
----------------     -----------------------    ------------   -----------------   --------------------
                     Notes Series E - G             3.50       November 6, 2002    June 20, 2003
                     RAWs Series A and B           10.965      June 18, 2003       June 16, 2004
2003-04              Notes                          3.00       October 28, 2003    June 23, 2004
2004-05*             Notes Series A - D             6.00       October 6, 2004     June 30, 2005

----------

+    Called by the Controller and paid on November 27, 2002.
*    Offered by this Official Statement.

Source: State of California, Office of the Treasurer.

                                 STATE FINANCES

     THE GENERAL FUND

The moneys of the State are segregated into the General Fund and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. For additional financial data relating to the General Fund, see the financial statements incorporated in or attached to this APPENDIX C See "FINANCIAL STATEMENTS." The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor (including the annual Budget Act), as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

     THE SPECIAL FUND FOR ECONOMIC UNCERTAINTIES

The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The State Controller may transfer amounts in the SFEU to the General Fund as necessary to meet cash needs of the General Fund and such transfers are characterized as "loans." The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund. The legislation creating the SFEU (Government Code Section 16418) contains a continuous appropriation from the General Fund authorizing the State Controller to transfer to the SFEU, as of the end of each fiscal year, the lesser of (i) the unencumbered balance in the General Fund and (ii) the difference between the State's "appropriations subject to limitation" for the fiscal year then ended and its "appropriations limit" as defined in Section 8 of Article XIII B of the State Constitution and established in the Budget Act for that fiscal year, as jointly estimated by the State's Legislative Analyst's Office ("LAO") and the Department of Finance. For a further description of Article XIII B, see "State Appropriations Limit." In certain circumstances, moneys in the SFEU may be used in connection with disaster relief.
For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.
See Table 2 entitled "Internal Borrowable Resources (Cash Basis)" for information concerning the recent balances in the SFEU and projections of the balances for the current and upcoming fiscal years. As in any year, the Budget Act and related trailer bills are not the only pieces of legislation which appropriate funds. Other factors, including re-estimates of revenues and expenditures, existing statutory requirements and additional legislation introduced and passed by the Legislature may impact the fiscal year-end balance in the SFEU.

     INTER-FUND BORROWINGS

Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. In the event the General Fund is or will be exhausted, the State Controller is required to notify the Governor and the Pooled Money Investment Board (the "PMIB," comprised of the State Director of Finance, the State Treasurer and the State Controller). The Governor may then order the State Controller to direct the transfer of all or any part of the moneys not needed in special funds to the General Fund, as determined by the PMIB. All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the General Fund to do so. Transfers cannot be made which will interfere with the objective for which such special fund was created, or from certain specific funds. When moneys transferred to the General Fund in any fiscal year from any special fund pursuant to the inter-fund borrowing mechanism exceed ten percent of the total additions to such special fund as shown in the statement of operations of the preceding fiscal year as set forth in the Budgetary (Legal Basis) annual report of the State Controller, interest must be paid on such excess at a rate determined by the PMIB to be the current earning rate of the Pooled Money Investment Account.
As of July 31, 2004, $3.169 billion of outstanding loans from the SFEU and other internal sources were used to pay expenditures of the General Fund. See "STATE FINANCES--State Warrants" and "EXHIBIT 1--STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2003 THROUGH JUNE 30, 2004 (UNAUDITED)" and "EXHIBIT 2--STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2004 THROUGH AUGUST 31, 2004 (UNAUDITED)."

Any determination of whether a proposed borrowing from one of the special funds is permissible must be made with regard to the facts and circumstances existing at the time of the proposed borrowing.
The Attorney General of the State has identified certain criteria relevant to such a determination. For instance, amounts in the special funds eligible for inter-fund borrowings are legally available to be transferred to the General Fund if a reasonable estimate of expected General Fund revenues, based upon legislation already enacted, indicates that such transfers can be paid from the General Fund promptly if needed by the special funds or within a short period of time if not needed. In determining whether this requirement has been met, the Attorney General has stated that consideration may be given to the fact that General Fund revenues are projected to exceed expenditures entitled to a higher priority than payment of internal transfers, i.e., expenditures for the support of the public school system and public institutions of higher education and the payment of debt service on general obligation bonds of the State.

At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual Budget Act. Since the General Fund may reborrow from the transportation accounts any time after the annual repayment is made, the proposition does not have any adverse impact on the State's cash flow.
In addition to temporary inter-fund borrowings described in this section, budgets enacted in the current and past fiscal years have included other transfers and long-term loans from special funds to the General Fund. In some cases, such loans and transfers have the effect of reducing internal borrowable resources.
The following chart shows internal borrowable resources available for temporary loans to the General Fund on June 30 of each of the fiscal years 2000-01 through 2003-04 and estimates, as of August 16, 2004, for fiscal year 2004-05. See also "EXHIBIT 1--STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2003 THROUGH JUNE 30, 2004 (UNAUDITED)" and "EXHIBIT 2--STATE CONTROLLER'S A-9 STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2004 THROUGH AUGUST 31, 2004 (UNAUDITED)."

                                     TABLE 2

                          INTERNAL BORROWABLE RESOURCES
                                  (CASH BASIS)
                                   (MILLIONS)

                                                                      JUNE 30
                                          --------------------------------------------------------------
                                             2001        2002(a)      2003(b)      2004(c)      2005(d)
                                          ----------   ----------   ----------   ----------   ----------
Available Internal Borrowable Resources   $ 12,342.4   $ 12,979.7   $ 10,401.5   $  9,951.3   $  7,827.9
Outstanding Loans
    From Special Fund for Economic               -0-      2,524.5          -0-          -0-        768.0
    Uncertainties

    From Special Funds and Accounts              -0-        423.5          -0-          -0-      2,565.7
    Total Outstanding Internal Loans             -0-      2,948.0          -0-          -0-      3,333.7
Unused Internal Borrowable Resources      $ 12,342.4   $ 10,031.7   $ 10,401.5   $  9,951.3   $  4,494.2

----------

(a) At June 30, 2002, the State also had $7.5 billion of outstanding external borrowings in the form of revenue anticipation warrants.

(b) At June 30, 2003, the State also had $10.965 billion of outstanding external borrowings in the form of revenue anticipation warrants.

(c) Estimates include the receipt of $11.254 billion of economic recovery bond proceeds to the General Fund resulting from the issuance of three series of economic recovery bonds.

(d)  Department of Finance estimates as of August 16, 2004.

Source: State of California, Department of Finance. Information for the fiscal years ended June 30, 2001 through June 30, 2004, are actual figures. Figures for the fiscal years ending June 30, 2005 were estimated as of August 16, 2004 by the Department of Finance.

     STATE WARRANTS

No money may be drawn from the State Treasury except upon a warrant duly issued by the State Controller. The State Controller is obligated to draw every warrant on the fund out of which it is payable for the payment of money directed by State law to be paid out of the State Treasury; however, a warrant may not be drawn unless authorized by law and unless unexhausted specific appropriations provided by law are available to meet it. State law provides two methods for the State Controller to respond if the General Fund has insufficient "Unapplied Money" available to pay a warrant when it is drawn, referred to generally as "registered warrants" and "reimbursement warrants." "Unapplied Money" consists of money in the General Fund for which outstanding warrants have not already been drawn and which would remain in the General Fund if all outstanding warrants previously drawn and then due were paid subject to the prior application of such money to obligations of the State with a higher priority. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings." Unapplied Money may include moneys transferred to the General Fund from the SFEU and internal borrowings from State special funds (to the extent permitted by law). See "STATE FINANCES--The Special Fund for Economic Uncertainties" and "--Inter-Fund Borrowings."

               REGISTERED WARRANTS

If a warrant is drawn on the General Fund for an amount in excess of the amount of Unapplied Money in the General Fund, after deducting from such Unapplied Money the amount, as estimated by the A-10 State Controller, required by law to be set apart for obligations having priority over obligations to which such warrant is applicable, the warrant must be registered by the State Treasurer on the reverse side as not paid because of the shortage of funds in the General Fund. The State Controller then delivers such a "registered warrant" to persons or entities (e.g., suppliers and local governments) otherwise entitled to receive payments from the State. A registered warrant bears interest at a rate designated by the PMIB up to a maximum of five percent per annum or at a higher rate if issued for an unpaid revenue anticipation note or in connection with some form of credit enhancement. Registered warrants may or may not have a fixed maturity date. Registered warrants that have no fixed maturity date, and registered warrants that bear a maturity date but, for lack of Unapplied Moneys, were not paid at maturity, are paid, together with all interest due, when the Controller, with the approval of the PMIB, determines payment will be made.
The State Controller then notifies the State Treasurer, who publishes a notice that the registered warrants in question are payable. The duties of the Controller and the PMIB are ministerial in nature, and the Controller and the PMIB may not legally refuse to pay the principal of or interest on any registered warrants on any date Unapplied Moneys are available in the General Fund after all Priority Payments have been made on that date.

               REIMBURSEMENT WARRANTS

In lieu of issuing individual registered warrants to numerous creditors, State law provides an alternative procedure whereby the Governor, upon request of the Controller, may authorize utilizing the General Cash Revolving Fund in the State Treasury to borrow from other State special funds to meet payments authorized by law. The Controller may then issue "reimbursement warrants" in the financial market at competitive bid to reimburse the General Cash Revolving Fund, thereby increasing cash resources for the General Fund to cover required payments. The General Cash Revolving Fund exists solely to facilitate the issuance of reimbursement warrants. Reimbursement warrants may have a fixed maturity date. The principal of and interest on reimbursement warrants must be paid by the Treasurer on their respective maturity dates from any Unapplied Money in the General Fund and available for such payment. In the event that Unapplied Money is not available for payment on the respective maturity dates of reimbursement warrants, and refunding warrants (see "--Refunding Warrants") have not been sold at such times as necessary to pay such reimbursement warrants, such reimbursement warrants will be paid, together with all interest due thereon (including interest accrued at the original interest rate after the maturity date), at such times as the Controller, with the approval of the PMIB, may determine.
The State issued reimbursement warrants on several occasions in order to meet its cash needs during the period 1992-1994, when State revenues were severely reduced because of an economic recession. Facing renewed economic pressures, the State issued reimbursement warrants in June 2002 and in June 2003. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings."

               REFUNDING WARRANTS

If there is not sufficient Unapplied Money in the General Fund to pay maturing reimbursement warrants, the Controller is authorized under State law, with the written approval of the Treasurer, to offer and sell a new issue of reimbursement warrants as refunding warrants to refund the prior, maturing reimbursement warrants. Proceeds of such refunding warrants must be used exclusively to repay the maturing warrants. In all other respects, refunding warrants have the same legal status and provisions as reimbursement warrants, as described above.

     SOURCES OF TAX REVENUE

The following is a summary of the State's major revenue sources. Further information on State revenues is contained under "CURRENT STATE BUDGET" and "STATE FINANCES--Recent Tax Receipts." See Table 4 entitled "COMPARATIVE YIELD OF STATE TAXES--ALL FUNDS, 1999-00 THROUGH 2004-05" for a comparison, by amount received, of the sources of the State's tax revenue.
The 2004 Budget Act includes the effect of the following tax related proposals on the General Fund:
     Tax amnesty program: Two-month personal income tax, corporation tax, and sales and use tax program for tax years prior to 2003 (an estimated $333 million, reflected as a prior year adjustment).

     Vehicle, vessel, and aircraft use tax: Tax due if items used within one-year of use instate, with specified exceptions for vessel and aircraft repair. This provision will sunset July 1, 2006 (estimated revenues of $26 million in fiscal year 2004-05).

     Teacher Tax Credit: Two-year suspension (estimated revenues of $210 million in fiscal year 2004-05).

     Natural Heritage Preservation Tax Credit: Suspension for fiscal year
               2004-05 and extension of the sunset date to June 30, 2008 (estimated revenues of $10 million in fiscal year 2004-05).

               PERSONAL INCOME TAX

The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0 percent to 9.3 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT"), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the State Franchise Tax Board indicates that the top 1 percent of taxpayers paid 36.7 percent of the total personal income tax in tax year 2002.
Proposition 63, an initiative measure that has qualified for the November 2004 election, would impose a 1 percent surcharge on taxpayers with taxable income over $1 million. The proceeds of the tax surcharge would be used to expand county mental health programs.
Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts have accounted for as much as 24.7 percent and as little as 5.6 percent of General Fund revenues in the last ten years. See "CURRENT STATE BUDGET--Economic Assumptions."

               SALES TAX

The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The breakdown of the base state and local sales tax rate of 7.25 percent in effect until July 1, 2004, was as follows:
     5 percent is imposed as a State General Fund tax;

     0.5 percent is dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

     0.5 percent is dedicated to local governments for public safety services (Local Public Safety Fund);

     1.25 percent is a local tax imposed under the Uniform Local Sales and Use Tax Law. Of that amount,

     0.25 percent is dedicated to county transportation purposes, and 1 percent is for city and county general-purpose use.

Effective July 1, 2004, the breakdown of the base state and local sales tax rate of 7.25 percent is as follows:
     5 percent imposed as a State General Fund tax;

     0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

     0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

     1.0 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use (See below for a discussion of a court action seeking to prohibit the State

               Board of Equalization from implementing a one-quarter cent reduction in the local government sales and use tax, which was enacted at the time of the authorization of the State economic recovery bonds);

     0.25 percent deposited into the Fiscal Recovery Fund to repay the State's economic recovery bonds (the "Special Sales Tax").

Existing law provides that 0.25 percent of the basic 5.00 percent State tax rate may be suspended in any calendar year upon certification by the Director of Finance by November 1 in any year in which both of the following occur: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent sales and use tax rate) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The May Revision forecast estimated that the reserve level will be insufficient to trigger a reduction for calendar year 2005. See "CURRENT STATE BUDGET--Summary of State Revenues and Expenditures" for a projection of the fiscal year 2004-05 General Fund reserve. Existing law provides that the Special Sales Tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all economic recovery bonds and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all economic recovery bonds and related obligations to final maturity. At such time the Special Sales Tax will terminate and the city and county portion of taxes under the Uniform Local Sales and Use Tax will be automatically increased by 0.25 percent.
Over three dozen cities filed a petition for writ of mandate in the Alameda County Superior Court (CITY OF CERRITOS ET AL. V. STATE BOARD OF EQUALIZATION) seeking to prohibit the State Board of Equalization from implementing a one-quarter cent reduction in the amount of sales and use tax that may be collected by local governments. This reduction was approved by the Legislature as part of Chapter 2 of the Statutes of 2003, Fifth Extraordinary Session, which also enacted the California Economic Recovery Bond Act (approved by the electorate as Proposition 57) and a one-quarter cent increase in the State sales and use tax to secure the State's economic recovery bonds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds." Neither the petition filed by the cities nor the cities' briefs filed in this matter challenge the authorization for the issuance of the economic recovery bonds or the imposition of the temporary one-quarter cent increase in the State sales and use tax. A hearing on the petition was held May 14, 2004 and on June 3, 2004 the court issued an order denying the cities' petition. The cities have appealed the court's decision and the matter is now pending in the Court of Appeal (Third Appellate District, Case No. A107208).
Senate Constitutional Amendment No. 4, which is subject to the approval of the voters in the November 2004 election, would place restrictions on the State from reducing local sales tax rate. Proposition 65, which has also qualified for the November 2004 ballot, would reestablish the local sales tax rate at 1.25 percent upon the payment of the economic recovery bonds. Either Senate Constitutional Amendment No. 4 or Proposition 65, if approved by the voters, would restrict the State's ability to reduce or reallocate local sales tax revenues in the future. See "STATE FINANCES--Local Governments."

               CORPORATION TAX

Corporation tax revenues are derived from the following taxes:
1. The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.
2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3. The AMT is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.
4. A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.
5.        Sub-Chapter S corporations are taxed at 1.5 percent of profits.
Taxpayers with net operating losses (i.e., an excess of allowable deductions over gross income) are allowed to carry forward those losses for tax purposes and deduct a portion in subsequent years. Chapter 488, Statutes of 2002 (AB
2065), suspends the use of any carryover losses for the 2002 and 2003 tax years, but allows taxpayers to deduct those losses beginning in the 2004 tax year and extends the expiration date for those losses by two years. That Chapter also increases the percent of a taxpayer's net operating loss ("NOL") that can be carried forward from 65 percent to 100 percent beginning January 1, 2004, for NOLs generated after that date. About 85 percent of NOL is deducted from corporation taxes with the balance deducted from personal income tax.
On February 23, 2004, the U.S. Supreme Court denied the State Franchise Tax Board's appeal requesting review of the decision in FARMER BROTHERS COMPANY V. FRANCHISE TAX BOARD, a tax refund case which involved the deductibility of corporate dividends. The exact amount and timing of such refunds is yet to be determined, although potential revenue losses could total $400 million over several fiscal years through 2007-08 (some revenue gains are expected in fiscal years after that). The reduction in General Fund revenues could result in lower Proposition 98 expenditures; however the potential savings in Proposition 98 expenditures is unknown at this time.

               INSURANCE TAX

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.
               ESTATE TAX; OTHER TAXES

The California estate tax is based on the State death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Reconciliation Act of 2001 phases out the federal estate tax by 2010. As part of this, the Act reduced the State pick-up tax by 25 percent in 2002, 50 percent in 2003, and 75 percent in 2004, and eliminates it beginning in 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax will be reinstated along with the State's estate tax, unless future federal legislation is enacted to make the provisions permanent. See Table 4 entitled "Comparative Yield of State Taxes--All Funds, 1999-00 Through 2004-05."
Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.
               SPECIAL FUND REVENUES

The California Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income:

     Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.


     Charges for special services to specific functions, including such items as business and professional license fees.

     Rental royalties and other receipts designated for particular purposes
               (e.g., oil and gas royalties).

Motor vehicle related taxes and fees accounted for about 46 percent of all special fund revenues and transfers in fiscal year 2002-03. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2002-03, $7.1 billion was derived from the ownership or operation of motor vehicles. About $3 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners. For a discussion of proposed agreements to replace vehicle license fees with increased property tax revenues, see "STATE FINANCES - Local Governments - Vehicle License Fee."

               TAXES ON TOBACCO PRODUCTS

On November 8, 1988, voters approved Proposition 99, which imposed, as of January 1, 1989, a 25-cent per pack excise tax on cigarettes, and a new, equivalent excise tax on other tobacco products. The initiative requires that funds from this tax be allocated to anti-tobacco education and research, to indigent health services, and environmental and recreation programs. Proposition 10, which was approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87 cents per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco, and snuff at a rate equivalent to the tax increase on cigarettes. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund.
The State excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco products are earmarked as follows:
1. Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non- cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.
2. Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.
3.        Ten cents of the per-pack tax is allocated to the State's General
Fund.
4. The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

          RECENT TAX RECEIPTS

The following table shows the trend of major General Fund and total taxes per capita and per $100 of personal income for the past five years, and the current year.

                                     TABLE 3

                               RECENT TAX RECEIPTS

                           TREND OF STATE            TAXES PER $100
                         TAXES PER CAPITA(a)       OF PERSONAL INCOME
                      ------------------------  -------------------------
    FISCAL YEAR       GENERAL FUND     TOTAL    GENERAL FUND     TOTAL
-------------------   ------------  ----------  ------------  -----------
1999-00                $ 2,095.53   $ 2,447.03   $     7.01   $     8.18
2000-01                  2,219.26     2,585.25         6.85         7.99
2001-02                  1,802.22     2,106.63         5.52         6.45
2002-03                  1,836.25     2,134.58         5.62         6.53
2003-04(b)               1,948.19     2,258.90         5.84         6.77
2004-05(b)               2,045.75     2,370.64         5.90         6.83

----------
(a)  Data reflect population figures based on the 2000 Census.

(b)  Estimated.

Source: State of California, Department of Finance.

The following table gives the actual and estimated revenues by major source for the last five years and the current year. This table shows taxes that provide revenue both to the General Fund and State special funds.

                                     TABLE 4
                   COMPARATIVE YIELD OF STATE TAXES--ALL FUNDS
                             1999-00 THROUGH 2004-05
                            (MODIFIED ACCRUAL BASIS)
                                   (THOUSANDS)


  YEAR                                                                                       INHERITANCE,
 ENDING            SALES AND             PERSONAL                                             ESTATE AND
 JUNE 30             USE(a)               INCOME         CORPORATION         TOBACCO             GIFT           INSURANCE
----------      ---------------      ---------------   ---------------   ---------------   ---------------   ---------------
2000            $    25,525,788(e)   $    39,578,237   $     6,638,898   $     1,216,651   $       928,146   $     1,299,777
2001                 26,616,073(e)        44,618,532         6,899,322         1,150,869           934,709         1,496,556
2002                 26,004,521(e)        33,051,107         5,333,030         1,102,806           890,627         1,595,846
2003                 27,177,756(e)        32,713,830         6,803,583         1,055,505           647,372         1,879,784
2004(d)              26,289,755(f)        36,000,000         7,280,000         1,055,100           400,000         2,090,000
2005(d)              29,118,223(f)        38,974,000         7,572,500         1,035,000           135,400         2,195,000

  YEAR                                                   MOTOR             MOTOR
 ENDING            ALCOHOLIC           HORSE            VEHICLE           VEHICLE
 JUNE 30           BEVERAGES           RACING           FUEL(b)           FEES(c)
----------      ---------------   ---------------   ---------------   ---------------
2000            $       282,166   $        44,130   $     3,069,694   $     5,263,245
2001                    288,450            42,360         3,142,142         5,286,542
2002                    292,627            42,247         3,295,903         3,836,795
2003                    290,564            40,509         3,202,512         3,965,410
2004(d)                 300,800            42,245         3,300,369         4,318,151
2005(d)                 302,000            42,457         3,322,018         3,589,397

----------

(a) Numbers include local tax revenue from the 0.5 percent rate increase dedicated to local governments for the State-local health and welfare program realignment program. The 0.5 percent rate is equivalent to about $2.3 billion to $2.5 billion per year. The figures also reflect a statutory
     0.25 percent reduction which occurred only during calendar year 2001.

(b) Motor vehicle fuel tax (gasoline), use fuel tax (diesel and other fuels), and jet fuel.

(c) Registration and weight fees, motor vehicle license fees and other fees. Vehicle license fee values reflect a 35 percent reduction of two percent of a vehicle's depreciation value from the 1998 rate of 2 percent for 2000 and the first half of 2001; a 67.5 percent reduction from such rate for the second half of 2001 and thereafter.

(d)  Estimated as of July 31, 2004.

(e) The figures do not include voter approved local revenue, the 1.0 percent local city and county operations revenue (Bradley-Burns), or the 0.25 percent county transportation funds revenue. They do include the 0.50 percent Local Public Safety Fund revenue.

(f) Unlike the figures for fiscal years ending June 30, 2000, through June 30, 2003, these estimated figures do not include the 0.50 percent Local Public Safety Fund revenue. These estimated figures also do not include voter approved local revenue, the 1.0 percent local city and county operations revenue (Bradley-Burns), or the 0.25 percent county transportation funds revenue. Estimate for fiscal year 2004-05 includes $1.136 billion for a temporary one-quarter cent tax increase to be deposited in the Fiscal Recovery Fund and used for repayment of the economic recovery bonds. See "Sources of Tax Revenue--Sales Tax."

NOTE: This table shows taxes which provide revenue both to the General Fund and State special funds. Also, some revenue sources are dedicated to local governments. This accounts for differences between the information in this table and Table 12.

Source: Fiscal years 1999-00 through 2002-03: State of California, Office of the State Controller.
          Fiscal years 2003-04 and 2004-05: State of California, Department of Finance.

          STATE EXPENDITURES

The following table summarizes the major categories of State expenditures, including both General Fund and special fund programs.

                                     TABLE 5

                             GOVERNMENTAL COST FUNDS
                                (BUDGETARY BASIS)
               SCHEDULE OF EXPENDITURES BY FUNCTION AND CHARACTER

                         FISCAL YEARS 1998-99 TO 2002-03
                                   (THOUSANDS)


                                           1998-99           1999-00           2000-01           2001-02           2002-03
                                       --------------    --------------    --------------    --------------    --------------
Function
Legislative, Judicial, Executive
    Legislative                        $      219,814    $      232,323    $      262,370    $      265,312    $      276,462
    Judicial(a)                             1,346,131         1,372,681         1,478,710         1,633,518         2,524,446
    Executive                                 958,189         1,241,219         1,352,128         1,371,891         1,283,297

State and Consumer Services                   829,745           856,096           950,192         1,100,942           955,054
Business, Transportation and
Housing
    Business and Housing                      136,893           156,499           601,053           240,237           184,573
    Transportation                          4,462,905         5,549,520         4,417,139         6,052,926         3,712,133
Technology, Trade and Commerce                130,796           488,489           140,833            81,832            50,335
Resources                                   1,695,323         1,858,844         3,349,003         2,284,269         1,993,957
Environmental Protection                      600,060           689,678           869,539           993,144           762,052
Health and Human Services                  19,616,132        21,806,291        24,204,531        26,563,743        27,420,865
Correctional Programs                       4,181,474         4,412,542         4,952,927         5,242,369         5,614,849
Education
    Education-K through 12                 22,783,975        26,356,838        28,720,596        28,078,228        27,611,356
    Higher Education                        7,838,117         8,553,343         9,655,954         9,945,193         9,951,749
Labor and Workforce Development(b)                N/A               N/A               N/A               N/A           250,616
General Government
    General Administration                    859,703           982,923         1,294,587         2,475,564         1,830,280
    Debt Service                            1,988,176         2,072,960         2,270,649         2,432,942         2,067,815
    Tax Relief                                450,213         1,840,129         4,655,826         3,028,703         4,446,940
    Shared Revenues                         4,151,197         3,677,687         4,385,429         5,528,996         2,784,970
    Brown vs. US Dept. of Health and
      Human Services                                -                 -                 -            96,000                 -
    Other Statewide Expenditures              891,070           580,307           635,475           476,170           526,863
Expenditure Adjustment for
Encumbrances(c)                              (461,310)         (628,506)       (1,943,208)         (681,856)        2,365,728
Credits for Overhead Services by
General Fund                                 (144,041)         (170,594)         (197,343)         (251,575)         (288,871)
Statewide Indirect Cost
Recoveries                                    (32,791)          (37,423)          (36,610)          (47,862)          (50,313)
                                       --------------    --------------    --------------    --------------    --------------
    Total                              $   72,501,771    $   81,891,846    $   92,019,780    $   96,910,686    $   96,275,156
                                       ==============    ==============    ==============    ==============    ==============

Character
    State Operations                   $   21,092,849    $   22,864,874    $   24,850,286    $   27,994,343    $   26,241,065
    Local Assistance                       50,734,442        58,369,828        66,087,018        67,993,721        69,043,191
    Capital Outlay                            674,480           657,144         1,082,476           922,622           990,900
                                       --------------    --------------    --------------    --------------    --------------
      Total                            $   72,501,771    $   81,891,846    $   92,019,780    $   96,910,686    $   96,275,156
                                       ==============    ==============    ==============    ==============    ==============

----------

(a) Included in this amount are the expenditures of the Trial Court Trust Fund. As of July 1, 2002, the Trial Court Trust Fund was reclassified to a Governmental Cost Fund from a Non-Governmental Cost Fund.

(b) Legislation was enacted effective January 1, 2003 which created a new agency function called the Labor and Workforce Development. The following agencies were transferred from General Government to this new function: the Employment Development Department, the California Workforce Investment Board, the Agricultural Labor Relations Board, and the Department of Industrial Relations.

(c) Expenditures for the State Highway Account (Fund 0042) and the Traffic Congestion Relief Fund (Fund 3007) are reported on a modified cash basis. This method of accounting eliminated all of the continuing appropriations in these two funds.

Source: State of California, Office of the State Controller.

          STATE APPROPRIATIONS LIMIT

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.
Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.
The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.
The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.
The following table shows the Appropriations Limit for fiscal years 2000-01 through 2004-05.
As of the release of the 2004 Budget Act, the Department of Finance projected the Appropriations Subject to Limit to be $13.698 billion and $10.569 billion under the Appropriations Limit in fiscal years 2003-04 and 2004-05, respectively.

                                     TABLE 6
                           STATE APPROPRIATIONS LIMIT
                                   (MILLIONS)


                                                                 FISCAL YEARS
                                      -------------------------------------------------------------------
                                        2000-01       2001-02       2002-03       2003-04        2004-05
                                      ----------    ----------    ----------    ----------     ----------
State Appropriations Limit            $   54,073    $   59,318    $   59,591    $   61,702     $   64,588*
Appropriations Subject to Limit          (51,648)      (42,240)      (45,832)      (48,004)*      (54,019)*
Amount (Over)/Under Limit             $    2,425    $   17,078    $   13,759    $   13,698*    $   10,569*

----------
*    Estimated/Projected.

Source:  State of California, Department of Finance.

          PROPOSITION 98

On November 8, 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the greater of: (a) in general, a fixed percentage of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which replaces Test 1 and Test 2 in any year the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in

State per capita personal income ("Test 3"). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a "credit" (called the "maintenance factor") to schools and the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 98 implementing legislation adopted prior to the end of the 1988-89 fiscal year determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, this funding guarantee has been adjusted to approximately 39 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes, since these changes altered the share of General Fund revenues received by schools. Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Article XIII B limit to K-14 schools in Test 1 years when additional moneys are available. No such transfers are anticipated during fiscal year 2004-05. See "STATE FINANCES--State Appropriations Limit."
The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year.
The 2004 Budget Act reflects General Fund Proposition 98 expenditures in fiscal years 2002-03 through 2004-05 as outlined in the table below. This represents Proposition 98 K-12 spending per pupil of 6.2 percent above the fiscal year 2002-03 level in both fiscal years 2003-04 and 2004-05. The 2004 Budget Act includes full funding for statutory growth and COLA adjustments, and also reflects the deferral of Proposition 98 expenditures of $2.158 billion from fiscal year 2002-03 to fiscal year 2003-04, $1.297 billion from fiscal year 2003-04 to fiscal year 2004-05 and $1.283 billion from fiscal year 2004-05 to fiscal year 2005-06. Appropriations for fiscal year 2003-04 include $188 million implementing the settlement agreement in the WILLIAMS litigation. The 2004 Budget Act assumes that any funding for the settlement of the WILLIAMS litigation for fiscal year 2004-05 will be accommodated within the existing Proposition 98 guarantee. See "LITIGATION--Actions Seeking Program Modifications." Estimates for fiscal year 2004-05 Proposition 98 funding assume voter approval of Senate Constitutional Amendment No. 4 in the November 2004 election. See "STATE FINANCES--Local Governments."

                                     TABLE 7
                             PROPOSITION 98 FUNDING
                                   (MILLIONS)


                                                                                                          CHANGE FROM
                                      2002-03                     2003-04              2004-05          REVISED 2003-04
                             -------------------------   -------------------------   -----------   --------------------------
                               ENACTED       REVISED       ENACTED       REVISED       ENACTED        AMOUNT        PERCENT
                             -----------   -----------   -----------   -----------   -----------   -----------    -----------
K-12 PROPOSITION 98
State General Fund           $    28,647   $    26,156   $    27,630   $    28,044   $    30,873   $     2,829          10.10
Local property tax revenue        12,912        12,812        13,625        13,666        11,214        (2,452)        (17.90)
                             -----------   -----------   -----------   -----------   -----------   -----------    -----------
     Subtotals(a)            $    41,559   $    38,968   $    41,255   $    41,710   $    42,087   $       377           0.90%

OTHER PROPOSITION 98
State General Fund           $     2,913   $     2,736   $     2,353   $     2,368   $     3,130   $       762          32.20%
Local property tax revenue         2,008         1,991         2,105         2,123         1,772          (351)        (16.50)
                             -----------   -----------   -----------   -----------   -----------   -----------    -----------
     Subtotals(a)            $     4,921   $     4,727   $     4,458   $     4,491   $     4,902   $       411           9.25%

TOTAL PROPOSITION 98
State General Fund           $    31,560   $    28,892   $    29,983   $    30,412   $    34,003   $     3,591          11.80%
Local property tax revenue        14,920        14,803        15,730        15,789        12,986        (2,803)        (17.80)
                             -----------   -----------   -----------   -----------   -----------   -----------    -----------
     TOTALS(a)               $    46,480   $    43,695   $    45,713   $    46,201   $    46,989   $       788           1.70%

----------

(a)  Totals may not add due to rounding.

(b) Assumes voter approval of Senate Constitutional Amendment No. 4. See "STATE FINANCES--Local Governments."

Source: State of California, Department of Finance

Proposition 98 permits the Legislature, by a two-thirds vote of both houses (on a bill separate from the Budget Act), and with the Governor's concurrence, to suspend the K-14 schools' minimum funding guarantee for a one-year period. Restoration of the Proposition 98 funding level to the level that would have been required in the absence of such a suspension occurs over future fiscal years according to a specified State Constitutional formula.
Legislation related to the 2004 Budget Act suspends the Proposition 98 minimum guarantee by $2.004 billion. This amount is added to the existing maintenance factor (defined above), for a total estimated maintenance factor of $3.625 billion at the end of fiscal year 2004-05. This cumulative maintenance factor is required to be restored to the Proposition 98 budget in future years as explained above. Assuming a continued moderate economic growth scenario, the Administration projects that $1.6 billion of the total maintenance factor could be restored in the next three to five fiscal years. The remaining $2 billion maintenance factor would be restored over another three to five fiscal years. Therefore, rebasing the minimum funding guarantee provides ongoing General Fund savings over several fiscal years until the maintenance factor is fully repaid. Appropriations for fiscal years 2002-03, 2003-04 and 2004-05 are currently estimated to be $486.7 million, $481.1 million and $301.6 million, respectively, below the amounts required by Proposition 98 because of increases in State tax revenues above previous estimates. The fiscal year 2004-05 amount is reflected in General Fund balances as a reserve for Proposition 98. As the factors used to determine this amount for fiscal year 2004-05 are not yet fixed, this amount may change and will be re-estimated in the fiscal year 2005-06 Governor's Budget and May Revision. The Administration also may propose additional appropriations to meet this obligation during the 2004-05 fiscal year. Legislation enacted in August 2004 will annually appropriate $150 million per year, beginning in fiscal year 2006-07, to repay any prior year Proposition 98 obligations, including $250.8 million owed from the 1995-96 and 1996-97 fiscal years, until these obligations are fully repaid.

     LOCAL GOVERNMENTS

The primary units of local government in California are the counties, which range in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution ("Proposition 13"), was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.
In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties. See "STATE FINANCES--Sources of Tax Revenue--Sales Tax" for a discussion of the impact of the economic recovery bond issuances on local sales taxes.
The 2004 Budget Act and related legislation will dramatically change the State-local fiscal relationship. By agreement between the State and local governments officials, the VLF (defined below) will be reduced from 2 percent to
0.65 percent of the value of the vehicle. In order to protect local governments, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive.

Under the proposed agreement, for fiscal years 2004-05 and 2005-06 only, the replacement property taxes that cities and counties receive would be reduced by $700 million. In future years, local governments would receive the full value of the VLF revenue that they would have received under current law. Also for these two fiscal years, the proposed agreement would require redevelopment agencies to shift $250 million in property tax revenue they would otherwise receive to schools, and special districts would shift $350 million to schools. As part of the agreement, Senate Constitutional Amendment No. 4 has been enacted by the Legislature and placed on the November 2004 ballot for approval by the electorate. If approved by the voters, Senate Constitutional Amendment No. 4 would protect local governments' property, sales, and vehicle license fee revenues in future years. In a fiscal emergency, the A-23 State could borrow up to eight percent of local property tax revenues, provided a number of conditions are met, and the amount borrowed would have to be paid back within three years. The State would be unable to restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Senate Constitutional Amendment No. 4 would also protect local governments by prohibiting the State from mandating activities on local governments, but deferring payment for these costs. If the State does not provide funding for the activity, the requirement on local governments would be suspended. In addition, the definition of what constitutes a mandate on local governments would be broadened to better reflect when added costs are imposed on local governments. See "THE BUDGET PROCESS--Constraints on the Budget Process--Additional Constraints on the Budget Process."
Proposition 65, an initiative measure that also seeks to protect revenues for local governments, has qualified for the November 2004 ballot. Local officials have indicated they will drop all campaign efforts for this measure, and will campaign for the State-local initiative. Senate Constitutional Amendment No. 4 provides that if Senate Constitutional Amendment No. 4 and Proposition 65 are both approved by the voters and Senate Constitutional Amendment No. 4 receives more affirmative votes, none of the provisions of Proposition 65 would take effect. Conversely, if Proposition 65 receives more votes than Senate Constitutional Amendment No. 4, the statutory portions of the State-local agreement, which are contained in Chapter 211, Statutes of 2004, will be suspended. See "THE BUDGET PROCESS--Constraints on the Budget Process--Additional Constraints on the Budget Process."
In fiscal year 2004-05, funding is provided for various programs, including the Citizens' Option for Public Safety program to support local front-line law enforcement ($100 million), county juvenile justice and crime prevention programs ($100 million), reimbursement of jail booking fees ($38.2 million), grants to county assessors to increase and enhance property tax assessment activities ($60 million), and open space subvention reimbursements to cities and counties ($39 million). In addition, $18.5 million will be provided to 37 specified small and rural county sheriff departments. In subsequent years, the booking fee reimbursement will be eliminated and the fees will be reduced by 50 percent.
               VEHICLE LICENSE FEE

Vehicle license fees are assessed in the amount of two percent of a vehicle's depreciated market value for the privilege of operating a vehicle on California's public highways. A program to offset (or reduce) a portion of the vehicle license fees ("VLF") paid by vehicle owners was established by Chapter 322, Statutes of 1998. Beginning January 1, 1999, a permanent offset of 25 percent of the VLF paid by vehicle owners became operative. Various pieces of legislation increased the amount of the offset in subsequent years to the existing statutory level of 67.5 percent of two percent (resulting in the current effective rate of 0.65 percent). This level of offset was estimated to provide tax relief of $3.95 billion in fiscal year 2003-04. Beginning in fiscal year 2004-05, the state-local agreement will permanently reduce the VLF rate to
0.65 percent and eliminate the General Fund offset program.
In connection with the offset of the VLF, the Legislature authorized appropriations from the State General Fund to "backfill" the offset so that local governments, which receive all of the vehicle license fee revenues, would not experience any loss of revenues. The legislation that established the VLF offset program also provided that if there were insufficient General Fund moneys to fully "backfill" the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments would not be disadvantaged. In June 2003, the Director of Finance under the Davis Administration ordered the suspension of VLF offsets due to a determination that insufficient General Fund moneys would be available for this purpose, and, beginning in October 2003, VLF paid by vehicle owners were restored to the 1998 level. However, the offset suspension was rescinded by Governor Schwarzenegger on November 17, 2003, and offset payments to local governments resumed. Local governments received "backfill" payments totaling $3.80 billion in A-24 fiscal year 2002-03. "Backfill" payments totaling $2.65 billion were expected to be paid to local governments in fiscal year 2003-04. The State-local agreement also provides for the repayment in August 2006 of approximately $1.2 billion that was not received by local governments during the time period between the suspension of the offsets and the implementation of higher fees. This repayment obligation is codified by Senate Constitutional Amendment No. 4, which is subject to the approval of the voters in the November 2004 election. See "LITIGATION--Challenges Related to the Vehicle License Fee Offset and Related Payments to Local Governments."
In an unpublished decision issued in September 2003, the Court of Appeal (COUNTY OF SAN DIEGO V. COMMISSION ON STATE MANDATES ET AL., D039471; petition for review denied by the California Supreme Court, in December, 2003) ruled in favor of the County of San Diego on certain claims related to the medically indigent adult ("MIA") program, and determined that the State owed the County of San Diego approximately $3.5 million for medical services rendered to MIAs during the two-year period (1991-1992). See "LITIGATION--Local Government Mandate Claims and Actions." The decision triggered the automatic reduction in VLF payments to local governments, by making the statutory depreciation schedule, enacted as part of the 1991 program realignment between State and local governments, inoperative as of March 1, 2004. In response to this reduction, the Department of Motor Vehicles ("DMV") adopted emergency regulations to offset this reduction in revenues. Subsequently, legislation was approved to reinstate the authority to transfer VLF revenues to the counties. The reinstatement will be made permanent by Senate Constitutional Amendment No. 4, if approved by the voters.
               TRIAL COURTS

Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. This resulted in decreasing the county contribution for court operations by $415 million and allowed cities to retain $68 million in fine and penalty revenue previously remitted to the State. The State's trial court system will receive approximately $1.8 billion and $1.7 billion in State resources in fiscal years 2003-04 and 2004-05, respectively, and $475 million in resources from the counties in each fiscal year.

               WELFARE SYSTEM

The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996 (see "Welfare Reform"). Under the CalWORKs (defined below) program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, with costs for administrative and supportive services capped at the 1996-97 levels. As noted above, counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties are still required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

     WELFARE REFORM

The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the "Law") fundamentally reformed the nation's welfare system. The Law included provisions to: (i) convert Aid to Families with Dependent Children ("AFDC"), an entitlement program, to Temporary Assistance for Needy Families ("TANF"), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The block grant formula under the Law is operative through September 30, 2004. Chapter 270, Statutes of 1997, embodies California's response to the federal welfare reforms. Effective January 1, 1998, California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the former AFDC and Greater Avenues to Independence programs. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.
Caseload under CalWORKs is continuing to flatten after many consecutive years of decline. The revised CalWORKs caseload projections are 474,000 cases in fiscal year 2003-04 and 473,000 cases in fiscal year 2004-05. This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in fiscal year 1994-95. Since CalWORKs' inception in January 1998, caseload has declined by nearly 35 percent, and the number of working recipients has increased from less than 20 percent in 1996 to nearly 50 percent in 2002.
California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county maintenance of effort ("MOE") requirement in fiscal years 2003-04 and 2004-05. In an effort to keep program expenditures within the TANF Block Grant and TANF MOE amounts, the 2004 Budget Act eliminates TANF funding for county juvenile probation services, decreases State funding for tribal TANF programs and delays the 2004-05 CalWORKs cost-of-living adjustment for three months.
The 2004 Budget Act includes an augmentation of $191.9 million in fiscal year 2003-04 and $241.9 million in fiscal year 2004-05 for employment services to enable recipients to move off of aid and into sustainable employment. The 2004 Budget Act includes total CalWORKs-related expenditures of $6.9 billion for fiscal year 2003-04 and $6.7 billion for fiscal year 2004-05, including child care transfer amounts for the Department of Education and the State's general TANF reserve. The 2004 Budget Act includes a TANF reserve of $171.1 million, which is available for unanticipated needs in any program for which TANF Block Grant funds are appropriated, including CalWORKs benefits, employment services, county administration, and child care costs. This reserve may be needed for such pressures as litigation or the cost of increased participation rate requirements that have been proposed at the federal level with the reauthorization of the TANF program.
Authorization for the TANF program currently ends September 30, 2004 (having been extended several times from its original September 30, 2002 expiration date). For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program prior to that date. While Congress and the President will consider several key policy changes, federal reauthorization legislation introduced to date would significantly increase the work participation rate requirements. One proposal would increase work participation rate requirements by 5 percent annually from the current statutory rate of 50 percent to 70 percent in federal fiscal year 2008. The State would need to make substantial investments in child care and employment services in order to meet the increased work participation rate requirements if this proposal was adopted. Failure to meet these increased requirements could result in significant federal penalties.

     PENSION TRUSTS

The assets and liabilities of the three principal retirement systems in which the State participates, CalPERS, the California State Teachers' Retirement System ("CalSTRS") and the University of California Retirement System ("UCRS"), are included in the financial statements of the State as fiduciary funds and described in Note 20 to the Audited Annual Financial Statements of the State of California for the year ended June 30, 2003 (the "Audited Financial Statements"), incorporated by reference in or attached to this APPENDIX C. See "FINANCIAL STATEMENTS."
The three largest defined benefit retirement plans contained in the retirement systems and the excess of the actuarial value of assets over the actuarial accrued liability or unfunded actuarial accrued liability of those plans at June 30, 2003 was reported to be as follows:

                                     TABLE 8
                   ACTUARIAL VALUE OF STATE RETIREMENT SYSTEMS


                                                               EXCESS OF ACTUARIAL VALUE OF ASSETS OVER
                                                                    ACTUARIAL ACCRUED LIABILITIES

                      NAME OF PLAN                              (UNFUNDED ACTUARIAL ACCRUED LIABILITY)
----------------------------------------------------------   ---------------------------------------------
Public Employees' Retirement Fund (CalPERS)(1)                             $  (11.935) billion
State Teachers' Retirement Fund Defined Benefit                               (23.110) billion
         Program (CalSTRS)
University of California Retirement Plan                                        8.474  billion

----------

(1)  Excludes the value of the local government plans of the system.

According to CalSTRS, its investment portfolio market value as of July 31, 2004, was approximately $116,177,000,000, compared to $100,893,000,000 as of July 31,
2003. The CalPERS reports that its investment portfolio market value as of July 31, 2003, was approximately $144,800,000,000, compared to $143,400,000,000 as of
July 31, 2002. Updated portfolio market value figures for CalPERS will not be available until late fall of 2004.
The State's contribution to the CalPERS and the UC Retirement System is actuarially determined each year, while the State's contribution to the CalSTRS Defined Benefit Program is established by statute. This is currently 2.017 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. The State must also contribute 2.5 percent of teacher payroll to the Supplemental Benefits Maintenance Account, which is a purchasing power protection reserve. CalSTRS has recently announced that due to an unfunded liability associated with the 1990 benefit structure, the State will be required to pay an additional 0.524 percent ($94 million from the General Fund); however the State is still evaluating the validity of this assertion. The following table shows the State's contributions to CalPERS for fiscal years 1997-98 through 2003-04 and its estimated contribution for 2004-05:

                                     TABLE 9
                          STATE CONTRIBUTION TO CALPERS
                         FISCAL YEARS 1997-98 TO 2004-05


                  1997-98        $   1,223,000,000
                  1998-99              766,100,000
                  1999-00              463,600,000
                  2000-01              156,700,000
                  2001-02              677,200,000
                  2002-03            1,190,000,000
                  2003-04            2,213,000,000
                  2004-05            2,547,000,000(1)

----------------

(1)  Estimated

Due to past investment losses and increased retirement benefits, the State contribution to CalPERS has increased from $156.7 million in fiscal year 2000-01 to an estimated $2.547 billion in fiscal year 2004-05.
The 2004 Budget Act includes a pension reform package to reduce the State's future costs of pension contributions. The pension reform would require that all new miscellaneous and industrial employees contribute 5 percent of their salaries into a 401(a) account for their first two years of service to the State. The State would not contribute to CalPERS on behalf of those employees for the first two years. At the completion of the two years, the employees would automatically begin paying into CalPERS instead of the 401(a) account and the State would begin making normal contributions on the employees' behalf. At the end of forty-eight months, the new employees will be given a choice of withdrawing their accumulated 5 percent contributions, rolling their contributions into a deferred compensation program, or purchasing their accrued service with

CalPERS. The 2004 Budget Act also assumes the issuance of $929 million of pension obligation bonds to cover a portion of the State's retirement obligations for fiscal year 2004-05. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds." Details concerning the three largest plans and information concerning the other plans contained in the retirement systems are included in Note 20 to the Audited Financial Statements. See "FINANCIAL STATEMENTS."

     REPAYMENT OF ENERGY LOANS

The Department of Water Resources of the State ("DWR") borrowed $6.1 billion from the General Fund of the State for DWR's power supply program between January and June 2001. DWR issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million.
The cost of the loans from the General Fund and the banks and commercial lenders that financed DWR's power supply program costs during 2001 exceeded DWR's revenues from the sale of electricity. Since that time, the power supply program has become self-supporting, and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the three major investor-owned electric utilities (the "IOUs") resumed responsibility for obtaining electricity for their customers.
The general purpose of the power supply program has been to provide to customers of the IOUs the portion of their power not provided by the IOUs. The primary source of money to pay debt service on the DWR revenue bonds is revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

     UNEMPLOYMENT INSURANCE FUND

In fiscal year 2002-03 the State paid $8.161 billion in unemployment benefits from the Unemployment Insurance ("UI") Fund. In fiscal year 2003-04 the State estimates it paid $7.811 billion in benefits from the UI Fund. The UI Fund (which is not part of the General Fund) is projected to have a $220 million deficit in calendar year 2004, notwithstanding the automatic unemployment insurance tax rate increase that took effect January 1, 2004. The Employment Development Department ("EDD") has received approval for a loan from the federal government of up to $1.2 billion to provide cash flow relief so that unemployment benefits can continue to be paid. The federal loan will be repaid from increased UI tax revenue. Interest payments on the loan, if incurred, will be paid by the EDD Contingent Fund and not the General Fund. The Administration and the Legislature will have to determine how to resolve the cash flow imbalance in the UI Fund for the long-term. This issue is expected to be addressed by the Legislature in the future.

     INVESTMENT OF FUNDS

Moneys on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account ("PMIA"). As of July 31, 2004, the PMIA held approximately $30.6 billion of State moneys, and $21.2 billion invested for about 2,734 local governmental entities through the Local Agency Investment Fund ("LAIF"). The assets of the PMIA as of July 31, 2004, are shown in the following table:

                                    TABLE 10
           ANALYSIS OF THE POOLED MONEY INVESTMENT ACCOUNT PORTFOLIO*


                                             AMOUNT           PERCENT
                     TYPE OF SECURITY      (THOUSANDS         OF TOTAL
               --------------------------  --------------   ------------
               U.S. Treasury               $  6,895,836         13.3%
               Commercial Paper               6,941,572         13.4
               Certificates of Deposits       9,050,044         17.5
               Corporate Bonds                1,451,296          2.8
               Federal Agency                16,207,861         31.3
               Bankers Acceptances                    -          0.0
               Bank Notes                       600,000          1.2
               Loans Per Government Code      4,771,189          9.2
               Time Deposits                  5,879,795         11.4
               Repurchases                            -          0.0
               Reverse Repurchases                    -          0.0
                                           --------------   ------------
                                           $ 51,797,593        100.0%
                                           ==============   ============

----------
* Totals may differ due to rounding.

Source: State of California, Office of the Treasurer.

The State's treasury operations are managed in compliance with the California Government Code and according to a statement of investment policy which sets forth permitted investment vehicles, liquidity parameters and maximum maturity of investments. The PMIA operates with the oversight of the PMIB. The LAIF portion of the PMIA operates with the oversight of the Local Agency Investment Advisory Board (consisting of the State Treasurer and four other appointed members).

The Treasurer does not invest in leveraged products or inverse floating rate securities. The investment policy permits the use of reverse repurchase agreements subject to limits of no more than 10 percent of the PMIA. All reverse repurchase agreements are cash matched either to the maturity of the reinvestment or an adequately positive cash flow date which is approximate to the maturity of the reinvestment.

The average life of the investment portfolio of the PMIA as of July 31, 2004 was 201 days.

                               THE BUDGET PROCESS

     GENERAL

The State's fiscal year begins on July 1 and ends on June 30 of the following year. The State's General Fund Budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.
The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. As required by the Balanced Budget Amendment ("Proposition 58") and as described below, beginning with fiscal year 2004-05, the Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set forth in the budget bill.
Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. See "THE

BUDGET PROCESS--Constraints on the Budget Process" below. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.
Appropriations also may be included in legislation other than the Budget Act. Except as noted in the previous paragraph and in the next sentence, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing appropriations for K-12 schools or community colleges ("K-14 education") only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.
Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

     CONSTRAINTS ON THE BUDGET PROCESS

               PROPOSITION 58 (BALANCED BUDGET AMENDMENT)

Proposition 58 requires the State to enact a balanced budget, establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for midyear adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.
If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the budget fiscal emergency within 45 days, the Legislature would be prohibited from (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.
Proposition 58 also requires that a special reserve (the Budget Stabilization Account) be established in the State's General Fund. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues would be transferred by the Controller into the Budget Stabilization Account no later than September 30 of each fiscal year. These transfers would continue until the balance in the Budget Stabilization Account reaches $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would be in effect whenever the balance falls below the $8 billion or 5 percent target. The annual transfers could be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year.
Proposition 58 will also prohibit certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.
               ADDITIONAL CONSTRAINTS ON THE BUDGET PROCESS

Over the years, a number of laws and constitutional amendments have been enacted, often from voter initiatives, which have made it more difficult to raise State taxes, have restricted the use of State General Fund or special fund revenues, or have otherwise limited the Legislature and Governor's discretion in enacting budgets. Proposition 58 is the most recent example. Prior examples of provisions that make it more difficult to raise taxes include Proposition 13, which, among other provisions, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be enacted by a two-thirds vote in each house of the Legislature. Prior examples of provisions restricting the use of General Fund revenue are Proposition 98, which mandates a minimum percentage of General Fund revenues to be spent on local education, and Proposition 10, which raised taxes on tobacco products but mandated how the additional revenues would be expended. See "STATE FINANCES--Proposition 98" and "--Sources of Tax Revenue--Taxes on Tobacco Products."
An initiative statute, Proposition 49, called the "After School Education and Safety Program of 2002," was approved by the voters on November 5, 2002, and will require the State to expand funding for before and after school programs in the State's public elementary and middle schools. In the first year after fiscal year 2003-04 that non-Proposition 98 General Fund appropriations exceed the base year level by $1.5 billion, the initiative will require the State to appropriate up to $550 million annually, depending on the amount of appropriations above the trigger level. The initiative defines the base year level as the fiscal year during the period July 1, 2000, through June 30, 2004, for which the State's non- Proposition 98 General Fund appropriations are the highest as compared to any other fiscal year during that period. Using data from July 2004, the 2000-01 fiscal year is the base year. Based upon expected non-Proposition 98 General Fund appropriations as of July 2004, the initiative is unlikely to require implementation of the funding increase for before and after school programs until fiscal year 2008-09. The 2004 Budget Act includes approximately $121.6 million for these after school programs in fiscal year 2004-05, $428.4 million below the amount which the initiative would require if the full funding increase were triggered.
As described under "STATE FINANCES - Local Governments" above, as part of an agreement between the State and local government officials, Senate Constitutional Amendment No. 4 has been approved by the Legislature and placed on the November 2004 ballot for approval by the electorate. If approved by the voters, Senate Constitutional Amendment No. 4 would protect local governments' property and sales tax and vehicle license fee revenues in future years. This measure would require the approval of two-thirds of both houses of the Legislature before any changes can be made to the allocation of property tax revenues among local governments. In a fiscal emergency, the State could borrow up to eight percent of local property tax revenues, provided a number of conditions are met, and the amount borrowed would have to be paid back within three years. This measure also would prohibit the State from reducing local sales tax rates, restricting the authority of local governments to levy a sales tax rate, or changing the distribution of the statewide local sales tax. Senate Constitutional Amendment No. 4, if approved by the voters, would also protect local governments by prohibiting the State from mandating activities on local governments, but deferring payment for these costs. If the State does not provide funding for the activity, the requirement on local governments would be suspended. In addition, the definition of what constitutes a mandate on local governments would be broadened to better reflect when added costs are imposed on local governments.
Proposition 65, an initiative measure that also seeks to protect revenues for local governments, has qualified for the November 2004 ballot. Local officials have indicated they will drop all campaign efforts for this measure, and will campaign for the State-local initiative. Senate Constitutional Amendment No. 4 provides that if Senate Constitutional Amendment No. 4 and Proposition 65 are both approved by the voters and Senate Constitutional Amendment No. 4 receives more affirmative votes, none of the provisions of Proposition 65 would take effect. Conversely, if Proposition 65 receives more votes than Senate Constitutional Amendment No. 4, the statutory portions of the State-local agreement, which are contained in Chapter 211, Statutes of 2004, will be suspended.

                           PRIOR FISCAL YEARS' BUDGETS

Following a severe recession in the early 1990s, the State's financial condition improved markedly starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund tax revenues exceeded the estimates made at the time the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and A-32 welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

     2001 BUDGET ACT

The 2001 Budget Act (for fiscal year 2001-02) was signed by Governor Davis on July 26, 2001. The spending plan for fiscal year 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the DWR for power purchases would be repaid with interest. See "STATE FINANCES--Repayment of Energy Loans." The final estimate of fiscal year 2001-02 revenues and expenditures showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from fiscal year 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall and the delay of the DWR power revenue bonds past June 30, 2002, resulted in a substantial budgetary deficit and cash flow difficulties. Despite a mid-year spending freeze for many State agencies and spending reductions and deferrals totaling $2.3 billion for the 2001-02 fiscal year in January 2002, the State ended fiscal year 2001-02 with a $2.1 billion negative fund balance.

     2002 BUDGET ACT

The 2002-03 Governor's Budget, released on January 10, 2002 (the "2002-03 Governor's Budget") projected a combined budget gap for fiscal years 2001-02 and 2002-03 of approximately $12.5 billion due, in part, to a decline in General Fund revenues attributable to the national economic recession combined with the stock market decline. Personal income tax receipts, which include stock option and capital gains realizations, were particularly affected by the slowing economy and stock market decline. The May Revision to the 2002-03 Governor's Budget projected further deterioration in revenues and additional costs, increasing the two year budget gap to $23.6 billion.

The 2002 Budget Act was signed by Governor Davis on September 5, 2002. The 2002 Budget Act addressed the $23.6 billion gap between expenditures and resources through a combination of program reductions, interfund borrowings, fund shifts, payment deferrals, accelerations and transfers, debt service restructuring savings and modest tax changes.
Within a few months after the 2002 Budget Act was adopted, it became evident that revenue projections incorporated in the 2002 Budget Act were substantially overstated and that certain program cost savings included in the 2002 Budget Act would not be realized.

In late November 2002, Governor Davis directed State agencies to take immediate action to reduce any non-critical or non-essential activities by not filling any vacant positions; to cancel, postpone or amend contracts, grants, purchase orders and similar commitments; to eliminate additional nonessential vacant positions; to delay construction or signing of new leases for space; to cancel or postpone non-essential trips; and to generate new proposals for current year program reductions. In the spring of 2003, the Legislature passed budget adjustment legislation, totaling about $10.4 billion in spending reductions, deferrals and funding transfers ($5.1 billion for fiscal year 2002-03 and $5.3 billion for fiscal year 2003-04). The largest part of the reductions (including a $1.1 billion deferral into the 2003-04 fiscal year) were for K-12 education funding.

     2003 BUDGET ACT

The 2003-04 Governor's Budget, released on January 10, 2003 (the "2003-04 Governor's Budget"), projected a significant downward revision in State revenues. The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in fiscal year 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04

Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in fiscal years 2002-03 and 2003-04 respectively. The 2003-04 Governor's Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004.
The May Revision to the 2003-04 Governor's Budget (the "May Revision") reduced the revenue estimate for fiscal year 2002-03 to $70.8 billion from the 2003-04 Governor's Budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds. The May Revision estimated that the cumulative budget shortfall for fiscal years 2002-03 and 2003-04 had increased from $34.6 billion to $38.2 billion.
The 2003 Budget Act was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by Governor Davis on August 2, 2003. Under the 2003 Budget Act, General Fund revenues were projected to increase 3.3 percent, from $70.9 billion in fiscal year 2002-03 to $73.3 billion in fiscal year 2003-04. The revenue projections incorporated a 4 percent increase in State tax revenues (as projected by the LAO's office in August of 2003).
The June 30, 2004 reserve was projected in the 2003 Budget Act to be just over $2 billion. This projection reflected the elimination of the $10.675 billion accumulated deficit through June 30, 2003 (as estimated in the 2003 Budget Act), through the issuance of the economic recovery bonds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds."
The 2004-05 Governor's Budget's projection for fiscal year 2003-04, released on January 9, 2004, projected $1.274 billion of additional revenues, $3.879 billion of additional expenditures and $205 million additional prior year adjustments as compared to the 2003 Budget Act. After accounting for a $473 million reduction in other reserves, the June 30, 2004 General Fund reserve was projected to be $290 million, down approximately $1.9 billion from the 2003 Budget Act. The 2004-05 Governor's Budget assumed the implementation of certain mid-year spending reductions.
On May 13, 2004, the Governor released the May Revision to the 2004-05 Governor's Budget, which provided updated revenue and economic forecasts and revised budget proposals. The May Revision projected a $1.88 billion reserve as of June 30, 2004, representing a $1.597 billion increase compared to the 2004-05 Governor's Budget.
The 2004 Budget Act estimated a $2.198 billion reserve as of June 30, 2004, $290 million higher than projected in the May Revision.

                              CURRENT STATE BUDGET

The discussion below of the fiscal year 2004-05 budget and the table under "Summary of State Revenues and Expenditures" are based on estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved. See "CURRENT STATE BUDGET--Revenue and Expenditure Assumptions."

     BACKGROUND

The 2004-05 Governor's Budget, released on January 9, 2004, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for fiscal 2004-05, would continue to be incurred. The May Revision released on May 13, 2004, projected a June 30, 2005 General Fund reserve of $998 million, up $363 million from the 2004-05 Governor's Budget projections. The increase in the reserve was the result of a $2.229 billion increase in prior year adjustments, a $245 million increase in revenues (over both fiscal years 2003-04 and 2004-05), a $1 billion reduction in the sale of economic recovery bonds and a $1.112 billion increase in expenditures (over both fiscal years 2003-04 and 2004-05).

     2004 BUDGET ACT

After months of negotiations between the Governor and the Legislature, the 2004 Budget Act was adopted by the Legislature on July 29, 2004, along with a number of implementing measures, and signed by the Governor on July 31, 2004. In approving the budget, the Governor vetoed $116 million in appropriations (including $80 million in General Fund appropriations). The 2004 Budget Act largely reflects the proposals contained in the May Revision to the 2004-05 Budget, including the use of $2 billion of proceeds of the economic recovery bonds issued in fiscal year 2003-04 (see "STATE INDEBTEDNESS AND OTHER OBLIGATIONS-Economic Recovery Bonds").
Under the 2004 Budget Act, General Fund revenues are projected to increase 3.6 percent, from $74.6 billion in fiscal year 2003-04 (which includes approximately $2.3 billion in tobacco securitization bond proceeds) to $77.3 billion in fiscal year 2004-05. The revenue projections assume a continuing rebound in California's economy as reflected in several key indicators. See "CURRENT STATE BUDGET--Economic Assumptions." Excluding the impact of the economic recovery bonds, General Fund expenditures are estimated to increase by 6.7 percent, from $75.6 billion in fiscal year 2003-04 to $80.7 billion in fiscal year 2004-05. The June 30, 2005 reserve is projected to be $768 million, compared to an estimated June 30, 2004 reserve of $2.198 billion.
The 2004 Budget Act largely reflects the budget proposals contained in the May Revision (released on May 13, 2004) to the original 2004-05 Governor's Budget (the "May Revision") proposed on January 9, 2004. Revenue increases since the May Revision reflected in the 2004 Budget Act total $542 million. The majority of the change in revenues can be accounted for by a $315 million increase due to the Legislature's adoption of the Legislative Analyst's revenue estimates, and a $210 million increase from the suspension of the Teacher's Tax Credit. Resources also increased by an additional $341 million in prior year adjustments. In addition, expenditures increased by $1.1 billion since the May Revision. These changes resulted in a $230 million reduction to the reserve, compared to May Revision. The majority of the expenditure increase is due to the restoration of solutions in the Health and Human Services, Employee Compensation, County Probation, and Higher Education areas. In summary, the 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7 percent), cost avoidance ($4.4 billion or 31.7 percent), fund shifts ($1.6 billion or 11.2 percent), loans or borrowing ($2.1 billion or 15.4 percent), and transfers and other revenue ($1.8 billion or 13.0 percent).
The 2004 Budget Act contains the following major components:
1. Rebasing Proposition 98 Minimum Funding Guarantee--The level of Proposition 98 appropriations is to be reset at a level approximately $2 billion less than would otherwise be required for fiscal year 2004-05 pursuant to legislation relating to the 2004 Budget Act. See "STATE FINANCES--Proposition 98."
2. Higher Education--A new fee policy for higher education is implemented whereby future undergraduate and graduate level fee increases are tied to increases in per-capita personal income, with flexibility to increase fees by not more than an average of 10 percent a year over the next three years. Under the fee policy, graduate fees may increase at rates in excess of undergraduate fees until a 50 percent differential is achieved. In fiscal year 2004-05, fees are increased 14 percent for undergraduates and 20 percent for graduate students (25 percent for CSU graduate students majoring in non-teacher preparation programs). The new long-term policy is designed to ensure that public university students are protected from future dramatic fee increases as a consequence of declines in General Fund resources. The 2004 Budget Act includes $750 million in various spending reductions for higher education from otherwise mandated levels.
3. Health and Human Services--While the Administration has proposed major reforms of the Medi-Cal program, any such reforms are expected to take at least one year to implement. As a result, the 2004 Budget Act does not include any savings attributed to Medi-Cal redesign. Other strategies independent of the Medi-Cal redesign have been included in the 2004 Budget Act, such as the implementation of Medi-Cal rate increases for County Organized Health Systems and Pharmacy Reimbursement Realignment. In addition, increased work incentives under the CalWORKs program are proposed. The budget includes $992 million in reductions in various social service programs from otherwise mandated levels.

4. Pension Reform--The 2004 Budget Act eliminates State contributions to CalPERS on behalf of new State employees for the first two years of employment. In addition, the 2004 Budget Act assumes the issuance of $929 million pension obligation bonds to cover a portion of the State's required contributions to CalPERS in fiscal year 2004-05. Of this amount, $577 million is reflected as a revenue transfer and $352 million as savings. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds."
5. Substantially Reduced External Borrowings--As stated, the 2004 Budget Act assumes the issuance of $929 million in pension obligation bonds to pay a portion of the pension obligations in fiscal year 2004-05. In addition, approximately $2 billion of economic recovery bond proceeds will be deposited in the Deficit Recovery Fund and will be used to offset fiscal year 2004-05 General Fund expenditures. In contrast, in fiscal year 2003-04, aggregate borrowings to address current expenses and accumulated deficits are estimated at $11.5 billion, including $2.3 billion of tobacco securitization proceeds and $9.2 billion of economic recovery proceeds (representing approximately $11.254 billion of total bond proceeds, less $2 billion deposited into the Deficit Recovery Fund). See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds."
6. Tax Relief--The 2004 Budget Act reflects the elimination of the VLF offset program beginning in fiscal year 2004-05. See "STATE FINANCES--Local Governments."
7. Indian Gaming--The 2004 Budget Act includes $300 million in revenues as a result of the renegotiation of tribal gaming compacts and the negotiation of new compacts with tribes that wish to expand gaming activities. The 2004 Budget Act authorizes the State to sell an additional revenue stream received from payments made by certain Indian tribes to secure up to $1.5 billion of securities, the proceeds of which will be used by the State to repay prior transportation loans. Receipt of the revenues and the issuance of these securities are contingent upon the failure of Propositions 68 and 70, which relate to Indian gaming and have qualified for the November 2004 ballot. Pending litigation relating to the Indian gaming compacts could also affect these additional revenues and securities issuance. See "LITIGATION--Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts."
8. Other Revenue Enhancements and Expenditure Reductions--The 2004 Budget Act includes: (i) $1.206 billion in savings for the suspension of the Transportation Investment Fund transfer; (ii) $450 million in savings from deposits of punitive damages awards used to offset General Fund costs in fiscal year 2004-05; (iii) $206 million for spending reductions that would result from changes in the correctional system; and (iv) $150 million of additional savings pursuant to Control Section 4.10 of the 2004 Budget Act (which gives the Department of Finance the authority to reduce appropriations in certain circumstances).
Set forth below is a chart showing a General Fund Budget Summary for the budget year as originally projected by the 2004-05 Governor's Budget and May Revision and as revised by the 2004 Budget Act.

                                    FIGURE 1
                       2004-05 GENERAL FUND BUDGET SUMMARY
                                   (MILLIONS)


                                                         AS OF 2005-05
                                                            GOVERNOR'S   AS OF 2004-05      AS OF 2004
                                                                BUDGET    MAY REVISION      BUDGET ACT
                                                         -------------   -------------   -------------
PRIOR YEAR RESOURCES AVAILABLE                               $   1,219       $   2,816       $   3,127
Revenues and Transfers                                          76,407          76,688          77,251
Expenditures                                                    79,074          79,590          80,693
Use from Deficit Recovery Fund                                  (3,012)         (2,012)         (2,012)
                                                         -------------   -------------   -------------
FUND BALANCE                                                 $   1,564       $   1,927       $   1,697

     RESERVE FOR LIQUIDATION OF ENCUMBRANCES                 $     929       $     929       $     929

     SPECIAL FUND FOR ECONOMIC UNCERTAINTIES                 $     635       $     998       $     768

     "STRUCTURAL DEFICIT"

In its May 17, 2004 "Overview of the 2004-05 May Revision" (the "LAO May Report"), the LAO projected that a $6 billion operating shortfall would re-emerge in fiscal year 2005-06. Although the LAO expected that the shortfall could be substantially offset through accessing carryover reserves and using the remaining Proposition 57 economic recovery bond authorization, the State budget would still be modestly out of balance. The LAO further projected that following fiscal year 2005-06, the State would again face major budget shortfalls, absent significant corrective actions. The LAO estimated that the fiscal year 2006-07 shortfall would approach $8 billion, and that annual operating deficits above $6.5 billion would persist for the forecast period (through fiscal year 2008-09).
On September 22, 2004 the LAO issued its report entitled "California Spending Plan 2004-05--The Budget Act and Related Legislation" (the "LAO September Report"), analyzing the impact of the final 2004 Budget Act on the operating shortfall projections contained in the LAO May Report. The LAO September Report concludes that while the 2004 Budget Act "includes significant ongoing savings" and "makes some progress toward resolving the State's ongoing structural budget shortfall," the 2004 Budget Act, like the 2002 Budget Act and 2003 Budget Act, contains a "significant number of one-time or limited-term solutions" and "obligates additional spending in future years." The LAO states that a A-37 combination of these factors will likely add to the projected shortfall contained in the LAO May Report, and "that substantial additional actions will be needed to bring future budgets into balance."
One-time savings measures contained in the 2004 Budget Act and highlighted in the LAO September Report include, among others, the use of approximately $2 billion in economic recovery bonds authorized by Proposition 57, the proposed issuance of $929 million in pension obligation bonds, the deferral of $1.2 billion in Proposition 42 transportation spending, the postponement of approximately $200 million of local government mandate payments, and the diversion of property tax revenue from local governments ($1.3 billion for each of fiscal years 2004-05 and 2005-06). The out-year spending highlighted by the LAO September Report includes the repayment of $1.3 billion of VLF "gap" loan to local governments due in fiscal year 2006-07, as well as the repayment of Proposition 98 deferrals and certain transportation loans. The LAO will be updating its projections in November 2004.
Although the Administration projects that, given current spending rates, there will be an operating deficit in fiscal year 2005-06, the Legislature is required to send and the Administration is required to sign a balanced budget, as specified in the Constitution. See "--THE BUDGET PROCESS--Constraints on the Budget Process--Proposition 58 (Balanced Budget Amendment)." Savings, which cannot be determined at this time, are anticipated from various budget reform proposals, such as Medi-Cal and corrections, and from recommendations made by the California Performance Review that will be implemented. These savings will help reduce the operating deficit in fiscal year 2005-06.

     CALIFORNIA PERFORMANCE REVIEW

In the 2004-05 Governor's Budget, the Administration revealed a plan to conduct a fundamental review of State government that would focus on the following areas: executive branch reorganization, program performance assessment and budgeting, improved services and productivity, and acquisition reform. On August 3, 2004, the California Performance Review presented its report to the Governor. The report proposes more than 1,000 recommendations aimed at increasing the efficiency of government and restructuring state agencies and departments, as well as a variety of policy changes affecting a wide variety of state programs. While the 2004 Budget Act does not reflect any items directly attributable to the California Performance Review, it is expected that some recommendations made by the California Performance Review will be implemented and that the anticipated savings resulting from such changes will help reduce the operating deficit in fiscal year 2005-06.

     SUMMARY OF STATE REVENUES AND EXPENDITURES

The table below presents the actual revenues, expenditures and changes in fund balance for the General Fund for fiscal years 2000-01, 2001-02, and 2002-03, estimated results for fiscal year 2003-04 and projected results (based upon the 2004 Budget Act) for fiscal year 2004-05.

                                    TABLE 11
                      STATEMENT OF REVENUES, EXPENDITURES,
                    AND CHANGES IN FUND BALANCE-GENERAL FUND
                              (BUDGETARY BASIS)(a)
                      FISCAL YEARS 2000-01 THROUGH 2004-05

                                   (MILLIONS)

                                                                                              ESTIMATED(b)       ESTIMATED(b)
                                             2000-01             2001-02         2002-03       2003-04(c)         2004-05(c)
                                           ------------       ------------    ------------    ------------       ------------
FUND BALANCE-BEGINNING OF PERIOD           $    9,639.7       $    9,017.5    $   (2,109.8)   $   (7,536.2)      $    3,126.8
Restatements
    Economic Recovery Bonds(d)                        -                  -               -         9,242.0                  -
    Prior Year Revenue, Transfer
      Accrual Adjustments                        (158.8)            (729.8)          154.4         2,452.2                  -
    Prior Year Expenditure,
      Accrual Adjustments                        (229.9)             217.4           374.2            20.0                  -
                                           ------------       ------------    ------------    ------------       ------------
FUND BALANCE-BEGINNING OF PERIOD,
   AS RESTATED                             $    9,251.0       $    8,505.1    $   (1,581.2)   $    4,178.0       $    3,126.8
Revenues                                   $   77,609.9       $   64,060.3    $   68,545.8    $   73,899.3       $   76,345.8
Other Financing Sources
    Economic Recovery Bonds(d)                        -                  -               -         2,012.0                  -
    Transfers from Other Funds                  6,561.8(e)         2,143.3         3,289.5           671.1              905.1
    Other Additions                                46.3               33.9           143.9               -                  -
                                           ------------       ------------    ------------    ------------       ------------
TOTAL REVENUES AND OTHER SOURCES           $   84,218.0       $   66,237.5    $   71,979.2    $   76,582.4       $   77,250.9

Expenditures
    State Operations                       $   17,641.7       $   19,085.7    $   18,277.6    $   17,074.0       $   18,946.5
    Local Assistance                           58,441.4           57,142.0        59,145.3        58,153.1           62,143.0
    Capital Outlay                              2,044.3              323.5           141.3           394.5               53.5
    Unclassified                                      -                  -               -         2,012.0(f)        (2,462.0)(g)
Other Uses
    Transfer to Other Funds                     6,324.1(e)           301.2           370.0               -(h)               -(h)
                                           ------------       ------------    ------------    ------------       ------------
TOTAL EXPENDITURES AND OTHER USES          $   84,451.5       $   76,852.4    $   77,934.2    $   77,633.6       $   78,681.0

REVENUES AND OTHER SOURCES OVER OR
   (UNDER) EXPENDITURES AND OTHER
   USES                                    $     (233.5)      $  (10,614.9)   $   (5,955.0)   $   (1,051.2)      $   (1,430.1)

Fund Balance
    Reserved for Encumbrances              $    1,834.3       $    1,491.5    $    1,037.4    $      928.7       $      928.7
    Reserved for Unencumbered
      Balances of Continuing
      Appropriations(i)                         1,436.7              827.3           996.9           471.3              155.9
    Reserved for School Loans(j)                  349.7                  -               -               -                  -
    Unreserved-Undesignated (k)                 5,396.8           (4,428.6)       (9,570.5)        1,726.8              612.1
                                           ------------       ------------    ------------    ------------       ------------

FUND BALANCE-END OF PERIOD                 $    9,017.5       $   (2,109.8)   $   (7,536.2)   $    3,126.8       $    1,696.7

----------
Footnotes on following page.

Source: Fiscal years 2000-01 to 2002-03: State of California, Office of the State Controller.
         Fiscal years 2003-04 and 2004-05: State of California, Department of Finance.

(a) These statements have been prepared on a budgetary basis in accordance with State law and some modifications would be necessary in order to comply with generally accepted accounting principles ("GAAP"). The Supplementary Information contained in the State's Audited Annual Financial Statements for the year ended June 30, 2003, incorporated by reference in this APPENDIX C, contains a description of the differences between the budgetary basis and the GAAP basis of accounting and a reconciliation of the June 30, 2002 fund balance between the two methods.

(b)  Estimates are shown net of reimbursements and abatements.

(c)  Estimated as of the 2004 Budget Act, July 31, 2004.

(d) Reflects the issuance of economic recovery bonds sufficient to provide net proceeds to the General Fund of $11.254 billion in 2003-04 to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds." The Department of Finance treats $9.242 billion of this amount as received for budgetary purposes in 2002-03, as shown in Table 12.

(e) "Transfers to Other Funds" includes the $6.2 billion General Fund loan to the Department of Water Resources Electric Power Purchase Fund. See "STATE FINANCES--Repayment of Energy Loans" and "CURRENT STATE BUDGET" in this APPENDIX C. "Transfers from Other Funds" includes this loan as a receivable in 2000-01. The loan was subsequently repaid with interest as follows: $116 million in July 2001, $164 million in October 2002, and $6.456 billion in November 2002. The loan was reported in the State's Budgetary/Legal Basis Annual Report as an asset of the General Fund and a liability of the Department of Water Resources Electric Power Purchase Fund.

(f) Reflects the transfer of $2.012 billion economic recovery bond proceeds from the General Fund to the Deficit Recovery Fund pursuant to Chapter 227, Statutes of 2004.

(g) Reflects General Fund payment offsets from moneys deposited in the Deficit Recovery Fund ($2.012 billion) and the Public Benefit Trust Fund from punitive damages awards ($450 million).

(h) "Transfer to Other Funds" is included either in the expenditure totals detailed above or as "Transfer from Other Funds."

(i) For purposes of determining whether the General Fund budget, in any given fiscal year, is in a surplus or deficit condition, see Chapter 1238, Statutes of 1990, amended Government Code Section 13307. As part of the amendment, the unencumbered balances of continuing appropriations which exist when no commitment for an expenditure is made should be an item of disclosure, but the amount shall not be deducted from the fund balance. Accordingly, the General Fund condition included in the 2004-05 Governor's Budget includes the unencumbered balances of continuing appropriations as a footnote to the statement ($587.4 million in 2002-03, $471.3 million in 2003-04 and $155.9 million in 2004-05). However, in accordance with Government Code Section 12460, the State's Budgetary/Legal Basis Annual Report reflects a specific reserve for the encumbered balance for continuing appropriations.

(j) During 1995, a reserve was established in the General Fund balance for the $1.7 billion of previously recorded school loans which had been authorized by Chapter 703, Statutes of 1992 and Chapter 66, Statutes of 1993. These loans were repaid from future General Fund appropriations as part of the settlement of litigation. This accounting treatment is consistent with the State's audited financial statements prepared in accordance with GAAP.

(k) Includes Special Fund for Economic Uncertainties ("SFEU"). The Department of Finance generally includes in its estimates of the SFEU and set aside reserves, if any, the items reported in the table under "Reserved for Unencumbered Balances of Continuing Appropriations," "Reserved for School Loans," and "Unreserved--Undesignated." The Department of Finance estimates a $2.198 billion SFEU balance on June 30, 2004, and projects a $768 million SFEU balance on June 30, 2005, based upon the 2004 Budget Act, enacted on July 31, 2004.

     REVENUE AND EXPENDITURE ASSUMPTIONS

The table below presents the Department of Finance's budget basis statements of major General Fund revenue sources and expenditures for the 2002-03 fiscal year and the 2004 Budget Act estimates for the 2003-04 and 2004-05 fiscal years.

                                    TABLE 12

               MAJOR GENERAL FUND REVENUE SOURCES AND EXPENDITURES

                                                                  REVENUES (MILLIONS)
                                                                      FISCAL YEARS
                                                ----------------------------------------------------------
                                                2002-03(a)      2003-04(b)      2003-04(c)      2004-05(c)
                  SOURCE                          ACTUAL         ENACTED         REVISED         ENACTED
---------------------------------------------   ----------      ----------      ----------      ----------
Personal Income Tax                             $   32,710      $   33,596      $   36,000      $   38,974
Sales and Use Tax                                   22,415          23,518          23,720          25,146
Corporation Tax(d)                                   6,804           7,035           7,280           7,573
Insurance Tax                                        1,880           2,068           2,090           2,195
Economic Recovery Bonds(e)                           9,242               -           2,012               -
All Other                                            7,513(f)        7,136(g)        5,480(h)        3,363(i)
                                                ----------      ----------      ----------      ----------
     Total Revenues and Transfers               $   80,564      $   73,353      $   76,582      $   77,251
                                                ==========      ==========      ==========      ==========

                                                                  EXPENDITURES (MILLIONS)
                                                                      FISCAL YEARS
                                                ----------------------------------------------------------
                                                2002-03(a)      2003-04(b)      2003-04(c)      2004-05(c)
                  FUNCTION                        ACTUAL          ENACTED         REVISED         ENACTED
---------------------------------------------   ----------      ----------      ----------      ----------
K-12 Education                                  $   28,788      $   29,318      $   29,767      $   34,049
Health and Human Services                           23,060          23,358          22,969          25,467
Higher Education                                     9,488           8,679           8,795           9,360
Youth and Adult Correctional                         5,837           5,644           5,424           6,392
Legislative, Judicial and Executive                  2,459           2,406           2,549           2,730
Tax Relief                                           4,447             707(j)        3,334             668(m)
Resources                                            1,147             865             986           1,020
State and Consumer Services                            468             444             471             514
Business, Transportation and Housing                   206             512             516             377
All Other                                            1,582            (796)(k)       2,823(1)       (1,896)(n)
                                                ----------      ----------      ----------      ----------
     Total Expenditures                         $   76,482      $   71,137      $   77,634      $   78,681
                                                ==========      ==========      ==========      ==========

----------
Footnotes continue on following page.

Source: State of California, Department of Finance. Figures in this table may differ from the figures in Table 4; see "Note" to Table 4.

(a) Figures for fiscal year 2002-03, prepared by the Department of Finance, are slightly different than the figures in Table 11, prepared by the State Controller's Office, because of certain differences in accounting methods used by the two offices.

(b)  2003 Budget Act, August 2, 2003.

(c)  2004 Budget Act, July 31, 2004.

(d) Reflects the Administration's expectations regarding the effect of the court's decision in FARMER BROTHERS COMPANY V. FRANCHISE TAX BOARD (California Court of Appeal, Second District, Case No. B160061). A $465 million negative prior year adjustment is included in the 2004 Budget Act.

(e) Reflects the Administration's issuance of economic recovery bonds sufficient to provide $11.254 billion net proceeds to the General Fund in fiscal year 2003-04 (issued on May 11, 2004 and June 16, 2004). See "STATE

     INDEBTEDNESS AND OTHER OBLIGATIONS-- Economic Recovery Bonds." For budgeting purposes, $9.242 billion of this amount is shown in fiscal year 2002-03.

(f) Includes $2.5 billion for tobacco securitization bond proceeds and about $2.8 billion in inter-fund loans and transfers.

(g) Includes $2.0 billion for tobacco securitization bond proceeds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Tobacco Settlement Revenue Bonds." Also includes the anticipated receipt of $996 million from pension obligation bonds, which were not issued. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds."

(h) Includes $2.264 billion for tobacco securitization bond proceeds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Tobacco Settlement Revenue Bonds."

(i) Includes $300 million for Indian gaming revenues and $577 million from pension obligation bonds.

(j) Reflects the suspension of VLF "backfill" payments to local governments, which was rescinded on November 17, 2003. See "STATE FINANCES--Local Governments."

(k) Reflects reduced expenditures of $912 million due to the anticipated receipt of pension obligation bond proceeds to cover General Fund contributions to pension funds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds."

(l) Reflects the transfer of $2.012 billion of economic recovery bond proceeds to the Deficit Recovery Fund.

(m) Reflects the proposed elimination of VLF "backfill" payments to local governments.

(n) Reflects General Fund payment offsets from moneys deposited in the Deficit Recovery Fund ($2.012 billion) and the Public Benefit Trust Fund from punitive damages awards ($450 million).

     DEVELOPMENT OF REVENUE ESTIMATES

The development of the forecast for the major General Fund revenues begins with a forecast of national economic activity prepared by an independent economic forecasting firm. The Department of Finance's Economic Research Unit, under the direction of the Chief Economist, adjusts the national forecast based on the Department's economic outlook. The national economic forecast is used to develop a forecast of similar indicators for California activity.
After finalizing the forecasts of major national and California economic indicators, revenue estimates are generated using revenue forecasting models developed and maintained by the Department of Finance. With each forecast, adjustments are made for any legislative, judicial, or administrative changes, as well as for recent cash results. The forecast is updated twice a year and released with the Governor's Budget by January 10 and the May Revision by May 14.

     ECONOMIC ASSUMPTIONS

The revenue and expenditure assumptions set forth above have been based upon certain estimates of the performance of the California and national economies in calendar years 2004 and 2005. In the May Revision, the Department of Finance projected that the California economy would grow moderately in calendar year 2004 and at a faster pace in calendar year 2005.
Both the California economy and the national economy have improved since the second quarter of 2003. Output of the national economy, adjusted for inflation, has grown more strongly, and job growth has turned around more recently. Personal income growth picked up in California during 2003, particularly in the fourth quarter. Job growth has also improved in the state in recent months but not as much as in the rest of the nation, on average. From April 2003 to April 2004, nonfarm payroll employment rose by 0.6 percent in the State and 0.9 percent in the nation. The state unemployment rate was 6.2 percent in April, down from 6.8 percent a year earlier. The national unemployment rate in April 2004 was 5.6 percent, down from 6.0 percent a year earlier.
California total personal income increased by 4.8 percent from the fourth quarter of 2002 to the fourth quarter of 2003, culminating a year of improving personal income growth. For 2003 as a whole, personal income was up 3.7 percent in the state as compared to 3.3 percent in the nation. In addition, exports of made-in-California merchandise rebounded in the first quarter of 2004, increasing by 25 percent on a year-over-year basis. Exports of high-tech goods rose by 20 percent year-over-year. Also, taxable sales posted a sixth consecutive year-over-year gain in the fourth quarter of 2003. Two regional manufacturing surveys and one statewide survey showed improvement comparable to that seen in the first quarter of 2004 for the nation's manufacturing sector. Personal state income tax withholdings were up 8.8 percent in the first four months of 2004, although about a percentage point and a half of that gain was due to March 2004 having two more days of receipts than March 2003.
Construction and real estate markets remained strong in the state in the first quarter of 2004. Total new units permitted were up slightly from a strong first quarter in 2003. Also, valuation of private nonresidential building permits increased slightly after three years of steady declines.
Low mortgage rates kept residential real estate markets strong in the first quarter of 2004. The median price of homes sold in Southern California hit a new record of $371,000 in March, up 23.3 percent from a year earlier. Sales were up over 17 percent from a year ago. Despite a still-sluggish economy, home price appreciation and sales were also strong in the San Francisco Bay Area. The median price of homes sold was a record $474,000 in March, up 13.1 percent from a year earlier. Sales were up 25 percent from a year ago.
As noted above, the May Revision projects moderate growth in calendar year 2004 and faster growth in calendar year 2005. Unemployment is expected to remain above 6 percent throughout the period. Personal income is projected to grow 5.4 percent in 2004 and 5.6 percent in 2005, which is slower than has been observed in past recoveries.
The Department of Finance set out the following estimates for the State's economic performance in calendar years 2004 and 2005, which were used in predicting revenues and expenditures for the May Revision. Also shown is the Department of Finance's previous forecast for the same calendar years, which were contained in the 2004-05 Governor's Budget.

                                    TABLE 13

                    ESTIMATES OF STATE'S ECONOMIC PERFORMANCE

                                          FOR CALENDAR YEAR 2004               FOR CALENDAR YEAR 2005
                                    --------------------------------    ----------------------------------
                                       2004-05            2004-05           2004-05            2004-05
                                      GOVERNOR'S            MAY           GOVERNOR'S             MAY
                                       BUDGET(a)        REVISION(b)        BUDGET(a)         REVISION(b)
                                    -------------      -------------    --------------      --------------
Non-farm wage and salary
employment
(000)                                      14,602             14,525            14,906              14,832
     Percent Change                           1.1%               0.8%              2.1%                2.1%

Personal income ($ billions)             $  1,266           $  1,262          $  1,341           $   1,333
     Percent Change                           5.6%               5.4%              5.9%                5.6%
Housing Permits (Units 000)                   192                200               198                 200
Consumer Price Index (percent
     change)                                  1.9%               2.5%              2.7%                2.3%

----------

(a)  Fiscal Year 2004-05 Governor's Budget Summary: January 9, 2004.

(b)  May Revision May 13, 2004.

Source: State of California, Department of Finance.

                              FINANCIAL STATEMENTS

The Audited Annual Financial Statements of the State of California for the Year Ended June 30, 2003 (the "Financial Statements") are available. As of June 30, 2002, the State of California has implemented a new financial reporting model, as required by the Governmental Accounting Standards Board ("GASB") in conformity with accounting principles generally accepted in the United States of America. The GASB sets standards of accounting and financial reporting for state and local governments, which have significantly changed the presentation of the financial statements. The Financial Statements consists of an Independent Auditor's Report, a Management Discussion and Analysis, Basic Financial Statements of the State for the Year Ended June 30, 2003 ("Basic Financial Statements"), and Supplementary Information. Only the Basic Financial Statements have been audited, as described in the Independent Auditor's Report. A description of the new accounting and financial reporting standards is contained in Note 1 of the Basic Financial Statements.

Potential investors may obtain or review a copy of the Financial Statements from the following sources:

1. By obtaining from any Nationally Recognized Municipal Securities Information Repository, or any other source, a copy of the State of California's Official Statement dated March 24, 2004, relating to the issuance of $186,110,000 State Public Works Board Lease Revenue Refunding Bonds (Department of Corrections), Series D and $93,975,000 of State Public Works Board Lease Revenue Refunding Bonds (Department of Corrections), Series E. The Financial Statements are printed in full in such Official Statement. No part of the March 24, 2004 Official Statement is incorporated into this document except the Financial Statements.
2. By accessing the internet website of the State Controller (www.sco.ca.gov) and selecting "California Government--State and Local," then "State Government," then finding the heading "Publications" and selecting "Comprehensive Annual Financial Report--Year Ended June 30, 2003," or by contacting the Office of the State Controller at (916) 445-2636.
3. By accessing the internet website of the State Treasurer (www.treasurer.ca.gov) and selecting "Financial Information" and then "Audited General Purpose Financial Statements," or by contacting the Office of the State Treasurer at (800) 900-3873.

The State Controller's unaudited reports of cash receipts and disbursements for the periods of July 1, 2003 through June 30, 2004 and July 1, 2004 through August 31, 2004 are also included as Exhibits to this APPENDIX C and are available on the State Controller's website.
Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller's Office and the Legislative Analyst's Office. The State Controller issues a monthly report on cash receipts and disbursements recorded on the Controller's records. The Department of Finance issues a monthly bulletin, available by accessing the internet website of the Department of Finance (www.dof.ca.gov), which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The Administration also formally updates its budget projections three times during each fiscal year, in January, May, and at the time of budget enactment. These bulletins and reports are available on the internet at websites maintained by the agencies and by contacting the agencies at their offices in Sacramento, California. Such bulletins and reports are not part of or incorporated into the Official Statement. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year. Information which may appear in the Official Statement from the Department of Finance concerning monthly receipts of "agency cash" may differ from the State Controller's reports of cash receipts for the same periods because of timing differences in the recording of in-transit items.

                          OVERVIEW OF STATE GOVERNMENT

     ORGANIZATION OF STATE GOVERNMENT

The State Constitution provides for three separate branches of government: the legislative, the judicial and the executive. The Constitution guarantees the electorate the right to make basic decisions, including amending the Constitution and local government charters. In addition, the State voters may directly influence State government through the initiative, referendum and recall processes.

California's Legislature consists of a forty-member Senate and an eighty-member Assembly. Assembly members are elected for two-year terms, and Senators are elected for four-year terms. Assembly members are limited to three terms in office and Senators to two terms. The Legislature meets almost year round for a two-year session. The Legislature employs the Legislative Analyst, who provides reports on State finances, among other subjects. The Bureau of State Audits, headed by the State Auditor, an independent office since 1993, annually issues an auditor's report based on an examination of the General Purpose Financial Statements of the State Controller, in accordance with generally accepted accounting principles. See "FINANCIAL STATEMENTS."

The Governor is the chief executive officer of the State and is elected for a four-year term. The Governor presents the annual budget and traditionally presents an annual package of bills constituting a legislative program. In addition to the Governor, State law provides for seven other statewide elected officials in the executive branch. The current elected statewide officials, their party affiliation and the dates on which they were first elected are as follows:

OFFICE                                      NAME                        PARTY AFFILIATION    FIRST ELECTED
-----------------------------------------   -------------------------   -----------------   ---------------
Governor                                    Arnold Schwarzenegger          Republican             2003
Lieutenant Governor                         Cruz Bustamante                 Democrat              1998
Controller                                  Steve Westly                    Democrat              2002
Treasurer                                   Philip Angelides                Democrat              1998
Attorney General                            Bill Lockyer                    Democrat              1998
Secretary of State                          Kevin Shelley                   Democrat              2002
Superintendent of Public Instruction        Jack O'Connell                  Democrat              2002
Insurance Commissioner                      John Garamendi                  Democrat              2002


The current term for each office expires in January 2007. Persons elected to statewide offices are limited to two terms in office (eight years) from the dates shown above. Mr. Garamendi previously served as elected Insurance Commissioner before term limits were enacted. Governor Schwarzenegger may seek re-election in 2006 to one term.

The executive branch is principally administered through eleven major agencies and departments: Business, Transportation and Housing Agency, Child Development and Education Agency, Environmental Protection Agency, Department of Finance, Department of Food and Agriculture, Health and Human Services Agency, Labor and Workforce Development Agency, Resources Agency, State and Consumer Services Agency, Department of Veterans Affairs and Youth and Adult Correctional Agency. In addition, some State programs are administered by boards and commissions, such as The Regents of the University of California, Public Utilities Commission, Franchise Tax Board and California Transportation Commission, which have authority over certain functions of State government with the power to establish policy and promulgate regulations. The appointment of members of boards and commissions is usually shared by the Legislature and the Governor, and often includes ex officio members.
California has a comprehensive system of public higher education comprised of three segments: the University of California, the California State University System and California Community Colleges. The University of California provides undergraduate, graduate and professional degrees to students. Approximately 49,650 degrees were awarded in the 2002-03 school year. About 203,900 full-time students were enrolled at the nine UC campuses and the Hastings College of Law in the 2003-04 school year. The California State University System provides undergraduate and graduate degrees to students. Approximately 76,755 degrees were awarded in the 2002-03 school year. About 334,900 full-time students were enrolled at the 23 campuses in the 2003-04 school year. The third sector consists of 109 campuses operated by 72 community college districts which provide associate degrees and certificates to students. Additionally students may attend community colleges to meet basic skills and other general education requirements prior to transferring to a four-year undergraduate institution. Approximately 118,000 associate degrees and certificates were awarded in the 2002-03 school year. About 1.7 million students were enrolled in California's community colleges in the spring of 2003.

         EMPLOYEE RELATIONS

In 2004-05, the State work force is comprised of approximately 318,000 personnel years, of which approximately 116,000 personnel years represent employees of institutions of higher education. Of the remaining 202,000 personnel years, approximately 166,000 are subject to collective bargaining and approximately 36,000 are excluded from collective bargaining. State law provides that State employees, defined as any civil service employee of the State and teachers under the jurisdiction of the Department of Education or the Superintendent of Public Instruction, and excluding certain other categories, have a right to form, join, and participate in the activities of employee organizations for the purpose of representation A-46 on all matters of employer-employee relations. The chosen employee organization has the right to represent its members, except that once an employee organization is recognized as the exclusive representative of a bargaining unit, only that organization may represent employees in that unit.

The scope of representation is limited to wages, hours, and other terms and conditions of employment. Representatives of the Governor are required to meet and confer in good faith and endeavor to reach agreement with the employee organization, and, if agreement is reached, to prepare a memorandum of understanding and present it to the Legislature for ratification. The Governor and the recognized employee organization are authorized to agree mutually on the appointment of a mediator for the purpose of settling any disputes between the parties, or either party could request the Public Employment Relations Board to appoint a mediator.

There are twenty-one collective bargaining units that represent state employees. Seven bargaining unit contracts expire in June 2005, five expire in June 2006, one expires in July 2006, and two expire in June 2008. For the remaining six units, comprising approximately 15 percent of the State workforce, that do not have a signed contract; the terms of the prior agreements remain in effect. The Department of Personnel Administration is continuing to negotiate with these units. The State has not experienced a major work stoppage since 1972. The California State Employees' Association is the exclusive representative for nine of the twenty-one collective bargaining units, or approximately 50 percent of those employees subject to collective bargaining. Each of the remaining exclusive representatives represents only one bargaining unit. The State recently signed an addendum to the Bargaining Unit 6 (Corrections) memorandum of understanding that will defer a portion of the scheduled salary increases for their members resulting in a savings of $108 million over the next two years.

                             ECONOMY AND POPULATION

     INTRODUCTION

California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California's economy slipped into a recession, which was concentrated in the State's high-tech sector and, geographically, in the San Francisco Bay Area. The economy has since stabilized with 136,300 jobs gained between July 2003 and June 2004 compared with 341,200 jobs lost between March 2001 and July 2003. See "CURRENT STATE BUDGET--Economic Assumptions."

     POPULATION AND LABOR FORCE

The State's July 1, 2003 population of over 35 million represented over 12 percent of the total United States population.
California's population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2002, the 5-county Los Angeles area accounted for 49 percent of the State's population, with over 17.0 million residents, and the 10-county San Francisco Bay Area represented 20 percent, with a population of over 7.0 million.
The following table shows California's population data for 1994 through 2003.

                                    TABLE 14
                             POPULATION 1994-2003(a)


              CALIFORNIA         % INCREASE OVER       UNITED STATES      % INCREASE OVER         CALIFORNIA AS %
 YEAR         POPULATION         PRECEDING YEAR         POPULATION         PRECEDING YEAR        OF UNITED STATES
-------     --------------     ------------------     ---------------    -----------------      -------------------
1994          31,523,080               0.7%             263,125,821             1.2%                   12.0%
1995          31,711,094               0.6              266,278,393             1.2                    11.9
1996          31,962,050               0.8              269,394,284             1.2                    11.9
1997          32,451,746               1.5              272,646,925             1.2                    11.9
1998          32,861,779               1.3              275,854,104             1.2                    11.9
1999          33,417,247               1.7              279,040,168             1.2                    12.0
2000          34,040,489               1.9              282,177,754             1.1                    12.1
2001          34,726,513               2.0              285,093,813             1.0                    12.2
2002          35,336,138               1.8              287,973,924             1.0                    12.3
2003          35,933,943               1.7              290,809,777             1.0                    12.4

----------
(a)  Population as of July 1.

Source: U. S. figures from U.S. Department of Commerce, Bureau of the Census; California figures from State of California, Department of Finance.

The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1994 to 2003.

                                    TABLE 15
                              LABOR FORCE 1994-2003
                                   (THOUSANDS)


                                                                              UNEMPLOYMENT RATE (%)
        YEAR                 LABOR FORCE            EMPLOYMENT           CALIFORNIA         UNITED STATES
--------------------    -------------------   ---------------------   -----------------   -----------------
1994                           15,294                 13,979                8.6%                6.1%
1995                           15,236                 14,040                7.8                 5.6
1996                           15,371                 14,261                7.2                 5.4
1997                           15,786                 14,792                6.3                 4.9
1998                           16,138                 15,181                5.9                 4.5
1999                           16,376                 15,522                5.2                 4.2
2000                           16,892                 16,057                4.9                 4.0
2001                           17,172                 16,249                5.4                 4.7
2002                           17,376                 16,215                6.7                 5.8
2003                           17,460                 16,283                6.8                 6.0

----------
Source: State of California, Employment Development Department.

     EMPLOYMENT, INCOME, CONSTRUCTION AND EXPORT GROWTH

The following table shows California's non-agricultural employment distribution and growth for 1993 and 2003.

                                    TABLE 16
                       PAYROLL EMPLOYMENT BY MAJOR SECTOR
                                  1993 AND 2003


                                                                EMPLOYMENT              % DISTRIBUTION
                                                                (THOUSANDS)             OF EMPLOYMENT
                                                        --------------------------  ------------------------
INDUSTRY SECTOR                                            1993             2003       1993          2003
-----------------------------------------------------   ---------        ---------  ----------    ----------
Trade, Transportation and Utilities                       2,337.6          2,722.0     19.4%         18.9%
Government
     Federal Government                                     336.2            258.7      2.8           1.8
     State and Local Government                           1,744.4          2,167.7     14.5          15.0
Professional and Business Services                        1,541.6          2,108.1     12.8          14.6
Manufacturing
     Nondurable goods                                       613.4            563.1      5.1           3.9
     High Technology                                        523.2            399.5      4.4           2.8
     Other Durable Goods                                    558.6            582.3      4.6           4.0
Educational and Health Services                           1,195.8          1,536.3      9.9          10.7
Leisure and Hospitality                                   1,124.5          1,397.6      9.3           9.7
Financial Activities                                        787.0            886.8      6.5           6.2
Construction                                                458.9            788.8      3.8           5.5
Other Services                                              408.2            505.8      3.4           3.5
Information                                                 386.2            471.4      3.2           3.3
Natural Resources and Mining                                 29.8             22.1      0.3           0.1
                                                        ---------        ---------  ----------    ----------
         TOTAL NON-AGRICULTURAL                          12,045.4         14,410.2      100%          100%
                                                        =========        =========  ==========    ==========

----------
Source:  State of California, Employment Development Department.

The following tables show California's total and per capita income patterns for selected years.

                                    TABLE 17
                TOTAL PERSONAL INCOME IN CALIFORNIA 1994-2003(a)


                                                                     CALIFORNIA
          YEAR                   MILLIONS          % CHANGE(b)       % OF U.S.
--------------------------   -----------------   ---------------   ---------------
1994(c)                         $   730,529            3.2%             12.4%
1995                                765,806            4.8              12.4
1996                                810,448            5.8              12.3
1997                                860,545            6.2              12.4
1998                                936,009            8.8              12.5
1999                                999,228            6.8              12.7
2000                              1,103,842           10.5              13.0
2001                              1,135,848            2.9              13.0
2002                              1,154,685            1.7              12.9
2003                              1,197,550            3.7              12.9

----------

(a)  Bureau of Economic Analysis (BEA) estimates as of April 2004.

(b)  Change from prior year.

(c) Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.

Note:    Omits income for government employees overseas.

Source:  U.S. Department of Commerce, BEA.

                                    TABLE 18
                     PER CAPITA PERSONAL INCOME 1994-2003(a)


                                                                                                           CALIFORNIA %
       YEAR               CALIFORNIA          % CHANGE(b)         UNITED STATES         % CHANGE(b)          OF U.S.
--------------------   ----------------    -----------------   -------------------    ---------------   ------------------
       1994(c)           $  23,203                2.5%             $  22,172                3.9%              104.7%
       1995                 24,161                4.1                 23,076                4.1               104.7
       1996                 25,312                4.8                 24,175                4.8               104.7
       1997                 26,490                4.7                 25,334                4.8               104.6
       1998                 28,374                7.1                 26,883                6.1               105.5
       1999                 29,828                5.1                 27,939                3.9               106.8
       2000                 32,466                8.8                 29,847                6.8               108.8
       2001                 32,892                1.3                 30,527                2.3               107.7
       2002                 32,989                0.3                 30,906                1.2               106.7
       2003                 33,749                2.3                 31,632                2.3               106.7


(a)  BEA's estimates as of April 2004.

(b)  Change from prior year.

(c) Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.

Note:    Omits income for government employees overseas.

Source:  U.S. Department of Commerce, BEA.

The following tables show California's residential and non-residential construction.

                                    TABLE 19

                 RESIDENTIAL CONSTRUCTION AUTHORIZED BY PERMITS

                                                    UNITS
                         -----------------------------------------------------------        VALUATION(a)
         YEAR                   TOTAL               SINGLE            MULTIPLE               (MILLIONS)
----------------------   ------------------    ----------------   ------------------    --------------------
         1995                   85,293               68,689              16,604              $  13,879
         1996                   94,283               74,923              19,360                 15,289
         1997                  111,716               84,780              26,936                 18,752
         1998                  125,707               94,298              31,409                 21,976
         1999                  140,137              101,711              38,426                 25,783
         2000                  148,540              105,595              42,945                 28,142
         2001                  148,757              106,902              41,855                 28,804
         2002                  167,761              123,865              43,896                 33,305
         2003                  195,682              138,762              56,920                 38,968

----------
(a)  Valuation includes additions and alterations.

Source: Construction Industry Research Board

                                    TABLE 20

                           NONRESIDENTIAL CONSTRUCTION
                                   (THOUSANDS)

                                                                                    ADDITIONS AND
       YEAR              COMMERCIAL            INDUSTRIAL           OTHER            ALTERATIONS             TOTAL
--------------------   ---------------     -----------------   ----------------    ---------------     ----------------
       1995             $  2,308,911          $   732,874       $  1,050,693        $  4,062,273         $  8,154,751
       1996                2,751,925            1,140,574          1,152,443           4,539,219            9,584,161
       1997                4,271,378            1,598,428          1,378,220           5,021,792           12,269,818

       1998                5,419,251            2,466,530          1,782,337           5,307,901           14,976,019
       1999                5,706,719            2,256,166          2,350,213           6,269,194           16,582,292
       2000                6,962,031            2,206,169          2,204,754           7,252,004           18,624,958
       2001                6,195,368            1,552,047          2,584,321           6,421,551           16,753,287
       2002                5,195,348            1,227,754          2,712,681           5,393,329           14,529,112
       2003                4,039,561            1,320,222          2,954,039           5,601,117           13,914,939

----------
Source: Construction Industry Research Board

The following table shows California's export growth for the period from 1996 through 2003.

                                    TABLE 21
                        EXPORTS THROUGH CALIFORNIA PORTS
                                   (MILLIONS)

               YEAR                                 EXPORTS(a)                           %CHANGE(b)
------------------------------------   -------------------------------------   -----------------------------
               1996                               $  124,120.0                                6.2%
               1997                                  131,142.7                                5.7
               1998                                  116,282.4                              -11.3
               1999                                  122,092.8                                5.0
               2000                                  148,554.6                               21.7
               2001                                  127,255.3                              -14.3
               2002                                  111,340.1                              -12.5
               2003                                  113,550.7                                2.0

----------

(a)  "Free along ship" Value Basis.

(b)  Change from prior year.

Source: U.S. Department of Commerce, Bureau of the Census

                                   LITIGATION

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General. See "LITIGATION" in the main body of the Official Statement.

     CHALLENGE RELATED TO THE VEHICLE LICENSE FEE OFFSET AND RELATED PAYMENTS TO LOCAL GOVERNMENTS

State law establishes an excise tax on motor vehicles and manufactured homes in the amount of two percent (2%) of the vehicle's or home's fair market value. In 1999, pursuant to Revenue and Taxation Code section 10754, the Legislature adopted successive offsets to the vehicle license fee paid by vehicle owners and mobile home owners. As a result of these offsets, the State transferred money each month from the General Fund to local governments in the amount of the cumulative offsets. In June 2003, the Davis Administration determined that there were insufficient moneys available to be transferred from the General Fund to fund vehicle license fee offset payments the State was making to local governments. See "STATE FINANCES--Local Governments--Vehicle License Fee." This caused the State Department of Motor Vehicles and the State Department of Housing and Community Development to discontinue the offsets and, correspondingly, the amount of vehicle license fees paid by vehicle owners and mobile home owners increased. Shortly after taking office on November 17, 2003, Governor Schwarzenegger issued Executive Order S-1-03, rescinding the Davis Administration's action and directing the Department of Motor Vehicles to reinstate the General Fund offset to the vehicle license fee provided in Revenue and Taxation Code Section 10754 "as soon as administratively feasible." By subsequent administrative action, the Administration adjusted current year expenditures in order to commence transfers from the General Fund to local governments in the amount of the offsets. On January 30, 2004, ROBERT BROOKS AND DAVID GAUTREAUX V. GOVERNOR ARNOLD SCHWARZENEGGER (Case No. BC309929) was filed in the Los Angeles County Superior Court. In this case, plaintiffs allege that the adjustments of current year expenditures made by the Administration in order to provide for the transfers to local governments violates the California Constitution, and ask the Court to enjoin the Director of A-52 Finance and the Controller from making offset-related payments to local governments until an appropriation for that purpose is made by the Legislature. This matter is pending in the trial court.

     CHALLENGE SEEKING PAYMENT TO TEACHER'S RETIREMENT BOARD

In May 2003, the Legislature enacted legislation (Chapter 6, Statutes of 2003-04, First Extraordinary Session, Senate Bill No. 20, "SBX1 20") that deferred the payment of $500 million to CalSTRS's Supplemental Benefit Maintenance Account ("SBMA"). SBX1 20 also establishes an appropriation of an amount not to exceed $500 million, in 2006 and every four years thereafter, for the purpose of funding the SBMA. The actual amount of such appropriation, if any, will be determined following a report by the CalSTRS managing board that the funds in the SBMA will be insufficient in any fiscal year before July 1, 2036 to provide certain payments to CalSTRS members, and the certification of the amount of any such appropriation by the State's Director of Finance. On October 14, 2003, the CalSTRS board and certain CalSTRS members filed a complaint, now pending in the Sacramento County Superior Court as TEACHER'S RETIREMENT BOARD, AS MANAGER OF THE CALIFORNIA STATE TEACHERS, RETIREMENT SYSTEM, ET AL. V. DONNA ARDUIN, DIRECTOR OF CALIFORNIA DEPARTMENT OF FINANCE, AND STEVE WESTLY, CALIFORNIA STATE CONTROLLER (Case No. 03CS01503). This lawsuit seeks, primarily, a writ of mandate compelling the State Controller to transfer funds from the State's General Fund to the SBMA in an amount equal to the continuing appropriation as it existed prior to the enactment of SBX1 20. It also seeks injunctive and declaratory relief to the same effect. On August 20, 2004, the trial court heard a motion for summary judgment in this case brought by the Director of Finance. The trial court judge has taken the matter under submission. To the extent the trial court does not grant the motion for summary judgment, trial is currently scheduled to begin on December 17, 2004.

     ACTIONS SEEKING FLOOD-RELATED DAMAGES

In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In MCMAHAN
V. STATE, (Sacramento County Superior Court, Case No. 02-AS-06058), a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the flooding. A trial date has been scheduled for October 24, 2004. The State is vigorously defending the action. PATERNO V. STATE OF CALIFORNIA (Yuba County Superior Court, Judicial Counsel Coordination Proceeding 2104) is a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals of the decision in the sample plaintiffs' action, and upon remand, plaintiffs' inverse condemnation cause of action was re-tried. The trial court ruled in favor of the State as to all plaintiffs. The appellate court reversed the trial court judgment and remanded the case to the trial court with directions to enter judgment in favor of plaintiffs and ordered the State to pay costs on appeal and costs of suit, including reasonable attorney, appraisal and engineering fees actually incurred. On March 17, 2003, the Supreme Court denied the State's petition for review (California Supreme Court, Case No. S121713) of the appellate court's decision. That denial brought the liability phase of this litigation to a close. The issues of damages, interest, fees, costs and expenses are being litigated in the Yuba County Superior Court. Further action on these issues has been temporarily stayed, pending resolution of an interim writ proceeding pending in the Court of Appeal (Third Appellate District, PATERNO ET AL. V. SUPERIOR COURT, YUBA COUNTY, Case No. C046473).

     TAX REFUND CASES

Six pending cases challenge the Franchise Tax Board's treatment of receipts from investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation's California tax obligation. In GENERAL MOTORS CORP. V. FRANCHISE TAX BOARD, the California Court of Appeal affirmed the trial court's ruling in favor of the Franchise Tax Board on this issue and General Motors has filed a petition for review of this decision with the California Supreme Court (GENERAL

MOTORS CORP. V. FRANCHISE TAX BOARD, Case No. S127086). THE LIMITED STORES, INC. AND AFFILIATES V. FRANCHISE TAX BOARD is pending in the Court of Appeal, First Appellate District (Case No. A102915); TOYS "R" US, INC. V. FRANCHISE TAX BOARD is pending in the Court of Appeal, Third Appellate District (Case No. C045386); and MICROSOFT CORPORATION V. FRANCHISE TAX BOARD is pending in the Court of Appeal, First Appellate District (Case No. A105312). The trial courts in THE LIMITED STORES and TOYS "R" US ruled in favor of the Franchise Tax Board on this issue; in MICROSOFT CORPORATION, the trial court ruled against the Franchise Tax Board. MONTGOMERY WARD LLC V. FRANCHISE TAX BOARD is pending in the San Diego Superior Court (Case No. 802767), and COLGATE-PALMOLIVE V. FRANCHISE TAX BOARD is pending in the Sacramento County Superior Court (Case No. 03AS00707). Other taxpayers have raised this same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $400 million, with a potential future annual revenue loss of $85 million. The State is vigorously litigating this issue.
In COUNTY OF ORANGE V. ORANGE COUNTY ASSESSMENT APPEALS BOARD #3; BEZAIRE, ET AL., REAL PARTIES IN INTEREST, (Court of Appeal, Fourth Appellate District, Division 3, Case No. G032412), the court issued a unanimous published decision (117 Cal. App. 4th 121) reversing a trial court decision that determined the Orange County assessor's office had received property taxes from two taxpayers in excess of the amounts collectable under Article XIII A of the California Constitution (implemented in 1978 by Proposition 13). The plaintiffs' legal claim focused on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. On July 21, 2004, the California Supreme Court (Case No. S124682) denied plaintiffs' petition for review. That brings this case to a close. However, a similar challenge to the practices of the assessor for the County of Marin, ALAN J. TITUS AND MARJORIE GOLDMAN V. COUNTY OF MARIN, is pending in the Court of Appeal, First Appellate District, Division Two (Case No. A104960). The State is not a party to this pending litigation, but the effects of a final determination by an appellate court that the contested assessment practices are contrary to Proposition 13 could result in an increase in the State general fund component of the financing guarantee to public schools established by Proposition 98 (see "STATE FINANCES--Proposition 98") in an amount in excess of several billion dollars.

     ENVIRONMENTAL CLEANUP MATTER

In a federal Environmental Protection Agency ("U.S. EPA") administrative abatement action entitled IN THE MATTER OF: LEVIATHAN MINE, ALPINE COUNTY, CALIFORNIA, REGIONAL WATER QUALITY CONTROL BOARD, LAHONTAN REGION, STATE OF CALIFORNIA (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board ("Board"). Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA "Superfund" List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The alleged bases for the State's liability are the State's ownership of the mine site and the terms of a 1983 settlement agreement with ARCO. The Board has undertaken certain remedial action at the mine site, but the U.S. EPA's decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking A-54 damages against the State which was formerly named the Board of Control, the "Government Claims Board"). Litigation on these claims has been tolled by agreement among the parties until October 1, 2004. It is possible these matters could result in a potential loss to the State in excess of $400 million.

     ENERGY-RELATED MATTERS

In PEOPLE V. ACN ENERGY, INC., ET AL. (Sacramento County Superior Court, Case No. 01AS05497), the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor's issuance of executive orders, under the California Emergency Service Act, "commandeering" power purchase arrangements held by Pacific Gas & Electric Company ("PG&E") and Southern California Edison ("SCE"), referred to as "block forward contracts." In this action the State seeks a declaration that the State is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the Department of Water Resources for electricity received under the "commandeered" "block forward contracts." Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by PG&E, Reliant Energy Services, Dynegy Power Marketing, Williams Energy Services, Sempra Energy Trading, the California Power Exchange, Mirant Americas Energy, Duke Energy Trading and Marketing, and numerous other market participants have been joined with the declaratory relief action in Judicial Council Coordination Proceeding No. 4203, in Sacramento County Superior Court. In an administrative proceeding action before the Government Claims Board (which was dismissed on procedural grounds), the California Power Exchange stated claims for "commandeering" the "block forward contracts" in the amount of approximately $1 billion.
PACIFIC GAS AND ELECTRIC COMPANY V. THE STATE OF CALIFORNIA is now pending in the Court of Appeal, Third Appellate District (Case No. C043507). In the trial court, PG&E filed a complaint for breach of contract alleging that statutes enacted in 1996 as part of the restructuring of the electric power industry in California ("AB 1890") established a "regulatory contract" between the State and PG&E that authorized PG&E to sell the output of its retained generation facilities in interstate power markets at prices regulated by FERC and to sell the facilities themselves, and that by amending AB 1890 in 2001, the State deprived PG&E of the right to such sales and thereby breached that "regulatory contract." PG&E's complaint sought damages in an amount to be proven, but in an administrative proceeding before the Government Claims Board, in which PG&E's claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action. The trial court sustained the demurrer of the State without leave to amend, dismissing the lawsuit. The pending action is PG&E's appeal of that dismissal.

     ESCHEATED PROPERTY CLAIMS

In three pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time the Controller sells property that has escheated to the State (in these cases, shares of stock): LUSBY-TAYLOR V. CONNELL (U.S. Court of Appeals, Ninth Circuit, Case No. 02-16511); ORFIELD V. CONNELL (Los Angeles County Superior Court, Case No. BC288429); and SUEVER V. CONNELL (U.S. Court of Appeals, Ninth Circuit, Case No. 04-15555). The plaintiffs also claim that the Controller failed to comply with statutory notice requirements when it first received property that had escheated to the State. The plaintiffs seek damages, which certain plaintiffs have articulated as being in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the highest market value of the stock between the date the Controller sold the stock and the present. All of these cases are styled as class actions, though in Lusby-Taylor that issue was not determined prior to the trial court decision that is being appealed. If one or more of these cases is certified as a class action and the class ultimately prevails on the merits, damages for the class could be in A-55 excess of $500 million. The State has prevailed at the trial court in SUEVER and LUSBY-TAYLOR. ORFIELD is being litigated in the trial court. The State is vigorously defending all of these actions. The State has ultimately prevailed in two cases in which plaintiffs also claimed that the Controller's unclaimed property notice practices were unconstitutional and failed to meet statutory requirements: FONG V. WESTLY (2004) 117 Cal.App.4th 841 and HARRIS V. WESTLY (2004) 116 Cal.App.4th 214.
In three pending cases, plaintiffs claim that the State Controller has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: MORRIS V. WESTLY (Los Angeles County Superior Court, Case No. BC310200); TRUST REALTY PARTNERS V. WESTLY (Sacramento County Superior Court, Case No. 04AS02522); and BROWNE V. WESTLY (Sacramento County Superior Court, Case No. 04AS02570). The BROWNE and TRUST REALTY lawsuits focus on the State's elimination of interest payments on unclaimed property claims (Code of Civil Procedure Section 1540, subdivision (c) as amended effective August 11, 2003, "CCP 1540"), and the MORRIS lawsuit challenges both the elimination of interest and whether the State's custodial use of escheated funds entitles the claimant to constructive interest. The MORRIS case seeks a class action determination, and identifies a purported class that could be interpreted to include all persons or entities whose property has been taken into custody by the State. On behalf of the articulated class, the plaintiff in MORRIS seeks a declaration that failure to pay interest is an unconstitutional taking and, among other things, an injunction restraining the State Controller from pursuing the practices complained of in the complaint. The BROWNE and TRUST REALTY PARTNERS cases are not styled as class actions suits, but in addition to seeking general and special damages in a sum according to proof at trial, each case seeks a common fund recovery and an injunction restraining the Controller from engaging in the acts alleged in their respective complaints. If the MORRIS case ultimately prevails as a class action, or the injunctions prayed for in either of the BROWNE or TRUST REALTY PARTNERS cases are issued and upheld, in any case to require the State Controller to pay interest on escheated property as the plaintiffs allege is required by law, costs to the State could be in excess of $500 million.

     ACTION SEEKING DAMAGES FOR ALLEGED VIOLATIONS OF PRIVACY RIGHTS

In GAIL MARIE HARRINGTON-WISELY, ET AL. V. STATE OF CALIFORNIA, ET AL., (Los Angeles County Superior Court, Case No. BC 227373), a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering state prisons for contraband. If this action is certified as a class action, and a court were to award damages pursuant to the California Civil Code for every use of the body imaging machine, damages could be as high as $3 billion. The State is vigorously defending this action.

     ACTIONS SEEKING PROGRAM MODIFICATIONS

In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $400 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

In WILLIAMS, ET AL., V. STATE OF CALIFORNIA, ET AL., (San Francisco County Superior Court, Case No. 312236), a class action for declaratory relief and injunction brought by public school students against the State, the Board of Education, and Department of Education and the Superintendent of Public Instruction, the class alleges inadequacies in the public education system and seeks a variety of programmatic changes to the system including elimination of some types of multi-track, year-round school schedules. A settlement has been reached in this case, which by its terms is subject to the enactment of certain A-56 proposed legislation. The settlement agreement provides proposed legislation which would fund a program to authorize school districts to spend up to $800 million over a period of years for repairs of school facilities at the lowest performing schools; $138.7 million for new instructional materials for students attending certain low performing schools; and $50 million to conduct an assessment of facilities conditions, supplement county school superintendents' capacity to oversee low performing schools and to fund emergency repairs in low performing schools. The legislation also establishes requirements regarding the use of these funds and a variety of other provisions pertaining to education in California. Pursuant to the settlement agreement, the plaintiffs are required to notify the State on or before October 15, 2004, whether the plaintiffs agree that legislation has been adopted as of that date which substantially conforms to the terms of the settlement agreement. The parties have agreed to engage in consultation if substantially conforming legislation has not been adopted as of that date.
In NATURAL RESOURCES DEFENSE COUNCIL ET AL., V. CALIFORNIA DEPARTMENT OF TRANSPORTATION ET AL., (United States District Court, Central District, Case No. 93-6073-ER-(JRX)), plaintiffs obtained an

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injunction requiring the Department of Transportation (the "Department") to
comply with National Pollution Discharge Elimination System ("NPDES") requirements under the federal Clean Water Act ("Act") in connection with storm water discharges from State highways and construction sites in an area that includes most of Los Angeles and Ventura Counties. There is an established dispute resolution procedure intended to resolve disputes without a return to federal court. Subsequent modifications of the injunction have provided for, among other things, studies of pilot projects to address control of the sources of storm water pollution and the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There has been no agreement regarding what measures arising out of the pilot projects and studies will be implemented. Plaintiffs' position is that the Department should be required to retrofit its facilities to treat storm water, regardless of whether any construction is otherwise planned in any given area. For planning purposes, the Department is including an additional 3 percent in the cost of future statewide construction and maintenance projects to pay for compliance measures. This 3 percent increase amounts to $500 million through fiscal year 2006-07. While the impact of a judgment of the scope sought by plaintiffs is difficult to determine, it is possible that a judgment that would require the State to retrofit all its highway facilities throughout the State could cost billions of dollars.
The following cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State defendants in any of these cases could be as high as $1 billion per year in programmatic costs going forward. The State is vigorously defending these actions.
In STEPHEN SANCHEZ, ET AL. V. GRANTLAND JOHNSON, ET AL., (U.S. Court of Appeals, Ninth Circuit, Case No 04-15228), the plaintiffs have appealed a decision by the U.S. District Court dismissing plaintiffs' class action seeking declaratory and injunctive relief. The plaintiffs sought relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the ADA, and violate the Social Security Act, Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons.

In CAPITOL PEOPLE FIRST V. DEPARTMENT OF DEVELOPMENTAL SERVICES (Alameda County Superior Court, Case No. 2002-038715) a consortium of state and national law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services, alleging violations of the Lanterman Act, the ADA, and section 504 of the Rehabilitation Act by defendants needlessly isolate thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

     LOCAL GOVERNMENT MANDATE CLAIMS AND ACTIONS

In a test claim filed by the County of San Bernardino, now pending before the Commission on State Mandates (the "Commission") (Medically Indigent Adults, 01-TC-26 County of San Bernardino, Claimant, Statutes 1982, Chapters 328 and
1594), the Commission is being asked to determine the costs incurred by the county to provide state-mandated care of medically indigent adults ("MIAs"). The amount demanded in the claim for unreimbursed costs for fiscal year 2000-2001 is just over $9.2 million. The County of San Bernardino's test claim poses a potential for a negative impact on the General Fund in the amount of the unreimbursed costs for all similarly situated county claimants for a period of years, as determined by the Commission. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. How much of that will be determined to be "unreimbursed" to the counties by the State is unknown. In recent years, the counties have received approximately $1 billion annually in vehicle license fee revenue and $410 million annually in sales tax revenue to fund various public health programs, which include the programs that provide services to MIAs. The State law that authorized the transfer of the vehicle license fee portion of this revenue to the counties and the authority to transfer the revenue to the counties were automatically repealed as a result of a provision of State law, which was triggered as a result of a final appellate court decision (COUNTY OF SAN DIEGO V. COMMISSION ON STATE MANDATES ET AL. Fourth Appellate District, Case No. D039471; petition for review denied by the California Supreme Court) that awarded the County of

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San Diego unreimbursed costs for medical services rendered to MIAs. Various regulatory and statutory steps have been and are being taken to address this reduction in revenues. See "STATE FINANCES--Local Governments--Vehicle License Fee."
Six lawsuits are pending that challenge the State's practice in recent years of deferring payments to local governments for certain state-mandated services and programs by making a budgetary appropriation of $1,000 for each program, to be divided among all 58 counties. Four lawsuits were consolidated in the Sacramento County Superior Court (COUNTY OF SAN DIEGO V. STATE OF CALIFORNIA, ET al., Case No. 04AS00371; COUNTY OF ORANGE V. STATE OF CALIFORNIA, ET AL., Case No. 04AS01341; SACRAMENTO COUNTY V. STATE OF CALIFORNIA, ET AL., Case No. 04AS01355; and COUNTY OF CONTRA COSTA V. STATE OF CALIFORNIA, ET AL., Case No. 04AS01039). In this consolidated case, the trial court ruled that a single $1,000 appropriation for the costs of a program to provide mental health services to disabled students did not constitute full reimbursement of the mandated costs of that program, as required by the State Constitution. The trial court declared that the plaintiff counties were relieved of the obligation to provide the mandated mental health services absent adequate good faith reimbursement from the State. The Administration has not yet determined whether to appeal this judgment. Two additional lawsuits alleging that the State's practice violates the State Constitution were consolidated in San Diego County Superior Court:
COUNTY OF SAN DIEGO V. STATE OF CALIFORNIA, ET AL. (Case No. GIC 825109) and COUNTY OF ORANGE V. STATE OF CALIFORNIA, ET AL. (Case No. GIC 827845). These plaintiff counties are seeking full payment for the unreimbursed costs of implementing a variety of programs over the last few years. A hearing on the counties' motion for judgment on the pleadings is scheduled for October 15, 2004. The County of San Diego has alleged unreimbursed costs in excess of $40 million through fiscal year 2003-04 for a variety of programs. The County of Orange has alleged in excess of $116 million for unreimbursed statemandated costs. The effects of a final determination by an appellate court that the contested appropriation practices are unconstitutional or that the State is required to appropriate an amount equal to the amount of the mandated costs, if applied to each of California's 58 counties, could result in costs in excess of $1.5 billion for existing unreimbursed mandates.

     ACTION FOR DAMAGES FOR ALLEGED DESTRUCTION AT INDIAN BURIAL SITES

On January 16, 2004, JOHN TOMMY ROSAS V. UNITED STATES OF AMERICA, ET AL. was filed in the United States District Court, Central District of California (Case No. CV04-312 WMB (SSx)). Plaintiff, in his individual capacity and as the alleged vice-chairman of the Tribal Counsel, Gabrielino/Tongva Indians of California, alleges violation of various federal statutes by a variety of federal agencies, corporations, individuals and four State entities (the California Coastal Commission, the Regional Water Quality Control Board, the State Historic Preservation Officer and the California Native American Heritage Commission). Plaintiff alleges that in allowing the development of certain property, defendants violated federal laws protecting sacred Indian burial sites. Plaintiff seeks damages in the amount of $525 million. Plaintiff has not properly served the California state agency defendants. In February 2004, the corporate defendants filed a motion to dismiss. Plaintiff has not responded to this motion, and it remains pending before the court.

     ACTIONS SEEKING TO ENJOIN IMPLEMENTATION OF CERTAIN TRIBAL GAMING COMPACTS

In June 2004, the State entered into amendments to tribal gaming compacts between the State and five Indian Tribes (the "Amended Compacts"). Those Amended Compacts are being challenged in two pending cases, as described below. A decision in either of these cases that is unfavorable to the State could eliminate $300 million in additional revenues anticipated to result from the Amended Compacts, and could delay or impair the State's ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts. The State anticipates using the proceeds of that sale to repay existing internal borrowings of transportation funds. See "CURRENT STATE BUDGET--2004 Budget Act." The failure to repay these existing transportation loans could, in turn, result in a reduction of anticipated internal borrowable resources in an amount of approximately $500 million.

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In RINCON BAND OF LUISENO MISSION INDIANS OF THE RINCON RESERVATION V.
SCHWARZENEGGER, ET AL. (U.S. District Court, Case No. 04 CV 1151 W (WMc)) the plaintiff (the "Rincon Band"), a federally recognized Indian Tribe, alleges, in primary part, that a compact entered into between the Rincon Band and the State in 1999, is part of a statewide regulatory framework that limits gaming devices and licenses on non-Indian lands for the stated goal of promoting tribal economic development. The plaintiff further alleges that the Amended Compacts would materially alter these protections, and as such, would constitute an unconstitutional impairment of the Rincon Band's 1999 compact. The complaint filed by the Rincon Band seeks, among other things, an injunction against the implementation of the Amended Compacts. The District Court has denied plaintiff's motion for injunctive relief, and that matter is currently on appeal in the U.S. Court of Appeal, Ninth Circuit (Case No. 04-56396). The District Court has also dismissed the complaint on a procedural basis. It is expected that the Rincon Band will appeal this dismissal.
CRAIG, ET AL. V. SCHWARZENEGGER ET AL. (Alameda County Superior Court, Case No. RGO 4175471) is an action brought by the owners of various racetracks and an individual plaintiff and petitioner, which alleges that the Legislature's recent ratification of the tribal compact amendments described above, which was done through urgency legislation (Statutes 2004, Chapter 91; "Chapter 91"), violates a provision of the California Constitution which bars the grant of vested rights or franchises in an urgency measure. Plaintiffs and petitioners allege a variety of special privileges and vested rights and interests purportedly created by Chapter 91. Plaintiffs and petitioners seek a decision prohibiting the implementation of Chapter 91 and a declaration that either Chapter 91 is unconstitutional or is a subject to the right of referendum and cannot go into effect unless and until the 90-day referendum period expires without a referendum petition having been filed.

                                STATE DEBT TABLES

The tables which follow provide information on outstanding State debt, authorized but unissued general obligation bonds and commercial paper notes, debt service requirements for State general obligation and lease-purchase bonds, and authorized and outstanding State revenue bonds. For purposes of these tables, "General Fund bonds," also known as "non-self liquidating bonds," are general obligation bonds expected to be paid from the General Fund without reimbursement from any other fund. Although the principal of general obligation commercial paper notes in the "non-self liquidating" category is legally payable from the General Fund, the State expects that principal of such commercial paper notes will be paid only from the issuance of new commercial paper notes or the issuance of long-term general obligation bonds to retire the commercial paper notes. Interest on "non-self liquidating" general obligation commercial paper notes is payable from the General Fund.
"Enterprise Fund bonds," also known as "self liquidating bonds," are general obligation bonds for which program revenues are expected to be sufficient to reimburse in full the General Fund for debt service payments, but any failure to make such a reimbursement does not affect the obligation of the State to pay principal and interest on the bonds from the General Fund.
"Special Revenue Fund bonds" also known as "economic recovery bonds," are "self liquidating" general obligation bonds which are primarily secured by a pledge of a one-quarter cent statewide sales and use tax deposited in the Fiscal Recovery Fund. Debt service payments are made directly from the Fiscal Recovery Fund and not the General Fund. The Special Revenue Fund bonds are also general obligations of the State to which the full faith and credit of the State are pledged to the punctual payment of the principal of and interest thereon.
As of August 31, 2004 the State had $1,021,605,000 of outstanding commercial paper notes.

            APPENDIX C- INFORMATION CONCERNING THE STATE OF NEW YORK

          THE SECURITIES THAT THE FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF NEW YORK. THE STATE OF NEW YORK HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE FUND'S REGISTRATION STATEMENT (INCLUDING THIS STATEMENT OF ADDITIONAL INFORMATION) IS TRUTHFUL OR COMPLETE

     This Appendix contains the Annual Information Statement of the State of
New York (AIS) and the Update to the Annual Information Statement (Update) released on the dates specified herein. The AIS and Update set forth information about the financial condition of the State of New York. The State intends to further update and supplement that Annual Information Statement as described therein.

     The AIS set forth in this Appendix is dated September 19, 2004 and contains information only through that date. This Appendix sets forth the section of the AIS entitled "Current Fiscal Year." The remaining sections of the AIS set out under the headings "Prior Fiscal Years," "Economics and Demographics," "Debt and Other Financing Activities," "State Organization," "Authorities and Localities," "Litigation," "Exhibit A" and "Exhibit B" are not included herein.

     The Update set forth in this Appendix is dated November 16, 2004 and contains information only through that date. This Appendix sets forth sections of the Update containing extracts from the Mid-Year Update to the 2004-2005 Financial Plan issued by the Division of the Budget on November 1, 2004 and a discussion of special considerations that may affect the State's Financial Plan projections. "Part II" and "Part III" are not included herein.

     The entire AIS and Update, including such remaining sections, were filed with each Nationally Recognized Municipal Securities Information Repository (NRMSIR). An official copy of the AIS or Update may be obtained by contacting a NRMSIR, or the New York State Division of the Budget, State Capitol, Albany, NY 12224, Tel. (518) 473-8705. Informational copies of the AIS or Update are available on the Internet at http://www.budget.state.ny.us/.

This quarterly update (the "Update") to the AIS of the State of New York is dated November 16, 2004 and contains information only through that date. It is the first quarterly update to the AIS of the State of New York dated September 19, 2004. The information in this Update is organized into three parts.
PART I contains information on the State's Financial Plan projections. In Part I, readers will find: (a) EXTRACTS from the Mid-Year Update to the 2004-05 Financial Plan (the "Mid- Year Update") issued by the Division of the Budget
(DOB) on November 1, 2004 and (b) a discussion of special considerations that may affect the State's Financial Plan projections.
PART II includes a summary of the State's updated Five-Year Capital Program and Financing Plan that DOB issued on November 15, 2004, and updates on other debt-related matters. The full Capital Program and Financing Plan for the 2004-05 through 2008-09 fiscal years is incorporated by reference, and is available from DOB at the address below.
PART III updates information related to certain litigation against the State. Information relating to litigation is furnished by the State Office of the Attorney General.
The State plans to issue updates to the AIS on a quarterly basis and may issue supplements or other disclosure notices as events warrant. The State intends to announce publicly whenever an update or a supplement is issued. The State may choose to incorporate by reference all or a portion of this AIS in Official Statements or related disclosure documents for State or State-supported debt issuance. Readers may obtain informational copies of the AIS, updates, and supplements by contacting Mr. Louis Raffaele, Chief Budget Examiner, New York State Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705. The State has filed this Update with the Central Post Office, Disclosure USA. The Municipal Advisory Council of Texas (Texas MAC) has established this internet-based disclosure filing system approved by the Securities and Exchange Commission to facilitate the transmission of disclosure-related information to the Nationally Recognized Municipal Securities Information Repositories (NRMSIRs). An official copy of this Update may be obtained from the Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705 or from any NRMSIR. The Basic Financial Statements for the 2003-04 fiscal year issued in July 2004 may be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236.
Usage Notice
This Update has been supplied by the State to provide updated information about the financial condition of the State in connection with financings of the State and certain other issuers, including public authorities of the State, that may depend in whole or in part on State appropriations as sources of payment of their respective bonds, notes or other obligations and for which the State has contractually obligated itself to provide such information pursuant to an applicable continuing disclosure agreement (a "CDA").
An informational copy of this Update is available on the DOB website (www.budget.state.ny.us). The availability of this Update in electronic form at DOB's website is being provided to you solely as a matter of convenience to readers and does not create any implication that there have been no changes in the financial condition of the State at any time subsequent to its release date. Maintenance of the Update on this website is NOT intended as a republication of the information therein on any date subsequent to its release date.
NEITHER THIS UPDATE NOR ANY PORTION THEREOF MAY BE INCLUDED IN A PRELIMINARY OFFICIAL STATEMENT, OFFICIAL STATEMENT, OR OTHER OFFERING DOCUMENT, OR INCORPORATED BY REFERENCE IN AN OFFICIAL STATEMENT UNLESS (i) DOB HAS EXPRESSLY CONSENTED THERETO FOLLOWING A WRITTEN REQUEST TO THE STATE OF NEW YORK, DIVISION OF THE BUDGET, STATE CAPITOL, ALBANY, NY 12224 AND (ii) A CDA RELATING TO THE SERIES OF BONDS OR NOTES DESCRIBED IN SUCH PRELIMINARY OFFICIAL STATEMENT, OFFICIAL STATEMENT, OR OTHER OFFERING DOCUMENT HAS BEEN AGREED TO BE EXECUTED BY DOB. ANY SUCH USE, OR INCORPORATION BY REFERENCE, OF THIS UPDATE OR ANY PORTION THEREOF IN A PRELIMINARY OFFICIAL STATEMENT, OFFICIAL STATEMENT, OR OTHER OFFERING DOCUMENT OR INCORPORATION BY REFERENCE IN ANY OFFICIAL STATEMENT OR OTHER OFFERING DOCUMENT WITHOUT SUCH CONSENT AND AGREEMENT BY DOB TO EXECUTE A CDA IS UNAUTHORIZED AND THE STATE EXPRESSLY DISCLAIMS ANY RESPONSIBILITY WITH RESPECT TO THE INCLUSION, INTENDED USE, AND UPDATING OF THIS UPDATE IF SO MISUSED.

                                     PART I

Mid-Year Update to the 2004-05 Financial Plan
DOB PREPARED THE EXTRACTS OF THE MID-YEAR UPDATE SET FORTH BELOW. THE MID-YEAR UPDATE CONTAINS ESTIMATES AND PROJECTIONS OF FUTURE RESULTS THAT SHOULD NOT BE CONSTRUED AS STATEMENTS OF FACT. THESE ESTIMATES AND PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS THAT MAY BE AFFECTED BY NUMEROUS FACTORS, INCLUDING FUTURE ECONOMIC CONDITIONS IN THE STATE AND NATION AND POTENTIAL LITIGATION CONCERNING ACTIONS BY THE STATE LEGISLATURE IN ENACTING THE 2004-05 BUDGET. THERE CAN BE NO ASSURANCE THAT ACTUAL RESULTS WILL NOT DIFFER MATERIALLY AND ADVERSELY FROM THE ESTIMATES AND PROJECTIONS CONTAINED HEREIN.
Introduction
This Mid-Year Update is submitted pursuant to Section 23 of the State Finance
Law.
In this Mid-Year Update readers will find:

     An explanation of the mid-year revisions to the 2004-05 Enacted Budget
          Financial Plan and updated gap projections for 2005-06 and 2006-07;

     A revised forecast for the national and State economies that supports the current Financial Plan projections;

     Monthly General Fund cash flow projections for 2004-05;

     A discussion of Financial Plan reserves and risks;

     Updated 2004-05 receipts and disbursements estimates under the Health Care
          Reform Act (HCRA); and,

     Updated information on the State's debt outstanding and debt service caps, as well as the State's variable rate debt levels.

Financial Plan tables summarizing (a) the General Fund, State Funds, and All Governmental Funds Cash-basis Financial Plans, (b) the monthly General Fund cash flow, (c) he quarterly HCRA cash flow, and (d) General Fund, State Funds, and All Governmental Funds spending by function appear at the end of this Mid-Year Update.
The Enacted Budget estimates cited in this Mid-Year Update were published in DOB's report, "2004-05 Enacted Budget Report," issued on September 14, 2004. Both this Mid-Year Update and the Enacted Budget Report are available on-line at www.budget.state.ny.us or by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705.
General Fund Summary
On September 14, 2004, DOB issued the Enacted Budget Report for the 2004-05 fiscal year. DOB projected General Fund receipts of $42.7 billion, General Fund disbursements of $43.0 billion, and a change of $50 million in fund balances, resulting in a potential imbalance of $434 million in the General Fund in 2004-05. The projections reflected the impact of the Governor's vetoes of certain legislative additions to the Executive Budget, valued at roughly $235 million of savings in the current fiscal year. To fully eliminate the current-year imbalance and help reduce the projected budget gaps of $5 billion to $6 billion in 2005-06 and $7 billion to $8 billion in 2006-07, DOB began preparation of a Fiscal Management Plan (FMP) in cooperation with State agencies.
DOB now projects that General Fund receipts will total $43.0 billion in 2004-05, an increase of $359 million from the Enacted Budget estimate. Disbursements are now projected to total $43.2 billion, an increase of $215 million. The revisions to revenue and spending, which are based upon results to date and a revised economic outlook, are explained in more detail later in this Mid-Year Update. The most significant changes include upward revisions to the personal income tax
(PIT) and the real estate transfer taxes, offset by higher costs for Medicaid and the Department of Correctional Services.
The net impact of revenue and spending revisions leaves a potential current year imbalance of $290 million that DOB plans to close through the FMP. To date, the FMP has generated $66 million in

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administrative savings. The DOB will continue to work with agencies to develop administrative and legislative actions to achieve the remaining $224 million of savings needed to balance the 2004-05 budget and to begin to reduce the outyear gaps. In addition to the expected FMP savings, the Financial Plan also assumes that Empire conversion resources will be available by the end of this fiscal year to avoid additional General Fund costs in the range of $200 million to $400 million in 2004-05 (the risks surrounding the conversion proceeds are described later in this Mid-Year Update).
The projected imbalance of $224 million constitutes roughly one half of one percent of total General Fund spending and as such falls within the range that DOB believes can be managed through Financial Plan actions. The State has a balance of approximately $800 million in its rainy day reserve (Tax Stabilization Reserve Fund) that could be used to offset a potential shortfall in FMP savings or conversion proceeds. However, DOB does not expect to draw on this fund to maintain budget balance in 2004-05.
The following table summarizes the changes since the Enacted Budget. A detailed explanation of the changes is provided later in this Mid-Year Update.

                                  GENERAL FUND
                              (MILLIONS OF DOLLARS)


                                                                     2004-05             2005-06             2006-07
                                                           -----------------   -----------------   -----------------
ENACTED BUDGET (BEFORE VETOES & FMP)                                    (669)             (6,350)             (7,954)

   VETOES                                                                235                 211                 259

ENACTED BUDGET (BEFORE FMP)                                             (434)             (6,139)             (7,695)

   REVENUES                                                              359                 513                 505

   NEW COSTS                                                            (215)               (819)               (968)
                                                           -----------------   -----------------   -----------------
   Medicaid                                                              (90)               (109)               (175)
   DOCS                                                                  (75)                (89)               (104)
   Lottery                                                               (55)                  0                   0
   Collective Bargaining                                                 (43)               (205)               (191)
   Mental Hygiene                                                        (15)               (111)               (153)
   School Aid                                                              0                (207)               (327)
   SUNY                                                                    0                 (80)                (85)
   All Other Changes                                                      63                 (18)                 67

   FISCAL MANAGEMENT PLAN SAVINGS                                        290                 450                 450
                                                           -----------------   -----------------   -----------------
   FMP Savings Achieved (to date)                                         66                  83                  47
   Remaining FMP Savings Needed                                          224                 367                 403

MID-YEAR UPDATE                                                            0              (5,995)             (7,708)


As a result of the mid-year revisions, the DOB projects that All Governmental Funds spending will total $101.3 billion in 2004-05, an increase of $84 million from the Enacted Budget.
Fiscal Management Plan
The Governor directed DOB to develop a FMP to reduce State Operations costs, curtail non-essential spending, and identify other cost containment actions to bring the General Fund into balance and begin to address the 2005-06 and 2006-07 budget gaps. The following table summarizes the savings achieved to date and the remaining savings needed to achieve budget balance in the current year.

                         FISCAL MANAGEMENT PLAN SAVINGS
                              (MILLIONS OF DOLLARS)


                                                     2004-05   2005-06   2006-07
                                                     -------   -------   -------
FMP SAVINGS ACHIEVED (TO DATE)                            66        83        47
                                                     -------   -------   -------
   SUNY                                                   23        25        22
   Medicaid                                               20        23         0
   Health                                                 13        13        10
   Mental Hygiene                                          6        15         8
   Tax and Finance                                         3         6         6
   All Other                                               1         1         1

REMAINING FMP SAVINGS TO BE ACHIEVED                     224       367       403

TOTAL FISCAL MANAGEMENT PLAN SAVINGS                     290       450       450


FMP savings include the implementation of administrative efficiencies in several programs run by the agencies noted above, and the maximization of Federal and other available resources. These savings include lower spending for State University of New York (SUNY) operating aid ($23 million), maximization of offsets in the Medicaid Escrow Account ($20 million), and efficiencies in the Early Intervention Program ($10 million). FMP savings were also achieved by the Office of Alcoholism and Substance Abuse Services, the Office of Children and Family Services, the Office of Employee Relations, Office of Parks, Recreation and Historic Preservation, the Public and Private Employment Relations Board and the Commission on Quality of Care for the Mentally Disabled.
The DOB will continue to work in cooperation with State agency managers to develop administrative and legislative actions to achieve the full value of FMP savings counted on in the three-year Financial Plan. In addition to administrative savings, elements of the plan may include cost containment proposals that can be presented for legislative consideration later this year. Vetoes
On August 20, 2004, Governor Pataki exercised his veto authority. This action contributed to closing approximately one-third of the projected imbalance at that time. The Mid-Year Update relies upon the $235 million in General Fund savings from vetoes in 2004-05 with comparable savings in 2005-06 and 2006-07. In addition, the Governor also vetoed $1.6 billion in new bonding for capital spending. Under the State Constitution, the Legislature must act on the Governor's vetoes through December 31, 2004, or enact additional appropriations, subject to gubernatorial veto, at any time during the 2004-05 fiscal year. Economic Outlook
National Economy
The outlook for the US economy remains essentially unchanged from that reported in the Enacted Budget. The national economy, as measured by real U.S. Gross Domestic Product (GDP), grew 4.9 percent during the first half of 2004 compared to the same period last year, however, output growth is expected to slow to 4.3 percent for the year reflecting slower second half growth. DOB expects output growth to slow to 3.2 percent in 2005 consistent with DOB's estimate of historical trend growth for the economy. The Federal Reserve increased its Federal Funds rate target at each of its last three meetings, from 1.00 percent to 1.75 percent,(1) and is expected to continue to raise rates at a "measured pace" through 2005 and beyond. Rising interest rates, fading fiscal stimulus, as well as higher energy costs are expected to contribute to lower real consumption growth -- the major factor in the expected slowdown in output growth.
Output has been growing above trend and employment growth has remained essentially consistent with DOB's projections. However, the labor market is expected to improve in 2005, with employment growth

----------
(1) Since the release of the Mid-Year Update, the Federal Reserve increased the Federal Funds rate to 2.0%.

accelerating to 1.8 percent, following 1.0 percent growth for 2004. The outlook for personal income is weaker than in the Enacted Budget Report due largely to the impact of the hurricanes late in 2004 and the return to trend growth in 2005 (just above 3 percent annually). Personal income is expected to grow 5.3 percent in 2005, following 5.2 percent growth for 2004. In addition, DOB now expects moderately higher inflation for 2005 than projected in the Enacted Budget Report, primarily due to the persistent rise in oil prices. Consumer prices are expected to grow 2.7 percent in both 2004 and 2005.

                            MAJOR ECONOMIC INDICATORS


                                                        2003      2004      2005
--------------------------------------------------------------------------------
Gross Domestic Product (real)                            3.0       4.3       3.2
Personal Income                                          3.2       5.2       5.3
Nonfarm Employment                                      (0.3)      1.0       1.8
Consumer Price Index                                     2.3       2.7       2.7


NOTE: NUMBERS ABOVE ARE PERCENT CHANGE/CALENDAR YEAR. DOB ESTIMATES ARE BASED ON
      NATIONAL INCOME AND PRODUCT ACCOUNT DATA THROUGH SEPTEMBER 2004.
SOURCE: U.S. BUREAU OF ECONOMIC ANALYSIS, DOB STAFF ESTIMATES.

DOB's forecast is not without risk. If oil prices remain above $50 per barrel, both inflation and interest rates could be higher and real output growth lower than expected. Persistent geopolitical uncertainty could combine with higher energy prices resulting in slower profit growth and slower job growth than expected. In turn, continued weakness in the labor market could further depress consumption spending. In contrast, if oil prices decline faster than expected, real consumption and output could be stronger, while inflation could be weaker than predicted.
State Economy
DOB's New York State Index of Coincident Economic Indicators shows that the State economy entered a recovery in September 2003. The State economy has added about 70,000 private sector jobs since August of last year. The DOB outlook for the State labor market is slightly weaker than projected in the Enacted Budget Report, but represents a significant improvement from the 0.6 percent decline observed in 2003. The total State employment is projected to rise 0.3 percent in 2004, followed by growth of 0.9 percent in 2005. Wage income is projected to rise 5.6 percent in 2004, followed by growth of 4.7 percent for 2005, representing virtually no change from the Enacted Budget Report. Employment, wage, and total personal income growth projected for 2004 and 2005 reflect the belief that the State economy is solidly on an expansionary path.
In addition to the risks associated with the national economic forecast, there exist specific risks to the State economy. Chief among them is a weaker performance within the financial sector than is currently projected. Higher energy prices and lower corporate profits could have a negative impact on equity markets, causing securities industry profits to be significantly lower than projected. A weaker financial market performance than expected could result in lower bonus payment growth than projected, with this impact largely felt during the first quarter of 2005. In contrast, a stronger national economy than anticipated could result in greater equity market growth and, in turn, stronger finance sector income growth than currently expected.

                            MAJOR ECONOMIC INDICATORS


                                                        2003      2004      2005
--------------------------------------------------------------------------------
Personal Income                                          2.3       5.3       4.8
Nonagricultural Employment                              (0.6)      0.3       0.9
Unemployment Rate                                        6.3       6.0       5.6


NOTE: NUMBERS ABOVE ARE PERCENT CHANGES FOR PERSONAL INCOME AND NONAGRICULTURAL
      EMPLOYMENT AND PERCENTS FOR THE UNEMPLOYMENT RATE, CALENDAR YEAR BASIS.
SOURCE: U.S. BUREAU OF ECONOMIC ANALYSIS, NYS DEPARTMENT OF LABOR, DOB STAFF
        ESTIMATES.

All Governmental Funds Summary
Summary of Receipt Changes
Total receipts in 2004-05 are now projected at $43.0 billion in the General Fund, an increase of $359 million from the Enacted Budget and an annual increase of $687 million (1.6 percent). State Funds receipts are estimated at $63.4 billion, $287 million above the Enacted Budget and an annual increase of $1.3 billion (2.0 percent). In All Governmental Funds, the broadest measure of the State budget, receipts are projected to total $100.6 billion, an increase of $445 million above the Enacted Budget and $1.6 billion (1.6 percent) over 2003-04. A detailed discussion of annual growth in receipts is contained in the Enacted Budget Report.

                           SUMMARY OF RECEIPT CHANGES
                              (MILLIONS OF DOLLARS)


                                                 GENERAL       STATE         ALL
                                                    FUND       FUNDS       FUNDS
                                                --------    --------    --------
2003-04 ACTUALS                                   42,327      62,170      98,989

2004-05 ENACTED BUDGET                            42,655      63,153     100,118

Personal Income Tax                                  227         300         300
PIT Revenue Bond Tax Fund Transfer                    73           0           0
Real Estate Transfer Tax                             165         165         165
Miscellaneous Receipts                               (91)       (183)       (189)
Federal Grants                                         6           5         169
All Other Changes                                    (21)          0           0
                                                --------    --------    --------
NET CHANGE FROM ENACTED BUDGET                       359         287         445

2004-05 MID-YEAR UPDATE                           43,014      63,440     100,563

ANNUAL CHANGE FROM 2003-04
-- DOLLAR CHANGE                                     687       1,270       1,574
-- PERCENT CHANGE                                    1.6%        2.0%        1.6%

ANNUAL CHANGE ADJUSTED FOR $1.9B IN
TOBACCO PROCEEDS RECEIVED IN 2003-04
-- DOLLAR CHANGE                                   2,587       3,170       3,474
-- PERCENT CHANGE                                    6.4%        5.3%        3.6%


        NOTE: ANNUAL GROWTH IS AFFECTED BY THE DEFERRAL OF $1.9 BILLION IN PAYMENTS FROM 2002-03 TO 2003-04. THE DEFERRAL ARTIFICIALLY INFLATES THE 2003-04 SPENDING BASE AND THUS UNDERSTATES THE ANNUAL CHANGE TO 2004-05. ACCORDINGLY, DOB IS REPORTING THE ANNUAL SPENDING CHANGE ON BOTH AN ADJUSTED (EXCLUDING THE IMPACT OF PAYMENT DEFERRALS) AND UNADJUSTED BASIS.

PERSONAL INCOME TAX/REVENUE BOND TAX FUND: Total PIT receipts in the General Fund are estimated at $18.7 billion in 2004-05, an increase of $227 million in the Enacted Budget estimate. DOB has revised the estimate for net income tax receipts from All Governmental Funds upward by $300 million reflecting stronger-than-expected collections results through September. The estimate includes an additional $376 million in current-year estimated tax payments reflecting stronger-than-expected results to date, and a net increase of $25 million in final returns for the 2003 tax year, refunds, and delinquencies, offset by a lower withholding estimate ($101 million). Deposits to the Revenue Bond Tax Fund (RBTF) are increased by $73 million reflecting better-than-expected results to date. Current year results are expected to exceed 2003-04 actual collections by almost $3.0 billion. This reflects a net positive change in the Refund Reserve Account of almost $1.3 billion. Important risks affecting the PIT estimate include the strength of growth in the overall economy, financial and real estate markets, and financial sector compensation trends.
REAL ESTATE TRANSFER TAXES: Real estate transfer taxes are now expected to exceed Enacted Budget estimates by $165 million reflecting the strong commercial and residential real estate markets.
MISCELLANEOUS RECEIPTS: In the General Fund, miscellaneous receipts are expected to total $2.3 billion in 2004-05, $91 million lower than the Enacted Budget estimate. The decrease in expected collections is primarily due to a decrease of $112 million in license and fees revenues to compensate for lower-than-expected collections to date, and changes in the valuation of previous law changes. This decline is partially compensated for by an increase of $27 million in other transactions in expectation of increases in medical provider assessments revenues and higher-than-expected collections to date. Miscellaneous receipts have declined significantly from 2003-04 reflecting the loss of one-time receipts.
In All Governmental Funds, miscellaneous receipts are projected to decrease by $189 million from the Enacted Budget estimates. This decrease is primarily due to $91 million in General Fund changes described above, reductions in bond proceeds resulting from lower than anticipated spending in the Dedicated Highway and Bridge Trust Fund ($60 million) and in the Capital Projects Fund ($24 million), lower receipts from the delayed implementation of the New York State Options for People Through Services Program ($62 million) (NYS-OPTS a system of services for individuals with developmental disabilities intended to provide them with greater flexibility and choices about their own care), and $55 million in lower Lottery receipts primarily due to a reduction in the Video Lottery Terminal (VLT) program estimate based upon the results to date. These decreases are offset by higher SUNY receipts of $142 million generated primarily by hospital services ($46 million), self-supporting program revenue ($13 million) and Capital Projects Funds ($42 million) to support spending.
FEDERAL GRANTS: Receipts in this category have been increased by $169 million above the Enacted Budget primarily to support higher projected spending for Medicaid ($125 million) as described below and Children and Families Services including adoption and foster care ($47 million).
ALL OTHER CHANGES: In comparison to the Enacted Budget forecast, all other receipts have been revised downward by $21 million. The principal revisions include a higher transfer for capital projects related to the Consolidated Highway Improvement Program offset by debt service savings.
The estimates for both user taxes and fees and business taxes remain unchanged from the Enacted Budget forecast. However, although the total amounts estimated for business taxes in 2004-05 are unchanged, DOB has made some adjustments to estimates of various taxes within this category. The bank tax estimate is increased by $120 million due to stronger than anticipated collections to date, offset by lower-than-expected corporate franchise tax ($91 million) and utility tax ($29 million) payments.
Summary of Disbursement Changes
The DOB projects General Fund disbursements will total $43.2 billion in 2004-05, an increase of $149 million over the Enacted Budget estimate, after reflecting FMP savings to date. State Funds and All Governmental Funds disbursements are projected to reach $64.3 billion and $101.3 billion in 2004-05, reflecting a modest net reduction in spending of $20 million in State Funds and a slight increase of $84 million in All Governmental Funds from the Enacted Budget. The major components of the disbursement changes since the Enacted Budget are summarized in the following table and are explained in more detail below.

                         SUMMARY OF DISBURSEMENT CHANGES
                              (MILLIONS OF DOLLARS)


                                                      GENERAL       STATE         ALL
                                                         FUND       FUNDS       FUNDS
                                                     --------    --------    --------
    2003-04 ACTUALS                                    42,065      61,332      97,326

    2004-05 ENACTED BUDGET                             43,039      64,293     101,207

    Medicaid                                               90          24         149
    SUNY                                                    0         113         118
    DOCS                                                   75          75          81
    Lottery                                                55           0           0
    Judiciary                                              43          43          43
    Mental Hygiene                                         15         (50)        (46)
    Transportation                                          0         (78)       (132)
    All Other Changes                                     (63)        (85)        (67)
                                                     --------    --------    --------
    SUBTOTAL                                              215          42         146
    FMP Savings to Date                                   (66)        (62)        (62)
                                                     --------    --------    --------
    NET CHANGE FROM ENACTED BUDGET                        149         (20)         84

    2004-05 MID-YEAR UPDATE                            43,188      64,273     101,291

    ANNUAL CHANGE FROM 2003-04
    -- DOLLAR CHANGE                                    1,123       2,941       3,965
    -- PERCENT CHANGE                                     2.7%        4.8%        4.1%

    ANNUAL CHANGE ADJUSTED FOR $1.9B IN
    PAYMENT DEFERRALS PAID IN 2003-04
    -- DOLLAR CHANGE                                    3,023       4,841       5,865
    -- PERCENT CHANGE                                     7.5%        8.1%        6.1%


        NOTE: ANNUAL GROWTH IS AFFECTED BY THE DEFERRAL OF $1.9 BILLION IN PAYMENTS FROM 2002-03 TO 2003-04. THE DEFERRAL ARTIFICIALLY INFLATES THE 2003-04 SPENDING BASE AND THUS UNDERSTATES THE ANNUAL CHANGE TO 2004-05. ACCORDINGLY, DOB IS REPORTING THE ANNUAL SPENDING CHANGE ON BOTH AN ADJUSTED (EXCLUDING THE IMPACT OF PAYMENT DEFERRALS) AND UNADJUSTED BASIS.

MEDICAID: All Governmental Funds Medicaid spending is expected to increase by $149 million over the Enacted Budget estimate. The revision is comprised of higher spending in the General Fund ($90 million) and Federal Funds ($125 million), partially offset by lower spending in other State funds ($66 million). The General Fund spending revisions and the corresponding increase in the Federal share of Medicaid costs are the result of higher than expected prescription drug prices and pharmacy utilization ($80 million) and personal and home health care utilization ($60 million), partially offset by underspending for various other services, including inpatient and outpatient hospital services ($50 million). In addition, projected Special Revenue Fund spending for certain programs funded through HCRA and disbursements associated with disproportionate share payments to hospitals are expected to be lower than the Enacted Budget estimates.
STATE UNIVERSITY OF NEW YORK: Projected All Governmental Funds spending has been increased by $118 million over the Enacted Budget estimate primarily due to reestimates for operating costs associated with SUNY hospitals ($46 million) and SUNY State-operated campuses ($13 million), and reestimates in capital projects spending ($42 million) based upon year-to-date experience.
LOTTERY: Total receipts from the Lottery Fund, which are used to finance school aid spending, are estimated to be $55 million lower than the Enacted Budget projection. These lower receipts are primarily due to a reduction in VLTs revenues based upon the trend of actual receipts to date ($82 million) offset by the use of available fund balances ($27 million).
DEPARTMENT OF CORRECTIONAL SERVICES: On an All Governmental Funds basis, projected DOCS spending has been increased by $81 million over the Enacted Budget estimate. This revision primarily reflects higher than expected costs for health services and pharmaceuticals ($35 million), overtime ($30 million), and fuel and utility expenses ($10 million).
JUDICIARY: The estimate for Judiciary spending has been increased by $43 million over the Enacted Budget estimate to reflect an increase in personal service costs resulting from the recently negotiated collective bargaining agreement. MENTAL HYGIENE: All Governmental Funds spending in the Office of Mental Retardation and Developmental Disabilities (OMRDD) is expected to decrease by $46 million from the Enacted Budget estimate primarily due to the delayed implementation of OMRDD's NYS-OPTS Program.
TRANSPORTATION: The revisions from the Enacted Budget estimates are driven primarily by a reestimate of capital projects spending in the Capital Projects Fund ($24 million), the Dedicated Highway and Bridge Trust Fund ($60 million), and Federal Funds ($57 million) based upon year-to-date experience.
ALL OTHER CHANGES: The $63 million downward revision in the General Fund reflects changes in various programs based upon year-to-date experience, including reestimates to general state charges due in part to lower worker's compensation costs ($56 million) and debt service ($4 million).
FISCAL MANAGEMENT PLAN SAVINGS: Savings achieved through implementation of the FMP amount to $66 million in the General Fund and $62 million in State Funds and All Governmental Funds. FMP savings achieved to date include the implementation of administrative efficiencies in several programs and the maximization of Federal and other available resources as described earlier in this Mid-Year Update.
COLLECTIVE BARGAINING: DOB still continues to project General Fund collective bargaining costs of $274 million in 2004-05 for Executive Branch agencies. The costs for the unions that have reached labor settlements, including the Civil Service Employees Association, the United University Professions, and the Professional Employee Federation, and the State's Management-Confidential employees, have been allocated from a central reserve to the appropriate agencies/programs with this Mid-Year Update. The State still assumes that the costs for the unions that have not yet reached collective bargaining agreements (e.g., NYSCOPBA, Council 82) will be consistent with these concluded labor settlements.
General Fund Outyear Projections
The DOB projects General Fund budget gaps in the range of $6 billion in 2005-06 and $7 billion to $8 billion in 2006-07, essentially unchanged from the Enacted Budget estimates.
The current gap projections are subject to revision as additional information becomes available about, among other things, the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity. Key factors include: end-of-year business tax collections; calendar year economic results; year-end financial sector bonus income data; the school aid database update in November; and quarterly Medicaid and welfare cycle trend analyses. Historically, these factors have been subject to a high degree of fluctuation across the forecast period, and could produce results above or below the current projections.
Sources of Projected General Fund Outyear Gaps
As noted in the Enacted Budget Report, the projected gaps are primarily the result of anticipated spending increases that exceed the growth in revenue collections, and the loss of nonrecurring resources used to help balance the budget in 2004-05. The following chart provides a "zero-based" look at the 2005-06 gap.

                          SOURCES OF 2005-06 BUDGET GAP
                              (BILLIONS OF DOLLARS)


                                                                                 2005-06
                                                                                 -------
           Revenue Growth                                                          2.3
           Loss of Nonrecurring Actions                                           (2.1)
           PIT/Sales Tax Temporary Surcharge Phase-out/Clothing Exemption         (1.1)
           Final Use of Tobacco Proceeds                                          (0.4)
           Medicaid Growth                                                        (0.8)
           Loss of FMAP                                                           (0.2)
           State Takeover of FHP                                                  (0.3)
           School Aid                                                             (0.8)
           Pension/Health Insurance Costs                                         (0.7)
           Increasing Debt Service and STAR Costs                                 (0.5)

           All Other Spending Growth                                              (1.4)
           2005-06 PROJECTED BUDGET GAP                                           (6.0)


Receipts in 2005-06 are projected to decrease by $761 million from the current year. Underlying revenue growth of $2.3 billion (4.8 percent) is offset by decreases attributable to the loss of several one-time revenues ($1.2 billion), tax law changes, including the phase-out of the PIT surcharge and the one-quarter percent increase in sales tax, and reversion to a fullyear clothing tax exemption ($1.1 billion), and the final use of the tobacco securitization proceeds ($400 million).
Disbursements are projected to increase by $5.2 billion in 2005-06. The growth is primarily attributable to the loss of one-time savings detailed in the Enacted Budget Report ($883 million); underlying growth in Medicaid, including the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization ($800 million), the expiration of a temporary 2.95 percent increase in the Federal Medicaid match rate ($220 million); the continued phase-in of the State takeover of local government Family Health Plus (FHP) costs ($280 million); school aid, which reflects current year reestimates that are payable in 2005-06 as well as projected growth on a school year basis ($798 million); higher pension costs ($489 million), primarily resulting from last year's legislation, and rising health insurance costs ($247 million).
Changes From the Enacted Budget
Total receipt estimates have been revised upward from Enacted Budget projections by $513 million in 2005-06 and $505 million in 2006-07. The changes are concentrated in the personal income tax and the real estate transfer tax. Both sources are performing better than expected in the current fiscal year and it is expected that these results will continue into 2005-06 and 2006-07. Overall, the economic assumptions underlying the outyear estimates remain largely consistent with Enacted Budget estimates and do not suggest significant changes in revenue growth rates beyond these base adjustments. DOB expects growth in the receipts base of 5.7 percent over the next two fiscal years. This exceeds average base revenue growth over recent years but is consistent with prior economic expansions.
In comparison to the Enacted Budget forecast, General Fund disbursements are expected to increase by $736 million in 2005-06 and $921 million in 2006-07. Major sources of growth include higher current year school aid liabilities that are payable in 2005-06 and thereafter as well as revised estimates for expense-based programs ($207 million in 2005-06 growing to $327 million in 2006-07); additional collective bargaining costs for the City University and the Judiciary ($205 million in 2005-06 and $191 million in 2006-07); higher costs for mental hygiene programs due mainly to the delay in implementing the NYS-OPTS program, continued development of pipeline expansion, mandated staffing requirements, and higher pharmaceutical and utility costs ($111 million in 2005-06 and $153 million in 2006-07); Medicaid revisions based on current year spending experience ($109 million in 2005-06 growing to $175 million in 2006-07); and higher overtime and health services costs in DOCS ($89 million in 2005-06 and $104 million in 2006-07). FMP savings are valued at $83 million in 2005-06 and $47 million in 2006-07.
Please refer to the Enacted Budget Report for more details on the projected growth in outyear receipts and disbursements.
Cash Flow
DOB projects positive quarterly balances of $1.8 billion in December 2004 and $1.1 billion at the end of March 2005 (including projected FMP savings). Monthly cash flow projections are included in the Financial Plan tables at the end of this Mid-Year Update.
The State Comptroller invests General Fund moneys, bond proceeds, and other funds not immediately required to make payments, through the State's Short-Term Investment Pool (STIP), which is comprised of joint custody funds (Governmental Funds, Internal Service Funds, Enterprise Funds, and Private Purpose Trust Funds), as well as several sole custody funds.
The Office of the State Comptroller (OSC) is authorized to make temporary loans from the State's STIP to cover temporary cash shortfalls in certain funds and accounts resulting from the timing of receipts and disbursements. The Legislature authorizes the funds and accounts that may receive loans each year. Loans may be granted only for amounts that are "receivable on account" or can be repaid from the current operating receipts of the particular fund (i.e., loans cannot be granted in expectation of future revenue enhancements). The 2004-05 Enacted Budget extends legislation that permits OSC to temporarily loan balances in other funds to the General Fund within any month, and repay them by month end. This authorization was utilized in June 2004 and September 2004 to support General Fund intramonth daily cash flow needs; however, as required under the legislation, the General Fund ended both June and September with positive cash balances of $1.9 billion and $2.4 billion, respectively.
Financial Plan Reserves and Risks
The State projects balances in its principal reserves to guard against unbudgeted risks will remain at $815 million. The reserves include $794 million in the rainy day reserve and $21 million in the Contingency Reserve Fund for litigation.
Ongoing litigation challenging the use of proceeds resulting from the conversion of Empire from a not-for-profit corporation to a for-profit corporation could result in a loss of resources in 2004-05 for both the General Fund and HCRA. Pursuant to court order, all proceeds are currently being held in escrow by the State Comptroller until a judgment is rendered. The current HCRA Plan (described in the next section), which expires on June 30, 2005, counts on a total of $1.2 billion in conversion proceeds, including planned proceeds from future sales. In addition, another $200 million in conversion proceeds is expected to finance Medicaid costs in the General Fund in 2004-05. Availability of these resources depends on successful resolution of the litigation or release of the moneys currently held in escrow. The General Fund is required to finance any shortfall in HCRA up to the payment that would have been received by HCRA absent the securitization of tobacco proceeds. In addition, a statutory loan repayment provision requires the General Fund to provide up to $200 million to cover any additional HCRA shortfall.
In CAMPAIGN FOR FISCAL EQUITY (CFE) v. STATE OF NEW YORK, the State Court of Appeals directed the State to implement a remedy by July 30, 2004 that ensures all children in New York City have the opportunity to receive a sound basic education. The Court has appointed a panel of three Special Masters who are expected to submit a report to the Court by November 30, 2004. The Court has directed the Special Masters to report and make recommendations on the measures the State has taken to bring its school financing system into constitutional compliance with respect to New York City schools.
DOB continues to assume the entire outyear value of VLTs is reserved to help finance compliance with the CFE court case. Under an expansion plan proposed by the Governor in the 2004-05 Executive Budget, receipts from VLTs were expected to be $950 million in 2005-06. This plan was not enacted by the Legislature. Eight VLT facilities are authorized under the current law, but two major facilities located at Yonkers and Aqueduct Raceways have not yet begun operations. These two facilities were expected to produce the majority of the VLT receipts under current law. In July 2004, the Appellate Division of the Court of Appeals upheld the constitutionality of VLTs as a lottery providing education funding. However, the decision stated that certain allocation provisions within the statute allowing VLTs were considered unconstitutional. While the order of the Court allows current VLT facilities to continue operations, development of the Yonkers and Aqueduct projects has been deferred pending the outcome of litigation at the Court of Appeals.
Health Care Reform Act Financial Plan
HCRA was established in 1996 to improve the fiscal health of hospitals and ensure that affordable and quality health care coverage was available to all New Yorkers. Subsequent extensions and modifications of the legislation have initiated new health care programs and provided additional funding for workforce recruitment and training. The current HCRA legislation expires on June 30, 2005.

                           2004-05 HCRA FINANCIAL PLAN
                              (MILLIONS OF DOLLARS)


           OPENING FUND BALANCE                                              430

           PUBLIC GOODS POOL:                                              2,632
           Surcharges                                                      1,493
           Covered Lives Assessment                                          703
           Hospital Assessment (1 percent)                                   217
           Federal Funds/Other                                               219

           TOBACCO CONTROL AND INSURANCE INITIATIVES POOL:                 2,200
           Empire Conversion Proceeds                                      1,217
           Cigarette Tax                                                     693
           Federal Funds                                                     290
           TOTAL RECEIPTS                                                  4,832

           DISBURSEMENTS:
           Medicaid/Public Health Support                                  1,067
           Hospital Indigent Care                                            826
           EPIC                                                              494
           Graduate Medical Education                                        383
           FHP                                                               381
           CHP                                                               375
           Workforce Recruitment/Retention                                   329
           All Other                                                         617
           TOTAL DISBURSEMENTS                                             4,472

           CLOSING FUND BALANCE                                              790


HCRA Receipts
Total receipts, estimated at $4.8 billion in 2004-05, remain unchanged since the Enacted Budget and primarily comprise surcharges on hospital revenues, Empire conversion proceeds (includes $200 million that will be transferred to the General Fund), a covered lives assessment paid by insurance carriers, cigarette taxes, Federal Funds, and hospital assessments of 1 percent of net revenues.
As described earlier in this Mid-Year Update, there is a risk that Empire conversion proceeds may not become available as budgeted. If Empire conversion proceeds are not available by March 31, 2005, the General Fund would be required to make payments under the tobacco revenue guarantee and statutory loan repayment provision in the range of $100 to $200 million, based on current projections.
HCRA Disbursements
Total disbursements of nearly $4.5 billion are projected in 2004-05, and remain unchanged since the Enacted Budget projections. Roughly three-quarters of these disbursements are already appropriated in the State Budget, and are reflected in the Financial Plan estimates earlier in this Mid-Year Update, including transfers to accommodate various Medicaid and public health costs, hospital indigent care, Elderly Pharmaceutical Insurance Coverage (EPIC), FHP, Child Health Plus (CHP), provider workforce recruitment and retention funds paid through Medicaid rates, and mental health expansion programs. The remaining spending excluded from the State Budget comprises programs that have historically been excluded such as Graduate Medical Education and excess medical malpractice, as well as various programs serving the uninsured and anti-tobacco programs.

A cash balance of $790 million is projected at the end of 2004-05, declining to approximately $165 million on June 30, 2005 when the HCRA statute expires.
A detailed quarterly cash flow projection is included in the Financial Plan tables at the end of this Mid-Year Update.
Debt Management
The Debt Reform Act of 2000 imposed phased-in limits on the amount of new Statesupported debt and debt service costs. The State has also authorized a limited amount of variable rate and swap authorizations to reduce overall costs. Debt Reform
The Debt Reform Act of 2000 restricts debt to capital purposes only, and imposed phased-in caps that limit new debt outstanding to four percent of personal income and new debt service costs to five percent of total governmental funds receipts. To immediately constrain State debt levels, the Act applies to all new State-supported debt issued on and after April 1, 2000. Section 23 of the State Finance Law requires the calculation of the caps imposed by the Act to be submitted with the Financial Plan Update most proximate to October 31 of each year.
For the 2003-04 fiscal year, the debt outstanding and debt service caps are 1.98 percent each. As shown in the table below, actual levels of debt outstanding and debt service costs continue to remain below the limits imposed by the Act.

                              DEBT OUTSTANDING CAP
                              (DOLLARS IN MILLIONS)


          New Debt Outstanding                     $   10,891
          Personal Income (CY 2003)                $  701,852
          Debt Outstanding (Percent of PI)               1.55%
          Cap Imposed by Debt Reform Act                 1.98%


                                DEBT SERVICE CAP
                              (DOLLARS IN MILLIONS)


          New Debt Service                         $      837
          Governmental Funds Receipts              $   99,698
          Debt Service (Percent of Govt'l Fund           0.84%
          Receipts)
          Cap Imposed by Debt Reform Act                 1.98%


Explanation of the Financial Plan Tables
The State's Financial Plan forecasts receipts and disbursements for each fiscal year. The economic forecast of DOB and the State's tax and fee structure serve as the basis for projecting receipts. After consulting with public and private sector experts, DOB prepares a detailed economic forecast for both the nation and New York, showing GDP, employment levels, inflation, wages, consumer spending, and other relevant economic indicators. Then DOB projects the yield of the State's revenue structure against the backdrop of these forecasts.
Projected disbursements are based on agency staffing levels, program caseloads, levels of service needs, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions and changes in Federal law. In criminal justice, spending estimates are based on recent trends and data from the criminal justice system, as well as on estimates of the State's prison population. All projections account for the timing of payments, since not all the amounts appropriated in the budget are disbursed in the same fiscal year.
The State's Fund Structure
The State accounts for all of its spending and receipts by the fund in which the activity takes place (such as the General Fund or the Capital Projects Fund), and the broad category or purpose of that activity (such as State Operations or Capital Projects). The Financial Plan tables sort all State projections and results by fund and category.
The General Fund receives the majority of State taxes. State Funds include the General Fund and funds specified for dedicated purposes, with the exception of Federal Funds. All Governmental Funds, which includes State Funds and Federal Funds, comprises four major fund types, and provides the most comprehensive view of the financial operations of the State. It includes:
The General Fund, which receives most of the State's tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues;
Special Revenue Funds, which receive Federal grants, certain dedicated taxes, fees and other revenues that are used for a specified purpose;
Capital Projects Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.
Within each of these fund types, revenues and spending are classified by major categories of the Financial Plan (e.g., taxes, miscellaneous receipts, Grants to Local Governments, State Operations). The following tables summarize projected General Fund, State Funds and All Governmental Funds receipts and disbursements for the 2004-05 fiscal year.

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2004-2005
                              (MILLIONS OF DOLLARS)


                                                                  ENACTED       CHANGE       OCTOBER
                                                               ----------   ----------    ----------
OPENING FUND BALANCE                                                1,077            0         1,077
                                                               ==========   ==========    ==========

RECEIPTS:
Taxes:
   Personal income tax                                             18,490          226        18,716
   User taxes and fees                                              8,679            0         8,679
   Business taxes                                                   3,714            0         3,714
   Other taxes                                                        764            0           764
Miscellaneous receipts                                              2,438          (91)        2,347
Federal grants                                                          0            6             6
Transfers from other funds:
   PIT in excess of Revenue Bond debt service                       5,612          101         5,713
   Sales tax in excess of LGAC debt service                         2,158            0         2,158
   Real estate taxes in excess of CW/CA debt service                  246          165           411
   All other                                                          554          (48)          506
                                                               ----------   ----------    ----------
   Total receipts                                                  42,655          359        43,014
                                                               ==========   ==========    ==========
DISBURSEMENTS:
Grants to local governments                                        29,392           90        29,482
State operations                                                    7,501          124         7,625
General State charges                                               3,671          (56)        3,615
Transfers to other funds:
   Debt service                                                     1,737           (4)        1,733
   Capital projects                                                   196           (2)          194
   Other purposes                                                     542           (3)          539
                                                               ----------   ----------    ----------
   TOTAL DISBURSEMENTS                                             43,039          149        43,188
                                                               ==========   ==========    ==========

FISCAL MANAGEMENT PLAN                                                434         (210)          224
                                                               ==========   ==========    ==========

CHANGE IN FUND BALANCE                                                 50            0            50
                                                               ==========   ==========    ==========

CLOSING FUND BALANCE                                                1,127            0         1,127
                                                               ==========   ==========    ==========

Tax Stabilization Reserve Fund                                        794            0           794
Contingency Reserve Fund                                               21            0            21
Community Projects Fund                                               312            0           312


        NOTE: THE $210 MILLION CHANGE IN THE FISCAL MANAGEMENT PLAN CATEGORY IS COMPRISED OF $66 MILLION IN FMP SAVINGS AND $144 MILLION IN EXCESS RECEIPTS OVER DISBURSEMENTS.

                                    2005-2006
                              (MILLIONS OF DOLLARS)


                                                                  ENACTED       CHANGE       OCTOBER
                                                               ----------   ----------    ----------
RECEIPTS:
Taxes:
   Personal income tax                                             18,843          240        19,083
   User taxes and fees                                              8,075            0         8,075
   Business taxes                                                   3,823            0         3,823
   Other taxes                                                        820            0           820
Miscellaneous receipts                                              1,700           11         1,711
Federal grants                                                          0            4             4
Transfers from other funds:
   PIT in excess of Revenue Bond debt service                       5,825           96         5,921
   Sales tax in excess of LGAC debt service                         2,130            0         2,130
   Real estate taxes in excess of CW/CA debt service                  250          163           413
   All other                                                          277           (1)          276
                                                               ----------   ----------    ----------
   TOTAL RECEIPTS                                                  41,743          513        42,256

DISBURSEMENTS:
Grants to local governments                                        33,062          (60)       33,002
State operations                                                    7,927          755         8,682
General State charges                                               4,334            7         4,341
Transfers to other funds:
   Debt service                                                     1,843          (18)        1,825
   Capital projects                                                   213           17           230
   Other purposes                                                     553           35           588
                                                               ----------   ----------    ----------
   TOTAL DISBURSEMENTS                                             47,932          736        48,668
                                                               ==========   ==========    ==========

FISCAL MANAGEMENT PLAN                                                450          (83)          367
                                                               ==========   ==========    ==========

DEPOSIT TO/(USE OF) COMMUNITY PROJECTS FUND                           (50)           0           (50)
                                                               ==========   ==========    ==========

MARGIN                                                             (5,689)        (306)       (5,995)
                                                               ==========   ==========    ==========

                                    2006-2007
                              (MILLIONS OF DOLLARS)


                                                                  ENACTED       CHANGE       OCTOBER
                                                               ----------   ----------    ----------
RECEIPTS:
Taxes:
   Personal income tax                                             19,721          251        19,972
   User taxes and fees                                              8,304            0         8,304
   Business taxes                                                   3,902            0         3,902
   Other taxes                                                        878            0           878
Miscellaneous receipts                                              1,735           (4)        1,731
Federal grants                                                          0            4             4
Transfers from other funds:
   PIT in excess of Revenue Bond debt service                       6,008           92         6,100
   Sales tax in excess of LGAC debt service                         2,197            0         2,197
   Real estate taxes in excess of CW/CA debt service                  259          163           422
   All other                                                          274           (1)          273
                                                               ----------   ----------    ----------
   TOTAL RECEIPTS                                                  43,278          505        43,783
                                                               ==========   ==========    ==========

DISBURSEMENTS:
Grants to local governments                                        35,362          125        35,487
State operations                                                    8,276          877         9,153
General State charges                                               4,888         (136)        4,752
Transfers to other funds:
   Debt service                                                     1,818            1         1,819
   Capital projects                                                   214           13           227
   Other purposes                                                     565           41           606
                                                               ----------   ----------    ----------
   TOTAL DISBURSEMENTS                                             51,123          921        52,044
                                                               ==========   ==========    ==========

FISCAL MANAGEMENT PLAN                                                450          (47)          403
                                                               ==========   ==========    ==========

DEPOSIT TO/(USE OF) COMMUNITY PROJECTS FUND                          (150)           0          (150)
                                                               ==========   ==========    ==========

MARGIN                                                             (7,245)        (463)       (7,708)
                                                               ==========   ==========    ==========

                                    2006-2007
                              (MILLIONS OF DOLLARS)


                                 2004
                                APRIL         MAY        JUNE        JULY      AUGUST   SEPTEMBER     OCTOBER
                           ----------  ----------  ----------  ----------  ----------  ----------  ----------
OPENING FUND BALANCE            1,077       3,842       1,227       1,865       1,740       2,314       2,413

RECEIPTS:
 Taxes:
   Personal income tax          3,851         526       1,945       1,215       1,344       1,895         630
   Sales Tax                      626         576         857         622         596         826         588
   User taxes and fees             79          41          52          62          55          46          45
   Business taxes                 148          (9)        727          91          56         805          38
   Other taxes                     68          50          79          60          52          57          65
 Miscellaneous receipts            69          67         318         245         124         141         100
 Federal grants                     1           1           1           0           2           1           0
 Transfers from other
  funds:
   Revenue Bond Fund              875         158         648         405         382         649         197
   LGAC                           181          33           0           0         617         339         180
   Clean Water/Clean Air           52          26          77          23          67          49          20
   All other Transfers              4           0           0           6           1         179          57
                           ----------  ----------  ----------  ----------  ----------  ----------  ----------

   TOTAL RECEIPTS               5,954       1,469       4,704       2,729       3,296       4,987       1,920
                           ==========  ==========  ==========  ==========  ==========  ==========  ==========

DISBURSEMENTS:
 Grants to local
  governments                   1,621       3,089       2,805       1,669       1,677       2,836       1,411
 State operations                 837         708         790         795         601         755         336
 General State charges            423         179         214         268         306         910         194
 Transfers to other
  funds:
   Debt service                   211          45         220          50          35         319          51
   Capital projects                 1          46          23          56          32          33          30
   All Other Transfers             96          17          14          16          71          35         127
                           ----------  ----------  ----------  ----------  ----------  ----------  ----------

   TOTAL DISBURSEMENTS          3,189       4,084       4,066       2,854       2,722       4,888       2,149
                           ==========  ==========  ==========  ==========  ==========  ==========  ==========

FISCAL MANAGEMENT PLAN              0           0           0           0           0           0           0
                           ==========  ==========  ==========  ==========  ==========  ==========  ==========

EXCESS (DEFICIENCY) OF
  RECEIPTS OVER
  DISBURSEMENTS                 2,765      (2,615)        638        (125)        574          99        (229)
                           ----------  ----------  ----------  ----------  ----------  ----------  ----------

CLOSING FUND BALANCE            3,842       1,277       1,865       1,740       2,314       2,413       2,184
                           ==========  ==========  ==========  ==========  ==========  ==========  ==========

                                                         2005
                             NOVEMBER    DECEMBER     JANUARY    FEBRUARY       MARCH       TOTAL
                           ----------  ----------  ----------  ----------  ----------  ----------
OPENING FUND BALANCE            2,184       1,518       1,834       4,970       5,475       1,077

RECEIPTS:
 Taxes:
   Personal income tax            543       1,290       3,134       1,805         538      18,716
   Sales Tax                      580         859         622         497         769       8,018
   User taxes and fees             53          59          63          47          59         661
   Business taxes                  12         768          35          17       1,026       3,714
   Other taxes                     63          72          64          67          67         764
 Miscellaneous receipts           343         304         153         178         305       2,347
 Federal grants                     0           0           0           0           0           6
 Transfers from other
  funds:
   Revenue Bond Fund               69         436       1,044         427         423       5,713
   LGAC                           176         263         188           3         178       2,158
   Clean Water/Clean Air           28          16          19          20          14         411
   All other Transfers              1          11          28           1         218         506
                           ----------  ----------  ----------  ----------  ----------  ----------

   TOTAL RECEIPTS               1,868       4,078       5,350       3,062       3,597      43,014
                           ==========  ==========  ==========  ==========  ==========  ==========

DISBURSEMENTS:
 Grants to local
  governments                   1,462       2,270       1,260       1,843       7,539      29,482
 State operations                 619         872         664         421         227       7,625
 General State charges            204         240         265         174         238       3,615
 Transfers to other
  funds:
   Debt service                   168         348          14          28         244       1,733
   Capital projects                40          54          28         137        (286)        194
   All Other Transfers             41          18          23          14          67         539
                           ----------  ----------  ----------  ----------  ----------  ----------

   TOTAL DISBURSEMENTS          2,534       3,802       2,254       2,617       8,029      43,188
                           ==========  ==========  ==========  ==========  ==========  ==========

FISCAL MANAGEMENT PLAN              0          40          40          60          84         224
                           ==========  ==========  ==========  ==========  ==========  ==========

EXCESS (DEFICIENCY) OF
  RECEIPTS OVER
  DISBURSEMENTS                  (666)        316       3,136         505      (4,348)         50
                           ----------  ----------  ----------  ----------  ----------  ----------

CLOSING FUND BALANCE            1,518       1,834       4,970       5,475       1,127       1,127
                           ==========  ==========  ==========  ==========  ==========  ==========

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2004-2005
                              (MILLIONS OF DOLLARS)


                                                          SPECIAL      CAPITAL         DEBT
                                             GENERAL      REVENUE     PROJECTS      SERVICE       (MEMO)
                                                FUND        FUNDS        FUNDS        FUNDS        TOTAL
                                           ---------    ---------    ---------    ---------    ---------
OPENING FUND BALANCE                           1,077        1,703         (336)         174        2,618
                                           =========    =========    =========    =========    =========
RECEIPTS:
Taxes                                         31,873        4,758        1,795        8,993       47,419
Miscellaneous receipts                         2,347       11,101        1,920          647       16,015
Federal grants                                     6            0            0            0            6
                                           ---------    ---------    ---------    ---------    ---------
   TOTAL RECEIPTS                             34,226       15,859        3,715        9,640       63,440
                                           =========    =========    =========    =========    =========

DISBURSEMENTS:
Grants to local governments                   29,482       11,109        1,049            0       41,640
State operations                               7,625        5,064            0           22       12,711
General State charges                          3,615          485            0            0        4,100
Debt service                                       0            0            0        3,859        3,859
Capital projects                                   0            1        1,962            0        1,963
                                           ---------    ---------    ---------    ---------    ---------
   TOTAL DISBURSEMENTS                        40,722       16,659        3,011        3,881       64,273
                                           =========    =========    =========    =========    =========

OTHER FINANCING SOURCES (USES):
Transfers from other funds                     8,788          762          230        5,229       15,009
Transfers to other funds                      (2,466)        (397)      (1,080)     (10,989)     (14,932)
Bond and note proceeds                             0            0          193            0          193
                                           ---------    ---------    ---------    ---------    ---------
   NET OTHER FINANCING SOURCES (USES)          6,322          365         (657)      (5,760)         270
                                           =========    =========    =========    =========    =========

FISCAL MANAGEMENT PLAN                           224            0            0            0          224
                                           =========    =========    =========    =========    =========

CHANGE IN FUND BALANCE                            50         (435)          47           (1)        (339)
                                           =========    =========    =========    =========    =========

CLOSING FUND BALANCE                           1,127        1,268         (289)         173        2,279
                                           =========    =========    =========    =========    =========


        THE SPECIAL REVENUE FUNDS OPENING FUND BALANCE HAS BEEN INCREASED BY $54 MILLION TO REFLECT THE RECLASSIFICATION OF THE EXPENDABLE AND NON-EXPENDABLE TRUST FUNDS FROM THE FIDUCIARY FUND TYPE TO THE SPECIAL REVENUE FUND TYPE PURSUANT TO GASB 34.

                               CASH FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                                    2004-2005
                              (MILLIONS OF DOLLARS)


                                                          SPECIAL      CAPITAL         DEBT
                                             GENERAL      REVENUE     PROJECTS      SERVICE       (MEMO)
                                                FUND        FUNDS        FUNDS        FUNDS        TOTAL
                                           ---------    ---------    ---------    ---------    ---------
OPENING FUND BALANCE                           1,077        2,183         (489)         174        2,945
                                           =========    =========    =========    =========    =========

RECEIPTS:
Taxes                                         31,873        4,758        1,795        8,993       47,419
Miscellaneous receipts                         2,347       11,225        1,920          647       16,139
Federal grants                                     6       35,185        1,814            0       37,005
                                           ---------    ---------    ---------    ---------    ---------
   TOTAL RECEIPTS                             34,226       51,168        5,529        9,640      100,563
                                           =========    =========    =========    =========    =========

DISBURSEMENTS:
Grants to local governments                   29,482       42,802        1,267            0       73,551
State operations                               7,625        8,408            0           22       16,055
General State charges                          3,615          689            0            0        4,304
Debt service                                       0            0            0        3,859        3,859
Capital projects                                   0            2        3,520            0        3,522
                                           ---------    ---------    ---------    ---------    ---------
   TOTAL DISBURSEMENTS                        40,722       51,901        4,787        3,881      101,291
                                           =========    =========    =========    =========    =========

OTHER FINANCING SOURCES (USES):
Transfers from other funds                     8,788        3,135          230        5,229       17,382
Transfers to other funds                      (2,466)      (2,889)      (1,088)     (10,989)     (17,432)
Bond and note proceeds                             0            0          193            0          193
                                           ---------    ---------    ---------    ---------    ---------
   NET OTHER FINANCING SOURCES (USES)          6,322          246         (665)      (5,760)         143
                                           =========    =========    =========    =========    =========

FISCAL MANAGEMENT PLAN                           224            0            0            0          224
                                           =========    =========    =========    =========    =========

CHANGE IN FUND BALANCE                            50         (487)          77           (1)        (361)
                                           =========    =========    =========    =========    =========

CLOSING FUND BALANCE                           1,127        1,696         (412)         173        2,584
                                           =========    =========    =========    =========    =========


        THE SPECIAL REVENUE FUNDS OPENING FUND BALANCE HAS BEEN INCREASED BY $54 MILLION TO REFLECT THE RECLASSIFICATION OF THE EXPENDABLE AND NON-EXPENDABLE TRUST FUNDS FROM THE FIDUCIARY FUND TYPE TO THE SPECIAL REVENUE FUND TYPE PURSUANT TO GASB 34.

                         CASH DISBURSEMENTS BY FUNCTION
                        2004-2005 ALL GOVERNMENTAL FUNDS
                             (THOUSANDS OF DOLLARS)


                                                                                                   REVISIONS
                                                                   ENACTED       COLLECTIVE       (INCLUDING          MID-YEAR
                                                                  ESTIMATE      BARGAINING*             FMP)          ESTIMATE
                                                            --------------   --------------   --------------    --------------
ECONOMIC DEVELOPMENT AND GOVERNMENT OVERSIGHT
Agriculture and Markets, Department of                              88,992            1,053           (2,768)           87,277
Alcoholic Beverage Control                                          10,220              311              (85)           10,446
Banking Department                                                  60,221            1,645                0            61,866
Consumer Protection Board                                            2,465               73             (100)            2,438
Economic Development, Department of                                345,557              516                0           346,073
Empire State Development Corporation                                65,975                0                0            65,975
Energy Research and Development Authority                           26,123                0                0            26,123
Housing Finance Agency                                                   0                0                0                 0
Housing and Community Renewal, Division of                         219,674            2,097             (287)          221,484
Insurance Department                                               128,217            3,208            5,747           137,172
Olympic Regional Development Authority                               7,750                0                0             7,750
Public Service, Department of                                       57,429            1,478           (2,648)           56,259
Science, Technology and Academic Research, Office of                80,170               75                0            80,245
                                                            --------------   --------------   --------------    --------------
   FUNCTIONAL TOTAL                                              1,092,793           10,456             (141)        1,103,108
                                                            ==============   ==============   ==============    ==============

PARKS AND THE ENVIRONMENT
Adirondack Park Agency                                               4,523              141                0             4,664
Environmental Conservation, Department of                          901,821            8,173           16,854           926,848
Environmental Facilities Corporation                                12,416              228                0            12,644
Parks, Recreation and Historic Preservation, Office of             228,028            4,822              (28)          232,822
                                                            --------------   --------------   --------------    --------------
   FUNCTIONAL TOTAL                                              1,146,788           13,364           16,826         1,176,978
                                                            ==============   ==============   ==============    ==============

TRANSPORTATION
Motor Vehicles, Department of                                      217,695           10,480           (2,663)          225,512
Thruway Authority                                                    4,000                0                0             4,000
Transportation, Department of                                    5,334,101           16,645         (131,712)        5,219,034
                                                            --------------   --------------   --------------    --------------
   FUNCTIONAL TOTAL                                              5,555,796           27,125         (134,375)        5,448,546
                                                            ==============   ==============   ==============    ==============

HEALTH AND SOCIAL WELFARE
Advocate for Persons with Disabilities, Office of                    4,044               37               (3)            4,078
Aging, Office for the                                              171,228              293                0           171,521
Children and Families, Council on                                        0                0                0                 0
Children and Family Services, Office of                          3,092,522            8,627           40,729         3,141,878
Health, Department of                                           33,478,337           12,774           (1,928)       33,489,183
                                                            --------------   --------------   --------------    --------------
   MEDICAL ASSISTANCE                                           29,300,766                0          128,700        29,429,466
   MEDICAID ADMINISTRATION                                         542,400                0           35,000           577,400
   ALL OTHER                                                     3,635,171           12,774         (165,628)        3,482,317
Human Rights, Division of                                           14,884              444                0            15,328
Labor, Department of                                               766,602            8,870           99,604           875,076
Prevention of Domestic Violence, Office of                           1,602               74              488             2,164
Temporary and Disability Assistance, Office of                   4,455,899            5,573           (6,042)        4,455,430
   WELFARE ASSISTANCE                                            3,124,959                0          (24,157)        3,100,802
   WELFARE ADMINISTRATION                                          341,133                0            1,400           342,533
   ALL OTHER                                                       989,807            5,573           16,715         1,012,095
Welfare Inspector General, Office of                                 1,083               23                0             1,106
Workers' Compensation Board                                        145,860            3,216              294           149,370
                                                            --------------   --------------   --------------    --------------
   FUNCTIONAL TOTAL                                             42,132,061           39,931          133,142        42,305,134
                                                            ==============   ==============   ==============    ==============

                                                                                                   REVISIONS
                                                                   ENACTED       COLLECTIVE       (INCLUDING          MID-YEAR
                                                                  ESTIMATE      BARGAINING*             FMP)          ESTIMATE
                                                            --------------   --------------   --------------    --------------
MENTAL HEALTH
Mental Health, Office of                                         2,172,437           36,521           (2,954)        2,206,004
Mental Retardation and Developmental Disabilities,
Office of                                                        2,820,865           41,014          (45,689)        2,816,190
Alcohol and Substance Abuse Services, Office of                    478,649            2,127           (6,427)          474,349
Developmental Disabilities Planning Council                          3,730              (18)              27             3,739
Quality of Care for the Mentally Disabled, Commission on            11,200              200              (12)           11,388
                                                            --------------   --------------   --------------    --------------
   FUNCTIONAL TOTAL                                              5,486,881           79,844          (55,055)        5,511,670
                                                            ==============   ==============   ==============    ==============

PUBLIC PROTECTION
Capital Defenders Office                                            12,519              175                0            12,694
Correction, Commission of                                            2,427               84                0             2,511
Correctional Services, Department of                             2,140,898           18,952           81,189         2,241,039
Crime Victims Board                                                 61,858              201                0            62,059
Criminal Justice Services, Division of                             304,234            1,446           (3,071)          302,609
Investigation, Temporary State Commission of                         3,426               87                0             3,513
Judicial Commissions                                                 2,542               62                0             2,604
Military and Naval Affairs, Division of (1)                      1,840,922            1,138          (26,736)        1,815,324
Parole, Division of                                                175,903            4,752            1,012           181,667
Probation and Correctional Alternatives, Division of                75,480               77                0            75,557
Public Security, Office of                                          11,929               22                0            11,951
State Police, Division of                                          489,083            1,774            3,690           494,547
                                                            --------------   --------------   --------------    --------------
   FUNCTIONAL TOTAL                                              5,121,221           28,770           56,084         5,206,075
                                                            ==============   ==============   ==============    ==============

EDUCATION
Arts, Council on the                                                45,789              214                0            46,003
City University of New York                                      1,134,572                0                0         1,134,572
Education, Department of                                        22,694,716            6,266             (448)       22,700,534
                                                            --------------   --------------   --------------    --------------
   SCHOOL AID                                                   15,090,841                0                0        15,090,841
   STAR PROPERTY TAX RELIEF                                      3,018,000                0                0         3,018,000
   HANDICAPPED                                                   1,432,976                0                0         1,432,976
   ALL OTHER                                                     3,152,899            6,266             (448)        3,158,717
Higher Education Services Corporation                            1,014,996            1,449                0         1.016,445
State University Construction Fund                                   9,402              331             (477)            9,256
State University of New York                                     4,634,189           92,796          111,672         4,838,657
                                                            --------------   --------------   --------------    --------------
   FUNCTIONAL TOTAL                                             29,533,664          101,056          110,747        29,745,467
                                                            ==============   ==============   ==============    ==============

GENERAL GOVERNMENT
Audit and Control, Department of                                   176,815            3,293           25,400           205,508
Budget, Division of the                                             39,786            1,315            2,787            43,888
Civil Service, Department of                                        21,652              783              129            22,564
Elections, State Board of                                            6,616               95           (3,000)            3,711
Employee Relations, Office of                                        3,550              118               84             3,752
Executive Chamber                                                   14,916            1,174              139            16,229
General Services, Office of                                        213,756            2,320            2,277           218,353
Inspector General, Office of                                         5,441              189                0             5,630
Law, Department of                                                 170,823            4,551             (464)          174,910
Lieutenant Governor, Office of the                                     458               29                0               487
Lottery, Division of                                               159,651              712           13,857           174,220
Public Employment Relations Board                                    3,472              109               88             3,669
Racing and Wagering Board, State                                    14,832              269            1,669            16,770
Real Property Services, Office of                                   53,800              911           (1,921)           52,790
Regulatory Reform, Governor's Office of                              3,375               97                0             3,472

                                                                                                   REVISIONS
                                                                   ENACTED       COLLECTIVE       (INCLUDING          MID-YEAR
                                                                  ESTIMATE      BARGAINING*             FMP)          ESTIMATE
                                                            --------------   --------------   --------------    --------------
State, Department of                                               234,589            1,215               12           235,816
Tax Appeals, Division of                                             2,718               94                0             2,812
Taxation and Finance, Department of                                338,027           10,179           (2,200)          346,006
Technology, Office of                                               19,897              300                0            20,197
TSC Lobbying                                                         1,325               37              (50)            1,312
Veterans Affairs, Division of                                       12,517              257             (481)           12,293
                                                            --------------   --------------   --------------    --------------
   FUNCTIONAL TOTAL                                              1,498,016           28,047           38,326         1,564,389
                                                            ==============   ==============   ==============    ==============

ALL OTHER CATEGORIES
Legislature                                                        201,629                0                0           201,629
Judiciary (excluding fringe benefits)                            1,508,013                0           42,500         1,550,513
Homeland Security                                                  141,974                0            1,458           143,432
Local Government Assistance                                        802,661                0                0           802,661
Long-Term Debt Service                                           3,898,993                0          (40,120)        3,858,873
General State Charges/Miscellaneous                              4,176,765         (328,593)         (85,955)        2,672,217
Capital Accounting Adjustment(2)                                (1,090,000)               0                0                 0
                                                            --------------   --------------   --------------    --------------
   FUNCTIONAL TOTAL                                              9,640,035         (328,593)         (82,117)        9,229,325
                                                            --------------   --------------   --------------    --------------
TOTAL ALL GOVERNMENTAL FUNDS SPENDING                          101,207,255                0           83,437       101,290,692
                                                            ==============   ==============   ==============    ==============


* REPRESENTS THE ALLOCATION OF COLLECTIVE BARGAINING COST TO AGENCIES. THE ENACTED BUDGET ESTIMATE HAD REFLECTED THE COSTS CENTRALLY.

NOTE 1: PROJECTED 2004-05 INCLUDES $1.7 BILLION IN WORLD TRADE CENTER SPENDING THAT WILL BE REFLECTED IN VARIOUS AGENCIES AT YEAR END.

NOTE 2: PROJECTED 2004-05 SPENDING BY FUNCTION HAS BEEN ADJUSTED TO INCLUDE CERTAIN OFF-BUDGET CAPITAL PROJECTS SPENDING, HOWEVER IT IS EXCLUDED FROM TOTAL PROJECTED SPENDING. THIS SPENDING IS NOT INCLUDED IN ACTUAL CASH RESULTS BY THE STATE COMPTROLLER ON A CASH BASIS BUT IS REFLECTED ON A GAAP BASIS.

Special Considerations

The Financial Plan is necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current receipts and spending estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast. For a discussion of additional risks to the Financial Plan, see the section entitled "Financial Plan Reserves and Risks" in the Mid-Year Update.

      APPENDIX D- SPECIAL INVESTMENT CONSIDERATIONS RELATING TO NEW JERSEY
                              MUNICIPAL OBLIGATIONS

               New Jersey Economic Information and Trends. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

     During 2003, New Jersey's economy continued to recover from the prior recessionary period. New Jersey's employment increased by 1.6% in May 2004 from a year ago, continuing the positive year-to-year growth trend for the eleventh consecutive month since July 2003. With improving trends in payroll employment in New Jersey, the New Jersey unemployment rate fell to 4.9% in May 2004, and remains well below the 5.6% rate for the nation. New Jersey and the nation are expected to have economic momentum into 2005. New Jersey's economy is expected to follow the national trend in 2005. New Jersey and the Nation may experience further near-term slow growth, and the expected pace of economic expansion may stall if consumers, investors, and businesses become more cautious than currently assumed. Nevertheless, the fundamentals of New Jersey's economic health remain stable and the long-term prospects for economic growth of New Jersey in 2005 and beyond are favorable.

   New Jersey's Budget and Appropriation System - Current Operating Expenses.

     The General Fund. New Jersey operates on a fiscal year ending on June 30. The General Fund is the fund into which all New Jersey revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund. The Appropriations Act enacted by the New Jersey Legislature and approved by the Governor provides the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for fiscal year 2001 was $388.7 million, for fiscal year 2002 was 292.3 million and for fiscal year 2003 was 373.0 million. For fiscal year 2004 and 2005, the balance in the undesignated General Fund is estimated to be $534.0 and $109.6 million, respectively. The fund balances are available for appropriation in succeeding fiscal years.

     Tax and Revenue Anticipation Notes. In fiscal year 1992, New Jersey initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of General Fund revenues and Property Tax Relief Fund revenues. New Jersey authorized the issuance of up to $3,100,000,000 of such notes for fiscal year 2005 and has issued notes in the amount of $1,500,000,000 on August 12, 2004, which notes are payable on June 24, 2005 Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from monies on deposit in the General Fund and Property Tax Relief Fund that are legally available for such payment.

                     New Jersey Capital Project Financings.

     General Obligation Bonds. New Jersey finances certain capital projects through the sale of its general obligation bonds. These bonds are backed by the full faith and credit of New Jersey. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 2004 was $3,236,099,741. The appropriation for the debt service obligation on outstanding projected indebtedness is $441.5 million for fiscal year 2005.

     Pay-As-You-Go. In addition to payment from bond proceeds, capital projects can also be funded by appropriation of current revenues on a pay-as-you-go basis. In fiscal year 2005, the amount appropriated for this purpose is $1,120.5 million.

                 Other Long Term Debt Obligations of New Jersey.

     Bonds Guaranteed by New Jersey. The New Jersey Sports and Exposition Authority ("NJSEA") has issued State-guaranteed bonds of which $20,050,000 were outstanding as of June 30, 2004. To date, the NJSEA has not had a revenue deficiency requiring New Jersey to make debt service payments pursuant to its guarantee. It is anticipated that the NJSEA's revenues will continue to be sufficient to pay debt service on these bonds without recourse to New Jersey's guarantee.

     "Moral Obligation" Bonds. The authorizing legislation for certain
New Jersey entities provides for specific budgetary procedures with respect to certain of the obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations and a New Jersey appropriation in the amount of the deficiency is to be made. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible New Jersey entities. Below is a discussion of those New Jersey authorities and instrumentalities that issue bonds that constitute a "moral obligation" of New Jersey.

               New Jersey Housing and Mortgage Finance Agency. Neither the
New Jersey Housing and Mortgage Finance Agency nor its predecessor agencies (the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency) have had a deficiency in a debt service reserve fund which required New Jersey to appropriate funds to meet its "moral obligation." It is anticipated that this agency's revenues will continue to be sufficient to pay debt service on its bonds.

               South Jersey Port Corporation. New Jersey has periodically provided the South Jersey Port Corporation (the "SJPC") with funds to cover debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. For calendar years 2000 through 2004, New Jersey has made appropriations totaling $20,371,846 which covered deficiencies in revenues of the SJPC for debt service.

               New Jersey Higher Education Student Assistance Authority. The
New Jersey Higher Education Student Assistance Authority ("NJHESAA") (successor to the Higher Education Assistance Authority) has not had a revenue deficiency that required New Jersey to appropriate funds to meet its "moral obligation". It currently is anticipated that the NJHESAA's revenues will continue to be sufficient to cover debt service on its bonds.

     There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible New Jersey entities. As of June 30, 2004, outstanding "moral obligation" bonded indebtedness issued by New Jersey entities totaled $1,167,907,668 and fiscal year 2005 debt service subject to "moral obligation" is $53,999,749.

     Obligations Supported by New Jersey Revenue Subject to Annual Appropriation. New Jersey has entered into a number of leases and contracts described below (collectively, the "Agreements" and each an "Agreement") with several governmental authorities to secure the financing of various New Jersey projects. Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements defined below. New Jersey's obligations to make payments with respect to certain financings includes payments related to interest rate exchange agreements described below ("swap agreements") entered into with respect to such financings. Under such swap agreements, the issuer is required to pay a fixed rate to the swap counter party and any swap termination payment. If the payments to an issuer under a swap agreement are not sufficient to pay the interest on the issuer's related obligation, the issuer must pay such deficiency. New Jersey's obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes. The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. Below is a discussion of those financings pursuant to which State authorities and instrumentalities have entered into Agreements with New Jersey to secure the financing of various State projects.

               New Jersey Economic Development Authority. The New Jersey Economic Development Authority ("NJEDA") issues bonds secured by Agreements pursuant to the following legislative programs: (i) Economic Recovery Bonds issued to finance various economic development purposes (with payments made by New Jersey pursuant to an Agreement being equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey);
(ii) Pension Bonds issued for the purpose of financing the unfunded accrued pension liability for New Jersey's retirement system; (iii) Market Transition Facility Bonds issued to pay current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis; (iv) the School Facility Construction Bonds (the principal amount of bonds authorized to be issued is $6 billion for the "Abbott" districts, $2.5 billion for all other districts and $100 million for county vocational school district projects), pursuant to which the NJEDA issues bonds to finance New Jersey's share of costs for school facility construction projects and debt service on the bonds is paid pursuant to a contract between the NJEDA and the New Jersey Treasurer; (v) pursuant to the Motor Vehicle Security and Customer Service Act, the NJEDA is authorized to issue bonds to pay the costs of capital improvements for the New Jersey Motor Vehicle Commission facilities (authorized in an amount not exceeding $160 million); (vi) the lease financing program through which certain real property, office buildings and equipment are financed with NJEDA bonds (secured by Agreements between the New Jersey Treasurer and NJEDA) and (vii) pursuant to the Cigarette Tax Securitization Act of 2004, the NJEDA is authorized to issue bonds payable, and secured by, a portion, $0.0325 per cigarette, of the cigarette tax imposed pursuant to N.J.S.A. 54:40A-1 et seq.

               Swap Agreements. The NJEDA has entered into a number of swap agreements with certain bond issues. In connection with the $375,000,000 State Pension Variable Rate Refunding Bonds, Series 2003, the NJEDA has entered into swap agreements for the purpose of converting the NJEDA's variable rate exposure to a fixed rate. The outstanding aggregate principal amount of the bonds is equal to the aggregate notional amount of the swap agreements related thereto. In connection with School Facilities Construction Bonds, the NJEDA has entered into for six separate tranches of swap agreements in an aggregate notional amount of $3 billion in 2003 and three separate swap agreements with a notional amount of $750 million in 2004. These forward-starting swap agreements effectively hedge against rising interest rates a portion of the NJEDA's future borrowings expense associated with bonds anticipated to be issued under the Educational Facilities Construction and Financing Act, enacted July 18, 2000, P.L. 2000, c.72. The NJEDA has entered into three separate swap agreements with an aggregate notional amount of $214,795,000 in connection with its Business Employment Incentive Program Bonds and are effectively a hedge against rising interest rates for a portion of NJEDA's future borrowing expense associated with bonds anticipated to be issued under the Business Employment Incentives Program in fiscal year 2005.

               New Jersey Educational Facilities Authority. The New Jersey Educational Facilities Authority issues bonds secured by Agreements pursuant to seven separate legislative programs to finance (i) the purchase of equipment to be leased to institutions of higher learning; (ii) grants to New Jersey's public and private institutions of higher education for the development, construction and improvement of instructional, laboratory, communication and research facilities; (iii) grants to public and private institutions of higher education to develop a technology infrastructure within and among New Jersey's institutions of higher education;
(iv) capital projects at county colleges; (v) grants to public and private institutions of higher education to finance and refinance eligible educational facilities; (vi) grants to public libraries to finance the acquisition, expansion and rehabilitation of buildings to be used as public library facilities; and (vii) loans to public and private institutions of higher education and public and private secondary schools, military schools and boarding schools located within New Jersey to install automatic fire suppression systems.

               New Jersey Transportation Trust Fund Authority. In July 1984,
New Jersey created the New Jersey Transportation Trust Fund Authority (the "NJTTFA") for the purpose of funding a portion of New Jersey's share of the cost of improvements to its transportation system. The principal amount of the NJTTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $650 million plus amounts carried over from prior fiscal years. The obligations issued by the NJTTFA are special obligations of the NJTTFA payable from a contract among the NJTTFA, the New Jersey Treasurer and the Commissioner of Transportation.

               New Jersey Building Authority. The New Jersey Building Authority ("NJBA") issues bonds for the acquisition, construction, renovation and rehabilitation of various New Jersey office buildings, historic buildings, and correctional facilities. Pursuant to a lease agreement, New Jersey makes rental payments to NJBA in amounts sufficient to pay debt service on the NJBA bonds.

               New Jersey Sports and Exposition Authority. Legislation enacted in 1992 authorizes the New Jersey Sports and Exposition Authority (the "NJSEA") to issue bonds for various purposes payable from a contract between the NJSEA and the New Jersey Treasurer. Pursuant to such contract, the NJSEA undertakes certain projects and the New Jersey Treasurer credits to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds.

               Garden State Preservation Trust. In July 1999, New Jersey established the Garden State Preservation Trust ("GSPT") for the purpose of preserving, as open space, farmland and historic properties. Pursuant to the enabling act of the GSPT, the principal amount of bonds, notes or other obligations which may be issued prior to July 1, 2009, other than refunding bonds, cannot exceed $1.15 billion. After July 1, 2009, only refunding bonds can be issued. The obligations to be issued by the GSPT will be special obligations of the GSPT payable from amounts paid to it under a contract between GSPT and the New Jersey Treasurer.

               New Jersey Health Care Facilities Financing Authority Pursuant to Legislation, the New Jersey Health Care Facilities Financing Authority is authorized to acquire, construct and lease a project to the New Jersey Department of Human Services ("DHS") and to issue bonds to finance each project, the debt service on which shall be paid by DHS, subject to appropriations by the New Jersey Legislature.

               New Jersey Certificates of Participation. Beginning in April 1984, New Jersey, acting through the Director of the Division of Purchase and Property, has entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey. Certificates of Participation in such lease purchase agreements have been issued. A Certificate of Participation represents a proportionate interest of the owner thereof in the lease payments to be made by New Jersey under the terms of the lease purchase agreement.

               New Jersey Supported School and County College Bonds. Legislation provides for future appropriations for New Jersey aid to local school districts equal to a portion of the debt service on bonds issued by such local school districts for construction and renovation of school facilities (P.L. 1968, c. 177; P.L. 1971, c. 10; and P.L. 1978, c. 74) and for New Jersey aid to counties equal to a portion of the debt service on bonds issued by or on behalf of counties for construction of county college facilities (P.L. 1971, c. 12, as amended). The New Jersey

Legislature has no legal obligation to make such appropriations, but has done so to date for all obligations issued under these laws.

               Department of Human Services Programs The NJEDA issues revenue bonds from time to time on behalf of non-profit community services providers. The payment of debt service on these bonds as was as the payment of certain other provider expenses is made by New Jersey pursuant to service contracts between DHS and these providers.

     Conduit Indebtedness of New Jersey Authorities and Instrumentalities. Certain State authorities and instrumentalities are authorized to issue debt on behalf of various private and governmental entities on a conduit basis. Under such circumstances, neither the New Jersey authority or instrumentality acting as a conduit issuer nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt are solely that of the entity on whose behalf the debt was issued. Those State authorities and instrumentalities that issue debt on behalf of private and governmental entities on a conduit basis include: (i) the New Jersey Economic Development Authority;
(ii) the New Jersey Health Care Facilities Financing Authority; (iii) the
New Jersey Education Facilities Authority; (iv) the New Jersey Housing and Mortgage Finance Agency; (v) the New Jersey Environmental Infrastructure Trust; and (vi) the New Jersey Redevelopment Agency.

                          Counties and Municipalities.

     Regulation of County and Municipal Finance. New Jersey's county and municipal finance system is regulated by various statutes designed to assure that all county and municipal governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the New Jersey Department of Community Affairs.

     The Local Budget Law (N.J.S.A. 40A:4-1 et seq.) (the "Local Budget Law") imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the "Director"). The accounts of each local unit must be independently audited by a registered municipal accountant. New Jersey law provides that budgets must be submitted in a form promulgated by the Division. The Division reviews all local unit annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered (i) to require changes for compliance with law as a condition of approval; (ii) to disapprove budgets not in accordance with law; and (iii) to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law. This process insures that every local unit annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for (i) principal of and interest on indebtedness falling due in the fiscal year, (ii) deferred charges, and (iii) other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

     The Local Government Cap Law (N.J.S.A. 40A:4-45.1 et seq.) (the "Cap Law") limits the year-to-year increase of the total appropriations of any local unit to either 5 percent or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5 percent, the Cap Law permits the governing body of any local unit to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5 percent, the Cap Law also permits the governing body of any local unit to approve the use of a higher percentage rate up to 5 percent. Regardless of the rate utilized, certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are: (i) municipal and county appropriations to pay debt service requirements; (ii) requirements to comply with certain other New Jersey or federal mandates; (iii) appropriations of private and public dedicated funds; (iv) amounts approved by referendum; and (v) in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.

     Regulation of the Issuance of Bonds by Counties and Municipalities.
New Jersey law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A. 40A:2-1 et seq.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than fiscal year adjustment bonds). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt ("statutory deduction") from all authorized debt of the local unit in computing whether a local unit has exceeded its statutory debt limit. The Local Bond Law permits the issuance of certain obligations, including obligations issued for certain emergency or self liquidating purposes, notwithstanding the statutory debt limitation described above, but, with certain exceptions, it is then necessary to obtain the approval of the Local Finance Board.

                                School Districts.

     Regulation of School District Finance. All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school districts, takes office. Type I school districts, most commonly found in cities, have a board of education, appointed by the mayor or the chief executive officer of the municipality, constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts. The New Jersey Department of Education has been empowered with authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 et seq. (the "School Intervention Act"). The State-operated school district, under the direction of a New Jersey appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent.

     New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but New Jersey's supervision of school finance closely parallels that of local governments.

     Regulation of the Issuance of Bonds by School Districts. School district bonds and temporary notes are issued in conformity with N.J.S.A. 18A:24-1 et seq. (the "School Bond Law"), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see "Counties and Municipalities - Regulation of the Issuance of Bonds by Counties and Municipalities" herein). Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by local units, they are subject to debt limits (which vary depending on the type of school system) and to New Jersey regulation of their borrowing.

     School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board for projects in a State-operated school district.

     If school bonds of a Type II school district will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the school district's borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the New Jersey Department of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.

     In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued by a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.

     School District Lease Purchase Financings. School districts are permitted to enter into lease purchase agreements for the acquisition of equipment or for the acquisition of land and school buildings in order to undertake the construction or the improvement of the school buildings. Lease purchase agreements for equipment cannot exceed five years. Lease purchase agreements for school facilities must be approved by the Commissioner, the voters or the board of school estimate, as applicable. The payment of rent on an equipment lease and on a five year and under facilities lease purchase agreement is treated as a current expense and is within the cap on the school district's budget. Under the Comprehensive Education Improvement and Financing Act, lease purchase payments on leases in excess of five years will be treated as debt service payments and therefore receive debt service aid if the school district is entitled and will be outside the school district's spending limitation of the General Fund.

     New Jersey School Bond Reserve Act. The New Jersey School Bond Reserve Act (N.J.S.A. 18A:56-17 et seq.) establishes a school bond reserve within the constitutionally dedicated Fund for the support of free public schools. Under this law, the reserve is maintained at an amount equal to 1.5 percent of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by New Jersey appropriations), but not in excess of monies available in such Fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. There has never been an occasion to call upon this Fund.

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                          Local Financing Authorities.

     Regulation of Local Financing Authorities. The Local Authorities Fiscal Control Law (N.J.S.A. 40A:5A-1 et seq.) provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies, created by local units, which are empowered (i) to issue bonds, (ii) to impose facility or service charges, or (iii) to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing
New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.

     Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director. The Local Finance Board exercises approval over creation of new authorities and special districts as well as their dissolution. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director reviews and approves annual budgets of authorities and special districts.

     Regulation of the Issuance of Bonds by Local Financing Authorities. Certain local authorities are authorized to issue debt on behalf of various entities on a conduit basis. Under such circumstances, neither the local authority acting as a conduit issuer, the local unit creating such local authority nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued. The Local Finance Board reviews, conducts public hearings, and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a local unit and an authority or special district.

     Pollution Control Bonds. In the 1970's, the New Jersey Legislature initiated a comprehensive statutory mechanism for the management of solid waste disposal within New Jersey that required each county to develop a plan for county-wide controlled flow of solid waste to a franchised location. The controlled flow of solid waste to a franchised location enabled the imposition of above-market-rate disposal fees. Most counties created independent local authorities or utilized existing local authorities in order to finance, with the proceeds of bonds, the technically complex and expensive infrastructure required to implement this statutory mechanism. Typically, the primary security for the amortization of the bonds was the above-market-rate disposal fees, although some bonds were further secured by a guaranty of the respective county. On May 1, 1997, in Atlantic Coast Demolition & Recycling, Inc. v. Board of Chosen Freeholders of Atlantic County, 112 F.3d 652 (3d Cir. 1997), the United States Court of Appeals for the Third Circuit held that New Jersey's system of controlled flow of solid waste to franchised locations unconstitutionally discriminated against out-of-State operators of waste disposal facilities and, therefore, violated the Commerce Clause of the United States Constitution. Subsequently, the United States Supreme Court denied a petition for writ of certiorari. This decision has terminated controlled flow of solid waste to franchised locations within New Jersey. In the absence of controlled flow, franchisees facing competition from other operators of waste disposal facilities are unable to charge above-market-rate disposal fees. The reduction of such fees to competitive levels has reduced correspondingly the primary source of security for the outstanding bonds of the local authorities. The facts relevant to each local authority within New Jersey remain unique. Some local authorities have successfully implemented refunding and work-out financings. Other local authorities have eliminated revenue shortfalls through the imposition of special waste disposal taxes. In other cases, revenue shortfalls continue, but bond payment defaults by such local authorities have been avoided as a result of a New Jersey program by which New Jersey to date has voluntarily provided financial assistance to qualifying local authorities to satisfy bond payment obligations on a given bond payment date. However, no assurance can be given that such New Jersey subsidies will be made available to such local authorities in the future (or that sufficient funds will be made available to New Jersey for such purpose), particularly given recent New Jersey budget reductions.

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     Qualified Bonds. In 1976, legislation was enacted (P.L. 1976, c. 38 and
c. 39) which provides for the issuance by municipalities and school districts of "qualified bonds." Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner, to qualify bonds pursuant to P.L. 1976 c. 38 or c. 39. Upon approval of such an application, the New Jersey Treasurer shall withhold from certain New Jersey revenues or other New Jersey aid payable to the municipalities, or from New Jersey school aid payable to the school district, as appropriate, an amount sufficient to pay debt service on such bonds. These "qualified bonds" are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above mentioned appropriations are made by New Jersey. As of June 30, 2004, the aggregate amount of school district and municipal qualified bonds outstanding is $251,901,700 and $1,104,790,953, respectively.

                     Litigation of the State of New Jersey.

     General. At any given time, there are various numbers of claims and cases pending against the State of New Jersey, State agencies and State employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases. New Jersey is unable to estimate its exposure for these claims and cases.

     New Jersey routinely receives notices of claim seeking substantial sums of money. The majority of these claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against New Jersey must be preceded by a notice of claim, which affords New Jersey the opportunity for a six-month investigation prior to the filing of any suit against it. In addition, at any given time, there are various numbers of contract and other claims against New Jersey and New Jersey agencies, including environmental claims asserted against New Jersey, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters seek recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims. At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act.

     An independent study estimated an aggregate potential exposure of $101,627,000 for tort and medical malpractice claims pending as of June 30, 2004. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry of New Jersey, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.

     Lawsuits currently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure are described in official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information.

     Ratings. Standard & Poor's Rating Group, Moody's Investors Service and Fitch Investors Service, Inc. have assigned long-term ratings of AA-, Aa3 and AA-, respectively, to New Jersey General Obligation Bonds. There is no assurance that the ratings of New Jersey General Obligation Bonds will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of New Jersey's General Obligation Bonds.

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     The various political subdivisions of New Jersey are rated independently from New Jersey by S&P and/or Moody's, if they are rated. These ratings are based upon information supplied to the rating agency by the political subdivision. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of bonds issued by the political subdivision.

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